UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08282

Loomis Sayles Funds I

(Exact name of Registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts 02116
(Address of principal executive offices) (Zip code)

Russell L. Kane, Esq.

NGAM Distribution, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2822

Date of fiscal year end: September 30

Date of reporting period: September 30, 2016

Item 1.	Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Loomis Sayles Small Cap Growth Fund

Loomis Sayles Small Cap Value Fund

Loomis Sayles Small/Mid Cap Growth Fund

Annual Report

September 30, 2016

Portfolio Review	1
Portfolio of Investments	22
Financial Statements	41
Notes to Financial Statements	53

LOOMIS SAYLES SMALL CAP GROWTH FUND

Managers	Symbols
Mark F. Burns, CFA®	Institutional Class	LSSIX
John J. Slavik, CFA®	Retail Class	LCGRX
	Class N	LSSNX

Investment Objective

The Fund’s investment objective is long-term capital growth from investments in common stocks or other equity securities.

Market Conditions

Overall, U.S. equity markets were generally strong for the 12-month period, benefiting from the robust performance off the market bottom in February 2016 and following the two-day Brexit vote-inspired selloff in June. Within the small-cap segment of the market, the smallest companies and the lowest-quality companies (as measured by return on equity) were the strongest performers in the February market rebound. The third quarter of 2016 was a particularly challenging market environment for the fund, as the highest beta (high risk/high reward potential) names significantly outperformed the lowest beta names. Among small-cap stocks, value stocks significantly outperformed growth stocks.

Performance Results

For the 12 months ended September 30, 2016, Institutional Class shares of Loomis Sayles Small Cap Growth Fund returned 6.92%. The fund underperformed its benchmark, the Russell 2000® Growth Index, which returned 12.12%.

Explanation of Fund Performance

Stock selection in the information technology, industrials and healthcare sectors primarily accounted for the fund’s underperformance. Given the fund’s strategy, the market environment during the third quarter of 2016 created a significant headwind.

In terms of individual holdings, the top contributor to fund performance was financials company MarketAxess Holdings. The company continued to steadily gain market share in electronic bond trading, and its earnings grew. In addition, the company remains significantly underpenetrated in the fixed-income market, its biggest market opportunity. In 2016, MarketAxess launched electronic trading for municipal bonds, a market no other firm has been able to penetrate electronically. Following two years of increased investments, MarketAxess is now leveraging those efforts and generating robust incremental margins.

Wix.com, a website development company for small and medium businesses, also was a top-performing holding. The company demonstrated consistently strong revenue growth by converting free users to paid subscribers and retaining their business. The mid-year release of its Artificial Design Intelligence (ADI) platform generated a lot of excitement as an even easier and more intuitive way to create a website, and it’s positioned to aid

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conversion in the future. Another top contributor was technology company Intersil, which announced it was being acquired by Rensas, a Japanese semiconductor company.

A position in Demandware, a software service provider that powers e-commerce for large brands and retailers, was a main detractor. The company was a multi-year holding for the fund, but in late 2015 it experienced slowing revenue due to lower same-store sales growth among existing customers. A sharp selloff in software-as-a-service companies in February 2016 triggered our stop loss, and we sold the position.

In addition, a position in Advisory Board Company, a research and software tools company serving the healthcare and education markets, was a primary detractor. A deceleration of growth in the healthcare segment and a delay in the integration of an education acquisition caused the stock to decline, triggering our stop-loss, and we sold the position.

A position in Restoration Hardware Holdings, a rapidly growing home furnishings retail chain, also weighed on fund performance. The company reported disappointing fourth-quarter 2015 earnings due to elevated promotions and supply chain issues. Furthermore, the company changed its pricing strategy, which created uncertainty about future demand trends. The stock price downturn triggered our stop-loss, and we exited the position.

Outlook

As we look forward, we continue to be focused on the underlying business trends of our existing holdings and potential new additions to ensure revenue and earnings growth trends can remain intact, if not improve.

Slow growth continues to be the name of the game for the U.S. economy. U.S. stocks, particularly small-caps, have had quite a strong run since the market bottom in February, and they may need to take a pause in the near term. Volatility remains subdued; however, macro events that lie ahead, including the U.S. election and the Federal Reserve’s actions, may lead to increasing levels of volatility. Earnings growth may continue to be elusive, with potential for positive trends not all that far off. While the outlook may not be terribly clear, we will not attempt to alter our process.

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LOOMIS SAYLES SMALL CAP GROWTH FUND

Hypothetical Growth of $100,000 Investment in Institutional Class Shares

September 30, 2006 through September 30, 20162

Top Ten Holdings as of September 30, 2016

	Security Name	% of Net Assets
1	Ultimate Software Group, Inc. (The)	1.63%
2	Guidewire Software, Inc.	1.56%
3	MarketAxess Holdings, Inc.	1.53%
4	Bright Horizons Family Solutions, Inc.	1.47%
5	Euronet Worldwide, Inc.	1.44%
6	MKS Instruments, Inc.	1.42%
7	Monolithic Power Systems, Inc.	1.40%
8	WageWorks, Inc.	1.39%
9	Granite Construction, Inc.	1.34%
10	Cynosure, Inc., Class A	1.32%

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

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Average Annual Total Returns — September 30, 20162

					Expense Ratios[3]
	1 year	5 years	10 years	Life of Class N	Gross	Net

Institutional Class (Inception 12/31/96)	6.92%	14.33%	9.38%	—%	0.94%	0.94%

Retail Class (Inception 12/31/96)	6.61	13.99	9.09	—	1.19	1.19

Class N (Inception 2/1/13)	7.05	—	—	10.88	0.83	0.83

Comparative Performance
Russell 2000® Growth Index[1]	12.12	16.15	8.29	11.53

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]

Russell 2000® Growth Index is an unmanaged index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price-to-book ratios and forecasted growth values.

[2]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[3]	As of the most recent prospectus, the investment advisor has contractually agreed to waive fees and/or reimburse expenses (with certain exceptions) once the expense cap of the Fund has been exceeded. This arrangement is set to expire on 1/31/17. When an expense cap has not been exceeded, the Fund may have similar expense ratios.

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LOOMIS SAYLES SMALL CAP VALUE FUND

Managers	Symbols
Joseph R. Gatz, CFA®	Institutional Class	LSSCX
Jeffrey Schwartz, CFA®	Retail Class	LSCRX
	Admin Class	LSVAX
	Class N	LSCNX

Investment Objective

The Fund’s investment objective is long-term capital growth from investments in common stocks or other equity securities.

Market Conditions

Stocks generally experienced a sharp downturn from early December through mid-February due to weaker global economic trends, a sharp downturn in oil prices and fears of a premature rate hike from the Federal Reserve (the Fed). Markets recovered steadily off their mid-February lows as global economic fears abated, the Fed delayed further interest rate increases and commodity prices rebounded. Overall, there were significant changes in market leadership during the 12-month period. Growth stock and price momentum leadership in late 2015 gave way to outperformance from higher dividend-yielding utilities and REITs in early 2016. In the final three months of the period, investors showed greater risk tolerance, and small-cap stocks advanced well ahead of large-caps. Technology, healthcare and commodity-sensitive materials stocks outperformed during the final three months, while utilities and REITs lagged. Overall, small-cap stocks generally outperformed large-cap stocks for the entire 12-month period, and small-cap value stocks outperformed small-cap growth stocks.

Performance Results

For the 12 months ended September 30, 2016, Institutional Class shares of Loomis Sayles Small Cap Value Fund returned 16.75%. The fund underperformed its benchmark, the Russell 2000® Value Index, which returned 18.81%.

Explanation of Fund Performance

Portfolio strategy was consistent with our long-standing approach, employing our broad resources and rigorous research to identify individual companies and securities we believe are inefficiently priced. The fund’s relative performance was strong during the first half of the 12-month period, largely due to stock selection in the consumer discretionary, real estate investment trust (REIT), healthcare and consumer staples sectors. As markets accelerated higher during the second half of the period, fund returns were strong but lagged the index. Stock selection metrics deteriorated as markets strengthened and investors favored higher risk positions. Selection was weakest in market-leading sectors such as technology and materials, and among REITs.

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The fund’s industrials and information technology sectors made the largest positive absolute contributions to performance for the 12-month period. The industrials sector outperformed the benchmark, and our overweight allocation and security selection within the sector led to outperformance relative to the benchmark’s industrial holdings. Information technology was among the strongest-performing sectors in the benchmark for the year, contributing to our favorable absolute return.

The top individual stock contributor was John Bean Technologies, a leading provider of food processing equipment and airport-related equipment. The company reported strong earnings and raised guidance throughout the year, as global demand for food processing equipment remained strong, profit margins steadily improved, and strategic acquisitions expanded the company’s addressable market.

U.S. Silica Holdings also was a main contributor. Our initial investment in the company, which is a leading provider of silica used in energy, industrial and specialty markets, was well timed, near the bottom point of the energy sector selloff in early 2016. We believe the company is well positioned for further recovery in the oilfield services industry. We also believe two recent acquisitions further strengthen the company’s market position and reach.

Littelfuse, a manufacturer of components and circuit protection devices for use in the automotive, electronics and general industrial markets, was a leading contributor. The company reported improving revenue, margin expansion and solid earnings growth throughout the period. The company announced two larger product line acquisitions, which we believe should contribute positively to future results.

All portfolio sectors generated a positive return during the period, but the contributions from materials and utilities were small, and had smaller weightings within the portfolio.

Although technology sector performance was strong in the benchmark, our technology holdings lagged the sector, contributing to the fund’s relative underperformance. In particular, VeriFone Systems and Zebra Technologies generated disappointing performance, offsetting a strong contribution from Advanced Energy Industries.

The materials sector was the strongest-performing sector in the benchmark, rebounding substantially off the February market bottom. Many of the most commodity-sensitive, highly levered materials companies led the rebound, and our stock selection in the sector lagged.

Sector allocation detracted from relative performance. While modest overweights in the outperforming technology and industrials sectors aided fund performance, underweights in utilities and REITs, both of which outperformed the benchmark, detracted from fund performance. Given the highly regulated nature of utilities and the tax-advantaged mandate for REITs to return nearly all free cash flow to shareholders via dividends, we typically find fewer opportunities within these sectors that meet our specific strategy and investment criteria. An overweight allocation in the consumer discretionary sector also detracted from fund performance.

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LOOMIS SAYLES SMALL CAP VALUE FUND

In terms of individual holdings, Libbey Inc. and Metaldyne Performance Group were the primary detractors for the period. Libbey, a manufacturer of glass tableware for the restaurant and retail industries, generates about 40% of revenues outside the U.S. and was hurt by the translation effect of a stronger U.S. dollar relative to other local currencies where its products are sold. The company also experienced increased competition in certain markets during the third quarter of 2015. The company lowered financial guidance as a result of these two factors. During the second quarter of 2016, we eliminated the holding on a thesis break; Libbey’s new CEO, hired in January, announced his intention to redefine Libbey as a consumer products company rather than an industrial manufacturer.

Metaldyne Performance Group is an automotive supplier focused on casting and forging complex metal parts primarily used for power-train and safety-critical components of the vehicle. We reduced our position in the stock near its all-time high during the quarter ending December 31, 2015. In January, we were surprised when management issued a cautious outlook for 2016 despite broader strength in the automotive markets, and we eliminated the position.

Outlook

With major U.S. equity indices at or very close to record highs, the bull market remains intact. However, it is now the second-longest bull market since the 1930s. Bull markets do not die of old age; typically, they struggle when intervening macroeconomic events such as rising inflation cause central banks to tighten monetary policy for an extended period. Currently, we believe the Fed may raise interest rates by 25 basis points by year-end, but all signs point to a very slow, deliberate tightening cycle. These measured expectations have helped prolong the business cycle and hence the rally in stock prices. If we are right that equity earnings are poised to move back to a growth mode later this year and in 2017, we think balanced equity performance across the market cap spectrum and across growth and value styles could result.

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Hypothetical Growth of $100,000 Investment in Institutional Class Shares

September 30, 2006 through September 30, 20163

See notes to chart on page 9.

Top Ten Holdings as of September 30, 2016

	Security Name	% of Net Assets
1	Littelfuse, Inc.	1.54%
2	Retail Opportunity Investments Corp.	1.35%
3	Cathay General Bancorp	1.34%
4	Post Holdings, Inc.	1.30%
5	KAR Auction Services, Inc.	1.25%
6	Wintrust Financial Corp.	1.22%
7	ALLETE, Inc.	1.16%
8	First Financial Bancorp	1.14%
9	Signature Bank	1.14%
10	IBERIABANK Corp.	1.13%

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

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LOOMIS SAYLES SMALL CAP VALUE FUND

Average Annual Total Returns — September 30, 20163

					Expense Ratios[4]
	1 year	5 years	10 years	Life of Class N	Gross	Net

Institutional Class (Inception 5/13/91)	16.75%	16.29%	8.14%	—%	0.99%	0.97%
Retail Class (Inception 12/31/96)	16.47	15.99	7.87	—	1.24	1.22
Admin Class (Inception 1/2/98)	16.19	15.71	7.59	—	1.47	1.45
Class N (Inception 2/1/13)	16.84	—	—	11.04	0.90	0.90

Comparative Performance
Russell 2000® Value Index[1]	18.81	15.45	5.78	9.63
Russell 2000® Index[2]	15.47	15.82	7.07	10.60

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]

Russell 2000® Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

[2]	Russell 2000® Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe.

[3]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[4]	As of the most recent prospectus, the investment advisor has contractually agreed to waive fees and/or reimburse expenses (with certain exceptions) once the expense cap of the Fund has been exceeded. This arrangement is set to expire on 1/31/17. When an expense cap has not been exceeded, the Fund may have similar expense ratios.

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LOOMIS SAYLES SMALL/MID CAP GROWTH FUND

Managers	Symbols
Mark F. Burns, CFA®	Institutional Class	LSMIX
John J. Slavik, CFA®

Investment Objective

The Fund’s investment objective is long-term capital growth from investments in common stocks or other equity securities.

Market Conditions

U.S. equity markets were generally strong for the 12-month period, benefitting from the robust performance off the market bottom in February 2016 and following the two-day Brexit vote-inspired selloff in June. Within the small/mid-cap segment of the market, the smallest companies and the lowest-quality companies (as measured by return on equity) were the strongest performers in the February market rebound. The third quarter of 2016 was a particularly challenging market environment for the fund, as the highest beta (high risk/high reward potential) names significantly outperformed the lowest beta names. Among small/mid-cap stocks, value stocks significantly outperformed growth stocks.

Performance Results

For the 12 months ended September 30, 2016, Institutional Class shares of Loomis Sayles Small/Mid Cap Growth Fund returned 7.51%. The Fund underperformed its benchmark, the Russell 2500™ Growth Index, which returned 11.02%.

Explanation of Fund Performance

Stock selection in the information technology and consumer discretionary sectors and an underweight position in the materials sector primarily accounted for the fund’s underperformance. Given the fund’s strategy, the market environment during the third quarter of 2016 created a significant headwind.

In terms of individual holdings, the top contributor to fund performance was financials company MarketAxess Holdings. The company continued to steadily gain market share in electronic bond trading, and its earnings grew. In addition, the company remains significantly underpenetrated in the fixed-income trading market, its biggest market opportunity. In 2016, MarketAxess launched electronic trading for municipal bonds, a market no other firm has been able to penetrate electronically. Following two years of increased investments, MarketAxess is now leveraging those efforts and generating robust incremental margins.

In addition, a position in Parsley Energy, an energy exploration company with a compelling acreage position in the Permian Basin, was a top contributor. The company’s prudent management team has kept leverage low and effectively managed the business through the commodity price downturn in 2015. We believe valuation remains reasonable

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LOOMIS SAYLES SMALL/MID CAP GROWTH FUND

relative to current production. The business continues to generate positive cash, and we believe it is well positioned to continue to expand its asset base and production levels for the foreseeable future, all while generating positive cash flow and maintaining low leverage.

Drew Industries, a leading provider of components to the RV industry, also was a main contributor. The stock advanced due to several factors, including favorable industry trends, growing revenues, diversification of the business and strong incremental margin performance given the high fixed-cost nature of the business.

A position in Virtusa, an information technology services and consulting company, was a main detractor. After several years of demonstrating above-industry growth and improving margins, the company acquired another technology services company with low growth and poor profitability. Despite the potential value of the combined entity, results have been disappointing, and we exited the position.

SPS Commerce, a provider of cloud-based supply chain management software, was a primary detractor. The stock declined after SPS reported its sales force contracted in the fourth quarter of 2015 due to a competitive hiring environment and a poorly structured compensation plan. The selloff was brief, and the stock recovered quickly, but the decline triggered our stop-loss and we did not benefit during the recovery. We repurchased the stock.

Palo Alto Networks, a networking security company, also detracted from performance. After a strong upward move in the stock during 2014 and the first half of 2015, elevated expectations and difficult comparisons created concerns about slowing revenue growth. These concerns were exacerbated by industry data showing a firewall spending surge in 2015 that was unlikely to repeat in 2016. The elevated valuation and high share turnover led us to sell the stock, especially given the volatile market conditions at the time of the sale in late January 2016.

Outlook

As we look forward, we continue to be focused on the underlying business trends of our existing holdings and potential new additions to ensure that revenue and earnings growth trends can remain intact, if not improve.

Slow growth continues to be the name of the game for the U.S. economy. U.S. stocks, particularly small-caps, have had quite a strong run since the market bottom in February, and they may need to take a pause in the near term. Volatility remains subdued; however, macro events that lie ahead, including the U.S. election and the Fed’s actions, may lead to increasing levels of volatility. Earnings growth may continue to be elusive, with potential for positive trends not all that far off. While the outlook may not be terribly clear, we will not attempt to alter our process.

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Hypothetical Growth of $100,000 Investment in Institutional Class Shares

June 30, 2015 (inception) through September 30, 20162

See notes to chart on page 13.

Top Ten Holdings as of September 30, 2016

	Security Name	% of Net Assets
1	WellCare Health Plans, Inc.	1.98%
2	TransDigm Group, Inc.	1.91%
3	Ultimate Software Group, Inc. (The)	1.73%
4	Acuity Brands, Inc.	1.72%
5	Guidewire Software, Inc.	1.65%
6	Nord Anglia Education, Inc.	1.59%
7	B/E Aerospace, Inc.	1.57%
8	Vail Resorts, Inc.	1.53%
9	Blackbaud, Inc.	1.51%
10	Cantel Medical Corp.	1.51%

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

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LOOMIS SAYLES SMALL/MID CAP GROWTH FUND

Average Annual Total Returns — September 30, 20162

			Expense Ratios[3]
	1 year	Life of Fund	Gross	Net

Institutional Class (Inception 6/30/15)	7.51%	-2.16%	2.84%	0.85%

Comparative Performance
Russell 2500TM Growth Index[1]	11.02	-0.99

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]

Russell 2500TM Growth Index is an unmanaged index that measures the performance of the small-to-mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500TM companies with higher price-to-book ratios and higher forecasted growth values.

[2]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[3]	As of the most recent prospectus, the investment advisor has contractually agreed to waive fees and/or reimburse expenses (with certain exceptions) once the expense cap of the Fund has been exceeded. This arrangement is set to expire on 1/31/17. When an expense cap has not been exceeded, the Fund may have similar expense ratios.

1623917.2.1

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

Additional Index Information

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

Proxy Voting Information

A description of the Funds’ proxy voting policies and procedures is available without charge upon request, by calling Loomis Sayles at 800-633-3330; on the Funds’ website, at www.loomissayles.com, and on the Securities and Exchange Commission’s (SEC’s) website at www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Funds’ website and the SEC’s website.

Quarterly Portfolio Schedules

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

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The first line in the table of each Fund shows the actual amount of Fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2016 through September 30, 2016. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table of each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

Loomis Sayles Small Cap Growth Fund

Institutional Class	Beginning Account Value 4/1/2016	Ending Account Value 9/30/2016	Expenses Paid During Period* 4/1/2016 – 9/30/2016
Actual	$1,000.00	$1,085.80	$4.90
Hypothetical (5% return before expenses)	$1,000.00	$1,020.30	$4.75

Retail Class
Actual	$1,000.00	$1,084.20	$6.20
Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	$6.01

Class N
Actual	$1,000.00	$1,086.00	$4.33
Hypothetical (5% return before expenses)	$1,000.00	$1,020.85	$4.19

*   Expenses are equal to the Fund’s annualized expense ratio: 0.94%, 1.19% and 0.83% for Institutional Class, Retail Class and Class N, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 366 (to reflect the half-year period).

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Loomis Sayles Small Cap Value Fund

Institutional Class	Beginning Account Value 4/1/2016	Ending Account Value 9/30/2016	Expenses Paid During Period* 4/1/2016 – 9/30/2016
Actual	$1,000.00	$1,095.30	$4.71
Hypothetical (5% return before expenses)	$1,000.00	$1,020.50	$4.55

Retail Class
Actual	$1,000.00	$1,094.20	$6.02
Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.81

Admin Class
Actual	$1,000.00	$1,092.70	$7.32
Hypothetical (5% return before expenses)	$1,000.00	$1,018.00	$7.06

Class N
Actual	$1,000.00	$1,095.90	$4.35
Hypothetical (5% return before expenses)	$1,000.00	$1,020.85	$4.19

*   Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.90%, 1.15%, 1.40% and 0.83% for Institutional Class, Retail Class, Admin Class and Class N, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 366 (to reflect the half-year period).

Loomis Sayles Small/Mid Cap Growth Fund

Institutional Class	Beginning Account Value 4/1/2016	Ending Account Value 9/30/2016	Expenses Paid During Period* 4/1/2016 – 9/30/2016
Actual	$1,000.00	$1,072.80	$4.40
Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	$4.29

*   Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement) of 0.85%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 366 (to reflect the half-year period).

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BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees of the Trusts (the “Board”), including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. The Loomis Sayles Small/Mid Cap Growth Fund was not included in the most recent annual review as the Fund’s initial board-approved advisory agreement is in effect until July 1, 2017.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups and categories of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ expenses to the fees charged to institutional accounts with similar strategies managed by the Adviser, if any, and to those of peer groups of funds and information about applicable expense caps and/or fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) the Adviser’s financial results and/or financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory

17  |

and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and fee differentials against each Fund’s peer group/category, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against similarly categorized funds. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review Committee and/or the full Board, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board most recently approved the continuation of the Agreements at its meeting held in June 2016. The Agreements were continued for a one-year period for the Funds. In considering whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the monitoring and oversight services provided by NGAM Advisors, L.P. (“NGAM Advisors”). They also considered the administrative services provided by NGAM Advisors and its affiliates to the Funds. For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics, including metrics that also measured the performance of the Funds on a risk adjusted basis.

With respect to each Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement relating to that Fund. In the case

|  18

of the Loomis Sayles Small Cap Value Fund, the performance of which lagged that of a relevant peer group median and/or category median of funds for certain (although not necessarily all) periods , the Board concluded that other factors relevant to performance supported renewal of the relevant Agreement. These factors included one or more of the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions by the Adviser that were reasonable and consistent with the Fund’s investment objective and policies ; (2) that the Fund’s more recent performance was competitive when compared to relevant performance benchmarks or peer groups; and (3) that the Fund’s long-term performance was competitive when compared to relevant performance benchmarks or peer groups.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets and the greater regulatory costs associated with the management of such assets. In evaluating each Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund and the need for the Adviser to offer competitive compensation and the potential need to expend additional resources to the extent the Funds grow in size. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. They noted that both of the Funds in this report have expense caps in place, and they considered the amounts waived or reimbursed by the Adviser for the Loomis Sayles Small Cap Value Fund. The Trustees also considered that the Loomis Sayles Small Cap Growth Fund’s current expenses are below the cap.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser and its

19  |

affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the relevant Funds, the expense levels of the Funds, and whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense waivers or caps. The Trustees also discussed with management the factors considered with respect to the implementation of breakpoints in investment advisory fees or expense waivers or caps for certain funds. Management explained that a number of factors are taken into account in considering the implementation of breakpoints or an expense cap for a fund, including, among other things, factors such as a fund’s assets, the projected growth of a fund, projected profitability and a fund’s fees and performance. With respect to economies of scale, the Trustees noted that although neither Fund’s management fee was subject to breakpoints, each Fund’s management fee and overall net expense ratio was at or below the median fee for a peer group of funds and that each Fund was subject to an expense cap or waiver. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	the effect of recent market and economic events on the performance, asset levels and expense ratios of each Fund.

•

whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

|  20

•

the nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under separate agreements covering administrative services.

•

so-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the benefits to the parent company of NGAM Advisors from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	the Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2017.

21  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Small Cap Growth Fund

Shares	Description	Value (†)

Common Stocks – 96.8% of Net Assets

	Aerospace & Defense – 1.0%
262,976	Hexcel Corp.	$11,649,837

	Auto Components – 1.7%
176,397	Dorman Products, Inc.(b)	11,271,768
82,866	Drew Industries, Inc.	8,122,526

		19,394,294

	Banks – 4.2%
238,013	Chemical Financial Corp.	10,503,514
234,695	Pinnacle Financial Partners, Inc.	12,692,305
291,177	PrivateBancorp, Inc.	13,370,848
314,876	Renasant Corp.	10,589,280

		47,155,947

	Biotechnology – 2.5%
311,716	Genomic Health, Inc.(b)	9,014,827
632,176	Ironwood Pharmaceuticals, Inc.(b)	10,038,955
492,458	Lexicon Pharmaceuticals, Inc.(b)	8,898,716

		27,952,498

	Building Products – 2.2%
278,380	Apogee Enterprises, Inc.	12,440,802
216,763	Trex Co., Inc.(b)	12,728,324

		25,169,126

	Capital Markets – 2.5%
362,036	Financial Engines, Inc.	10,756,090
104,116	MarketAxess Holdings, Inc.	17,240,568

		27,996,658

	Commercial Services & Supplies – 1.5%
372,069	Healthcare Services Group, Inc.	14,726,491
47,349	Team, Inc.(b)	1,548,786

		16,275,277

	Construction & Engineering – 2.2%
303,105	Granite Construction, Inc.	15,076,443
475,474	Primoris Services Corp.	9,794,764

		24,871,207

	Distributors – 1.3%
149,143	Pool Corp.	14,096,996

	Diversified Consumer Services – 3.7%
247,256	Bright Horizons Family Solutions, Inc.(b)	16,538,954
292,362	Grand Canyon Education, Inc.(b)	11,808,501
602,657	Nord Anglia Education, Inc.(b)	13,125,869

		41,473,324

See accompanying notes to financial statements.

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Portfolio of Investments – as of September 30, 2016

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Diversified Telecommunication Services – 2.3%
342,998	Cogent Communications Holdings, Inc.	$12,625,756
1,245,759	ORBCOMM, Inc.(b)	12,769,030

		25,394,786

	Electrical Equipment – 1.0%
307,766	Generac Holdings, Inc.(b)	11,171,906

	Electronic Equipment, Instruments & Components – 1.8%
131,843	IPG Photonics Corp.(b)	10,857,271
316,456	Orbotech Ltd.(b)	9,370,262

		20,227,533

	Energy Equipment & Services – 0.7%
145,035	Dril-Quip, Inc.(b)	8,084,251

	Food Products – 2.0%
713,013	Amplify Snack Brands, Inc.(b)	11,550,810
327,515	Snyder’s-Lance, Inc.	10,997,954

		22,548,764

	Health Care Equipment & Supplies – 8.2%
292,046	Cynosure, Inc., Class A(b)	14,876,823
225,532	Inogen, Inc.(b)	13,509,367
338,574	Insulet Corp.(b)	13,861,220
168,892	Integra LifeSciences Holdings Corp.(b)	13,942,035
83,557	Merit Medical Systems, Inc.(b)	2,029,599
215,262	Neogen Corp.(b)	12,041,756
91,601	Nevro Corp.(b)	9,562,228
512,681	Wright Medical Group NV(b)	12,576,065

		92,399,093

	Health Care Providers & Services – 4.6%
193,934	Acadia Healthcare Co., Inc.(b)	9,609,430
358,086	AMN Healthcare Services, Inc.(b)	11,412,201
151,750	Amsurg Corp.(b)	10,174,837
413,304	Ensign Group, Inc. (The)	8,319,810
317,404	HealthEquity, Inc.(b)	12,013,741

		51,530,019

	Health Care Technology – 3.0%
320,168	Evolent Health, Inc., Class A(b)	7,882,536
257,841	Medidata Solutions, Inc.(b)	14,377,214
280,118	Press Ganey Holdings, Inc.(b)	11,316,767

		33,576,517

	Hotels, Restaurants & Leisure – 3.6%
348,528	Chuy’s Holdings, Inc.(b)	9,737,872

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Hotels, Restaurants & Leisure – continued
157,359	Popeyes Louisiana Kitchen, Inc.(b)	$8,362,057
206,889	Texas Roadhouse, Inc.	8,074,878
93,451	Vail Resorts, Inc.	14,660,593

		40,835,400

	Household Durables – 2.4%
209,575	Installed Building Products, Inc.(b)	7,517,455
221,898	iRobot Corp.(b)	9,759,074
131,843	Universal Electronics, Inc.(b)	9,817,030

		27,093,559

	Internet & Direct Marketing Retail – 0.6%
178,292	Wayfair, Inc., Class A(b)	7,019,356

	Internet Software & Services – 7.1%
287,859	2U, Inc.(b)	11,022,121
210,523	Benefitfocus, Inc.(b)	8,404,078
293,468	Criteo S.A., Sponsored ADR(b)	10,303,661
146,773	Envestnet, Inc.(b)	5,349,876
147,563	LogMeIn, Inc.	13,338,220
448,852	Q2 Holdings, Inc.(b)	12,864,098
426,752	Quotient Technology, Inc.(b)	5,680,069
309,346	Wix.com Ltd.(b)	13,434,897

		80,397,020

	IT Services – 4.3%
128,762	EPAM Systems, Inc.(b)	8,924,494
198,831	Euronet Worldwide, Inc.(b)	16,270,341
208,785	ExlService Holdings, Inc.(b)	10,405,844
368,514	InterXion Holding NV(b)	13,347,577

		48,948,256

	Life Sciences Tools & Services – 2.8%
318,668	Accelerate Diagnostics, Inc.(b)	8,686,890
234,221	INC Research Holdings, Inc., Class A(b)	10,441,572
227,823	PRA Health Sciences, Inc.(b)	12,874,278

		32,002,740

	Machinery – 3.0%
177,266	Astec Industries, Inc.	10,612,915
98,191	Middleby Corp. (The)(b)	12,138,372
146,536	RBC Bearings, Inc.(b)	11,207,073

		33,958,360

	Oil, Gas & Consumable Fuels – 2.1%
132,870	Diamondback Energy, Inc.(b)	12,827,270

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Oil, Gas & Consumable Fuels – continued
160,676	PDC Energy, Inc.(b)	$10,774,932

		23,602,202

	Pharmaceuticals – 2.8%
199,147	Dermira, Inc.(b)	6,735,152
193,697	Medicines Co. (The)(b)	7,310,125
424,996	Nektar Therapeutics(b)	7,301,431
414,963	Supernus Pharmaceuticals, Inc.(b)	10,262,035

		31,608,743

	Professional Services – 1.4%
257,525	WageWorks, Inc.(b)	15,685,848

	Real Estate Management & Development – 0.5%
212,814	HFF, Inc., Class A	5,892,820

	Semiconductors & Semiconductor Equipment – 6.3%
324,987	Inphi Corp.(b)	14,140,184
511,733	Intersil Corp.	11,222,305
322,459	MKS Instruments, Inc.	16,035,886
196,698	Monolithic Power Systems, Inc.	15,834,189
230,667	Silicon Laboratories, Inc.(b)	13,563,220

		70,795,784

	Software – 7.5%
207,679	Blackbaud, Inc.	13,777,425
604,947	Callidus Software, Inc.(b)	11,100,778
190,695	FleetMatics Group PLC(b)	11,437,886
293,784	Guidewire Software, Inc.(b)	17,621,164
508,731	RingCentral, Inc., Class A(b)	12,036,576
89,896	Ultimate Software Group, Inc. (The)(b)	18,373,843

		84,347,672

	Specialty Retail – 1.7%
149,775	Monro Muffler Brake, Inc.	9,161,737
624,854	Tile Shop Holdings, Inc.(b)	10,341,333

		19,503,070

	Textiles, Apparel & Luxury Goods – 1.7%
163,678	Columbia Sportswear Co.	9,287,090
297,339	Steven Madden Ltd.(b)	10,276,036

		19,563,126

	Thrifts & Mortgage Finance – 1.0%
435,344	Essent Group Ltd.(b)	11,584,504

	Trading Companies & Distributors – 1.6%
230,983	Beacon Roofing Supply, Inc.(b)	9,717,455

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Trading Companies & Distributors – continued
227,823	SiteOne Landscape Supply, Inc.(b)	$8,185,680

		17,903,135

	Total Common Stocks (Identified Cost $879,197,130)	1,091,709,628

Principal Amount

Short-Term Investments – 3.0%
$34,249,644	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2016 at 0.030% to be repurchased at $34,249,730 on 10/03/2016 collateralized by $34,550,000 U.S. Treasury Note, 1.500% due 3/31/2023 valued at $34,938,688 including accrued interest (Note 2 of Notes to Financial Statements)(Identified Cost $34,249,644)	34,249,644

	Total Investments – 99.8% (Identified Cost $913,446,774)(a)	1,125,959,272
	Other assets less liabilities—0.2%	1,826,692

	Net Assets – 100.0%	$1,127,785,964

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At September 30, 2016, the net unrealized appreciation on investments based on a cost of $913,910,875 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$225,493,195
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(13,444,798)

	Net unrealized appreciation	$212,048,397

(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

See accompanying notes to financial statements.

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Portfolio of Investments – as of September 30, 2016

Loomis Sayles Small Cap Growth Fund – continued

Industry Summary at September 30, 2016

Health Care Equipment & Supplies	8.2%
Software	7.5
Internet Software & Services	7.1
Semiconductors & Semiconductor Equipment	6.3
Health Care Providers & Services	4.6
IT Services	4.3
Banks	4.2
Diversified Consumer Services	3.7
Hotels, Restaurants & Leisure	3.6
Machinery	3.0
Health Care Technology	3.0
Life Sciences Tools & Services	2.8
Pharmaceuticals	2.8
Capital Markets	2.5
Biotechnology	2.5
Household Durables	2.4
Diversified Telecommunication Services	2.3
Building Products	2.2
Construction & Engineering	2.2
Oil, Gas & Consumable Fuels	2.1
Food Products	2.0
Other Investments, less than 2% each	17.5
Short-Term Investments	3.0

Total Investments	99.8
Other assets less liabilities	0.2

Net Assets	100.0%

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Small Cap Value Fund

Shares	Description	Value (†)

Common Stocks – 98.2% of Net Assets

	Aerospace & Defense – 2.1%
258,206	Aerojet Rocketdyne Holdings, Inc.(b)	$4,539,261
257,814	BWX Technologies, Inc.	9,892,323
272,965	DigitalGlobe, Inc.(b)	7,506,538

		21,938,122

	Auto Components – 1.9%
136,200	Cooper Tire & Rubber Co.	5,178,324
183,745	Fox Factory Holding Corp.(b)	4,220,623
311,349	Horizon Global Corp.(b)	6,205,185
63,951	Tenneco, Inc.(b)	3,726,425

		19,330,557

	Banks – 17.1%
420,939	BancorpSouth, Inc.	9,765,785
160,341	Bank of the Ozarks, Inc.	6,157,094
258,326	Bryn Mawr Bank Corp.	8,263,849
450,864	Cathay General Bancorp	13,877,594
217,763	Chemical Financial Corp.	9,609,881
533,038	CVB Financial Corp.	9,386,799
541,604	First Financial Bancorp	11,828,631
193,155	First Financial Bankshares, Inc.	7,038,568
411,049	Home BancShares, Inc.	8,553,930
173,656	IBERIABANK Corp.	11,655,791
168,106	LegacyTexas Financial Group, Inc.	5,317,193
247,775	PacWest Bancorp	10,632,025
177,536	Pinnacle Financial Partners, Inc.	9,601,147
284,947	Popular, Inc.	10,890,674
156,062	Prosperity Bancshares, Inc.	8,566,243
99,750	Signature Bank(b)	11,815,387
123,418	Texas Capital Bancshares, Inc.(b)	6,778,117
255,353	Triumph Bancorp, Inc.(b)	5,066,204
226,625	Wintrust Financial Corp.	12,593,551

		177,398,463

	Beverages – 0.9%
664,437	Cott Corp.	9,468,227

	Building Products – 2.4%
87,946	Apogee Enterprises, Inc.	3,930,307
153,765	Armstrong World Industries, Inc.(b)	6,353,570
70,344	Gibraltar Industries, Inc.(b)	2,613,279
111,434	Masonite International Corp.(b)	6,927,852
74,254	Patrick Industries, Inc.(b)	4,597,808

		24,422,816

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Capital Markets – 1.0%
20,114	MarketAxess Holdings, Inc.	$3,330,677
191,907	Stifel Financial Corp.(b)	7,378,824

		10,709,501

	Chemicals – 1.4%
120,054	Cabot Corp.	6,292,030
118,130	Minerals Technologies, Inc.	8,350,610

		14,642,640

	Commercial Services & Supplies – 4.3%
94,019	Clean Harbors, Inc.(b)	4,511,032
300,147	KAR Auction Services, Inc.	12,954,345
294,782	Kimball International, Inc.	3,814,479
102,095	Knoll, Inc.	2,332,871
327,274	R.R. Donnelley & Sons Co.	5,144,747
238,745	Viad Corp.	8,802,528
290,843	West Corp.	6,421,813

		43,981,815

	Communications Equipment – 1.8%
243,219	ARRIS International PLC(b)	6,890,394
337,076	Calix, Inc.(b)	2,477,509
343,605	Digi International, Inc.(b)	3,917,097
709,626	Viavi Solutions, Inc.(b)	5,244,136

		18,529,136

	Construction & Engineering – 1.6%
110,895	Argan, Inc.	6,563,875
170,800	MYR Group, Inc.(b)	5,141,080
183,611	Quanta Services, Inc.(b)	5,139,272

		16,844,227

	Construction Materials – 0.8%
221,752	Summit Materials, Inc., Class A(b)	4,113,500
94,184	U.S. Concrete, Inc.(b)	4,338,586

		8,452,086

	Consumer Finance – 0.5%
145,279	PRA Group, Inc.(b)	5,017,937

	Distributors – 0.8%
219,700	Core-Mark Holding Co., Inc.	7,865,260

	Diversified Consumer Services – 0.4%
277,662	Houghton Mifflin Harcourt Co.(b)	3,723,447

	Diversified Financial Services – 0.7%
577,201	FNFV Group(b)	7,203,468

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Electric Utilities – 1.2%
200,898	ALLETE, Inc.	$11,977,539

	Electrical Equipment – 1.1%
45,465	AZZ, Inc.	2,967,501
341,965	Babcock & Wilcox Enterprises, Inc.(b)	5,642,422
34,846	EnerSys	2,410,995

		11,020,918

	Electronic Equipment, Instruments & Components – 5.0%
107,123	Belden, Inc.	7,390,416
260,384	II-VI, Inc.(b)	6,335,143
83,204	Kimball Electronics, Inc.(b)	1,153,207
123,871	Littelfuse, Inc.	15,955,823
213,702	Methode Electronics, Inc.	7,473,159
110,650	Rogers Corp.(b)	6,758,502
146,249	VeriFone Systems, Inc.(b)	2,301,959
312,576	Vishay Intertechnology, Inc.	4,404,196

		51,772,405

	Energy Equipment & Services – 2.4%
150,461	Bristow Group, Inc.	2,109,463
240,094	Natural Gas Services Group, Inc.(b)	5,903,912
326,184	RPC, Inc.(b)	5,479,891
240,166	U.S. Silica Holdings, Inc.	11,182,129

		24,675,395

	Food & Staples Retailing – 0.8%
276,400	SpartanNash Co.	7,993,488

	Food Products – 2.0%
311,985	Darling Ingredients, Inc.(b)	4,214,917
27,071	J&J Snack Foods Corp.	3,224,697
173,768	Post Holdings, Inc.(b)	13,409,677

		20,849,291

	Health Care Equipment & Supplies – 1.8%
71,870	Cynosure, Inc., Class A(b)	3,661,058
210,698	Halyard Health, Inc.(b)	7,302,793
162,457	SurModics, Inc.(b)	4,888,331
14,621	Teleflex, Inc.	2,457,059

		18,309,241

	Health Care Providers & Services – 1.2%
263,440	PharMerica Corp.(b)	7,394,761
44,442	WellCare Health Plans, Inc.(b)	5,203,714

		12,598,475

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Hotels, Restaurants & Leisure – 3.9%
328,250	Carrols Restaurant Group, Inc.(b)	$4,336,182
76,273	Churchill Downs, Inc.	11,162,554
24,829	Cracker Barrel Old Country Store, Inc.	3,282,890
84,048	Del Frisco’s Restaurant Group, Inc.(b)	1,132,127
142,945	J. Alexander’s Holdings, Inc.(b)	1,448,033
130,415	Marriott Vacations Worldwide Corp.	9,562,028
175,805	Six Flags Entertainment Corp.	9,424,906

		40,348,720

	Household Durables – 0.7%
88,268	Helen of Troy Ltd.(b)	7,606,054

	Household Products – 0.4%
295,958	HRG Group, Inc.(b)	4,646,541

	Industrial Conglomerates – 0.7%
318,788	Raven Industries, Inc.	7,341,688

	Insurance – 3.6%
125,076	Atlas Financial Holdings, Inc.(b)	1,972,448
371,538	Employers Holdings, Inc.	11,082,979
123,428	First American Financial Corp.	4,848,252
172,223	ProAssurance Corp.	9,038,263
96,732	Reinsurance Group of America, Inc., Class A	10,441,252

		37,383,194

	Internet & Direct Marketing Retail – 1.5%
519,741	1-800-Flowers.com, Inc., Class A(b)	4,766,025
81,135	HSN, Inc.	3,229,173
201,375	Liberty Ventures, Series A(b)	8,028,821

		16,024,019

	Internet Software & Services – 0.9%
20,137	CommerceHub, Inc., Series A(b)	318,164
176,033	CommerceHub, Inc., Series C(b)	2,800,685
92,993	IAC/InterActiveCorp	5,809,273

		8,928,122

	IT Services – 5.1%
305,516	Booz Allen Hamilton Holding Corp.	9,657,361
118,302	CSG Systems International, Inc.	4,889,421
90,390	DST Systems, Inc.	10,658,789
136,906	Euronet Worldwide, Inc.(b)	11,203,018
323,807	Perficient, Inc.(b)	6,524,711
94,412	WEX, Inc.(b)	10,204,993

		53,138,293

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Life Sciences Tools & Services – 1.4%
336,621	Albany Molecular Research, Inc.(b)	$5,557,612
308,530	VWR Corp.(b)	8,749,911

		14,307,523

	Machinery – 3.7%
72,415	Alamo Group, Inc.	4,771,424
170,875	Albany International Corp., Class A	7,241,683
90,233	Altra Industrial Motion Corp.	2,614,050
143,397	John Bean Technologies Corp.	10,116,658
136,715	RBC Bearings, Inc.(b)	10,455,963
30,804	Standex International Corp.	2,860,768

		38,060,546

	Marine – 0.5%
78,077	Kirby Corp.(b)	4,853,266

	Media – 2.7%
482,936	E.W. Scripps Co. (The), Class A(b)	7,678,683
133,851	John Wiley & Sons, Inc., Class A	6,908,050
522,374	National CineMedia, Inc.	7,689,345
348,210	New Media Investment Group, Inc.	5,397,255

		27,673,333

	Metals & Mining – 0.9%
507,316	Ferroglobe PLC	4,581,063
135,487	Haynes International, Inc.	5,027,923

		9,608,986

	Multi-Utilities – 1.0%
180,993	NorthWestern Corp.	10,412,527

	Oil, Gas & Consumable Fuels – 1.3%
340,418	QEP Resources, Inc.	6,648,364
997,011	Synergy Resources Corp.(b)	6,909,286

		13,557,650

	Pharmaceuticals – 0.9%
139,559	Akorn, Inc.(b)	3,804,378
208,513	Catalent, Inc.(b)	5,387,976

		9,192,354

	Professional Services – 1.3%
112,479	FTI Consulting, Inc.(b)	5,012,064
57,421	Insperity, Inc.	4,171,062
204,386	Korn/Ferry International	4,292,106

		13,475,232

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	REITs – Apartments – 1.9%
179,360	American Campus Communities, Inc.	$9,124,043
114,710	Mid-America Apartment Communities, Inc.	10,781,593

		19,905,636

	REITs – Health Care – 0.4%
171,646	Sabra Healthcare REIT, Inc.	4,322,046

	REITs – Hotels – 0.5%
283,562	Hersha Hospitality Trust	5,109,787

	REITs – Shopping Centers – 1.3%
634,041	Retail Opportunity Investments Corp.	13,923,540

	REITs – Single Tenant – 0.8%
159,592	National Retail Properties, Inc.	8,115,253

	REITs – Storage – 1.5%
351,530	CubeSmart	9,582,708
72,288	Life Storage, Inc.	6,429,295

		16,012,003

	Road & Rail – 1.7%
104,752	Avis Budget Group, Inc.(b)	3,583,566
94,380	Genesee & Wyoming, Inc., Class A(b)	6,507,501
108,812	Old Dominion Freight Line, Inc.(b)	7,465,591

		17,556,658

	Semiconductors & Semiconductor Equipment – 2.0%
192,205	Advanced Energy Industries, Inc.(b)	9,095,141
132,532	Semtech Corp.(b)	3,675,112
367,420	Teradyne, Inc.	7,928,924

		20,699,177

	Software – 1.4%
219,255	Synchronoss Technologies, Inc.(b)	9,028,921
146,376	Verint Systems, Inc.(b)	5,508,129

		14,537,050

	Specialty Retail – 1.8%
270,309	Barnes & Noble, Inc.	3,054,492
145,400	Genesco, Inc.(b)	7,918,484
857,886	Office Depot, Inc.	3,062,653
161,351	Sally Beauty Holdings, Inc.(b)	4,143,493

		18,179,122

	Thrifts & Mortgage Finance – 0.5%
131,644	Federal Agricultural Mortgage Corp., Class C	5,199,938

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Transportation Infrastructure – 0.7%
83,303	Macquarie Infrastructure Corp.	$6,934,142

	Total Common Stocks (Identified Cost $716,953,373)	1,015,776,854

Closed-End Investment Companies – 0.6%
462,007	Hercules Capital, Inc. (Identified Cost $6,009,463)	6,264,815

Principal Amount

Short-Term Investments – 1.5%
$16,131,843	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2016 at 0.030% to be repurchased at $16,131,883 on 10/03/2016 collateralized by $15,255,000 U.S. Treasury Note, 2.500% due 8/15/2023 valued at $16,456,331 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $16,131,843)	16,131,843

	Total Investments – 100.3% (Identified Cost $739,094,679)(a)	1,038,173,512
	Other assets less liabilities—(0.3)%	(3,431,431)

	Net Assets – 100.0%	$1,034,742,081

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At September 30, 2016, the net unrealized appreciation on investments based on a cost of $736,517,809 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$329,934,005
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(28,278,302)

	Net unrealized appreciation	$301,655,703

(b)	Non-income producing security.

REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Small Cap Value Fund – continued

Industry Summary at September 30, 2016

Banks	17.1%
IT Services	5.1
Electronic Equipment, Instruments & Components	5.0
Commercial Services & Supplies	4.3
Hotels, Restaurants & Leisure	3.9
Machinery	3.7
Insurance	3.6
Media	2.7
Energy Equipment & Services	2.4
Building Products	2.4
Aerospace & Defense	2.1
Food Products	2.0
Semiconductors & Semiconductor Equipment	2.0
Other Investments, less than 2% each	42.5
Short-Term Investments	1.5

Total Investments	100.3
Other assets less liabilities	(0.3)

Net Assets	100.0%

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Small/Mid Cap Growth Fund

Shares	Description	Value (†)

Common Stocks – 97.2% of Net Assets

	Aerospace & Defense – 4.7%
3,649	B/E Aerospace, Inc.	$188,508
3,327	Hexcel Corp.	147,386
793	TransDigm Group, Inc.(b)	229,272

		565,166

	Air Freight & Logistics – 1.0%
3,282	XPO Logistics, Inc.(b)	120,351

	Auto Components – 1.0%
1,189	Drew Industries, Inc.	116,546

	Banks – 4.5%
3,807	Columbia Banking System, Inc.	124,565
2,259	First Republic Bank	174,192
4,149	Home BancShares, Inc.	86,341
4,147	Western Alliance Bancorp(b)	155,678

		540,776

	Biotechnology – 2.2%
10,554	Ironwood Pharmaceuticals, Inc.(b)	167,597
1,845	Neurocrine Biosciences, Inc.(b)	93,431

		261,028

	Capital Markets – 4.9%
2,267	CBOE Holdings, Inc.	147,015
1,074	MarketAxess Holdings, Inc.	177,844
1,565	MSCI, Inc.	131,366
2,815	SEI Investments Co.	128,392

		584,617

	Commercial Services & Supplies – 4.2%
4,363	Healthcare Services Group, Inc.	172,688
3,797	KAR Auction Services, Inc.	163,878
4,878	Ritchie Bros. Auctioneers, Inc.	171,071

		507,637

	Construction Materials – 0.8%
5,686	Headwaters, Inc.(b)	96,207

	Diversified Consumer Services – 4.4%
2,692	Bright Horizons Family Solutions, Inc.(b)	180,068
3,718	Grand Canyon Education, Inc.(b)	150,170
8,723	Nord Anglia Education, Inc.(b)	189,987

		520,225

	Diversified Telecommunication Services – 1.4%
4,636	Cogent Communications Holdings, Inc.	170,651

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Small/Mid Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Electrical Equipment – 3.8%
780	Acuity Brands, Inc.	$206,388
4,141	Generac Holdings, Inc.(b)	150,319
2,467	Sensata Technologies Holding NV(b)	95,670

		452,377

	Electronic Equipment, Instruments & Components – 4.1%
1,463	Coherent, Inc.(b)	161,720
5,421	National Instruments Corp.	153,956
6,069	Trimble Navigation Ltd.(b)	173,331

		489,007

	Energy Equipment & Services – 0.8%
1,789	Dril-Quip, Inc.(b)	99,719

	Food & Staples Retailing – 1.2%
1,158	Casey’s General Stores, Inc.	139,134

	Health Care Equipment & Supplies – 7.6%
1,878	Align Technology, Inc.(b)	176,062
2,314	Cantel Medical Corp.	180,446
1,713	DexCom, Inc.(b)	150,162
1,789	STERIS PLC	130,776
1,747	West Pharmaceutical Services, Inc.	130,151
5,907	Wright Medical Group NV(b)	144,899

		912,496

	Health Care Providers & Services – 6.9%
2,329	Acadia Healthcare Co., Inc.(b)	115,402
2,203	MEDNAX, Inc.(b)	145,949
3,263	Surgical Care Affiliates, Inc.(b)	159,104
2,423	VCA, Inc.(b)	169,561
2,025	WellCare Health Plans, Inc.(b)	237,107

		827,123

	Health Care Technology – 2.4%
1,151	athenahealth, Inc.(b)	145,164
5,179	HealthStream, Inc.(b)	142,940

		288,104

	Hotels, Restaurants & Leisure – 4.7%
1,875	Dunkin’ Brands Group, Inc.	97,650
469	Panera Bread Co., Class A(b)	91,324
2,050	Six Flags Entertainment Corp.	109,901
2,001	Texas Roadhouse, Inc.	78,099
1,164	Vail Resorts, Inc.	182,608

		559,582

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Small/Mid Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Internet Software & Services – 4.4%
812	CoStar Group, Inc.(b)	$175,822
4,449	GTT Communications, Inc.(b)	104,685
1,375	j2 Global, Inc.	91,589
2,173	SPS Commerce, Inc.(b)	159,520

		531,616

	IT Services – 5.8%
2,360	Black Knight Financial Services, Inc., Class A(b)	96,524
5,230	Booz Allen Hamilton Holding Corp.	165,320
1,972	Broadridge Financial Solutions, Inc.	133,682
2,911	ExlService Holdings, Inc.(b)	145,084
1,748	Gartner, Inc.(b)	154,611

		695,221

	Leisure Products – 1.0%
2,553	Brunswick Corp.	124,535

	Life Sciences Tools & Services – 1.4%
2,189	ICON PLC(b)	169,363

	Machinery – 3.4%
1,331	Middleby Corp. (The)(b)	164,538
3,190	Sun Hydraulics Corp.	102,941
2,902	Toro Co. (The)	135,930

		403,409

	Oil, Gas & Consumable Fuels – 2.4%
1,524	Diamondback Energy, Inc.(b)	147,127
4,121	Parsley Energy, Inc., Class A(b)	138,095

		285,222

	Pharmaceuticals – 1.7%
915	Jazz Pharmaceuticals PLC(b)	111,154
5,572	Nektar Therapeutics(b)	95,727

		206,881

	Professional Services – 1.3%
4,389	TransUnion(b)	151,420

	Real Estate Management & Development – 1.1%
2,792	First Service Corp.	130,331

	Semiconductors & Semiconductor Equipment – 3.8%
2,957	Advanced Energy Industries, Inc.(b)	139,925
3,555	MACOM Technology Solutions Holdings, Inc.(b)	150,519
2,804	Silicon Laboratories, Inc.(b)	164,875

		455,319

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Small/Mid Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Software – 8.5%
2,733	Blackbaud, Inc.	$181,307
8,299	Callidus Software, Inc.(b)	152,287
3,288	Guidewire Software, Inc.(b)	197,214
2,163	HubSpot, Inc.(b)	124,632
3,573	Paylocity Holding Corp.(b)	158,856
1,014	Ultimate Software Group, Inc. (The)(b)	207,251

		1,021,547

	Textiles, Apparel & Luxury Goods – 1.8%
1,023	Carter’s, Inc.	88,705
2,245	Columbia Sportswear Co.	127,381

		216,086

	Total Common Stocks (Identified Cost $10,581,090)	11,641,696

Principal Amount

Short-Term Investments – 3.2%
$377,396	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2016 at 0.030% to be repurchased at $377,397 on 10/03/2016 collateralized by $360,000 U.S. Treasury Note, 2.500% due 8/15/2023 valued at $388,350 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $377,396)	377,396

	Total Investments – 100.4% (Identified Cost $10,958,486)(a)	12,019,092
	Other assets less liabilities—(0.4)%	(44,669)

	Net Assets – 100.0%	$11,974,423

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At September 30, 2016, the net unrealized appreciation on investments based on a cost of $10,969,667 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$1,342,238
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(292,813)

	Net unrealized appreciation	$1,049,425

(b)	Non-income producing security.

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Small/Mid Cap Growth Fund – continued

Industry Summary at September 30, 2016

Software	8.5%
Health Care Equipment & Supplies	7.6
Health Care Providers & Services	6.9
IT Services	5.8
Capital Markets	4.9
Aerospace & Defense	4.7
Hotels, Restaurants & Leisure	4.7
Banks	4.5
Internet Software & Services	4.4
Diversified Consumer Services	4.4
Commercial Services & Supplies	4.2
Electronic Equipment, Instruments & Components	4.1
Semiconductors & Semiconductor Equipment	3.8
Electrical Equipment	3.8
Machinery	3.4
Health Care Technology	2.4
Oil, Gas & Consumable Fuels	2.4
Biotechnology	2.2
Other Investments, less than 2% each	14.5
Short-Term Investments	3.2

Total Investments	100.4
Other assets less liabilities	(0.4)

Net Assets	100.0%

See accompanying notes to financial statements.

|  40

Statements of Assets and Liabilities

September 30, 2016

	Small Cap Growth Fund	Small Cap Value Fund	Small/Mid Cap Growth Fund
ASSETS
Investments at cost	$913,446,774	$739,094,679	$10,958,486
Net unrealized appreciation	212,512,498	299,078,833	1,060,606

Investments at value	1,125,959,272	1,038,173,512	12,019,092
Receivable for Fund shares sold	724,010	797,729	—
Receivable for securities sold	11,619,181	1,604,528	165,957
Dividends and interest receivable	147,145	867,040	2,710
Prepaid expenses (Note 7)	4,579	4,305	46

TOTAL ASSETS	1,138,454,187	1,041,447,114	12,187,805

LIABILITIES
Payable for securities purchased	9,298,708	5,151,716	156,270
Payable for Fund shares redeemed	377,481	587,391	—
Management fees payable (Note 5)	715,707	627,098	2,077
Deferred Trustees’ fees (Note 5)	130,620	188,569	10,813
Administrative fees payable (Note 5)	41,030	38,375	420
Payable to distributor (Note 5d)	12,612	9,121	2
Other accounts payable and accrued expenses	92,065	102,763	43,800

TOTAL LIABILITIES	10,668,223	6,705,033	213,382

NET ASSETS	$1,127,785,964	$1,034,742,081	$11,974,423

NET ASSETS CONSIST OF:
Paid-in capital	$926,304,494	$660,464,310	$12,045,001
Accumulated net investment loss/Undistributed net investment income	(3,237,689)	1,498,395	(18,730)
Accumulated net realized gain (loss) on investments	(7,793,339)	73,700,543	(1,112,454)
Net unrealized appreciation on investments	212,512,498	299,078,833	1,060,606

NET ASSETS	$1,127,785,964	$1,034,742,081	$11,974,423

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$812,383,250	$654,501,090	$11,974,423

Shares of beneficial interest	36,871,468	19,376,303	1,230,336

Net asset value, offering and redemption price per share	$22.03	$33.78	$9.73

Retail Class:
Net assets	$118,669,524	$267,935,621	$—

Shares of beneficial interest	5,758,957	8,039,271	—

Net asset value, offering and redemption price per share	$20.61	$33.33	$—

Admin Class shares:
Net assets	$—	$43,973,326	$—

Shares of beneficial interest	—	1,360,994	—

Net asset value, offering and redemption price per share	$—	$32.31	$—

Class N shares:
Net assets	$196,733,190	$68,332,044	$—

Shares of beneficial interest	8,897,292	2,021,274	—

Net asset value, offering and redemption price per share	$22.11	$33.81	$—

See accompanying notes to financial statements.

41  |

Statements of Operations

For the Year Ended September 30, 2016

	Small Cap Growth Fund	Small Cap Value Fund	Small/Mid Cap Growth Fund
INVESTMENT INCOME
Dividends	$5,917,987	$14,895,029	$67,845
Interest	13,581	3,844	116
Less net foreign taxes withheld	—	(45,206)	(462)

	5,931,568	14,853,667	67,499

Expenses
Management fees (Note 5)	8,333,969	7,820,966	80,170
Service and distribution fees (Note 5)	345,619	911,866	—
Administrative fees (Note 5)	489,740	459,609	4,714
Trustees’ fees and expenses (Note 5)	47,185	49,153	18,656
Transfer agent fees and expenses (Notes 5 and 6)	1,133,186	1,019,882	1,559
Audit and tax services fees	41,061	41,937	42,280
Custodian fees and expenses	40,491	29,392	6,353
Legal fees	18,635	17,055	183
Registration fees	97,416	84,402	18,777
Shareholder reporting expenses	71,115	76,323	1,215
Miscellaneous expenses (Note 7)	36,182	35,811	12,910

Total expenses	10,654,599	10,546,396	186,817
Less waiver and/or expense reimbursement (Note 5)	—	(283,441)	(95,958)

Net expenses	10,654,599	10,262,955	90,859

Net investment income (loss)	(4,723,031)	4,590,712	(23,360)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(7,969,145)	95,614,322	(943,201)
Net change in unrealized appreciation (depreciation) on:
Investments	88,312,376	60,726,807	1,835,053

Net realized and unrealized gain on investments	80,343,231	156,341,129	891,852

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$75,620,200	$160,931,841	$868,492

See accompanying notes to financial statements.

|  42

Statements of Changes in Net Assets

	Small Cap Growth Fund		Small Cap Value Fund
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2016	Year Ended September 30, 2015
FROM OPERATIONS:
Net investment income (loss)	$(4,723,031)	$(6,768,383)	$4,590,712	$7,744,624
Net realized gain (loss) on investments	(7,969,145)	96,389,671	95,614,322	106,149,654
Net change in unrealized appreciation (depreciation) on investments	88,312,376	(39,045,091)	60,726,807	(93,246,609)

Net increase in net assets resulting from operations	75,620,200	50,576,197	160,931,841	20,647,669

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	—	—	(4,437,216)	(4,236,276)
Retail Class	—	—	(1,004,613)	(1,054,845)
Admin Class	—	—	(29,796)	(1,677)
Class N	—	—	(305,471)	(44,634)
Net realized capital gains
Institutional Class	(60,491,317)	(121,284,863)	(64,722,294)	(93,076,570)
Retail Class	(11,886,045)	(25,100,168)	(27,186,960)	(45,284,938)
Admin Class	—	—	(4,490,438)	(7,970,136)
Class N	(13,284,984)	(2,724,416)	(3,940,507)	(870,050)

Total distributions	(85,662,346)	(149,109,447)	(106,117,295)	(152,539,126)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	11,449,327	182,307,468	(76,857,263)	34,718,995

Net increase (decrease) in net assets	1,407,181	83,774,218	(22,042,717)	(97,172,462)
NET ASSETS
Beginning of the year	1,126,378,783	1,042,604,565	1,056,784,798	1,153,957,260

End of the year	$1,127,785,964	$1,126,378,783	$1,034,742,081	$1,056,784,798

ACCUMULATED NET INVESTMENT LOSS/UNDISTRIBUTED NET INVESTMENT INCOME	$(3,237,689)	$(5,262,820)	$1,498,395	$3,993,205

See accompanying notes to financial statements.

43  |

Statements of Changes in Net Assets – continued

	Small/Mid Cap Growth Fund
	Year Ended September 30, 2016	Period Ended September 30, 2015(a)
FROM OPERATIONS:
Net investment loss	$(23,360)	$(13,202)
Net realized loss on investments	(943,201)	(169,253)
Net change in unrealized appreciation (depreciation) on investments	1,835,053	(774,447)

Net increase (decrease) in net assets resulting from operations	868,492	(956,902)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	1,863,761	10,199,072

Net increase in net assets	2,732,253	9,242,170

NET ASSETS
Beginning of the year	9,242,170	—

End of the year	$11,974,423	$9,242,170

ACCUMULATED NET INVESTMENT LOSS	$(18,730)	$(1,922)

(a)	From commencement of operations on June 30, 2015 through September 30, 2015.

See accompanying notes to financial statements.

|  44

Financial Highlights

For a share outstanding throughout each period.

	Small Cap Growth Fund—Institutional Class
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014		Year Ended September 30, 2013		Year Ended September 30, 2012
Net asset value, beginning of the period	$22.22	$24.27	$26.35		$19.17		$15.06

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.09)	(0.14)	(0.16	)(b)	(0.15	)(c)	(0.14)
Net realized and unrealized gain (loss)	1.59	1.63	(0.09)		7.33		4.25

Total from Investment Operations	1.50	1.49	(0.25)		7.18		4.11

LESS DISTRIBUTIONS FROM:
Net investment income	—	—	—		—		—
Net realized capital gains	(1.69)	(3.54)	(1.83)		—		—

Total Distributions	(1.69)	(3.54)	(1.83)		—		—

Net asset value, end of the period	$22.03	$22.22	$24.27		$26.35		$19.17

Total return	6.92%	5.78%	(1.31	)%(b)	37.45	%(c)	27.29%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$812,383	$800,883	$852,131		$914,000		$599,469
Net expenses	0.95%	0.94%	0.94%		0.94%		0.95%
Gross expenses	0.95%	0.94%	0.94%		0.94%		0.95%
Net investment loss	(0.41)%	(0.57)%	(0.63	)%(b)	(0.70	)%(c)	(0.79)%
Portfolio turnover rate	56%	78%	63%		56%		77%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.17), total return would have been (1.35)% and the ratio of net investment loss to average net assets would have been (0.66)%.
(c)	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.16), total return would have been 37.40% and the ratio of net investment loss to average net assets would have been (0.75)%.

See accompanying notes to financial statements.

45  |

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Growth Fund—Retail Class
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014		Year Ended September 30, 2013		Year Ended September 30, 2012
Net asset value, beginning of the period	$20.93	$23.10	$25.23		$18.41		$14.52

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.13)	(0.19)	(0.22	)(b)	(0.20	)(c)	(0.19)
Net realized and unrealized gain (loss)	1.50	1.56	(0.08)		7.02		4.08

Total from Investment Operations	1.37	1.37	(0.30)		6.82		3.89

LESS DISTRIBUTIONS FROM:
Net investment income	—	—	—		—		—
Net realized capital gains	(1.69)	(3.54)	(1.83)		—		—

Total Distributions	(1.69)	(3.54)	(1.83)		—		—

Net asset value, end of the period	$20.61	$20.93	$23.10		$25.23		$18.41

Total return	6.61%	5.58%	(1.58	)%(b)	37.05	%(c)	26.79	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$118,670	$162,906	$175,393		$211,724		$229,822
Net expenses	1.20%	1.19%	1.21%		1.25	%(e)	1.25	%(f)
Gross expenses	1.20%	1.19%	1.21%		1.25	%(e)	1.28%
Net investment loss	(0.66)%	(0.82)%	(0.90	)%(b)	(0.99	)%(c)	(1.09)%
Portfolio turnover rate	56%	78%	63%		56%		77%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.23), total return would have been (1.58)% and the ratio of net investment loss to average net assets would have been (0.93)%.
(c)	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.21), total return would have been 36.99% and the ratio of net investment loss to average net assets would have been (1.05)%.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Includes fee/expense recovery of 0.01%.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

|  46

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Growth Fund—Class N
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014		Period Ended September 30, 2013*
Net asset value, beginning of the period	$22.27	$24.29	$26.36		$20.22

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.06)	(0.12)	(0.14	)(b)	(0.11)
Net realized and unrealized gain (loss)	1.59	1.64	(0.10)		6.25

Total from Investment Operations	1.53	1.52	(0.24)		6.14

LESS DISTRIBUTIONS FROM:
Net investment income	—	—	—		—
Net realized capital gains	(1.69)	(3.54)	(1.83)		—

Total Distributions	(1.69)	(3.54)	(1.83)		—

Net asset value, end of the period	$22.11	$22.27	$24.29		$26.36

Total return	7.05%	5.92%	(1.27	)%(b)	30.37	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$196,733	$162,591	$15,080		$7,580
Net expenses	0.83%	0.83%	0.83%		0.83	%(d)
Gross expenses	0.83%	0.83%	0.83%		0.83	%(d)
Net investment loss	(0.29)%	(0.51)%	(0.53	)%(b)	(0.63	)%(d)
Portfolio turnover rate	56%	78%	63%		56%

*	From commencement of Class operations on February 1, 2013 through September 30, 2013.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.14), total return would have been (1.31)% and the ratio of net investment loss to average net assets would have been (0.56)%.
(c)	Periods less than one year are not annualized.
(d)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

47  |

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Value Fund—Institutional Class
	Year Ended September 30, 2016		Year Ended September 30, 2015		Year Ended September 30, 2014		Year Ended September 30, 2013		Year Ended September 30, 2012
Net asset value, beginning of the period	$32.19		$36.40		$37.42		$29.14		$22.36

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.17		0.27		0.20		0.20		0.21
Net realized and unrealized gain (loss)	4.82		0.49		2.18		8.41		6.62

Total from Investment Operations	4.99		0.76		2.38		8.61		6.83

LESS DISTRIBUTIONS FROM:
Net investment income	(0.22)		(0.22)		(0.10)		(0.30)		(0.05)
Net realized capital gains	(3.18)		(4.75)		(3.30)		(0.03)		—

Total Distributions	(3.40)		(4.97)		(3.40)		(0.33)		(0.05)

Net asset value, end of the period	$33.78		$32.19		$36.40		$37.42		$29.14

Total return	16.75	%(b)	1.20	%(b)	6.17	%(b)	29.82	%(b)	30.59%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$654,501		$666,107		$730,901		$733,512		$572,776
Net expenses	0.90	%(c)	0.90	%(c)	0.90	%(c)	0.90	%(c)	0.90	%(d)
Gross expenses	0.93%		0.92%		0.91%		0.91%		0.90	%(d)
Net investment income	0.52%		0.75%		0.53%		0.61%		0.76%
Portfolio turnover rate	22%		22%		23%		22%		19%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Includes fee/expense recovery of less than 0.01%.

See accompanying notes to financial statements.

|  48

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Value Fund—Retail Class
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of the period	$31.78	$35.98	$37.03	$28.84	$22.14

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.08	0.18	0.10	0.12	0.13
Net realized and unrealized gain (loss)	4.77	0.48	2.16	8.32	6.57

Total from Investment Operations	4.85	0.66	2.26	8.44	6.70

LESS DISTRIBUTIONS FROM:
Net investment income	(0.12)	(0.11)	(0.01)	(0.22)	—
Net realized capital gains	(3.18)	(4.75)	(3.30)	(0.03)	—

Total Distributions	(3.30)	(4.86)	(3.31)	(0.25)	—

Net asset value, end of the period	$33.33	$31.78	$35.98	$37.03	$28.84

Total return(b)	16.47%	0.94%	5.90%	29.48%	30.26%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$267,936	$306,360	$358,698	$403,475	$343,480
Net expenses(c)	1.15%	1.15%	1.15%	1.15%	1.15%
Gross expenses	1.18%	1.17%	1.20%	1.22%	1.22%
Net investment income	0.27%	0.50%	0.28%	0.37%	0.49%
Portfolio turnover rate	22%	22%	23%	22%	19%
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

49  |

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Value Fund—Admin Class
	Year Ended September 30, 2016		Year Ended September 30, 2015		Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of the period	$30.88		$35.06		$36.24	$28.22	$21.72

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.01		0.09		0.01	0.04	0.06
Net realized and unrealized gain (loss)	4.62		0.48		2.11	8.15	6.44

Total from Investment Operations	4.63		0.57		2.12	8.19	6.50

LESS DISTRIBUTIONS FROM:
Net investment income	(0.02)		(0.00	)(b)	—	(0.14)	—
Net realized capital gains	(3.18)		(4.75)		(3.30)	(0.03)	—

Total Distributions	(3.20)		(4.75)		(3.30)	(0.17)	—

Net asset value, end of the period	$32.31		$30.88		$35.06	$36.24	$28.22

Total return(c)	16.19%		0.71%		5.63%	29.17%	29.93%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$43,973		$45,762		$61,791	$74,892	$67,853
Net expenses(d)	1.39	%(e)	1.38	%(f)	1.40%	1.40%	1.40%
Gross expenses	1.42	%(e)	1.40	%(f)	1.51%	1.52%	1.52%
Net investment income	0.03%		0.28%		0.02%	0.11%	0.24%
Portfolio turnover rate	22%		22%		23%	22%	19%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes refund of prior year service fee of 0.01%. See Note 5b of Notes to Financial Statements.
(f)	Includes refund of prior year service fee of 0.02%.

See accompanying notes to financial statements.

|  50

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Value Fund—Class N
	Year Ended September 30, 2016	Year Ended September 30, 2015		Year Ended September 30, 2014		Period Ended September 30, 2013*
Net asset value, beginning of the period	$32.22	$36.44		$37.44		$32.08

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.19	0.27		0.23		0.06
Net realized and unrealized gain (loss)	4.83	0.50		2.18		5.30

Total from Investment Operations	5.02	0.77		2.41		5.36

LESS DISTRIBUTIONS FROM:
Net investment income	(0.25)	(0.24)		(0.11)		—
Net realized capital gains	(3.18)	(4.75)		(3.30)		—

Total Distributions	(3.43)	(4.99)		(3.41)		—

Net asset value, end of the period	$33.81	$32.22		$36.44		$37.44

Total return	16.84%	1.25%		6.25	%(b)	16.71	%(b)(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$68,332	$38,555		$2,568		$1
Net expenses	0.83%	0.83	%(d)	0.85	%(e)	0.85	%(e)(f)
Gross expenses	0.83%	0.83	%(d)	0.89%		14.45	%(f)
Net investment income	0.61%	0.76%		0.60%		0.27	%(f)
Portfolio turnover rate	22%	22%		23%		22%

*	From commencement of Class operations on February 1, 2013 through September 30, 2013.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	Includes fee/expense recovery of less than 0.01%.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

51  |

Financial Highlights – continued

For a share outstanding throughout each period.

	Small/Mid Cap Growth Fund— Institutional Class
	Year Ended September 30, 2016	Period Ended September 30, 2015*
Net asset value, beginning of the period	$9.05	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.02)	(0.01)
Net realized and unrealized gain (loss)	0.70	(0.94)

Total from Investment Operations	0.68	(0.95)

LESS DISTRIBUTIONS FROM:
Net investment income	—	—
Net realized capital gains	—	—

Total Distributions	—	—

Net asset value, end of the period	$9.73	$9.05

Total return(b)	7.51%	(9.50	)%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$11,974	$9,242
Net expenses(d)	0.85%	0.85	%(e)
Gross expenses	1.75%	2.65	%(e)
Net investment loss	(0.22)%	(0.53	)%(e)
Portfolio turnover rate	53%	14%

*	From commencement of operations on June 30, 2015 through September 30, 2015.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  52

Notes to Financial Statements

September 30, 2016

1.  Organization. Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Funds I:

Loomis Sayles Small Cap Value Fund (the “Small Cap Value Fund”)

Loomis Sayles Funds II:

Loomis Sayles Small Cap Growth Fund (the “Small Cap Growth Fund”)

Loomis Sayles Small/Mid Cap Growth Fund (the “Small/Mid Cap Growth Fund”)

Each Fund is a diversified investment company.

Small Cap Growth Fund and Small Cap Value Fund were closed to new investors effective September 14, 2012 and September 15, 2008, respectively. Small Cap Growth Fund and Small Cap Value Fund continue to offer Institutional Class, Retail Class and Class N shares to existing investors and Small Cap Value Fund continues to offer Admin Class shares to existing investors.

Each share class is sold without a sales charge. Retail Class and Admin Class shares pay a Rule 12b-1 fee. Class N shares are offered with no initial minimum investment to certain retirement plans held in an omnibus fashion and fund of funds that are distributed by NGAM Distribution, L.P. (“NGAM Distribution”) and with an initial minimum investment of $1,000,000 to other categories of investors. Institutional Class shares are intended for institutional investors with a minimum initial investment of $100,000 for Small Cap Growth Fund and Small Cap Value Fund and $1,000,000 for Small/Mid Cap Growth Fund, though some categories of investors are exempted from the minimum investment amount as outlined in the Fund’s prospectus. Admin Class shares are offered exclusively through intermediaries.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”). Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Retail Class and Admin Class), and transfer agent fees for Small Cap Value Fund and Small Cap Growth Fund are borne collectively for Institutional Class, Retail Class and Admin Class, and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of

53  |

Notes to Financial Statements – continued

September 30, 2016

each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation. Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Broker-dealer bid prices may be used to value debt and unlisted equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to

|  54

Notes to Financial Statements – continued

September 30, 2016

procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange (“NYSE”). This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

b.  Investment Transactions and Related Investment Income. Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

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Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities.

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Federal and Foreign Income Taxes. The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2016 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years, where applicable, remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments

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are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

e.  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as capital gain and return of capital distributions received, distribution re-designations, redemptions-in-kind and net operating losses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to return of capital distributions received, deferred Trustees’ fees and wash sales. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2016 and 2015 were as follows:

	2016 Distributions Paid From:			2015 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Small Cap Growth Fund	$—	$85,662,346	$85,662,346	$—	$149,109,447	$149,109,447
Small Cap Value Fund	7,118,205	98,999,090	106,117,295	10,451,269	142,087,857	152,539,126
Small/Mid Cap Growth Fund	—	—	—	—	—	—

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

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As of September 30, 2016, the components of distributable earnings on a tax basis were as follows:

	Small Cap Growth Fund	Small Cap Value Fund	Small/Mid Cap Growth Fund
Undistributed ordinary income	$—	$1,686,964	$—
Undistributed long-term capital gains	—	71,123,673	—

Total undistributed earnings	—	72,810,637	—

Capital loss carryforward:
Short-term:
No expiration date	(7,329,238)	—	(1,072,253)
Long-term:
No expiration date	—	—	(29,020)

Total capital loss carryforward	(7,329,238)	—	(1,101,273)

Late-year ordinary and post-October capital loss deferrals*	(3,107,069)	—	(7,917)

Unrealized appreciation	212,048,397	301,655,703	1,049,425

Total accumulated earnings (losses)	$201,612,090	$374,466,340	$(59,765)

* Under current tax law, capital losses, foreign currency losses, and losses on passive foreign investment companies and contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year.

f.  Repurchase Agreements. Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of September 30, 2016, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

g.  Securities Lending. The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt;

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at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2016, none of the Funds had loaned securities under this agreement.

h.  Indemnifications. Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements. In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2016, at value:

Small Cap Growth Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$1,091,709,628	$—	$—	$1,091,709,628
Short-Term Investments	—	34,249,644	—	34,249,644

Total	$1,091,709,628	$34,249,644	$—	$1,125,959,272

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended September 30, 2016, there were no transfers among Levels 1, 2 and 3.

Small Cap Value Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$1,015,776,854	$—	$—	$1,015,776,854
Closed-End Investment Companies	6,264,815	—	—	6,264,815
Short-Term Investments	—	16,131,843	—	16,131,843

Total	$1,022,041,669	$16,131,843	$—	$1,038,173,512

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended September 30, 2016, there were no transfers among Levels 1, 2 and 3

Small/Mid Cap Growth Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$11,641,696	$—	$—	$11,641,696
Short-Term Investments	—	377,396	—	377,396

Total	$11,641,696	$377,396	$—	$12,019,092

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended September 30, 2016, there were no transfers among Levels 1, 2 and 3

4.  Purchases and Sales of Securities. For the year ended September 30, 2016, purchases and sales of securities (excluding short-term investments) were as follows:

Fund	Purchases	Sales
Small Cap Growth Fund	$610,941,721	$689,757,477
Small Cap Value Fund	223,175,132	344,150,766
Small/Mid Cap Growth Fund	7,418,989	5,506,452

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5.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

Fund	Percentage of Average Daily Net Assets
Small Cap Growth Fund	0.75%
Small Cap Value Fund	0.75%
Small/Mid Cap Growth Fund	0.75%

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until January 31, 2017, may be terminated before then only with the consent of the Funds’ Board of Trustees and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the year ended September 30, 2016, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Institutional Class	Retail Class	Admin Class	Class N
Small Cap Growth Fund	1.00%	1.25%	—	0.95%
Small Cap Value Fund	0.90%	1.15%	1.40%	0.85%
Small/Mid Cap Growth Fund	0.85%	—	—	—

Loomis Sayles shall be permitted to recover expenses it has borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

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For the year ended September 30, 2016, the management fees for each Fund were as follows:

Fund	Gross Management Fees	Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
Small Cap Growth Fund	$8,333,969	$—	$8,333,969	0.75%	0.75%
Small Cap Value Fund	7,820,966	—	7,820,966	0.75%	0.75%
Small/Mid Cap Growth Fund	80,170	80,170	—	0.75%	—

For the year ended September 30, 2016, class-specific expenses have been reimbursed as follows:

	Reimbursement[1]
Fund	Institutional Class	Retail Class	Admin Class	Class N	Total
Small Cap Value Fund	$192,869	$77,883	$12,689	$—	$283,441

In addition, the investment adviser reimbursed expenses of Small/Mid Cap Growth Fund in the amount of $15,788 for the year ended September 30, 20161.

1 Waivers/expense reimbursements are subject to possible recovery until September 30, 2017.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trusts. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees. NGAM Distribution, which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, Small Cap Growth Fund and Small Cap Value Fund have adopted a Distribution Plan relating to each Fund’s Retail Class shares (the “Retail Class Plans”) and Small Cap Value Fund has adopted a Distribution Plan relating to its Admin Class shares (the “Admin Class Plan”).

Under the Retail Class Plans, each Fund pays NGAM Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Retail Class shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Retail Class shares or for payments made by NGAM Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Retail Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

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Under the Admin Class Plan, Small Cap Value Fund pays NGAM Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Admin Class shares or for payments made by NGAM Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of Small Cap Value Fund may pay NGAM Distribution an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

For the year ended September 30, 2016, the service and distribution fees for each Fund were as follows:

	Service Fees	Distribution Fees
Fund	Admin Class	Retail Class	Admin Class
Small Cap Growth Fund	$—	$345,619	$—
Small Cap Value Fund	109,390	690,696	111,780

For the year ended September 30, 2016, NGAM Distribution refunded Small Cap Value Fund $2,389 of prior year Admin Class service fees paid to NGAM Distribution in excess of amounts subsequently paid to securities dealers or financial intermediaries. Service and distribution fees on the Statements of Operations have been reduced by this amount.

c.  Administrative Fees. NGAM Advisors, L.P. (“NGAM Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. NGAM Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts and NGAM Advisors, each Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts and Loomis Sayles Funds Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts and Loomis Sayles Funds Trusts of $10 million, which is reevaluated on an annual basis.

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For the year ended September 30, 2016, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Small Cap Growth Fund	$489,740
Small Cap Value Fund	459,609
Small/Mid Cap Growth Fund	4,714

d.   Sub-Transfer Agent Fees. NGAM Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended September 30, 2016, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Small Cap Growth Fund	$1,109,571
Small Cap Value Fund	982,142
Small/Mid Cap Growth Fund	143

As of September 30, 2016, the Funds owe NGAM Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Small Cap Growth Fund	$12,612
Small Cap Value Fund	9,121
Small/Mid Cap Growth Fund	2

Sub-transfer agent fees attributable to Institutional Class, Retail Class and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

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e.  Trustees Fees and Expenses. The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $325,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $155,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $17,500. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $10,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts and Loomis Sayles Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2016, the Chairperson of the Board received a retainer fee at the annual rate of $300,000 and each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $130,000. The chairperson of the Governance Committee received an additional retainer fee at the annual rate of $5,000. All other Trustee fees remained unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts and Loomis Sayles Funds Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts and Loomis Sayles Funds Trusts, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

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f.  Affiliated Ownership. As of September 30, 2016, Loomis Sayles Funded Pension Plan and Trust (“Pension Plan”), Loomis Sayles Employees’ Profit Sharing Retirement Plan (“Retirement Plan”), and Natixis US held shares of the Funds representing the following percentages of the Fund’s net assets:

Fund	Pension Plan	Retirement Plan	Natixis US	Total Affiliated Ownership
Small Cap Growth Fund	0.94%	1.32%	—	2.26%
Small Cap Value Fund	1.72%	2.59%	—	4.31%
Small/Mid Cap Growth	—	8.91%	81.26%	90.17%

Investment activities of affiliated shareholders could have material impacts on the Funds.

6.  Class-Specific Transfer Agent Fees and Expenses. For the year ended September 30, 2016, the Funds incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Institutional Class	Retail Class	Admin Class	Class N
Small Cap Growth Fund	$963,724	$168,639	$—	$823
Small Cap Value Fund	690,093	283,417	45,896	476
Small/Mid Cap Growth Fund	1,559	—	—	—

Transfer agent fees and expenses attributable to Institutional Class, Retail Class and Admin Class are allocated on a pro rata basis to each class based on relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

7.  Line of Credit. Effective April 14, 2016, the Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, entered into a 364-day, $400,000,000 syndicated, committed, unsecured line of credit with Citibank, N.A. to be used for temporary or emergency purposes only. Any one Fund may borrow up to the full $400,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time) subject to each Fund’s investment restrictions. Interest is charged to the Funds at a rate equal to the greater of the eurodollar or the federal funds rate plus 1.00%. In addition, a commitment fee of 0.10% per annum, payable on the last business day of each month, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and other fees in connection with the new line of credit agreement, which are being amortized over a period of 364 days and are reflected as miscellaneous expenses on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

Prior to April 14, 2016 each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, participated in a $150,000,000 committed

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unsecured line of credit provided by State Street Bank. Any one Fund was able to borrow up to the full $150,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate do not exceed the $150,000,000 limit at any time). Interest was charged to each participating Fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended September 30, 2016, none of the Funds had borrowings under these agreements.

8.  Brokerage Commission Recapture. Each Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains on investments in the Statements of Operations. For the year ended September 30, 2016, amounts rebated under these agreements were as follows:

Fund	Rebates
Small Cap Growth Fund	$75,395
Small Cap Value Fund	49,751
Small/Mid Cap Growth Fund	629

9.  Concentration of Ownership. From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of September 30, 2016, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Non-Affiliated Account Holders	Percentage of Non-Affiliated Ownership	Percentage of Affiliated Ownership (Note 5)	Total Percentage of Ownership
Small Cap Growth Fund	2	31.74%	—	31.74%
Small Cap Value Fund	2	19.29%	—	19.29%
Small/Mid Cap Growth	—	—	90.17%	90.17%

Omnibus shareholder accounts for which NGAM Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

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September 30, 2016

10.  Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Small Cap Growth Fund
	Year Ended September 30, 2016		Year Ended September 30, 2015
Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	7,447,055	$155,701,856	7,265,268	$175,813,770
Issued in connection with the reinvestment of distributions	2,716,857	58,412,420	5,134,319	117,062,465
Redeemed	(9,612,542)	(201,629,117)	(11,470,816)	(274,541,353)
Subscription in-kind (Note 11)	277,161	5,698,438	—	—

Net change	828,531	$18,183,597	928,771	$18,334,882

Retail Class
Issued from the sale of shares	935,456	$18,282,313	1,423,680	$32,677,891
Issued in connection with the reinvestment of distributions	588,964	11,867,620	1,163,810	25,045,197
Redeemed	(3,547,121)	(71,211,754)	(2,397,388)	(53,969,398)

Net change	(2,022,701)	$(41,061,821)	190,102	$3,753,690

Class N
Issued from the sale of shares	3,494,879	$74,656,476	6,907,906	$165,784,056
Issued in connection with the reinvestment of distributions	616,186	13,284,984	119,335	2,724,416
Redeemed	(2,515,389)	(53,613,909)	(346,462)	(8,289,576)

Net change	1,595,676	$34,327,551	6,680,779	$160,218,896

Increase (decrease) from capital share transactions	401,506	$11,449,327	7,799,652	$182,307,468

	Small Cap Value Fund
	Year Ended September 30, 2016		Year Ended September 30, 2015
Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	3,109,829	$98,123,134	3,379,231	$118,476,722
Issued in connection with the reinvestment of distributions	2,210,358	66,708,596	2,730,775	93,993,275
Redeemed	(5,042,901)	(158,011,519)	(5,495,573)	(195,820,490)
Redeemed in-kind (Note 11)	(1,595,784)	(52,325,759)	—	—

Net change	(1,318,498)	$(45,505,548)	614,433	$16,649,507

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Notes to Financial Statements – continued

September 30, 2016

10.  Capital Shares – continued.

	Small Cap Value Fund – continued
	Year Ended September 30, 2016		Year Ended September 30, 2015
Retail Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	609,197	$18,890,158	931,124	$32,655,794
Issued in connection with the reinvestment of distributions	943,438	28,142,755	1,357,910	46,236,825
Redeemed	(3,153,621)	(100,205,101)	(2,618,373)	(91,431,051)

Net change	(1,600,986)	$(53,172,188)	(329,339)	$(12,538,432)

Admin Class
Issued from the sale of shares	341,303	$10,091,067	314,600	$10,633,628
Issued in connection with the reinvestment of distributions	111,997	3,244,570	179,802	5,960,432
Redeemed	(574,173)	(17,370,719)	(774,906)	(26,217,314)

Net change	(120,873)	$(4,035,082)	(280,504)	$(9,623,254)

Class N
Issued from the sale of shares	945,571	$29,754,154	1,179,383	$42,095,614
Issued in connection with the reinvestment of distributions	140,642	4,245,978	26,566	914,684
Redeemed	(261,689)	(8,144,577)	(79,684)	(2,779,124)

Net change	824,524	$25,855,555	1,126,265	$40,231,174

Increase (decrease) from capital share transactions	(2,215,833)	$(76,857,263)	1,130,855	$34,718,995

	Small/Mid Cap Growth Fund
	Year Ended September 30, 2016		Period Ended September 30, 2015(a)
Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	214,933	$1,914,485	1,020,804	$10,199,072
Redeemed	(5,401)	(50,724)	—	—

Net change	209,532	$1,863,761	1,020,804	$10,199,072

Increase (decrease) from capital share transactions	209,532	$1,863,761	1,020,804	$10,199,072

(a) From commencement of operations on June 30, 2015 through September 30, 2015.

11.  Redemption/Subscription In-Kind. In certain circumstances, a Fund may distribute portfolio securities rather than cash as payment for redemption of Fund shares (redemption in-kind). For financial reporting purposes, the Fund will recognize a gain on in-kind redemptions to the extent the value of the distributed securities on the date of

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Notes to Financial Statements – continued

September 30, 2016

redemption exceeds the cost of those securities; the Fund will recognize a loss if the cost exceeds value. Gains and losses realized on redemptions in-kind are not recognized for tax purposes, and are re-classified from realized gain (loss) to paid-in-capital. Small Cap Value Fund realized a gain of $16,627,849 on redemptions in-kind during the the year ended September 30, 2016. This amount is included in realized gain (loss) on the Statements of Operations. A Fund may also receive securities in lieu of cash as payment for Fund shares. During the year ended September 30, 2016, Small Cap Growth Fund received equity securities valued at $5,698,438 as payment for Fund shares.

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Report of Independent Registered Public Accounting Firm

To the Trustees of Loomis Sayles Funds Trust I and Loomis Sayles Funds Trust II and Shareholders of Loomis Sayles Small Cap Growth Fund, Loomis Sayles Small Cap Value Fund and Loomis Sayles Small/Mid Cap Growth Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Small Cap Growth Fund, a series of Loomis Sayles Funds Trust II, Loomis Sayles Small Cap Value Fund, a series of Loomis Sayles Funds Trust I, and Loomis Sayles Small/Mid Cap Growth Fund, a series of Loomis Sayles Funds Trust II (collectively, the “Funds”) at September 30, 2016, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 21, 2016

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2016 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction. For the fiscal year ended September 30, 2016, a percentage of dividends distributed by the Fund listed below qualifies for the dividends received deduction for corporate shareholders. This percentage is as follows:

Fund	Qualifying Percentage
Small Cap Value	100.00%

Capital Gains Distributions. Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2016, unless subsequently determined to be different.

Fund	Amount
Small Cap Growth	$85,662,346
Small Cap Value	98,999,090

Qualified Dividend Income. For the fiscal year ended September 30, 2016, the Fund below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Fund pays a distribution during calendar year 2016, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Small Cap Value

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Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Funds’ Statement(s) of Additional Information include additional information about the trustees of the Trusts and are available by calling 800-633-3330.

Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Trustee since 2008 Chairperson of the Audit Committee and Governance Committee Member	Retired	44 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Audit Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	44 Director, Burlington Stores, Inc. (retail); Formerly, Director, BJ’s Wholesale Club (retail)	Experience on the Board and significant experience on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

Richard A. Goglia (1951)	Trustee since 2015 Audit Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	44 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Wendell J. Knox (1948)	Trustee since 2009 Contract Review Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	44 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

Martin T. Meehan (1956)	Trustee since 2012 Contract Review Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	44 None	Experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2005 Trustee since 2003 Ex Officio member of the Audit Committee, the Contract Review Committee and the Governance Committee	President, Strategic Advisory Services (management consulting)	44 Formerly, Director, AES Corporation (international power company); formerly, Director, Verizon Communications (telecommunications company)	Significant experience on the Board and on the boards of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); formerly, Chief Executive Officer of Global Client Management of The Bank of New York Mellon Corporation	44 None	Experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Trustee since 2009 Audit Committee Member	Professor of Finance at Babson College	44 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Peter J. Smail (1952)	Trustee since 2009 Chairperson of the Contract Review Committee and Governance Committee Member	Retired	44 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Governance Committee and Contract Review Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	44 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015 President and Chief Executive Officer of Loomis Sayles Funds I since 2015	President, Chief Executive Officer and Director; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	44 None	Experience on the Board; continuing service as President, Chief Executive Officer and Director of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 President since 2008 and Chief Executive Officer since 2015 of Loomis Sayles Funds II and Executive Vice President of Loomis Sayles Funds I since 2008	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.	44 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES – continued

John T. Hailer[5] (1960)	Trustee since 2003	President and Chief Executive Officer –U.S. and Asia, Natixis Global Asset Management, L.P.	44 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Ms. Moose was appointed to serve an additional three-year term as the Chairperson of the Board on December 13, 2013.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”) and Natixis ETF Trust (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[5]

Mr. Hailer is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trust(s)	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer	Since July 2016	Executive Vice President, General Counsel, Secretary and Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.; formerly, Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Rosa Licea-Mailloux (1976)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since July 2016	Mutual Funds Chief Compliance Officer, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.; formerly, Associate General Counsel, NGAM Distribution, L.P.

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Mr. Fuss is not an officer of the Natixis Funds Trusts or the Natixis ETF Trust. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

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Loomis Sayles Fixed Income Fund

Loomis Sayles Global Bond Fund

Loomis Sayles Inflation Protected Securities Fund

Loomis Sayles Institutional High Income Fund

Loomis Sayles Investment Grade Fixed Income Fund

Annual Report

September 30, 2016

Portfolio Review	1
Portfolio of Investments	18
Financial Statements	57
Notes to Financial Statements	68

LOOMIS SAYLES FIXED INCOME FUND

Managers	Symbol
Matthew J. Eagan, CFA®	Institutional Class	LSFIX
Daniel J. Fuss, CFA®, CIC
Brian P. Kennedy
Elaine M. Stokes

Investment Objective

The Fund’s investment objective is high total investment return through a combination of current income and capital appreciation.

Market Conditions

In the beginning of the period, the Federal Reserve (Fed) raised interest rates for the first time since June 2006. This led to modest losses within investment-grade markets and added to an already challenging environment for high yield. After oil prices bottomed in mid-February, capital returned to markets and riskier assets rebounded strongly. Volatility spiked temporarily in June following the U.K. referendum vote to leave the European Union (EU), but conditions were generally calm for the remainder of the period. Fixed-income markets finished the period on a positive note and added to full-year gains.

After declining through mid-February, U.S. high yield became a sought-after asset. The sector rewarded investors by producing strong and steady gains with minimal volatility. Spreads (the difference in yield between non-Treasury and Treasury securities of similar maturity) are trading inside the long-term average, but remain above the lows of 2014. Lower-quality credits and cyclical sectors outperformed during the period as the search for yield presses onward.

Investment-grade corporate bonds also performed well during the one-year period, bouncing back from the lows experienced during the fourth quarter of 2015. The sector’s longer duration (price sensitivity to interest rate changes) was a positive tailwind as longer-maturity yields declined. Overall returns were positive across all sectors, with cyclical sectors and energy performing well during the second half of the period.

For roughly the first half of the period, the U.S. dollar continued to strengthen against most major global currencies. But the Fed struck a more dovish tone early in 2016, and this contributed to a pause in the dollar bull market. A more stable dollar supported currencies – particularly those in the emerging markets – that suffered during the dollar’s ascent. The recovery in oil prices also helped ease the strain on commodity-related currencies.

Performance Results

For the 12 months ended September 30, 2016, Institutional Class shares of Loomis Sayles Fixed Income Fund returned 9.72%. The fund outperformed its benchmark, the Bloomberg Barclays U.S. Government/Credit Bond Index, which returned 5.86%.

Explanation of Fund Performance

In general, our out-of-benchmark allocation to high yield credit drove the fund’s outperformance. In particular, a significant allocation to high yield industrials contributed to results. The stabilization and recovery of oil prices in the second half of the period led to strong returns for the sector, and our selected basic industry and capital goods names drove fund performance. We also held an out-of-benchmark position in common stocks, where name-specific exposure to the technology sector aided absolute and relative performance. Elsewhere, convertible securities were notable contributors to relative performance, particularly our selections within the technology sector. In addition, an allocation to non-U.S.-dollar-denominated securities added value. New Zealand dollar-denominated holdings were the largest contributors in the space. Though non-USD positions contributed positively to performance overall, U.S. dollar appreciation relative to foreign currencies challenged some of the fund’s non-USD holdings during the period. During the period the amount of income available to be distributed by the fund was reduced to reflect the realization of currency losses from certain bond sales and maturities.

Meanwhile, our shorter-than-benchmark duration detracted from results as interest rates declined over the period. Our cash and reserve positions lagged other sectors and hindered relative performance. Within the investment-grade corporate sector, strong results in financials largely offset weak performance from utility and industrial names. Among high yield corporate securities, a small position in utilities detracted from performance as investors favored riskier high yield sectors.

Outlook

Our outlook for the U.S. and global economies remains positive, with expectations for better growth momentum through the end of the year. In the U.S., we expect steady gains in employment, increased bank lending and stronger consumer confidence to support GDP growth. The global economy is facing more headwinds but should experience modestly stronger growth next year, led by a healthier U.S. economy and still-accommodative global central bank policies.

Inflation expectations remain low. However, U.S. inflation is showing signs of acceleration and recent economic data have been favorable. We think the Fed is likely to raise rates in December if market conditions remain stable.

1  |

Oil prices are likely to be range-bound over the short term as elevated supply should be countered by OPEC’s expected production cut in November. We remain constructive on intermediate- to longer-term oil prices and expect that supply and demand will adjust.

We expect low global yields to continue supporting flows into U.S. credit, but at a more modest pace. In this environment, we intend to maintain a yield cushion in our portfolios through exposure to corporate bonds. Credit fundamentals have been stable, reflecting a slowly improving U.S. economy. However, downside risks – including slowing profit growth, rising leverage and free cash flow approaching peak levels – are increasing as we move further into the late stage of the credit cycle.1 Despite these risks, we believe the current phase of the credit cycle can continue for some time, and we do not expect a significant increase in corporate defaults in 2017.

Within credit, we favor the investment-grade financials, technology and energy sectors. We are also biased to higher-quality high yield. Convertible bonds continue to look attractive, and our focus has shifted from equity-sensitive convertibles to more balanced and credit-sensitive issues. We believe these securities offer yield and upside potential with more limited downside risk.

The Fed’s slow and cautious approach has helped keep the U.S. dollar range-bound against major currencies. Over the long term, improving global growth and further stability in commodities could support non-U.S.-dollar-denominated bonds. We are beginning to see more divergence in emerging market country fundamentals and political backdrops, which could expand potential relative value opportunities. We intend to maintain our current positions, which we believe represent long-term value, but are cautious on further exposure until we get better clarity on some of these evolving macro trends.

Risks include growing geopolitical risks, a prolonged period of low economic growth, declining corporate profit expectations and a shift to downturn in the U.S. credit cycle. Looking ahead, we remain focused on careful security selection using fundamental credit analysis. We intend to build on our key investment themes of yield and diversification, using our reserve allocation during periods of extreme short-term market dislocation to potentially add long-term value.

Since early 2015, ordinary income distributions for certain Loomis Sayles-managed fixed-income funds have been reduced, primarily due to the impact of foreign currency losses. Fund officers have analyzed the fund’s current portfolio of investments, schedule of maturities and the corresponding amounts of unrealized currency losses that may become realized in the fiscal year ending on September 30, 2017. Based on this analysis, fund officers believe that realized currency losses may have a less significant impact on this fund’s distributions in the 2017 fiscal year. As a result, the distribution amount may improve going forward. This analysis is based on certain assumptions, including but not limited to the level of foreign currency exchange rates, security prices, interest rates and the net asset level of the fund. Changes to these assumptions could impact the analysis and the amounts of future fund distributions.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

Hypothetical Growth of $3,000,000 Investment in Institutional Class Shares

September 30, 2006 through September 30, 20162

See notes to chart on page 3.

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LOOMIS SAYLES FIXED INCOME FUND

Average Annual Total Returns — September 30, 20162

				Expense Ratios[3]
	1 year	5 years	10 years	Gross	Net

Institutional Class (Inception 1/17/95)	9.72%	6.71%	7.08%	0.57%	0.57%

Comparative Performance
Bloomberg Barclays U.S. Government/Credit Bond Index[1]	5.86	3.24	4.86

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]	Bloomberg Barclays U.S. Government/Credit Bond Index is an unmanaged index that includes U.S. Treasuries, government-related issues, and investment-grade U.S. corporate securities.

[2]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[3]	As of the most recent prospectus, the investment advisor has contractually agreed to waive fees and/or reimburse expenses (with certain exceptions) once the expense cap of the Fund has been exceeded. This arrangement is set to expire on 1/31/17. When an expense cap has not been exceeded, the Fund may have similar expense ratios.

3  |

LOOMIS SAYLES GLOBAL BOND FUND

Managers	Symbols
Kenneth M. Buntrock, CFA®, CIC	Institutional Class	LSGBX
David W. Rolley, CFA®	Retail Class	LSGLX
Lynda L. Schweitzer, CFA®	Class N	LSGNX
Scott M. Service, CFA®

Investment Objective

The Fund’s investment objective is high total investment return through a combination of high current income and capital appreciation.

Market Conditions

Commodity prices and investor sentiment bottomed in February 2016, after falling since the middle of 2015. Central bank policy generally helped fuel a global fixed-income and credit market rally from there, subject only to temporary bouts of volatility. After widening briefly after the late-June Brexit vote in the U.K., credit spreads (the difference in yield between non-Treasury and Treasury securities of similar maturity) tightened through the rest of the summer. As investors sought higher-yielding assets, credit generally outperformed government bonds, and high yield bonds outperformed their investment-grade counterparts. The Bank of England’s (BoE’s) announcement that it was expanding its quantitative easing (QE) program to include corporate bond purchases beginning in September provided additional support to credit markets.

Major central banks remained accommodative, which supported market sentiment. The BoE, European Central Bank (ECB) and Bank of Japan (BoJ) announced continued QE. The Federal Reserve (the Fed) cautiously looked for another opportunity to hike rates after a 25 basis point move in December 2015, all while maintaining support for the U.S. market.

Government bond yields ended the period lower due to central bank policies and muted inflation outlooks. A flight to quality in early 2016 sent yields lower, and another bout of risk aversion emerged in the weeks surrounding the Brexit referendum. Major government benchmark yields bottomed in July – August 2016 and traded higher or flat through the end of September.

The U.S. dollar bull market that persisted in 2014 and 2015 subsided over the reporting period. Certain idiosyncratic events put pressure on the British pound and the euro during the second half of the period. Meanwhile, the Japanese yen was a beneficiary of periodic risk aversion and global yield convergence and was among the stronger currencies versus the U.S. dollar. The yen also strengthened on mounting evidence that the BoJ may be increasingly limited in its ability to expand monetary policy further.

Performance Results

For the 12 months ended September 30, 2016, Institutional Class shares of Loomis Sayles Global Bond Fund returned 9.80%. The fund outperformed its benchmark, the Bloomberg Barclays Global Aggregate Bond Index, which returned 8.83%.

Explanation of Fund Performance

An overweight position in corporate credit drove the fund’s positive relative performance for the period. We used market weakness in late 2015 and early 2016 to selectively add to beaten-down yet reasonably sound credits. This strategy helped provide an additional boost to returns when market sentiment improved in February 2016, leading to solid outperformance from corporate bonds compared with government issues.

Within the corporate credit sector, holdings from the energy, communications, capital goods and consumer sectors performed well. Our credit exposure included modest positions in high yield issuers that posted strong relative returns versus their higher-quality peers. In addition, select hard currency quasi-government issues from emerging markets, particularly in Latin America, rebounded during the second half of the period to add value. Meanwhile, our exposure to the banking sector aided performance. Global banks have been forced to navigate a challenging business environment stemming from low interest rates, regulatory and Brexit uncertainty and an upcoming referendum in Italy. For the most part, we believe these are factors for equity investors to consider, because weak growth and soft earnings in the near term are not expected to reverse past improvements in capitalization and liquidity at the largest and strongest banks we favor. Our banking sector performance benefited from issuer and capital structure selection, including among recovering U.K. banks.

U.S. dollar appreciation relative to foreign currencies challenged some of the fund’s non-U.S.-dollar-denominated holdings during the period. During the period the Fund’s distributions were reduced to reflect the realization of currency losses from certain bond sales and maturities. An underweight allocation to the Japanese yen weighed on fund performance, as the yen appreciated versus the U.S. dollar for most of the year. The yen was the strongest developed market currency by a wide margin, but overall we found little value in Japanese yields and maintained an underweight to the local bond market. An overweight position in the Mexican peso also hindered relative performance. Despite the currency’s attractive valuation and the recovery in oil prices, geopolitical and trade balance concerns persisted. Elsewhere, modest positions in car loans and other asset-backed securities weighed on results, as these positions did not keep pace with longer duration (greater price sensitivity to interest rate changes) securities or higher-risk segments of the market.

Outlook

We expect central banks in the Eurozone, England and Japan to continue their expansionary monetary policies to spur growth, even though the benefits may be waning. Fiscal policy responses may be the next step. We believe the U.S. economy remains on sure footing, and we expect the Fed to raise rates in December 2016. The Fed is likely to take a moderate approach to rate hikes heading into 2017, as growth and inflation forecasts remain benign.

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LOOMIS SAYLES GLOBAL BOND FUND

Since early 2015, monthly or quarterly ordinary income distributions for certain Loomis Sayles-managed fixed-income funds have been below historic averages. This is primarily due to the impact of foreign currency losses. Fund officers have analyzed the fund’s current portfolio of investments, schedule of maturities and the corresponding amounts of unrealized currency losses that may become realized in the fiscal year ending on September 30, 2017. Based on this analysis, fund officers believe that realized currency losses may have a less significant impact on this fund’s distributions in the 2017 fiscal year. As a result, the distribution amount may improve going forward. This analysis is based on certain assumptions, including but not limited to the level of foreign currency exchange rates, security prices, interest rates and the net asset level of the fund. Changes to these assumptions could impact the analysis and the amounts of future fund distributions.

The U.S. presidential election in November may add to global uncertainty and trigger volatility heading into year-end. Europe is also facing challenges, with the migrant crisis fraying EU cohesion and the risk of political instability and EU referendum contagion spreading across the Eurozone. The upcoming Italy reform referendum could lead to risk aversion and broad selloffs in peripheral government debt and bank corporate bonds.

As investors search for yield in an extremely low-yielding environment, we believe corporate bonds – including lower-quality bonds – can continue to attract significant inflows.

OPEC has indicated it may cut oil production at its November meeting, which may cause oil prices to appreciate modestly. However, we believe there is a ceiling to oil price appreciation, because rising prices may attract additional production to the market. Ultimately, we anticipate prices will remain fairly range bound at approximately $45 to $50 per barrel into 2017.

Hypothetical Growth of $100,000 Investment in Institutional Class Shares

September 30, 2006 through September 30, 20162

Average Annual Total Returns — September 30, 20162

				Life of Class N	Expense Ratios[3]
	1 year	5 years	10 years		Gross	Net
Institutional Class (Inception 5/10/91)	9.80%	2.49%	4.52%	—%	0.78%	0.75%

Retail Class (Inception 12/31/96)	9.51	2.24	4.23	—	1.03	1.00

Class N (Inception 2/1/13)	9.93	—	—	1.04	0.63	0.63

Comparative Performance
Bloomberg Barclays Global Aggregate Bond Index[1]	8.83	1.74	4.26	1.42

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]	Bloomberg Barclays Global Aggregate Bond Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-rate debt markets.

[2]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[3]	As of the most recent prospectus, the investment advisor has contractually agreed to waive fees and/or reimburse expenses (with certain exceptions) once the expense cap of the Fund has been exceeded. This arrangement is set to expire on 1/31/17. When an expense cap has not been exceeded, the Fund may have similar expense ratios.

5  |

LOOMIS SAYLES INFLATION PROTECTED SECURITIES FUND

Managers	Symbols
Elaine Kan, CFA®	Institutional Class	LSGSX
Kevin P. Kearns	Retail Class	LIPRX
Maura T. Murphy, CFA®

Investment Objective

The Fund’s investment objective is high total investment return through a combination of current income and capital appreciation.

Market Conditions

Growth in headline inflation remained low, largely due to the continued strength of the U.S. dollar, which translated to lower import prices. Also, the energy component of the Consumer Price Index (CPI) continued to significantly drag down 12-month inflation.

In December 2015, the Federal Reserve (the Fed) raised interest rates for the first time since June 2006. This led to modest short-term losses within investment-grade markets and added to an already challenging environment for high yield. After oil prices bottomed in mid-February, capital returned to markets, and riskier assets rebounded strongly. Volatility spiked temporarily in June, following the UK referendum vote to leave the European Union (Brexit), but conditions were generally calm for the remainder of the period. Fixed-income markets ended September with gains for the 12-month period.

In early 2016, the Federal Reserve projected it would implement four rate hikes during the year. Yet, as of September 30, the Fed made no rate hikes, and financial markets anticipated only one 25 basis point hike before year-end. The Fed consistently lowered its economic projections throughout 2016, which removed some of the upward pressure on U.S. Treasury yields.

Performance Results

For the 12 months ended September 30, 2016, Institutional Class shares of Loomis Sayles Inflation Protected Securities Fund returned 6.00%. The fund underperformed its benchmark, the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index, which returned 6.58%.

Explanation of Fund Performance

We used swaptions (options on interest rate swaps) to neutralize the duration (price sensitivity to interest rate changes) effect from our longer-maturity TIPS positions, which detracted from performance. In addition, we used futures to manage the portfolio’s duration, which had a negative impact on relative performance.

Overall, breakeven inflation rates (the yield difference between nominal Treasuries and TIPS of the same maturity) advanced during the period, which benefited TIPS. The fund’s TIPS allocation was the largest contributor to absolute and relative performance. Specifically, within the TIPS allocation, our exposure to longer-dated securities contributed to performance on an absolute basis. Overall, the portfolio’s yield curve (a curve that shows the relationship among bond yields across the maturity spectrum) positioning within the sector aided results. A flattening yield curve and a slightly longer duration versus the benchmark had a positive effect on fund performance.

Outlook

We believe the U.S. economy will continue to grow in 2016. In particular, we expect low interest rates and energy prices, solid payroll growth, falling unemployment, rising home prices, improving mortgage delinquency rates and declining housing vacancy rates to support growth. Given this constructive view on the U.S. economy, we expect the U.S. dollar to remain relatively strong versus other currencies. However, we expect the pace of the dollar’s appreciation to slow. We also expect the Fed to gradually tighten monetary policy. Geopolitical risks and slowing global growth may counterbalance any positive U.S. economic developments, resulting in a flight-to-quality rally for U.S. Treasuries.

We believe inflation in the U.S. will gradually normalize in 2017. Factors such as wages, medical costs and housing are already beginning to rise. Relatively low energy prices have kept inflation tame, but recent upward moves in oil prices have started to change investor outlooks. Globally, we still expect deflation fears to persist due to broader growth challenges.

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LOOMIS SAYLES INFLATION PROTECTED SECURITIES FUND

Hypothetical Growth of $100,000 Investment in Institutional Class Shares

September 30, 2006 through September 30, 20163

Average Annual Total Returns — September 30, 20163

				Expense Ratios[4]
	1 year	5 years	10 years	Gross	Net
Institutional Class (Inception 5/20/91)	6.00%	1.54%	4.11%	0.80%	0.40%

Retail Class (Inception 5/28/10)[1]	5.47	1.23	3.81	1.03	0.65
Comparative Performance
Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index[2]	6.58	1.93	4.48

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]	Prior to inception of Retail Class (5/28/10), performance is that of Institutional Class, restated to reflect the higher net expenses of Retail Class.

[2]	Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index is an unmanaged index that tracks inflation protected securities issued by the U.S. Treasury.

[3]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[4]	As of the most recent prospectus, the investment advisor has contractually agreed to waive fees and/or reimburse expenses (with certain exceptions) once the expense cap of the Fund has been exceeded. This arrangement is set to expire on 1/31/17. When an expense cap has not been exceeded, the Fund may have similar expense ratios.

7  |

LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND

Managers	Symbol
Matthew J. Eagan, CFA®	Institutional Class	LSHIX
Daniel J. Fuss, CFA®, CIC
Elaine M. Stokes

Investment Objective

The Fund’s investment objective is high total investment return through a combination of current income and capital appreciation.

Market Conditions

In the beginning of the period, the Federal Reserve (Fed) raised interest rates for the first time since June 2006. This led to modest losses within investment-grade markets and added to an already challenging environment for high yield. After oil prices bottomed in mid-February, capital returned to markets and riskier assets rebounded strongly. Volatility spiked temporarily in June following the U.K. referendum vote to leave the European Union (EU), but conditions were generally calm for the remainder of the period. Fixed-income markets finished the period on a positive note and added to full-year gains.

After declining through mid-February, U.S. high yield became a sought-after asset. The sector rewarded investors by producing strong and steady gains with minimal volatility. Spreads (the difference in yield between non-Treasury and Treasury securities of similar maturity) are trading inside the long-term average, but remain above the lows of 2014. Lower-quality credits and cyclical sectors outperformed during the period as the search for yield presses onward.

Investment-grade corporate bonds also performed well during the one-year period, bouncing back from the lows experienced during the fourth quarter of 2015. The sector’s longer duration (price sensitivity to interest rate changes) was a positive tailwind as longer-maturity yields declined. Overall returns were positive across all sectors, with cyclical sectors and energy performing well during the second half of the period.

For roughly the first half of the period, the U.S. dollar continued to strengthen against most major global currencies. But the Fed struck a more dovish tone early in 2016, and this contributed to a pause in the dollar bull market. A more stable dollar supported currencies – particularly those in the emerging markets – that suffered during the dollar’s ascent. The recovery in oil prices also helped ease the strain on commodity-related currencies.

Performance Results

For the 12 months ended September 30, 2016, Institutional Class shares of Loomis Sayles Institutional High Income Fund returned 12.53%. The fund underperformed its benchmark, the Bloomberg Barclays U.S. Corporate High-Yield Bond Index, which returned 12.73%.

Explanation of Fund Performance

Industrial securities in the high yield and investment-grade corporate sectors were top contributors to the fund’s relative return, largely due to security selection among energy holdings. High yield utilities and financials also aided relative return. Elsewhere, out-of-benchmark positions in common stocks and convertibles contributed to the fund’s performance. Common stocks benefited from positioning in the technology sector, while technology and communication names in the convertible space aided performance. In addition, Yankee (U.S.-dollar-denominated bonds issued by a non-U.S. entity) government-related securities lifted results.

Out-of-benchmark exposure to non-U.S.-dollar-denominated holdings weighed on relative performance. In particular, securities denominated in the Mexican peso detracted, as the peso hit an all-time low versus the U.S. dollar in mid-September. U.S. dollar appreciation relative to foreign currencies challenged some of the fund’s non-USD holdings during the period. During the period the amount of income available to be distributed by the fund was reduced to reflect the realization of currency losses from certain bond sales and maturities. In addition, a selected communication name in the fund’s convertible allocation posted positive absolute performance but weighed on relative results. Our allocation to U.S. Treasuries also detracted from performance. We continued to hold short-maturity Treasuries for cash reserve purposes.

Outlook

Our outlook for the U.S. and global economies remains positive, with expectations for better growth momentum through the end of the year. In the U.S., we expect steady gains in employment, increased bank lending and stronger consumer confidence to support GDP growth. The global economy is facing more headwinds but should experience modestly stronger growth next year, led by a healthier U.S. economy and still-accommodative global central bank policies.

Inflation expectations remain low. However, U.S. inflation is showing signs of acceleration and recent economic data have been favorable. We think the Fed is likely to raise rates in December if market conditions remain stable.

Oil prices are likely to be range-bound over the short term as elevated supply should be countered by OPEC’s expected production cut in November. We remain constructive on intermediate- to longer-term oil prices and expect that supply and demand will adjust.

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LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND

We expect low global yields to continue supporting flows into U.S. credit, but at a more modest pace. In this environment, we intend to maintain a yield cushion in our portfolios through exposure to corporate bonds. Credit fundamentals have been stable, reflecting a slowly improving U.S. economy. However, downside risks – including slowing profit growth, rising leverage and free cash flow approaching peak levels – are increasing as we move further into the late stage of the credit cycle.1 Despite these risks, we believe the current phase of the credit cycle can continue for some time, and we do not expect a significant increase in corporate defaults in 2017.

Within credit, we favor the investment-grade financials, technology and energy sectors. We are also biased to higher-quality high yield. Convertible bonds continue to look attractive, and our focus has shifted from equity-sensitive convertibles to more balanced and credit-sensitive issues. We believe these securities offer yield and upside potential with more limited downside risk.

The Fed’s slow and cautious approach has helped keep the U.S. dollar range-bound against major currencies. Over the long term, improving global growth and further stability in commodities could support non-U.S.-dollar-denominated bonds. We are beginning to see more divergence in emerging market country fundamentals and political backdrops, which could expand potential relative value opportunities. We intend to maintain our current positions, which we believe represent long-term value, but are cautious on further exposure until we get better clarity on some of these evolving macro trends.

Risks include growing geopolitical risks, a prolonged period of low economic growth, declining corporate profit expectations and a shift to downturn in the U.S. credit cycle. Looking ahead, we remain focused on careful security selection using fundamental credit analysis. We intend to build on our key investment themes of yield and diversification, using our reserve allocation during periods of extreme short-term market dislocation to potentially add long-term value.

Since early 2015, ordinary income distributions for certain Loomis Sayles-managed fixed-income funds have been reduced, primarily due to the impact of foreign currency losses. Fund officers have analyzed the fund’s current portfolio of investments, schedule of maturities and the corresponding amounts of unrealized currency losses that may become realized in the fiscal year ending on September 30, 2017. Based on this analysis, fund officers believe that realized currency losses may have a less significant impact on this fund’s distributions in the 2017 fiscal year. As a result, the distribution amount may improve going forward. This analysis is based on certain assumptions, including but not limited to the level of foreign currency exchange rates, security prices, interest rates and the net asset level of the fund. Changes to these assumptions could impact the analysis and the amounts of future fund distributions.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

Hypothetical Growth of $3,000,000 Investment in Institutional Class Shares

September 30, 2006 through September 30, 20162

9  |

Average Annual Total Returns — September 30, 20162

				Expense Ratios[3]
	1 year	5 years	10 years	Gross	Net

Institutional Class (Inception 6/5/96)	12.53%	9.14%	7.87%	0.68%	0.68%

Comparative Performance
Bloomberg Barclays U.S. Corporate High-Yield Bond Index[1]	12.73	8.34	7.71

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]	Bloomberg Barclays U.S. Corporate High-Yield Bond Index is an unmanaged index that covers the U.S.-dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market.

[2]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[3]	As of the most recent prospectus, the investment advisor has contractually agreed to waive fees and/or reimburse expenses (with certain exceptions) once the expense cap of the Fund has been exceeded. This arrangement is set to expire on 1/31/17. When an expense cap has not been exceeded, the Fund may have similar expense ratios.

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LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND

Managers	Symbols
Matthew J. Eagan, CFA®	Institutional Class	LSIGX
Daniel J. Fuss, CFA®, CIC
Brian P. Kennedy
Elaine M. Stokes

Investment Objective

The Fund’s investment objective is above-average total investment return through a combination of current income and capital appreciation.

Market Conditions

In the beginning of the period, the Federal Reserve (Fed) raised interest rates for the first time since June 2006. This led to modest losses within investment-grade markets and added to an already challenging environment for high yield. After oil prices bottomed in mid-February, capital returned to markets and riskier assets rebounded strongly. Volatility spiked temporarily in June following the U.K. referendum vote to leave the European Union (EU), but conditions were generally calm for the remainder of the period. Fixed-income markets finished the period on a positive note and added to full-year gains.

After declining through mid-February, U.S. high yield became a sought-after asset. The sector rewarded investors by producing strong and steady gains with minimal volatility. Spreads (the difference in yield between non-Treasury and Treasury securities of similar maturity) are trading inside the long-term average, but remain above the lows of 2014. Lower-quality credits and cyclical sectors outperformed during the period as the search for yield presses onward.

Investment-grade corporate bonds also performed well during the one-year period, bouncing back from the lows experienced during the fourth quarter of 2015. The sector’s longer duration (price sensitivity to interest rate changes) was a positive tailwind as longer-maturity yields declined. Overall returns were positive across all sectors, with cyclical sectors and energy performing well during the second half of the period.

For roughly the first half of the period, the U.S. dollar continued to strengthen against most major global currencies. But the Fed struck a more dovish tone early in 2016, and this contributed to a pause in the dollar bull market. A more stable dollar supported currencies – particularly those in the emerging markets – that suffered during the dollar’s ascent. The recovery in oil prices also helped ease the strain on commodity-related currencies.

Performance Results

For the 12 months ended September 30, 2016, the Loomis Sayles Investment Grade Fixed Income Fund returned 8.27%. The fund outperformed its benchmark, the Bloomberg Barclays U.S. Government/Credit Bond Index, which returned 5.86%.

Explanation of Fund Performance

The fund’s outperformance was primarily due to out-of-benchmark allocations. In particular, convertible and equity holdings generated positive absolute and relative returns, driven by name-specific exposure in the technology sector. In addition, exposure to high yield industrials and financials helped buoy performance. Within the high yield industrials allocation, securities in the metals and mining and energy industries were among the largest contributors, appreciating in value along with commodity prices. Selected high yield finance companies also benefited results. The financial and industrial sectors were also top contributors in the investment-grade corporate allocation, as banking, energy, automotive and communications issues bolstered relative return.

The fund’s shorter-than-benchmark duration weighed on results as rates declined during the period. Overall, non-U.S.-dollar-denominated securities detracted from performance, as uneven economic outlooks and divergent monetary policies across the globe pressured most developed and emerging market currencies versus the U.S. dollar. In particular, fund holdings denominated in the Mexican peso lagged. In the wake of the U.K. Brexit vote in late June, growth expectations slowed in the U.K. and Europe, causing holdings denominated in the British pound and euro to depreciate in value and detract from performance. Our positioning in Canadian-dollar-denominated securities also weighed on results. During the period the Fund’s distributions were reduced to reflect the realization of currency losses from certain bond sales and maturities.

Outlook

Our outlook for the U.S. and global economies remains positive, with expectations for better growth momentum through the end of the year. In the U.S., we expect steady gains in employment, increased bank lending and stronger consumer confidence to support GDP growth. The global economy is facing more headwinds but should experience modestly stronger growth next year, led by a healthier U.S. economy and still-accommodative global central bank policies.

Inflation expectations remain low. However, U.S. inflation is showing signs of acceleration and recent economic data have been favorable. We think the Fed is likely to raise rates in December if market conditions remain stable.

Oil prices are likely to be range-bound over the short term as elevated supply should be countered by OPEC’s expected production cut in November. We remain constructive on intermediate- to longer-term oil prices and expect that supply and demand will adjust.

We expect low global yields to continue supporting flows into U.S. credit, but at a more modest pace. In this environment, we intend to maintain a yield cushion in our portfolios through exposure to corporate bonds. Credit fundamentals have been stable, reflecting a slowly improving U.S. economy. However, downside risks – including slowing profit growth, rising leverage and free cash flow approaching peak levels – are increasing as we move further into the late stage of the credit cycle.1 Despite these risks, we believe the current phase of the credit cycle can continue for some time, and we do not expect a significant increase in corporate defaults in 2017.

11  |

Within credit, we favor the investment-grade financials, technology and energy sectors. We are also biased to higher-quality high yield. Convertible bonds continue to look attractive, and our focus has shifted from equity-sensitive convertibles to more balanced and credit-sensitive issues. We believe these securities offer yield and upside potential with more limited downside risk.

The Fed’s slow and cautious approach has helped keep the U.S. dollar range-bound against major currencies. Over the long term, improving global growth and further stability in commodities could support non-U.S.-dollar-denominated bonds. We are beginning to see more divergence in emerging market country fundamentals and political backdrops, which could expand potential relative value opportunities. We intend to maintain our current positions, which we believe represent long-term value, but are cautious on further exposure until we get better clarity on some of these evolving macro trends.

Risks include growing geopolitical risks, a prolonged period of low economic growth, declining corporate profit expectations and a shift to downturn in the U.S. credit cycle. Looking ahead, we remain focused on careful security selection using fundamental credit analysis. We intend to build on our key investment themes of yield and diversification, using our reserve allocation during periods of extreme short-term market dislocation to potentially add long-term value.

Since early 2015, monthly or quarterly ordinary income distributions for certain Loomis Sayles-managed fixed-income funds have been below historic averages. This is primarily due to the impact of foreign currency losses. Fund officers have analyzed the fund’s current portfolio of investments, schedule of maturities and the corresponding amounts of unrealized currency losses that may become realized in the fiscal year ending on September 30, 2017. Based on this analysis, fund officers believe that realized currency losses may have a less significant impact on this fund’s distributions in the 2017 fiscal year. As a result, the distribution amount may improve going forward. This analysis is based on certain assumptions, including but not limited to the level of foreign currency exchange rates, security prices, interest rates and the net asset level of the fund. Changes to these assumptions could impact the analysis and the amounts of future fund distributions.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

Hypothetical Growth of $3,000,000 Investment in Institutional Class Shares

September 30, 2016 through September 30, 20162

Average Annual Total Returns — September 30, 20162

				Expense Ratios[3]
	1 year	5 years	10 years	Gross	Net

Institutional Class (Inception 7/1/94)	8.27%	4.81%	6.41%	0.48%	0.48%

Comparative Performance
Bloomberg Barclays U.S. Government/Credit Bond Index[1]	5.86	3.24	4.86

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]	Bloomberg Barclays U.S. Government/Credit Bond Index is an unmanaged index that includes U.S. Treasuries, government-related issues, and investment grade U.S. corporate securities.

[2]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[3]	As of the most recent prospectus, the investment advisor has contractually agreed to waive fees and/or reimburse expenses (with certain exceptions) once the expense cap of the Fund has been exceeded. This arrangement is set to expire on 1/31/17. When an expense cap has not been exceeded, the Fund may have similar expense ratios.

1637689.1.1

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

Additional Index Information

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

Proxy Voting Information

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, by calling Loomis Sayles at 800-633-3330; on the Funds’ website at www.loomissayles.com, and on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Funds’ website and the SEC’s website.

Quarterly Portfolio Schedules

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in each Fund’s prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class of Fund shares shows the actual amount of Fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2016 through September 30, 2016. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table for each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

Loomis Sayles Fixed Income Fund

Institutional Class	Beginning Account Value 4/1/2016	Ending Account Value 9/30/2016	Expenses Paid During Period* 4/1/2016 – 9/30/2016
Actual	$1,000.00	$1,073.00	$2.95
Hypothetical (5% return before expenses)	$1,000.00	$1,022.15	$2.88

*   Expenses are equal to the Fund’s annualized expense ratio of 0.57%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 366 (to reflect the half-year period).

13  |

Loomis Sayles Global Bond Fund

Institutional Class	Beginning Account Value 4/1/2016	Ending Account Value 9/30/2016	Expenses Paid During Period* 4/1/2016 – 9/30/2016
Actual	$1,000.00	$1,053.70	$3.85
Hypothetical (5% return before expenses)	$1,000.00	$1,021.25	$3.79

Retail Class
Actual	$1,000.00	$1,052.50	$5.13
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$5.05

Class N
Actual	$1,000.00	$1,054.30	$3.44
Hypothetical (5% return before expenses)	$1,000.00	$1,021.65	$3.39

*   Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.75%, 1.00% and 0.67% for Institutional Class, Retail Class and Class N, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 366 (to reflect the half-year period).

Loomis Sayles Inflation Protected Securities Fund

Institutional Class	Beginning Account Value 4/1/2016	Ending Account Value 9/30/2016	Expenses Paid During Period* 4/1/2016 – 9/30/2016
Actual	$1,000.00	$1,024.00	$2.02
Hypothetical (5% return before expenses)	$1,000.00	$1,023.00	$2.02

Retail Class
Actual	$1,000.00	$1,021.30	$3.28
Hypothetical (5% return before expenses)	$1,000.00	$1,021.75	$3.29

*   Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.40% and 0.65% for Institutional and Retail Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 366 (to reflect the half-year period).

Loomis Sayles Institutional High Income Fund

Institutional Class	Beginning Account Value 4/1/2016	Ending Account Value 9/30/2016	Expenses Paid During Period* 4/1/2016 – 9/30/2016
Actual	$1,000.00	$1,135.00	$3.63
Hypothetical (5% return before expenses)	$1,000.00	$1,021.60	$3.44

*   Expenses are equal to the Fund’s annualized expense ratio of 0.68%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 366 (to reflect the half-year period).

Loomis Sayles Investment Grade Fixed Income Fund

Institutional Class	Beginning Account Value 4/1/2016	Ending Account Value 9/30/2016	Expenses Paid During Period* 4/1/2016 – 9/30/2016
Actual	$1,000.00	$1,043.30	$2.45
Hypothetical (5% return before expenses)	$1,000.00	$1,022.60	$2.43

*   Expenses are equal to the Fund’s annualized expense ratio of 0.48%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 366 (to reflect the half-year period).

|  14

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees of the Trust (the “Board”), including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ expenses to the fees charged to institutional accounts with similar strategies managed by the Adviser, if any, and to those of peer groups of funds and information about any applicable expense caps and/or fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) the Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and fee differentials against each Fund’s peer group/category of funds, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against similarly categorized funds. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review Committee and/or the full Board, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board most recently approved the continuation of the Agreements at its meeting held in June 2016. The Agreements were continued for a one-year period for the Funds. In considering whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the monitoring and oversight services provided by NGAM Advisors, L.P. (“NGAM Advisors”). They also considered the administrative services provided by NGAM Advisors and its affiliates to the Funds.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics, including metrics that also measured the performance of the Funds on a risk adjusted basis.

15  |

With respect to each Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement relating to that Fund. In the case of each Fund that had performance that lagged that of a relevant peer group median and/or category median for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Agreement. These factors included one or more of the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions by the Adviser that were reasonable and consistent with the Fund’s investment objective and policies; (2) that the Fund’s more recent performance was competitive when compared to relevant performance benchmarks and/or peer groups; (3) that the Fund’s performance, although lagging in certain periods, was stronger over the long term; or (4) that the Fund’s performance, although lagging the performance of its category for certain periods, was competitive when compared to relevant benchmarks or peer groups.

The Trustees also considered the Adviser’s performance and reputation generally, the Funds’ performance as a fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets and the greater regulatory costs associated with the management of such assets. In evaluating each Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund, as well as the need for the Adviser to offer competitive compensation and the potential need to expend additional resources to the extent the Funds grow in size. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. They noted that all of the Funds in this report have expense caps in place, and they considered the amounts waived or reimbursed by the Adviser under these caps. The Trustees also considered that some Funds’ current expenses are below the cap. The Trustees noted that the Loomis Sayles Institutional High Income Fund’s advisory fee was above the median of a peer group of funds. The Trustees considered the factors which management believed justified such relatively higher fees. These factors included: (1) that the Fund’s net expense ratio was below the median for its peer group; and (2) that the Fund’s investment discipline was capacity constrained.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser and its affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the relevant Funds, the expense levels of the Funds, whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds and the overall profit margin of the Adviser compared to other investment managers.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense waivers or caps. The Trustees also discussed with management the factors considered with respect to the implementation of breakpoints in investment advisory fees or expense waivers or caps for certain funds. Management explained that a number of factors are taken into account in considering the possible implementation of breakpoints or an expense cap for a fund, including, among other things, factors such as a fund’s assets, the projected growth of a fund, projected profitability and a fund’s fees and performance. With respect to economies of scale, the Trustees noted that each of the Funds was subject to an expense cap or waiver. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

|  16

The Trustees also considered other factors, which included but were not limited to the following:

•	the effect of recent market and economic events on the performance, asset levels and expense ratios of each Fund.

•

whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

the nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under separate agreements covering administrative services.

•

so-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the benefits to the parent company of NGAM Advisors from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	the Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2017.

17  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Fixed Income Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 85.7% of Net Assets

Non-Convertible Bonds – 77.7%

	ABS Other – 0.1%
$1,038,440	GCA2014 Holdings Ltd., Series 2014-1, Class C, 6.000%, 1/05/2030, 144A(b)(c)	$651,102
404,747	GCA2014 Holdings Ltd., Series 2014-1, Class D, 7.500%, 1/05/2030, 144A(b)(c)	116,648
1,855,000	GCA2014 Holdings Ltd., Series 2014-1, Class E, Zero Coupon, 1/05/2030, 144A(b)(c)(d)	25,970
855,918	Global Container Assets Ltd., Series 2015-1A, Class B, 4.500%, 2/05/2030, 144A(c)(e)	837,035

		1,630,755

	Aerospace & Defense – 2.3%
11,120,000	Bombardier, Inc., 6.000%, 10/15/2022, 144A	10,063,600
175,000	Bombardier, Inc., 7.450%, 5/01/2034, 144A	149,844
600,000	Meccanica Holdings USA, Inc., 6.250%, 7/15/2019, 144A	654,000
1,900,000	Meccanica Holdings USA, Inc., 6.250%, 1/15/2040, 144A	1,862,000
1,700,000	Meccanica Holdings USA, Inc., 7.375%, 7/15/2039, 144A	1,861,500
245,000	Textron, Inc., 5.600%, 12/01/2017	256,035
6,855,000	Textron, Inc., 5.950%, 9/21/2021	7,852,114
1,290,000	Textron, Inc., 7.250%, 10/01/2019	1,477,998
1,468,000	TransDigm, Inc., 6.500%, 7/15/2024	1,545,070
1,375,000	TransDigm, Inc., 6.500%, 5/15/2025	1,431,719

		27,153,880

	Airlines – 3.7%
5,550,000	Air Canada, 7.625%, 10/01/2019, 144A, (CAD)	4,391,647
634,230	Air Canada Pass Through Trust, Series 2013-1, Class B, 5.375%, 11/15/2022, 144A	653,257
13,360,000	American Airlines Group, Inc., 5.500%, 10/01/2019, 144A	13,911,100
11,478,132	American Airlines Pass Through Certificates, Series 2016-1, Class B, 5.250%, 7/15/2025	12,037,691
1,020,586	American Airlines Pass Through Trust, Series 2013-1, Class A, 4.000%, 1/15/2027	1,085,465
332,066	American Airlines Pass Through Trust, Series 2013-1, Class B, 5.625%, 1/15/2021, 144A	346,547
779,483	American Airlines Pass Through Trust, Series 2013-2, Class C, 6.000%, 1/15/2017, 144A	786,685
196,515	Continental Airlines Pass Through Certificates, Series 2012-2, Class B, 5.500%, 4/29/2022	205,450
1,745,000	Continental Airlines Pass Through Certificates, Series 2012-3, Class C, 6.125%, 4/29/2018	1,823,525

	Airlines – continued
$8,020	Continental Airlines Pass Through Trust, Series 2000-2, Class B, 8.307%, 10/02/2019	$8,339
191,384	Continental Airlines Pass Through Trust, Series 2012-1, Class B, 6.250%, 10/11/2021	205,259
185,375	Delta Air Lines Pass Through Trust, Series 2009-1, Series B, 9.750%, 6/17/2018	189,931
733,111	UAL Pass Through Trust, Series 2007-1, Class A, 6.636%, 1/02/2024	780,764
1,593,212	United Airlines Pass Through Trust, Series 2014-1, Class A, 4.000%, 10/11/2027	1,708,720
1,196,840	US Airways Pass Through Trust, Series 2011-1, Class A, 7.125%, 4/22/2025	1,427,232
807,439	US Airways Pass Through Trust, Series 2012-1A, Class A, 5.900%, 4/01/2026	928,555
429,060	US Airways Pass Through Trust, Series 2012-1B, Class B, 8.000%, 4/01/2021	475,185
1,974,733	US Airways Pass Through Trust, Series 2012-2A, Class A, 4.625%, 12/03/2026	2,152,459
299,129	Virgin Australia Pass Through Trust, Series 2013-1B, 6.000%, 4/23/2022, 144A	303,616
448,044	Virgin Australia Pass Through Trust, Series 2013-1C, 7.125%, 10/23/2018, 144A	453,644

		43,875,071

	Automotive – 3.4%
1,550,000	Ford Motor Co., 6.375%, 2/01/2029	1,899,592
1,030,000	Ford Motor Co., 6.500%, 8/01/2018	1,121,628
165,000	Ford Motor Co., 6.625%, 2/15/2028	197,708
4,230,000	Ford Motor Co., 6.625%, 10/01/2028	5,313,950
690,000	Ford Motor Co., 7.125%, 11/15/2025	860,639
2,245,000	Ford Motor Co., 7.400%, 11/01/2046	3,241,773
4,955,000	Ford Motor Co., 7.450%, 7/16/2031	6,553,959
1,645,000	Ford Motor Co., 7.500%, 8/01/2026	2,102,799
600,000	Ford Motor Credit Co. LLC, 5.000%, 5/15/2018	629,792
9,685,000	Ford Motor Credit Co. LLC, GMTN, 4.389%, 1/08/2026	10,332,413
495,000	General Motors Co., 5.200%, 4/01/2045	514,889
830,000	General Motors Co., 6.750%, 4/01/2046	1,040,551
2,175,000	General Motors Financial Co., Inc., 4.375%, 9/25/2021	2,323,009
2,865,000	General Motors Financial Co., Inc., 5.250%, 3/01/2026	3,146,584
375,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	409,687
515,000	Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc., 7.875%, 10/01/2022, 144A	524,012

		40,212,985

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Banking – 11.4%
$6,735,000	Ally Financial, Inc., 5.125%, 9/30/2024	$7,139,100
1,146,000	Ally Financial, Inc., 8.000%, 11/01/2031	1,412,445
1,900,000	Bank of America Corp., 5.490%, 3/15/2019	2,052,842
1,060,000	Bank of America Corp., 5.650%, 5/01/2018	1,124,413
5,600,000	Bank of America Corp., 6.110%, 1/29/2037	6,844,303
1,000,000	Bank of America Corp., EMTN, 4.625%, 9/14/2018, (EUR)	1,217,729
1,700,000	Bank of America Corp., MTN, 3.300%, 1/11/2023	1,759,786
2,247,000	Bank of America Corp., Series L, MTN, 7.625%, 6/01/2019	2,578,677
14,790,000	Bank of Nova Scotia, 2.462%, 3/14/2019, (CAD)	11,576,547
1,300,000	BNP Paribas S.A., (fixed rate to 10/23/2017, variable rate thereafter), 7.436%, (GBP)(f)	1,781,881
2,150,000	BNP Paribas S.A., (fixed rate to 4/13/2017, variable rate thereafter), 5.019%, (EUR)(f)	2,463,505
1,000,000	BNP Paribas S.A., (fixed rate to 6/25/2037, variable rate thereafter), 7.195%, 144A(f)	1,125,000
3,340,000	Citigroup, Inc., 5.130%, 11/12/2019, (NZD)	2,550,447
14,170,000	Citigroup, Inc., 6.250%, 6/29/2017, (NZD)	10,548,421
200,000	Citigroup, Inc., EMTN, 0.972%, 11/30/2017, (EUR)(g)	224,686
6,560,000	Goldman Sachs Group, Inc. (The), 3.550%, 2/12/2021, (CAD)	5,291,502
4,145,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	5,277,870
1,955,000	Goldman Sachs Group, Inc. (The), GMTN, 5.375%, 3/15/2020	2,164,846
6,100,000	HBOS PLC, GMTN, 6.750%, 5/21/2018, 144A	6,519,637
3,605,000	JPMorgan Chase & Co., 4.250%, 11/02/2018, (NZD)	2,680,946
8,450,000	Lloyds Banking Group PLC, 5.300%, 12/01/2045, 144A	9,096,341
50,000	Merrill Lynch & Co., Inc., EMTN, 0.247%, 9/14/2018, (EUR)(g)	55,972
300,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.050%, 6/01/2034	353,625
5,125,000	Morgan Stanley, 2.125%, 4/25/2018	5,168,076
1,360,000	Morgan Stanley, 2.500%, 1/24/2019	1,385,784
2,120,000	Morgan Stanley, 3.750%, 2/25/2023	2,251,635
300,000	Morgan Stanley, 4.350%, 9/08/2026	320,281
2,780,000	Morgan Stanley, 4.750%, 11/16/2018, (AUD)	2,211,531
3,115,000	Morgan Stanley, 5.750%, 1/25/2021	3,550,898
4,900,000	Morgan Stanley, 8.000%, 5/09/2017, (AUD)	3,866,943

	Banking – continued
50,000	Morgan Stanley, EMTN, 5.750%, 2/14/2017, (GBP)	65,930
13,040,000	Morgan Stanley, MTN, 4.100%, 5/22/2023	13,786,683
900,000	Morgan Stanley, Series F, MTN, 1.129%, 10/18/2016(g)	900,123
3,950,000	Morgan Stanley, Series MPLE, 3.125%, 8/05/2021, (CAD)	3,144,434
185,000	Royal Bank of Scotland Group PLC, 5.250%, (EUR)(f)	196,597
2,500,000	Royal Bank of Scotland Group PLC, 5.500%, (EUR)(f)	2,665,848
1,920,000	Royal Bank of Scotland Group PLC, 6.000%, 12/19/2023	2,001,059
2,300,000	Royal Bank of Scotland Group PLC, (fixed rate to 9/30/2017, variable rate thereafter), 7.640%(f)	2,231,000
50,000	Royal Bank of Scotland PLC (The), EMTN, 4.350%, 1/23/2017, (EUR)	56,773
650,000	Royal Bank of Scotland PLC (The), EMTN, 6.934%, 4/09/2018, (EUR)	792,368
1,225,000	Societe Generale S.A., (fixed rate to 4/05/2017, variable rate thereafter), 5.922%, 144A(f)	1,235,964
5,000,000	Societe Generale S.A., MTN, 5.200%, 4/15/2021, 144A	5,695,035

		137,367,483

	Brokerage – 1.4%
549,000	Jefferies Finance LLC/JFIN Co-Issuer Corp., 6.875%, 4/15/2022, 144A	510,570
2,890,000	Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.500%, 4/15/2021, 144A	2,810,525
1,245,000	Jefferies Group LLC, 5.125%, 4/13/2018	1,299,798
3,225,000	Jefferies Group LLC, 5.125%, 1/20/2023	3,435,889
3,055,000	Jefferies Group LLC, 6.250%, 1/15/2036	3,184,156
1,805,000	Jefferies Group LLC, 6.450%, 6/08/2027	2,043,441
2,530,000	Jefferies Group LLC, 6.875%, 4/15/2021	2,951,700

		16,236,079

	Building Materials – 0.8%
4,135,000	Atrium Windows & Doors, Inc., 7.750%, 5/01/2019, 144A	3,716,331
800,000	Masco Corp., 6.500%, 8/15/2032	880,000
1,410,000	Masco Corp., 7.125%, 3/15/2020	1,621,500
815,000	Masco Corp., 7.750%, 8/01/2029	973,925
2,050,000	Owens Corning, 7.000%, 12/01/2036	2,587,883

		9,779,639

	Cable Satellite – 1.0%
665,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.750%, 1/15/2024	706,563
3,035,000	DISH DBS Corp., 5.000%, 3/15/2023	2,951,537
715,000	DISH DBS Corp., 5.875%, 11/15/2024	706,063

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Cable Satellite – continued
$375,000	Time Warner Cable LLC, 4.500%, 9/15/2042	$357,847
1,500,000	Time Warner Cable LLC, 6.550%, 5/01/2037	1,778,446
3,400,000	UPC Holding BV, 6.375%, 9/15/2022, 144A, (EUR)	4,048,551
800,000	Virgin Media Finance PLC, 6.000%, 10/15/2024, 144A	828,008

		11,377,015

	Chemicals – 2.4%
3,845,000	Chemours Co. (The), 6.625%, 5/15/2023	3,748,875
710,000	Chemours Co. (The), 7.000%, 5/15/2025	697,575
9,550,000	Consolidated Energy Finance S.A., 6.750%, 10/15/2019, 144A	9,430,625
5,240,000	Hexion, Inc., 7.875%, 2/15/2023(b)(c)	1,886,400
275,000	Hexion, Inc., 8.875%, 2/01/2018	261,938
905,000	Hexion, Inc., 9.200%, 3/15/2021(b)(c)	352,950
7,395,000	Hexion, Inc./Hexion Nova Scotia Finance ULC, 9.000%, 11/15/2020	5,352,131
6,830,000	INVISTA Finance LLC, 4.250%, 10/15/2019, 144A	6,796,396
620,000	Methanex Corp., 5.250%, 3/01/2022	640,387

		29,167,277

	Construction Machinery – 0.2%
965,000	Toro Co., 6.625%, 5/01/2037(c)(e)	1,156,511
1,155,000	United Rentals North America, Inc., 7.625%, 4/15/2022	1,230,075

		2,386,586

	Consumer Products – 0.1%
880,000	Avon Products, Inc., 8.950%, 3/15/2043	719,400

	Diversified Manufacturing – 0.2%
45,000	General Electric Co., GMTN, 3.100%, 1/09/2023	47,806
2,390,000	General Electric Co., Series A, GMTN, 5.500%, 2/01/2017, (NZD)	1,753,850

		1,801,656

	Electric – 3.6%
2,385,000	AES Corp. (The), 4.875%, 5/15/2023	2,420,775
180,000	AES Corp. (The), 5.500%, 4/15/2025	185,175
2,240,831	Alta Wind Holdings LLC, 7.000%, 6/30/2035, 144A	2,292,626
2,957,287	Bruce Mansfield Unit Pass Through Trust, 6.850%, 6/01/2034(c)(e)	1,505,791
2,850,000	DPL, Inc., 6.750%, 10/01/2019	2,956,875
4,120,000	EDP Finance BV, 4.125%, 1/15/2020, 144A	4,270,380
7,305,000	EDP Finance BV, 4.900%, 10/01/2019, 144A	7,763,827
5,455,000	EDP Finance BV, 6.000%, 2/02/2018, 144A	5,702,439

	Electric – continued
1,200,000	EDP Finance BV, EMTN, 8.625%, 1/04/2024, (GBP)	$2,123,055
1,589,000	Empresa Nacional de Electricidad S.A., 7.875%, 2/01/2027	1,974,549
3,800,000	Enel Finance International NV, 6.000%, 10/07/2039, 144A	4,595,386
100,000	Enel Finance International NV, 6.800%, 9/15/2037, 144A	132,094
750,000	Enel Finance International NV, EMTN, 5.750%, 9/14/2040, (GBP)	1,357,947
4,000,000	Enersis Americas S.A., 7.400%, 12/01/2016	4,028,832
1,730,712	Mackinaw Power LLC, 6.296%, 10/31/2023, 144A(c)(e)	1,920,866

		43,230,617

	Finance Companies – 4.6%
300,000	AGFC Capital Trust I, (fixed rate to 1/15/2017, variable rate thereafter), 6.000%, 1/15/2067, 144A	150,000
1,680,000	International Lease Finance Corp., 4.625%, 4/15/2021	1,759,800
3,045,000	International Lease Finance Corp., 5.875%, 8/15/2022	3,376,144
4,695,000	International Lease Finance Corp., 6.250%, 5/15/2019	5,088,206
4,905,000	International Lease Finance Corp., 7.125%, 9/01/2018, 144A	5,352,581
945,000	iStar, Inc., 4.875%, 7/01/2018	949,725
225,000	iStar, Inc., 5.850%, 3/15/2017	227,687
935,000	iStar, Inc., 7.125%, 2/15/2018	974,738
1,525,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 7.375%, 10/01/2017	1,536,437
3,903,000	Navient Corp., 5.875%, 10/25/2024	3,551,730
5,900,000	Navient Corp., MTN, 6.125%, 3/25/2024	5,494,375
2,167,000	Navient LLC, 4.875%, 6/17/2019	2,158,874
4,668,000	Navient LLC, 5.500%, 1/25/2023	4,282,890
31,725(††)	Navient LLC, 6.000%, 12/15/2043	728,882
726,000	Navient LLC, MTN, 5.500%, 1/15/2019	736,890
145,000	Navient LLC, Series A, MTN, 5.000%, 6/15/2018	145,000
5,185,000	Navient LLC, Series A, MTN, 5.625%, 8/01/2033(c)(e)	4,122,075
2,681,000	Navient LLC, Series A, MTN, 8.450%, 6/15/2018	2,882,075
1,950,000	Quicken Loans, Inc., 5.750%, 5/01/2025, 144A	1,935,375
1,225,000	Springleaf Finance Corp., 5.250%, 12/15/2019	1,251,031
3,770,000	Springleaf Finance Corp., 6.000%, 6/01/2020	3,859,537
1,805,000	Springleaf Finance Corp., 7.750%, 10/01/2021	1,892,994
725,000	Springleaf Finance Corp., 8.250%, 10/01/2023	761,250
2,100,000	Springleaf Finance Corp., Series J, MTN, 6.500%, 9/15/2017	2,173,500

		55,391,796

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Food & Beverage – 0.4%
$2,445,000	Constellation Brands, Inc., 4.750%, 11/15/2024	$2,646,712
1,995,000	DS Services of America, Inc., 10.000%, 9/01/2021, 144A	2,224,425

		4,871,137

	Government Owned – No Guarantee – 0.3%
1,715,000	Pertamina Persero PT, 6.450%, 5/30/2044, 144A	1,986,654
1,605,000	Petrobras Global Finance BV, 4.375%, 5/20/2023	1,435,673
965,000	Petrobras Global Finance BV, 5.625%, 5/20/2043	728,575

		4,150,902

	Healthcare – 2.7%
650,000	BioScrip, Inc., 8.875%, 2/15/2021	607,750
425,000	Boston Scientific Corp., 5.125%, 1/12/2017	429,444
610,000	HCA, Inc., 5.875%, 3/15/2022	672,525
4,960,000	HCA, Inc., 5.875%, 5/01/2023	5,282,400
2,932,000	HCA, Inc., 7.050%, 12/01/2027	3,118,915
1,475,000	HCA, Inc., 7.500%, 12/15/2023	1,635,406
1,440,000	HCA, Inc., 7.500%, 11/06/2033	1,560,600
2,660,000	HCA, Inc., 7.690%, 6/15/2025	2,989,601
2,220,000	HCA, Inc., 8.360%, 4/15/2024	2,577,598
2,930,000	HCA, Inc., MTN, 7.580%, 9/15/2025	3,303,575
430,000	HCA, Inc., MTN, 7.750%, 7/15/2036	466,013
1,425,000	Tenet Healthcare Corp., 4.375%, 10/01/2021	1,417,875
2,245,000	Tenet Healthcare Corp., 4.500%, 4/01/2021	2,259,031
3,685,000	Tenet Healthcare Corp., 5.000%, 3/01/2019	3,602,087
1,285,000	Tenet Healthcare Corp., 6.750%, 6/15/2023	1,195,050
1,775,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	1,459,937

		32,577,807

	Home Construction – 0.9%
550,000	Beazer Homes USA, Inc., 7.250%, 2/01/2023	547,250
270,000	K. Hovnanian Enterprises, Inc., 5.000%, 11/01/2021(c)(e)	189,000
4,276,000	K. Hovnanian Enterprises, Inc., 8.000%, 11/01/2019, 144A	2,586,980
835,000	KB Home, 8.000%, 3/15/2020	929,981
3,920,000	PulteGroup, Inc., 6.000%, 2/15/2035	3,959,200
3,020,000	PulteGroup, Inc., 6.375%, 5/15/2033	3,145,835
15,000	TRI Pointe Holdings, Inc./TRI Pointe Group, Inc., 5.875%, 6/15/2024	15,600

		11,373,846

	Independent Energy – 1.5%
242,000	Anadarko Petroleum Corp., 6.375%, 9/15/2017	252,295
644,000	California Resources Corp., 5.500%, 9/15/2021	341,320

	Independent Energy – continued
86,000	California Resources Corp., 6.000%, 11/15/2024	41,065
3,105,000	Chesapeake Energy Corp., 4.875%, 4/15/2022	2,615,962
335,000	Chesapeake Energy Corp., 5.750%, 3/15/2023	284,750
1,135,000	Chesapeake Energy Corp., 6.125%, 2/15/2021	1,041,363
720,000	Chesapeake Energy Corp., 6.625%, 8/15/2020	677,700
995,000	Chesapeake Energy Corp., 6.875%, 11/15/2020	930,325
550,000	Chesapeake Energy Corp., 7.250%, 12/15/2018	558,250
980,000	Continental Resources, Inc., 3.800%, 6/01/2024	896,700
185,000	Continental Resources, Inc., 4.500%, 4/15/2023	177,600
5,955,000	Newfield Exploration Co., 5.625%, 7/01/2024	6,103,875
345,000	QEP Resources, Inc., 5.250%, 5/01/2023	339,825
690,000	Rice Energy, Inc., 6.250%, 5/01/2022	712,425
1,600,000	RSP Permian, Inc., 6.625%, 10/01/2022	1,676,000
1,221,000	SM Energy Co., 6.125%, 11/15/2022	1,221,000
155,000	Whiting Petroleum Corp., 6.250%, 4/01/2023	141,438

		18,011,893

	Industrial Other – 0.2%
385,000	AECOM, 5.750%, 10/15/2022	404,369
405,000	AECOM, 5.875%, 10/15/2024	432,338
660,000	Broadspectrum Ltd., 8.375%, 5/15/2020, 144A	702,900
1,150,000	Cleaver-Brooks, Inc., 8.750%, 12/15/2019, 144A	1,204,625

		2,744,232

	Life Insurance – 1.6%
160,000	American International Group, Inc., 4.125%, 2/15/2024	172,403
130,000	American International Group, Inc., 4.875%, 6/01/2022	146,269
3,700,000	AXA S.A., (fixed rate to 12/14/2036, variable rate thereafter), 6.379%, 144A(f)	4,031,446
200,000	AXA S.A., EMTN, (fixed rate to 4/16/2020, variable rate thereafter), 5.250%, 4/16/2040, (EUR)	250,727
4,345,000	Forethought Financial Group, Inc., 8.625%, 4/15/2021, 144A(c)(e)	4,995,707
790,000	Genworth Holdings, Inc., 4.800%, 2/15/2024	649,775
1,940,000	Genworth Holdings, Inc., 4.900%, 8/15/2023	1,615,050
840,000	Genworth Holdings, Inc., 6.500%, 6/15/2034	684,600
2,270,000	MetLife Capital Trust X, 9.250%, 4/08/2068, 144A	3,265,849
1,115,000	MetLife, Inc., 10.750%, 8/01/2069	1,786,899

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Life Insurance – continued
$1,165,000	Penn Mutual Life Insurance Co. (The), 6.650%, 6/15/2034, 144A	$1,400,623

		18,999,348

	Local Authorities – 2.3%
830,000	New South Wales Treasury Corp., 3.500%, 3/20/2019, (AUD)	662,790
9,640,000	New South Wales Treasury Corp., 6.000%, 2/01/2018, (AUD)	7,793,803
4,280,000	New South Wales Treasury Corp., Series 17RG, 5.500%, 3/01/2017, (AUD)	3,325,848
19,825,000	Province of Ontario Canada, 4.200%, 3/08/2018, (CAD)	15,858,640

		27,641,081

	Media Entertainment – 0.7%
24,000,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)	1,073,025
3,805,000	iHeartCommunications, Inc., 9.000%, 9/15/2022	2,768,137
500,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 5.250%, 2/15/2022	520,000
1,250,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 5.875%, 3/15/2025	1,312,500
2,475,000	R.R. Donnelley & Sons Co., 6.000%, 4/01/2024	2,456,438
120,000	R.R. Donnelley & Sons Co., 6.500%, 11/15/2023	120,900
306,000	R.R. Donnelley & Sons Co., 7.000%, 2/15/2022	317,475
295,000	R.R. Donnelley & Sons Co., 7.875%, 3/15/2021	322,288

		8,890,763

	Metals & Mining – 1.7%
2,602,232	1839688 Alberta ULC, PIK, 14.000%, 2/13/2020(b)(c)(h)(i)	1,041
1,400,000	Alcoa, Inc., 5.870%, 2/23/2022	1,505,000
400,000	Alcoa, Inc., 5.900%, 2/01/2027	428,000
6,630,000	ArcelorMittal, 7.750%, 3/01/2041	6,911,775
3,300,000	ArcelorMittal, 8.000%, 10/15/2039	3,564,000
1,659,000	Cliffs Natural Resources, Inc., 8.000%, 9/30/2020, 144A	1,625,820
2,015,000	Essar Steel Algoma, Inc., 9.500%, 11/15/2019, 144A(c)(e)(h)	272,025
2,525,000	First Quantum Minerals Ltd., 7.250%, 5/15/2022, 144A	2,234,625
1,400,000	Rain CII Carbon LLC/CII Carbon Corp., 8.250%, 1/15/2021, 144A	1,365,000
1,580,000	United States Steel Corp., 6.650%, 6/01/2037	1,264,000
1,760,000	United States Steel Corp., 7.500%, 3/15/2022	1,733,600

		20,904,886

	Midstream – 2.0%
575,000	DCP Midstream LLC, 6.450%, 11/03/2036, 144A	559,188
250,000	El Paso Corp., GMTN, 7.800%, 8/01/2031	304,670
3,000,000	Enbridge Energy Partners LP, 5.875%, 10/15/2025	3,448,938
2,860,000	Enbridge Energy Partners LP, 7.375%, 10/15/2045	3,616,441
1,410,000	Enterprise Products Operating LLC, 6.300%, 9/15/2017	1,473,351
300,000	Florida Gas Transmission Co., 7.900%, 5/15/2019, 144A	340,301
1,300,000	IFM U.S. Colonial Pipeline 2 LLC, 6.450%, 5/01/2021, 144A	1,467,680
95,000	NGPL PipeCo LLC, 7.768%, 12/15/2037, 144A	103,075
375,000	ONEOK Partners LP, 4.900%, 3/15/2025	403,398
115,000	ONEOK Partners LP, 6.200%, 9/15/2043	127,049
1,785,000	Plains All American Pipeline LP, 6.125%, 1/15/2017	1,806,349
7,195,000	Transcontinental Gas Pipe Line Co. LLC, 7.850%, 2/01/2026, 144A	9,314,942
1,280,000	Western Refining Logistics LP/WNRL Finance Corp., 7.500%, 2/15/2023	1,312,000

		24,277,382

	Non-Agency Commercial Mortgage-Backed Securities – 0.4%
530,000	GS Mortgage Securities Trust, Series 2007-GG10, Class AM, 5.988%, 8/10/2045(g)	510,139
926,171	Institutional Mortgage Securities Canada, Inc., Series 2014-5A, Class A1, 2.003%, 7/12/2047, 144A, (CAD)	700,373
1,000,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.485%, 3/12/2051(g)	1,010,042
2,151,191	Motel 6 Trust, Series 2015-M6MZ, Class M, 8.230%, 2/05/2020, 144A(c)(e)	2,165,308

		4,385,862

	Oil Field Services – 0.3%
6,230,000	FTS International, Inc., 6.250%, 5/01/2022	2,382,975
3,050,000	Paragon Offshore PLC, 6.750%, 7/15/2022, 144A(h)	846,375
1,317,000	Paragon Offshore PLC, 7.250%, 8/15/2024, 144A(h)	365,467
775,000	Sidewinder Drilling, Inc., 9.750%, 11/15/2019, 144A	50,375
400,000	Transocean, Inc., 5.050%, 10/15/2022	313,500

		3,958,692

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Packaging – 1.5%
$3,550,000	Beverage Packaging Holdings Luxembourg II S.A./Beverage Packaging Holdings II Issuer, Inc., 5.625%, 12/15/2016, 144A	$3,541,480
11,450,000	Owens-Brockway Glass Container, Inc., 5.375%, 1/15/2025, 144A	11,908,000
1,910,000	Sealed Air Corp., 5.500%, 9/15/2025, 144A	2,048,475

		17,497,955

	Paper – 1.1%
2,894,000	Georgia-Pacific LLC, 7.375%, 12/01/2025	3,857,340
5,492,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	7,859,299
350,000	WestRock MWV LLC, 7.950%, 2/15/2031	471,903
1,035,000	WestRock MWV LLC, 8.200%, 1/15/2030	1,411,281

		13,599,823

	Property & Casualty Insurance – 0.8%
1,630,000	MBIA Insurance Corp., 11.940%, 1/15/2033, 144A(d)(g)	652,000
3,275,000	Old Republic International Corp., 4.875%, 10/01/2024	3,541,218
2,140,000	Sirius International Group, 6.375%, 3/20/2017, 144A	2,173,904
1,430,000	XLIT Ltd., 6.250%, 5/15/2027	1,727,008
1,135,000	XLIT Ltd., 6.375%, 11/15/2024	1,352,429

		9,446,559

	Railroads – 0.0%
500,000	Missouri Pacific Railroad Co., 5.000%, 1/01/2045(c)(e)	488,897

	REITs – Apartments – 0.1%
1,495,000	Camden Property Trust, 5.700%, 5/15/2017	1,533,022

	REITs – Office Property – 0.3%
475,000	Highwoods Properties, Inc., 7.500%, 4/15/2018	513,586
3,485,000	Highwoods Realty LP, 5.850%, 3/15/2017	3,547,629

		4,061,215

	REITs – Single Tenant – 0.1%
275,000	Realty Income Corp., 5.750%, 1/15/2021	313,500
725,000	Realty Income Corp., 6.750%, 8/15/2019	824,249

		1,137,749

	Restaurants – 0.1%
450,000	Wagamama Finance PLC, 7.875%, 2/01/2020, 144A, (GBP)	613,160

	Retailers – 0.6%
1,025,000	Dillard’s, Inc., 7.750%, 7/15/2026	1,180,083
1,100,000	Foot Locker, Inc., 8.500%, 1/15/2022	1,298,000

	Retailers – continued
440,000	GameStop Corp., 5.500%, 10/01/2019, 144A	449,350
155,000	J.C. Penney Corp., Inc., 5.650%, 6/01/2020	155,369
793,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	681,980
1,525,000	J.C. Penney Corp., Inc., 8.125%, 10/01/2019	1,662,250
2,121,000	TRU Taj LLC/TRU Taj Finance, Inc., 12.000%, 8/15/2021, 144A	2,136,907

		7,563,939

	Sovereigns – 0.4%
4,485,000	Portugal Government International Bond, 5.125%, 10/15/2024, 144A	4,467,383

	Supermarkets – 1.4%
760,000	Albertson’s Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC, 6.625%, 6/15/2024, 144A	790,400
7,670,000	New Albertson’s, Inc., 7.450%, 8/01/2029	7,516,600
2,445,000	New Albertson’s, Inc., 7.750%, 6/15/2026	2,435,831
3,780,000	New Albertson’s, Inc., 8.000%, 5/01/2031	3,728,025
560,000	New Albertson’s, Inc., 8.700%, 5/01/2030	568,400
2,105,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	1,936,600

		16,975,856

	Supranational – 1.2%
19,735,000	Inter-American Development Bank, EMTN, 6.000%, 12/15/2017, (NZD)	14,971,905

	Technology – 1.5%
860,000	Advanced Micro Devices, Inc., 7.000%, 7/01/2024	844,950
2,415,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	2,671,594
80,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	87,200
2,950,000	Amkor Technology, Inc., 6.375%, 10/01/2022	3,045,875
1,175,000	Corning, Inc., 7.250%, 8/15/2036	1,456,464
2,095,000	Hewlett Packard Enterprise Co., 6.350%, 10/15/2045, 144A	2,161,920
166,000	Motorola Solutions, Inc., 6.625%, 11/15/2037	171,958
694,800	Samsung Electronics Co. Ltd., 7.700%, 10/01/2027, 144A	886,455
5,585,000	Western Digital Corp., 7.375%, 4/01/2023, 144A	6,143,500

		17,469,916

	Transportation Services – 0.2%
2,500,000	APL Ltd., 8.000%, 1/15/2024(c)(e)	1,650,000
241,523	Atlas Air Pass Through Trust, Series 1998-1, Class B, 7.680%, 1/02/2018(b)	245,749

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Transportation Services – continued
$143,070	Atlas Air Pass Through Trust, Series 1999-1, Class B, 7.630%, 1/02/2018(b)	$143,070
134,589	Atlas Air Pass Through Trust, Series 2000-1, Class B, 9.057%, 1/02/2018(b)	136,608

		2,175,427

	Treasuries – 14.9%
29,780,000	Canadian Government, 0.250%, 5/01/2017, (CAD)	22,663,171
13,195,000	Canadian Government, 0.750%, 9/01/2020, (CAD)	10,127,850
10,950,000	Canadian Government, 1.250%, 9/01/2018, (CAD)	8,464,122
8,305,000	Canadian Government, 1.750%, 9/01/2019, (CAD)	6,554,110
264,630,000	Iceland Government International Bond, 6.000%, 10/13/2016, (ISK)	1,574,942
107,395,000	Iceland Government International Bond, 7.250%, 10/26/2022, (ISK)	706,378
271,710,000	Iceland Government International Bond, 8.750%, 2/26/2019, (ISK)	1,743,473
414,800(†††)	Mexican Fixed Rate Bonds, Series M, 5.000%, 6/15/2017, (MXN)	2,140,582
424,300(†††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/10/2021, (MXN)	2,254,478
200,000(†††)	Mexican Fixed Rate Bonds, Series M, 7.750%, 5/29/2031, (MXN)	1,166,764
595,000(†††)	Mexican Fixed Rate Bonds, Series M-20, 7.500%, 6/03/2027, (MXN)	3,394,502
847,500(†††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	4,913,833
150,000(†††)	Mexican Fixed Rate Bonds, Series M-20, 8.500%, 5/31/2029, (MXN)	924,443
1,455,000(†††)	Mexican Fixed Rate Bonds, Series M-20, 10.000%, 12/05/2024, (MXN)	9,479,691
21,085,000	New Zealand Government Bond, 5.000%, 3/15/2019, (NZD)	16,480,759
10,220,000	Norway Government Bond, 3.750%, 5/25/2021, 144A, (NOK)	1,443,425
63,235,000	Norway Government Bond, 4.250%, 5/19/2017, 144A, (NOK)	8,091,084
14,660,000	Norway Government Bond, 4.500%, 5/22/2019, 144A, (NOK)	2,013,242
10,150,000	Republic of Brazil, 8.500%, 1/05/2024, (BRL)	2,883,035
14,635,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	4,567,601
12,000,000	U.S. Treasury Note, 0.750%, 4/30/2018	12,001,404

	Treasuries – continued
37,000,000	U.S. Treasury Note, 0.750%, 8/31/2018	36,992,785
18,500,000	U.S. Treasury Note, 0.875%, 5/31/2018	18,538,295

		179,119,969

	Wireless – 0.7%
72,400,000	America Movil SAB de CV, 6.450%, 12/05/2022, (MXN)	3,636,849
2,627,000	Sprint Capital Corp., 6.875%, 11/15/2028	2,466,096
300,000	Sprint Capital Corp., 8.750%, 3/15/2032	306,000
898,000	Sprint Communications, Inc., 6.000%, 12/01/2016	902,490
735,000	Sprint Communications, Inc., 6.000%, 11/15/2022	681,713
285,000	Sprint Corp., 7.125%, 6/15/2024	277,875

		8,271,023

	Wirelines – 2.6%
195,000	Bell Canada, MTN, 6.550%, 5/01/2029, 144A, (CAD)	191,807
690,000	Bell Canada, MTN, 7.300%, 2/23/2032, (CAD)	732,858
210,000	Bell Canada, Series M-17, 6.100%, 3/16/2035, (CAD)	203,911
2,085,000	Cincinnati Bell, Inc., 7.000%, 7/15/2024, 144A	2,137,125
990,000	Consolidated Communications, Inc., 6.500%, 10/01/2022	960,300
200,000	Embarq Corp., 7.995%, 6/01/2036	202,396
3,585,000	Level 3 Communications, Inc., 5.750%, 12/01/2022	3,746,325
55,000	Level 3 Financing, Inc., 5.375%, 8/15/2022	57,475
900,000	Portugal Telecom International Finance BV, EMTN, 4.500%, 6/16/2025, (EUR)(d)	232,533
1,700,000	Portugal Telecom International Finance BV, EMTN, 5.000%, 11/04/2019, (EUR)(d)	439,230
7,205,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	6,808,725
350,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	360,500
775,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	751,750
4,484,000	Qwest Corp., 6.875%, 9/15/2033	4,470,091
1,220,000	Qwest Corp., 7.250%, 9/15/2025	1,335,080
2,290,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	2,267,673
1,395,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	1,419,413
600,000	Telecom Italia SpA, EMTN, 5.250%, 3/17/2055, (EUR)	693,533
450,000	Telefonica Emisiones SAU, 4.570%, 4/27/2023	500,463
300,000	Telefonica Emisiones SAU, EMTN, 5.289%, 12/09/2022, (GBP)	473,304
1,000,000	Telefonica Emisiones SAU, EMTN, 5.375%, 2/02/2026, (GBP)	1,660,380

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Wirelines – continued
800,000	Telefonica Emisiones SAU, EMTN, 5.445%, 10/08/2029, (GBP)	$1,397,799

		31,042,671

	Total Non-Convertible Bonds
	(Identified Cost $935,716,466)	933,554,539

Convertible Bonds – 7.4%

	Building Materials – 0.4%
5,140,000	KB Home, 1.375%, 2/01/2019	4,998,650

	Chemicals – 0.0%
332,000	RPM International, Inc., 2.250%, 12/15/2020	397,777

	Consumer Products – 0.0%
270,000	Iconix Brand Group, Inc., 1.500%, 3/15/2018	232,875

	Diversified Manufacturing – 0.1%
510,000	Trinity Industries, Inc., 3.875%, 6/01/2036	609,450

	Finance Companies – 0.3%
2,840,000	Euronet Worldwide, Inc., 1.500%, 10/01/2044	3,574,850

	Healthcare – 0.0%
210,000	Hologic, Inc., (accretes to principal after 3/01/2018), 2.000%, 3/01/2042(j)	286,125

	Leisure – 0.2%
2,800,000	Rovi Corp., 0.500%, 3/01/2020	2,790,284

	Midstream – 0.2%
1,565,000	Chesapeake Energy Corp., 2.250%, 12/15/2038	1,457,406
463,000	Chesapeake Energy Corp., 2.500%, 5/15/2037	460,106

		1,917,512

	Pharmaceuticals – 0.1%
205,000	BioMarin Pharmaceutical, Inc., 0.750%, 10/15/2018	245,872
285,000	BioMarin Pharmaceutical, Inc., 1.500%, 10/15/2020	355,359

		601,231

	Property & Casualty Insurance – 1.9%
550,000	Jefferies Group LLC, 3.875%, 11/01/2029	557,563
18,045,000	Old Republic International Corp., 3.750%, 3/15/2018	21,665,278

		22,222,841

	Technology – 4.2%
535,000	Brocade Communications Systems, Inc., 1.375%, 1/01/2020	527,978
9,090,000	Ciena Corp., 0.875%, 6/15/2017	9,038,869
3,455,000	Ciena Corp., 3.750%, 10/15/2018, 144A	4,370,575

	Technology – continued
7,000,000	Intel Corp., 3.250%, 8/01/2039	12,801,250
309,313	Liberty Interactive LLC, 3.500%, 1/15/2031	287,719
9,900,000	Micron Technology, Inc., Series G, 3.000%, 11/15/2043	8,798,625
9,404,000	Nuance Communications, Inc., 1.500%, 11/01/2035	8,822,128
4,095,000	Priceline Group, Inc. (The), 0.900%, 9/15/2021	4,397,006
2,020,000	Viavi Solutions, Inc., 0.625%, 8/15/2033	2,009,900

		51,054,050

	Total Convertible Bonds
	(Identified Cost $75,049,209)	88,685,645

Municipals – 0.6%

	Michigan – 0.2%
2,135,000	Michigan Tobacco Settlement Finance Authority Taxable Turbo, Series A, 7.309%, 6/01/2034	2,095,140

	Virginia – 0.4%
5,825,000	Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046	5,002,976

	Total Municipals
	(Identified Cost $7,941,923)	7,098,116

	Total Bonds and Notes
	(Identified Cost $1,018,707,598)	1,029,338,300

Senior Loans – 0.6%

	Chemicals – 0.1%
1,042,689	Emerald Performance Materials LLC, New 1st Lien Term Loan, 4.500%, 8/01/2021(g)	1,048,559
463,910	Emerald Performance Materials LLC, New 2nd Lien Term Loan, 7.750%, 8/01/2022(g)	462,750

		1,511,309

	Media Entertainment – 0.0%
43,685	Dex Media, Inc., Term Loan, 11.000%, 7/29/2021(g)	41,610

	Other Utility – 0.2%
1,188,151	PowerTeam Services LLC, 1st Lien Term Loan, 4.250%, 5/06/2020(g)	1,183,695
790,000	PowerTeam Services LLC, 2nd Lien Term Loan, 8.250%, 11/06/2020(g)	786,050

		1,969,745

	Supermarkets – 0.2%
2,511,735	Supervalu, Inc., Refi Term Loan B, 5.500%, 3/21/2019(g)	2,514,297

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Senior Loans – continued

	Wirelines – 0.1%
$1,163,162	Integra Telecom, Inc., 2nd Lien Term Loan, 9.750%, 2/12/2021(c)(e)(g)	$1,099,188

	Total Senior Loans
	(Identified Cost $7,242,223)	7,136,149

Shares

Common Stocks – 7.3%

	Automobiles – 0.3%
341,305	Ford Motor Co.	4,119,551

	Chemicals – 0.1%
8,917	PPG Industries, Inc.	921,661

	Containers & Packaging – 0.1%
35,353	Owens-Illinois, Inc.(d)	650,142

	Diversified Telecommunication Services – 0.2%
7,475	Hawaiian Telcom Holdco, Inc.(d)	167,365
17,222	Level 3 Communications, Inc.(d)	798,757
159,649	Telefonica S.A., Sponsored ADR	1,609,262

		2,575,384

	Electronic Equipment, Instruments & Components – 0.4%
205,167	Corning, Inc.	4,852,200

	Energy Equipment & Services – 0.0%
170,674	Hercules Offshore, Inc.(d)	295,266

	Household Durables – 0.1%
29,797	Newell Brands, Inc.	1,569,110

	Internet Software & Services – 0.0%
6,787	Dex Media, Inc.(b)(d)	13,493

	Metals & Mining – 0.2%
359,067	ArcelorMittal, (Registered)(d)	2,168,765

	Multi-Utilities – 0.1%
20,449	CMS Energy Corp.	859,062

	Oil, Gas & Consumable Fuels – 0.6%
54,259	Chesapeake Energy Corp.(d)	340,204
43,209	Halcon Resources Corp.(d)	405,300
172,008	Repsol YPF S.A., Sponsored ADR	2,347,909
70,051	Royal Dutch Shell PLC, Sponsored ADR	3,507,454

		6,600,867

	Pharmaceuticals – 0.7%
160,000	Bristol-Myers Squibb Co.	8,627,200

	REITs – Diversified – 0.2%
88,343	Weyerhaeuser Co.	2,821,675

	Semiconductors & Semiconductor Equipment – 4.1%
1,317,153	Intel Corp.	49,722,526

	Trading Companies & Distributors – 0.2%
23,272	United Rentals, Inc.(d)	$1,826,619

	Total Common Stocks
	(Identified Cost $77,208,594)	87,623,521

Preferred Stocks – 1.4%

Convertible Preferred Stocks – 1.3%

	Banking – 0.3%
2,844	Bank of America Corp., Series L, 7.250%	3,472,069

	Communications – 0.0%
2,083	Cincinnati Bell, Inc., 6.750%	104,483

	Electric – 0.2%
50,764	AES Trust III, 6.750%	2,588,964

	Energy – 0.4%
96,065	El Paso Energy Capital Trust I, 4.750%	4,803,250

	Metals & Mining – 0.2%
68,395	Alcoa, Inc., Series 1, 5.375%	2,235,833

	Midstream – 0.1%
10,213	Chesapeake Energy Corp., 4.500%(d)	464,487
12,055	Chesapeake Energy Corp., 5.000%(d)	516,858
660	Chesapeake Energy Corp., Series A, 5.750%, 144A(d)	343,613

		1,324,958

	REITs – Diversified – 0.0%
1,667	Crown Castle International Corp., Series A, 4.500%	188,404

	REITs – Health Care – 0.1%
7,400	Welltower, Inc., 6.500%	492,470

	REITs – Mortgage – 0.0%
3,106	iStar, Inc., Series J, 4.500%	151,977

	Total Convertible Preferred Stocks
	(Identified Cost $15,000,441)	15,362,408

Non-Convertible Preferred Stocks – 0.1%

	Electric – 0.0%
90	Entergy New Orleans, Inc., 4.360%	9,354
2,876	Entergy New Orleans, Inc., 4.750%	294,161
4,670	Union Electric Co., 4.500%	472,137

		775,652

	Finance Companies – 0.1%
25,100	SLM Corp., Series A, 6.970%	1,290,391

	Total Non-Convertible Preferred Stocks
	(Identified Cost $1,514,082)	2,066,043

	Total Preferred Stocks
	(Identified Cost $16,514,523)	17,428,451

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Fixed Income Fund – continued

Shares	Description	Value (†)

Warrants – 0.0%
11,737	Halcon Resources Corp., Expiration on 9/9/2020 at $14.04(b)(d) (Identified Cost $0)	$17,909

Principal Amount (‡)

Short-Term Investments – 3.5%
$41,480,034	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2016 at 0.030% to be repurchased at $41,480,138 on 10/03/2016 collateralized by $41,840,000 U.S. Treasury Note, 1.500% due 3/31/2023 valued at $42,310,700 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $41,480,034)	41,480,034

Total Investments – 98.5%
	(Identified Cost $1,161,152,972)(a)	1,183,024,364
	Other assets less liabilities—1.5%	18,484,341

	Net Assets – 100.0%	$1,201,508,705

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 25.
(†††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information:
At September 30, 2016, the net unrealized appreciation on investments based on a cost of $1,170,412,238 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$107,780,339
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(95,168,213)

	Net unrealized appreciation	$12,612,126

(b)	Fair valued by the Fund’s adviser. At September 30, 2016, the value of these securities amounted to $3,590,940 or 0.3% of net assets. See Note 2 of Notes to Financial Statements.
(c)	Illiquid security. (Unaudited)
(d)	Non-income producing security.
(e)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2016, the value of these securities amounted to $20,402,403 or 1.7% of net assets. See Note 2 of Notes to Financial Statements.
(f)	Perpetual bond with no specified maturity date.
(g)	Variable rate security. Rate as of September 30, 2016 is disclosed.
(h)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(i)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.
(j)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, the value of Rule 144A holdings amounted to $223,894,332 or 18.6% of net assets.
ABS	Asset-Backed Securities
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note
PIK	Payment-in-Kind
REITs	Real Estate Investment Trusts

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
ISK	Icelandic Krona
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar

Industry Summary at September 30, 2016

Treasuries	14.9%
Banking	11.7
Technology	5.7
Finance Companies	5.0
Semiconductors & Semiconductor Equipment	4.1
Electric	3.8
Airlines	3.7
Automotive	3.4
Healthcare	2.7
Wirelines	2.7
Property & Casualty Insurance	2.7
Chemicals	2.6
Local Authorities	2.3
Midstream	2.3
Aerospace & Defense	2.3
Metals & Mining	2.1
Other Investments, less than 2% each	23.0
Short-Term Investments	3.5

Total Investments	98.5
Other assets less liabilities	1.5

Net Assets	100.0%

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Global Bond Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 95.3% of Net Assets

	Australia – 3.5%
$4,695,000	Asciano Finance Ltd., 4.625%, 9/23/2020, 144A(b)	$4,934,623
17,780,000	Australia Government International Bond, Series 142, 4.250%, 4/21/2026, (AUD)(b)	16,372,152
25,475,000	Queensland Treasury Corp., Series 23, 4.250%, 7/21/2023, 144A, (AUD)(b)	22,049,249

		43,356,024

	Barbados – 0.3%
987,500	Global SC Finance II S.r.l., Series 2013-1A, Class A, 2.980%, 4/17/2028, 144A(b)	955,562
2,859,167	Global SC Finance II S.r.l., Series 2014-1A, Class A1, 3.190%, 7/17/2029, 144A(b)	2,774,458

		3,730,020

	Belgium – 0.9%
2,530,000	Anheuser-Busch InBev Finance, Inc., 3.650%, 2/01/2026(b)	2,717,220
470,000	Anheuser-Busch InBev Finance, Inc., 4.700%, 2/01/2036(b)	540,393
3,720,000	Anheuser-Busch InBev Finance, Inc., 4.900%, 2/01/2046(b)	4,425,986
2,150,000	Solvay Finance (America) LLC, 3.400%, 12/03/2020, 144A(b)	2,250,147
1,120,000	Solvay Finance (America) LLC, 4.450%, 12/03/2025, 144A(b)	1,220,894

		11,154,640

	Bermuda – 0.6%
1,720,000	Cronos Containers Program I Ltd., 3.270%, 11/18/2029, 144A(b)	1,672,502
5,285,000	Global Container Assets Ltd., Series 2013-1A, Class A2, 3.300%, 11/05/2028, 144A	5,237,654

		6,910,156

	Brazil – 0.8%
4,775,000	Embraer Netherlands Finance BV, 5.050%, 6/15/2025(b)	4,798,875
1,275,000	Petrobras Global Finance BV, 4.375%, 5/20/2023	1,140,487
1,910,000	Petrobras Global Finance BV, EMTN, 6.250%, 12/14/2026, (GBP)	2,298,018
7,000,000	Republic of Brazil, 8.500%, 1/05/2024, (BRL)	1,988,300

		10,225,680

	Canada – 2.3%
1,985,000	Alimentation Couche-Tard, Inc., 1.875%, 5/06/2026, (EUR)(b)	2,389,053
7,610,000	Canadian Government, 1.250%, 9/01/2018, (CAD)(b)	5,882,371
4,399,000	Canadian Government, 4.000%, 6/01/2041, (CAD)(b)	4,937,563
	Canada – continued
3,379,103	Institutional Mortgage Securities Canada, Inc., Series 2014-5A, Class A1, 2.003%, 7/12/2047, 144A, (CAD)(b)	$2,555,286
7,400,000	Province of British Columbia, 4.300%, 6/18/2042, (CAD)(b)	7,463,793
3,210,000	Province of Manitoba Canada, MTN, 4.400%, 9/05/2025, (CAD)(b)	2,941,397
2,610,000	Province of Ontario Canada, 1.950%, 1/27/2023, (CAD)(b)	2,047,894

		28,217,357

	Cayman Islands – 0.1%
1,418,961	Resource Capital Corp. Ltd., Series 2014-CRE2, Class A, 1.580%, 4/15/2032, 144A(b)(c)	1,403,621

	Chile – 0.6%
5,420,000	CODELCO, Inc., 4.500%, 9/16/2025, 144A(b)	5,715,558
1,375,000	Itau CorpBanca, 3.875%, 9/22/2019, 144A(b)	1,435,156

		7,150,714

	Colombia – 0.3%
3,910,000	Colombia Government International Bond, 5.000%, 6/15/2045(b)	4,232,575

	Denmark – 1.0%
71,250,000	Denmark Government Bond, 1.750%, 11/15/2025, (DKK)(b)	12,465,896

	Finland – 0.3%
3,010,000	Finland Government Bond, 1.500%, 4/15/2023, 144A, (EUR)(b)	3,793,014

	France – 2.2%
1,490,000	AXA S.A., 7.125%, 12/15/2020, (GBP)(b)	2,368,191
2,600,000	AXA S.A., EMTN, (fixed rate to 1/16/2034, variable rate thereafter), 5.625%, 1/16/2054, (GBP)(b)	3,741,112
635,000	BNP Paribas S.A., 4.375%, 9/28/2025, 144A(b)	650,267
4,585,000	BNP Paribas S.A., 4.375%, 5/12/2026, 144A(b)	4,739,331
885,000	BNP Paribas S.A., (fixed rate to 10/14/2022, variable rate thereafter), 2.625%, 10/14/2027, (EUR)(b)	1,030,580
2,860,000	BNP Paribas S.A., EMTN, 5.750%, 1/24/2022, (GBP)(b)	4,366,846
4,125,000	France Government Bond OAT, 3.000%, 4/25/2022, (EUR)(b)	5,521,211
3,324,000	Pernod Ricard S.A., 4.450%, 1/15/2022, 144A(b)	3,666,352
200,000	Veolia Environnement S.A., (fixed rate to 4/16/2018, variable rate thereafter), 4.850% , (GBP)(d)	267,346

		26,351,236

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Global Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Germany – 3.4%
6,500,000	Allianz Finance II BV, EMTN, (fixed rate to 7/08/2021, variable rate thereafter), 5.750%, 7/08/2041, (EUR)(b)	$8,485,067
13,425,000	Bundesrepublik Deutschland, 1.000%, 8/15/2025, (EUR)(b)	16,800,542
1,215,000	Bundesrepublik Deutschland, 4.250%, 7/04/2039, (EUR)(b)	2,547,515
800,000	Muenchener Rueckversicherungs AG, EMTN, (fixed rate to 5/26/2021, variable rate thereafter), 6.000%, 5/26/2041, (EUR)(b)	1,071,079
1,110,000	Schaeffler Finance BV, 2.500%, 5/15/2020, 144A, (EUR)	1,271,856
1,770,000	Schaeffler Finance BV, 3.250%, 5/15/2025, (EUR)	2,148,389
4,797,000	Unitymedia GmbH, 3.750%, 1/15/2027, (EUR)	5,152,951
800,000	Vonovia Finance BV, EMTN, 1.500%, 6/10/2026, (EUR)	946,072
2,400,000	ZF North America Capital, Inc., 2.750%, 4/27/2023, (EUR)	2,868,585

		41,292,056

	Hong Kong – 0.6%
3,450,000	AIA Group Ltd., 3.200%, 3/11/2025, 144A(b)	3,520,777
3,285,000	CK Hutchison International 16 Ltd., 1.875%, 10/03/2021, 144A	3,256,190

		6,776,967

	Indonesia – 1.0%
160,921,000,000	Indonesia Treasury Bond, 7.875%, 4/15/2019, (IDR)(b)	12,724,732

	Ireland – 1.9%
3,625,000	AIB Mortgage Bank, EMTN, 4.875%, 6/29/2017, (EUR)(b)	4,223,063
6,285,000	Bank of Ireland Mortgage Bank, 1.875%, 5/13/2017, (EUR)(b)	7,147,841
8,995,000	Ireland Government Bond, 2.000%, 2/18/2045, (EUR)(b)	12,156,353

		23,527,257

	Israel – 0.3%
3,215,000	Teva Pharmaceutical Finance Netherlands III BV, 2.800%, 7/21/2023(b)	3,223,250

	Italy – 5.1%
3,018,775	Asti RMBS S.r.l., Series 1, Class A, 0.948%, 12/27/2060, (EUR)(b)(c)	3,439,449

	Italy – continued
1,058,330	Berica ABS S.r.l., Series 3, Class A, 0.748%, 6/30/2061, (EUR)(b)(c)	$1,205,275
1,100,886	Berica Residential S.r.l., Series 8, Class A, 0.066%, 3/31/2048, (EUR)(b)(c)	1,225,359
1,210,000	Buzzi Unicem SpA, 2.125%, 4/28/2023, (EUR)	1,378,704
1,424,039	Claris Finance S.r.l., Series 2014-1, Class A1, 0.847%, 12/28/2061, (EUR)(b)(c)	1,615,986
3,200,000	Enel Finance International NV, 6.000%, 10/07/2039, 144A(b)	3,869,798
1,660,000	Enel SpA, EMTN, 5.750%, 6/22/2037, (GBP)(b)	2,999,815
650,000	Intesa Sanpaolo SpA, 5.017%, 6/26/2024, 144A	593,168
1,645,000	Intesa Sanpaolo SpA, 5.710%, 1/15/2026, 144A(b)	1,550,036
870,000	Intesa Sanpaolo SpA, EMTN, 3.928%, 9/15/2026, (EUR)	985,144
4,800,000	Italy Buoni Poliennali Del Tesoro, 1.250%, 12/01/2026, (EUR)(b)	5,387,036
6,910,000	Italy Buoni Poliennali Del Tesoro, 3.750%, 5/01/2021, (EUR)(b)	8,998,148
6,585,000	Italy Buoni Poliennali Del Tesoro, 5.000%, 3/01/2022, (EUR)(b)	9,209,287
2,000,000	Meccanica Holdings USA, Inc., 7.375%, 7/15/2039, 144A	2,190,000
4,751,000	Republic of Italy, 6.875%, 9/27/2023(b)	5,941,145
5,486,862	Siviglia SPV S.r.l., Series 2012-1, Class A, 0.203%, 10/25/2055, (EUR)(b)(c)	6,087,986
1,280,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	1,267,520
1,532,352	Vela Home S.r.l., Series 4, Class A2, 0.044%, 10/25/2042, (EUR)(b)(c)	1,707,171
1,838,496	Voba N 3 S.r.l., Series 2011-3, Class A2, 0.702%, 11/23/2047, (EUR)(b)(c)	2,083,720

		61,734,747

	Japan – 12.6%
423,074,000	Japan Government CPI Linked Bond, Series 19, 0.100%, 9/10/2024, (JPY)(b)	4,378,465
2,246,839,200	Japan Government CPI Linked Bond, Series 20, 0.100%, 3/10/2025, (JPY)(b)	23,286,171
448,992,693	Japan Government CPI Linked Bond, Series 21, 0.100%, 3/10/2026, (JPY)(b)	4,669,703
917,500,000	Japan Government Ten Year Bond, 1.200%, 12/20/2020, (JPY)(b)	9,606,946
2,549,800,000	Japan Government Ten Year Bond, 1.300%, 3/20/2019, (JPY)(b)	26,126,367

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Global Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Japan – continued
163,600,000	Japan Government Ten Year Bond, 1.300%, 12/20/2019, (JPY)(b)	$1,695,145
575,000,000	Japan Government Ten Year Bond, 1.300%, 3/20/2021, (JPY)(b)	6,064,590
572,450,000	Japan Government Thirty Year Bond, 1.700%, 12/20/2043, (JPY)	7,471,628
1,688,950,000	Japan Government Thirty Year Bond, 2.000%, 12/20/2033, (JPY)(b)	21,661,298
1,083,100,000	Japan Government Thirty Year Bond, Series 26, 2.400%, 3/20/2037, (JPY)(b)	14,929,167
715,100,000	Japan Government Twenty Year Bond, 1.500%, 6/20/2034, (JPY)(b)	8,568,507
489,000,000	Japan Government Twenty Year Bond, 2.100%, 12/20/2027, (JPY)(b)	5,975,584
1,545,300,000	Japan Government Twenty Year Bond, 2.100%, 12/20/2030, (JPY)(b)	19,566,739

		154,000,310

	Korea – 0.6%
56,100,000	Export-Import Bank of Korea, 3.000%, 5/22/2018, 144A, (NOK)(b)	7,157,188

	Malaysia – 0.3%
16,625,000	Malaysia Government Bond, 3.795%, 9/30/2022, (MYR)(b)	4,092,391

	Mexico – 3.5%
1,835,000	Cemex SAB de CV, 7.750%, 4/16/2026, 144A	2,035,932
5,518,821(††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/10/2021, (MXN)(b)	29,323,733
933,492(††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)(b)	5,412,417
2,080,000	Mexichem SAB de CV, 5.875%, 9/17/2044, 144A(b)	1,989,000
4,430,000	Sigma Alimentos S.A. de CV, 4.125%, 5/02/2026, 144A(b)	4,441,075

		43,202,157

	Morocco – 0.3%
2,475,000	OCP S.A., 4.500%, 10/22/2025, 144A	2,508,214
1,015,000	OCP S.A., 6.875%, 4/25/2044, 144A	1,149,912

		3,658,126

	Netherlands – 1.4%
5,960,000	ABN Amro Bank NV, 4.750%, 7/28/2025, 144A(b)	6,266,404

	Netherlands – continued
$3,275,000	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 3.950%, 2/01/2022	$3,356,875
3,717,000	ING Bank NV, EMTN, (fixed rate to 2/25/2021, variable rate thereafter), 3.625%, 2/25/2026, (EUR)(b)	4,543,517
3,295,000	Ziggo Bond Finance BV, 6.000%, 1/15/2027, 144A	3,278,525

		17,445,321

	Norway – 1.4%
130,265,000	Norway Government Bond, 2.000%, 5/24/2023, 144A, (NOK)(b)	17,307,944

	Poland – 1.2%
47,950,000	Poland Government Bond, 3.250%, 7/25/2019, (PLN)(b)	13,007,279
5,195,000	Poland Government International Bond, Series 0421, 2.000%, 4/25/2021, (PLN)(b)	1,345,447

		14,352,726

	Portugal – 0.7%
3,625,000	EDP Finance BV, 4.125%, 1/15/2020, 144A	3,757,312
550,000	EDP Finance BV, 4.900%, 10/01/2019, 144A	584,546
3,885,000	EDP Finance BV, EMTN, 2.000%, 4/22/2025, (EUR)(b)	4,413,310

		8,755,168

	Romania – 0.1%
1,010,000	Romanian Government International Bond, 2.875%, 5/26/2028, 144A, (EUR)	1,228,231

	Singapore – 0.2%
3,630,000	Singapore Government Bond, 2.250%, 6/01/2021, (SGD)(b)	2,774,633

	South Africa – 1.3%
2,515,000	Myriad International Holdings BV, 5.500%, 7/21/2025	2,702,368
214,610,000	South Africa Government International Bond, Series R213, 7.000%, 2/28/2031, (ZAR)(b)	13,063,614

		15,765,982

	Spain – 2.1%
1,000,000	Banco Bilbao Vizcaya Argentaria S.A., 3.500%, 12/05/2017, (EUR)(b)	1,172,215
2,600,000	Santander Issuances SAU, 5.179%, 11/19/2025(b)	2,649,007
5,165,000	Spain Government Bond, 4.200%, 1/31/2037, 144A, (EUR)(b)	8,363,100
9,300,000	Spain Government Bond, 5.850%, 1/31/2022, 144A, (EUR)(b)	13,621,213

		25,805,535

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Global Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Supranationals – 1.2%
$5,370,000	Banque Quest Africaine de Developpement, 5.500%, 5/06/2021, 144A(b)	$5,711,962
67,150,000	Nordic Investment Bank, GMTN, 1.375%, 7/15/2020, (NOK)(b)	8,480,810

		14,192,772

	Switzerland – 0.4%
4,150,000	Holcim U.S. Finance S.a.r.l. & Cie SCS, 5.150%, 9/12/2023, 144A(b)	4,689,164

	United Arab Emirates – 0.1%
1,560,000	DP World Ltd., 3.250%, 5/18/2020, 144A	1,608,750

	United Kingdom – 8.4%
569,179	Auburn Securities PLC, Series 4, Class A2, 0.673%, 10/01/2041, (GBP)(b)(c)	723,596
5,440,000	Aviva PLC, EMTN, (fixed rate to 7/05/2023, variable rate thereafter), 6.125%, 7/05/2043, (EUR)(b)	7,102,986
900,000	Barclays PLC, 4.375%, 9/11/2024(b)	910,182
400,000	Barclays PLC, 5.200%, 5/12/2026(b)	411,979
675,000	Barclays PLC, EMTN, (fixed rate to 11/11/2020, variable rate thereafter), 2.625%, 11/11/2025, (EUR)(b)	735,083
730,891	Clavis Securities PLC, Series 2006-1, Class A3B, 0.052%, 12/15/2031, (EUR)(b)(c)	755,355
953,000	Co-Operative Bank PLC, 4.750%, 11/11/2021, (GBP)(b)	1,411,693
2,500,000	Delphi Automotive PLC, 1.500%, 3/10/2025, (EUR)(b)	2,907,649
399,183	Eurosail PLC, Series 2007-1X, Class A3C, 0.539%, 3/13/2045, (GBP)(c)	498,287
193,327	Eurosail PLC, Series 2007-2X, Class A3C, 0.529%, 3/13/2045, (GBP)(c)	238,311
2,240,000	FCE Bank PLC, EMTN, 1.528%, 11/09/2020, (EUR)(b)	2,629,033
184,827	Great Hall Mortgages PLC, Series 2006-1, Class A2A, 0.529%, 6/18/2038, (GBP)(c)	228,610
460,000	HBOS PLC, EMTN, (fixed rate to 3/18/2025, variable rate thereafter), 4.500%, 3/18/2030, (EUR)(b)	573,372
4,750,000	HSBC Holdings PLC, 4.250%, 3/14/2024(b)	4,899,592
855,000	HSBC Holdings PLC, 4.250%, 8/18/2025(b)	877,761
3,190,000	HSBC Holdings PLC, EMTN, 5.750%, 12/20/2027, (GBP)(b)	4,910,431
1,810,000	Imperial Brands Finance PLC, 4.250%, 7/21/2025, 144A(b)	1,980,142
4,105,000	Lloyds Banking Group PLC, 4.650%, 3/24/2026(b)	4,223,983

	United Kingdom – continued
$420,000	Noble Holding International Ltd., 5.250%, 3/15/2042	$237,300
200,000	Noble Holding International Ltd., 6.050%, 3/01/2041	118,000
305,000	Noble Holding International Ltd., 6.200%, 8/01/2040	179,950
1,004,027	Precise Mortgage Funding, Series 2014-1, Class A, 1.180%, 9/12/2047, (GBP)(b)(c)	1,292,092
479,506	Precise Mortgage Funding PLC, Series 2015-1, Class A, 1.330%, 3/12/2048, (GBP)(b)(c)	617,523
680,281	Residential Mortgage Securities PLC, Series 20X, Class A2A, 0.641%, 8/10/2038, (GBP)(b)(c)	814,553
577,071	Residential Mortgage Securities PLC, Series 21X, Class A3A, 0.789%, 11/12/2038, (GBP)(b)(c)	699,158
576,460	Residential Mortgage Securities PLC, Series 22X, Class A3A, 0.746%, 11/14/2039, (GBP)(b)(c)	695,467
486,327	Residential Mortgage Securities PLC, Series 28, Class A, 1.532%, 6/15/2046, (GBP)(c)	629,546
730,327	RMAC PLC, Series 2005-NS3X, Class A2C, 0.056%, 6/12/2043, (EUR)(b)(c)	761,259
2,271,810	RMAC PLC, Series 2005-NS4X, Class A3A, 0.721%, 12/12/2043, (GBP)(b)(c)	2,715,476
217,865	RMAC Securities No. 1 PLC, Series 2007-NS1X, Class A2A, 0.530%, 6/12/2044, (GBP)(c)	259,597
5,830,000	Royal Bank of Scotland Group PLC, 5.125%, 5/28/2024(b)	5,836,180
425,000	Royal Bank of Scotland Group PLC, EMTN, (fixed rate to 3/25/2019, variable rate thereafter), 3.625%, 3/25/2024, (EUR)	473,214
5,458,000	Santander UK Group Holdings PLC, 4.750%, 9/15/2025, 144A(b)	5,464,135
6,490,000	Sky PLC, 3.750%, 9/16/2024, 144A(b)	6,861,812
630,000	Sky PLC, EMTN, 2.500%, 9/15/2026, (EUR)	788,098
1,505,000	Standard Chartered PLC, EMTN, 3.125%, 11/19/2024, (EUR)(b)	1,768,158
3,090,000	Standard Chartered PLC, EMTN, 5.125%, 6/06/2034, (GBP)(b)	3,943,027
4,410,000	Tesco PLC, EMTN, 5.000%, 3/24/2023, (GBP)	6,256,617
1,290,000	Towd Point Mortgage Funding PLC, Series 16-GR1A, Class B, 1.923%, 7/20/2046, 144A, (GBP)(b)(c)	1,663,771
975,000	United Kingdom Gilt, 2.000%, 9/07/2025, (GBP)	1,410,075
3,385,000	United Kingdom Gilt, 3.500%, 1/22/2045, (GBP)(b)	6,402,453
1,435,000	United Kingdom Gilt, 4.250%, 6/07/2032, (GBP)(b)	2,676,075

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Global Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	United Kingdom – continued
4,030,000	United Kingdom Gilt, 4.500%, 9/07/2034, (GBP)(b)	$7,899,629
1,875,000	Virgin Media Finance PLC, 4.500%, 1/15/2025, 144A, (EUR)	2,080,731
1,530,000	Virgin Media Secured Finance PLC, 4.875%, 1/15/2027, 144A, (GBP)	1,990,545
1,245,000	WPP Finance 2010, 5.625%, 11/15/2043(b)	1,477,153

		102,029,639

	United States – 34.3%
67,620	A10 Securitization LLC, Series 2013-1, Class A, 2.400%, 11/15/2025, 144A	67,607
1,333,258	A10 Securitization LLC, Series 2013-2, Class A, 2.620%, 11/15/2027, 144A(b)	1,330,263
3,510,000	Aetna, Inc., 3.200%, 6/15/2026(b)	3,568,705
1,100,000	Aetna, Inc., 4.375%, 6/15/2046(b)	1,151,862
572,000	Ally Financial, Inc., 4.125%, 3/30/2020	582,010
4,745,000	Ally Financial, Inc., 4.125%, 2/13/2022	4,798,381
1,260,000	Ally Financial, Inc., 4.250%, 4/15/2021	1,283,625
2,757,668	Alta Wind Holdings LLC, 7.000%, 6/30/2035, 144A	2,821,409
2,285,000	Anadarko Petroleum Corp., 3.450%, 7/15/2024(b)	2,253,929
2,745,000	Anadarko Petroleum Corp., 5.550%, 3/15/2026(b)	3,101,957
2,130,000	AT&T, Inc., 4.300%, 12/15/2042(b)	2,100,915
2,350,000	AT&T, Inc., 4.350%, 6/15/2045(b)	2,314,875
2,120,000	AT&T, Inc., 4.750%, 5/15/2046(b)	2,218,485
295,000	AT&T, Inc., 4.800%, 6/15/2044(b)	309,668
3,140,000	Aviation Capital Group Corp., 4.875%, 10/01/2025, 144A(b)	3,406,900
4,510,000	Bank of America Corp., 4.100%, 7/24/2023(b)	4,875,675
3,860,000	BLCP Hotel Trust, Series 2014-CLRN, Class D, 3.024%, 8/15/2029, 144A(c)	3,797,021
2,310,000	BorgWarner, Inc., 1.800%, 11/07/2022, (EUR)(b)	2,773,832
1,785,000	Brixmor Operating Partnership LP, 3.850%, 2/01/2025	1,815,140
1,660,000	Brixmor Operating Partnership LP, 3.875%, 8/15/2022	1,740,090
1,455,000	Celgene Corp., 5.000%, 8/15/2045(b)	1,638,209
4,196,176	Centre Point Funding LLC, Series 2012-2A, Class 1, 2.610%, 8/20/2021, 144A(b)	4,163,477
1,520,000	Citigroup, Inc., 4.000%, 8/05/2024(b)	1,593,702
2,930,000	Citigroup, Inc., 4.090%, 6/09/2025, (CAD)(b)	2,315,123
3,172,338	Commercial Mortgage Pass Through Certificates, Series 2014-FL4, Class AR1, 2.225%, 5/13/2031, 144A(c)(e)(f)	3,151,065

	United States – continued
$2,570,000	Commercial Mortgage Trust, Series 2013-GAM, Class A2, 3.367%, 2/10/2028, 144A(b)	$2,680,775
2,800,000	Commercial Mortgage Trust, Series 2014-PAT, Class D, 2.677%, 8/13/2027, 144A(c)	2,756,065
4,000,000	Commercial Mortgage Trust, Series 2014-SAVA, Class B, 2.275%, 6/15/2034, 144A(b)(c)	3,966,084
5,300,000	Continental Airlines Pass Through Certificates, Series 2012-3, Class C, 6.125%, 4/29/2018	5,538,500
98,531	Continental Airlines Pass Through Trust, Series 2000-2, Class B, 8.307%, 10/02/2019	102,439
2,560,000	Continental Resources, Inc., 3.800%, 6/01/2024	2,342,400
1,702,127	Credit Suisse Mortgage Capital Certificates, Series 2009-13R, Class 3A1, 2.608%, 11/26/2036, 144A(c)	1,670,619
1,885,000	Credit Suisse Mortgage Trust, Series 2010-RR1, Class 2B, 5.695%, 9/15/2040, 144A(b)(c)	1,905,656
3,052,615	Delta Air Lines Pass Through Trust, Series 2015-1, Class B, 4.250%, 1/30/2025(b)	3,157,076
2,105,000	Devon Energy Corp., 5.850%, 12/15/2025(b)	2,368,923
680,000	Diamond Offshore Drilling, Inc., 4.875%, 11/01/2043(b)	471,876
2,690,000	Discovery Communications LLC, 1.900%, 3/19/2027, (EUR)	2,973,249
2,755,000	Energy Transfer Partners LP, 5.150%, 3/15/2045	2,551,907
1,710,000	Energy Transfer Partners LP, 6.125%, 12/15/2045	1,785,979
5,480,000	FedEx Corp., 1.000%, 1/11/2023, (EUR)(b)	6,341,372
1,103,355	FNMA, 4.500%, 11/01/2043(b)	1,219,591
21,440,000	FNMA (TBA), 3.000%, 11/01/2046(g)	22,232,540
16,230,000	FNMA (TBA), 3.500%, 11/01/2046(g)	17,105,215
9,185,000	FNMA (TBA), 4.000%, 11/01/2046(g)	9,853,065
3,450,000	Ford Motor Credit Co. LLC, 3.664%, 9/08/2024(b)	3,555,525
6,270,000	Ford Motor Credit Co. LLC, 4.050%, 12/10/2018, (AUD)(b)	4,918,698
5,508,000	Ford Motor Credit Co. LLC, 4.375%, 8/06/2023(b)	5,921,265
185,000	Freeport-McMoRan, Inc., 5.400%, 11/14/2034	153,550
915,000	Freeport-McMoRan, Inc., 5.450%, 3/15/2043	734,288
50,000,000	General Electric Co., EMTN, 4.208%, 12/06/2021, (SEK)(b)	6,777,230
3,925,000	General Motors Co., 5.200%, 4/01/2045	4,082,706

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Global Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	United States – continued
$3,100,000	General Motors Financial Co., Inc., 3.150%, 1/15/2020(b)	$3,158,785
3,900,000	General Motors Financial Co., Inc., 4.000%, 1/15/2025	3,936,839
2,330,000	Gilead Sciences, Inc., 4.150%, 3/01/2047	2,381,470
625,000	Gilead Sciences, Inc., 4.750%, 3/01/2046(b)	698,470
1,234,167	GNMA, 2.243%, 5/20/2064(b)(c)	1,285,255
1,572,335	GNMA, 2.534%, 11/20/2064(b)(c)	1,675,414
1,652,334	GNMA, 2.615%, 11/20/2064(b)(c)	1,764,369
2,787,527	GNMA, 2.779%, 10/20/2063(b)(c)	2,994,566
528,003	GNMA, 4.447%, 4/20/2065(b)	594,342
1,800,815	GNMA, 4.527%, 1/20/2063(b)	1,936,750
716,975	GNMA, 4.548%, 6/20/2062(b)	756,447
3,901,629	GNMA, 4.550%, 12/20/2061(b)	4,113,917
1,704,771	GNMA, 4.564%, 2/20/2065(b)	1,917,414
1,892,949	GNMA, 4.613%, 7/20/2064(b)	2,121,134
3,210,316	GNMA, 4.669%, 5/20/2064(b)	3,594,201
1,883,489	GNMA, 4.673%, 7/20/2064(b)	2,115,806
3,610,000	GNMA (TBA), 3.000%, 11/01/2046(g)	3,774,354
3,610,000	GNMA (TBA), 3.500%, 11/01/2046(g)	3,829,984
2,030,000	Goldman Sachs Group, Inc. (The), MTN, 3.850%, 7/08/2024(b)	2,155,334
2,560,000	HCA Holdings, Inc., 6.250%, 2/15/2021	2,777,600
1,795,000	HCA, Inc., 5.375%, 2/01/2025	1,853,338
1,350,000	Hewlett Packard Enterprise Co., 6.350%, 10/15/2045, 144A(b)	1,393,123
1,705,419	Hilton Grand Vacations Trust, Series 2013-A, Class A, 2.280%, 1/25/2026, 144A(b)	1,698,949
3,810,000	INVISTA Finance LLC, 4.250%, 10/15/2019, 144A(b)	3,791,255
3,174,000	JPMorgan Chase & Co., 3.875%, 2/01/2024(b)	3,422,527
3,800,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2014-PHH, Class A, 1.724%, 8/15/2027, 144A(b)(c)	3,796,873
810,706	JPMorgan Resecuritization Trust, Series 2010-4, Class A2, 2.409%, 9/26/2035, 144A(b)(c)	801,466
4,270,000	Kraft Heinz Foods Co., 3.000%, 6/01/2026(b)	4,304,066
1,180,000	Kraft Heinz Foods Co., 4.375%, 6/01/2046	1,248,471
1,020,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 7.375%, 10/01/2017	1,027,650
5,210,000	Liberty Mutual Group, Inc., 4.850%, 8/01/2044, 144A(b)	5,427,028
4,562,746	Longtrain Leasing III LLC, Series 2015-1A, Class A1, 2.980%, 1/15/2045, 144A(b)	4,499,496

	United States – continued
$1,402,744	Marriott Vacation Club Owner Trust, Series 2012-1A, Class B, 3.500%, 5/20/2030, 144A(b)	$1,427,622
1,900,000	Morgan Stanley, 3.950%, 4/23/2027(b)	1,973,433
1,400,000	Morgan Stanley Re-REMIC Trust, Series 2009-GG10, Class A4B, 5.988%, 8/12/2045, 144A(b)(c)	1,416,979
1,500,000	Morgan Stanley Re-REMIC Trust, Series 2010-GG10, Class A4B, 5.988%, 8/15/2045, 144A(b)(c)	1,520,706
1,370,000	MPLX LP, 4.500%, 7/15/2023	1,396,612
960,000	MPLX LP, 4.875%, 12/01/2024	992,953
1,030,000	MPLX LP, 4.875%, 6/01/2025	1,064,280
1,220,000	MPLX LP, 5.500%, 2/15/2023	1,260,378
815,000	Newfield Exploration Co., 5.625%, 7/01/2024	835,375
1,800,000	Noble Energy, Inc., 5.250%, 11/15/2043	1,832,224
3,540,000	OneMain Financial Issuance Trust, Series 2016-2A, Class A, 4.100%, 3/20/2028, 144A(b)	3,643,570
518,479	Orange Lake Timeshare Trust, Series 2012-AA, Class B, 4.870%, 3/10/2027, 144A	530,896
850,000,000	Procter & Gamble Co. (The), 0.275%, 5/08/2020, (JPY)(b)	8,467,896
2,015,000	Quicken Loans, Inc., 5.750%, 5/01/2025, 144A	1,999,887
2,670,000	RBSCF Trust, Series 2010-RR4, Class CSCB, 5.695%, 9/16/2040, 144A(b)(c)	2,695,947
404,503	RBSSP Resecuritization Trust, Series 2010-3, Class 9A1, 5.500%, 2/26/2035, 144A(b)	407,698
6,272,000	Sirius International Group, 6.375%, 3/20/2017, 144A(b)	6,371,367
925,000	Spectrum Brands, Inc., 4.000%, 10/01/2026, 144A, (EUR)	1,056,420
3,890,000	Spirit Airlines Pass Through Certificates, Series 2015-1, Class B, 4.450%, 10/01/2025(b)	3,914,079
1,591,479	SpringCastle America Funding LLC, Series 2014-AA, Class A, 2.700%, 5/25/2023, 144A(b)	1,596,644
1,865,000	SpringCastle America Funding LLC, Series 2016-AA, Class A, 3.050%, 4/25/2029, 144A(b)	1,874,325
1,648,333	TAL Advantage V LLC, Series 2013-2A, Class A, 3.550%, 11/20/2038, 144A(b)	1,631,968
2,955,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.000%, 1/15/2018	3,058,425
1,760,000	Tenet Healthcare Corp., 4.375%, 10/01/2021	1,751,200
4,415,000	Tenet Healthcare Corp., 4.500%, 4/01/2021	4,442,594
2,050,000	Time Warner Cable LLC, 4.500%, 9/15/2042(b)	1,956,231

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Global Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	United States – continued
$575,000	Time Warner Cable LLC, 5.500%, 9/01/2041	$613,758
7,822,761	Trinity Rail Leasing LP, Series 2010-1A, Class A, 5.194%, 10/16/2040, 144A(b)	7,712,920
8,825,000	U.S. Treasury Bond, 2.875%, 5/15/2043(b)(h)	9,826,090
1,045,000	U.S. Treasury Bond, 3.125%, 2/15/2042	1,217,057
36,455,000	U.S. Treasury Note, 0.750%, 4/30/2018	36,459,265
3,640,000	U.S. Treasury Note, 0.875%, 9/15/2019	3,639,858
3,675,000	U.S. Treasury Note, 1.125%, 2/28/2021	3,677,297
12,300,000	U.S. Treasury Note, 1.125%, 6/30/2021	12,285,584
1,110,000	U.S. Treasury Note, 1.375%, 6/30/2023	1,108,049
5,740,000	U.S. Treasury Note, 1.625%, 5/15/2026	5,747,623
1,377,417	United Airlines Pass Through Trust, Series 2013-1, Class B, 5.375%, 2/15/2023	1,437,431
2,600,000	Verizon Communications, Inc., 2.625%, 8/15/2026	2,551,822
1,145,000	Verizon Communications, Inc., 3.850%, 11/01/2042(b)	1,089,830
725,000	Verizon Communications, Inc., 4.272%, 1/15/2036(b)	755,381
2,150,000	Verizon Communications, Inc., 4.400%, 11/01/2034(b)	2,274,997
655,000	Virginia Electric & Power Co., 4.450%, 2/15/2044(b)	749,634
3,150,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A5, 5.342%, 12/15/2043(b)	3,170,100
1,255,000	Westlake Chemical Corp., 3.600%, 8/15/2026, 144A(b)	1,258,559
1,160,000	Westlake Chemical Corp., 5.000%, 8/15/2046, 144A	1,164,726
4,520,000	Whiting Petroleum Corp., 5.000%, 3/15/2019	4,373,100
1,030,000	Zimmer Biomet Holdings, Inc., 3.550%, 4/01/2025(b)	1,061,566

		418,481,567

	Total Bonds and Notes
	(Identified Cost $1,163,405,071)	1,164,817,546

Short-Term Investments – 5.5%
$14,179,276	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2016 at 0.030% to be repurchased at $14,179,311 on 10/03/2016 collateralized by $13,410,000 U.S. Treasury Note, 2.500% due 8/15/2023 valued at $14,466,038 including accrued interest (Note 2 of Notes to Financial Statements)	$14,179,276
53,000,000	U.S. Treasury Bills, 0.436%, 03/30/2017(i)	52,885,732

	Total Short-Term Investments
	(Identified Cost $67,063,736)	67,065,008

	Total Investments – 100.8%
	(Identified Cost $1,230,468,807)(a)	1,231,882,554
	Other assets less liabilities—(0.8)%	(10,079,507)

	Net Assets – 100.0%	$1,221,803,047

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information:
	At September 30, 2016, the net unrealized depreciation on investments based on a cost of $1,237,267,284 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$48,884,252
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(54,268,982)

	Net unrealized depreciation	$(5,384,730)

(b)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts or TBA transactions.
(c)	Variable rate security. Rate as of September 30, 2016 is disclosed.
(d)	Perpetual bond with no specified maturity date.
(e)	Illiquid security. (Unaudited)
(f)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2016, the value of these securities amounted to $3,151,065 or 0.3% of net assets. See Note 2 of Notes to Financial Statements.
(g)	When-issued/delayed delivery. See Note 2 of Notes to Financial Statements.
(h)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.
(i)	Interest rate represents discount rate at time of purchase; not a coupon rate.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, the value of Rule 144A holdings amounted to $276,480,472 or 22.6% of net assets.
ABS	Asset-Backed Securities
EMTN	Euro Medium Term Note
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
GNMA	Government National Mortgage Association
MTN	Medium Term Note

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Global Bond Fund – continued

REMIC	Real Estate Mortgage Investment Conduit
TBA	To Be Announced

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
DKK	Danish Krone
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
ZAR	South African Rand

At September 30, 2016, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units of Currency	Notional Value	Unrealized Appreciation (Depreciation)
Sell[1]	12/21/2016	Brazilian Real	6,025,000	$1,811,062	$(64,027)
Sell[2]	12/21/2016	Euro	17,250,000	19,447,799	29,935
Buy[3]	12/21/2016	Japanese Yen	7,908,000,000	78,254,452	734,160
Sell[4]	12/21/2016	Mexican Peso	422,590,000	21,607,317	1,195,819
Sell[2]	12/21/2016	South African Rand	168,000,000	12,059,078	(588,761)
Buy[3]	12/21/2016	South Korean Won	17,143,469,000	15,559,146	170,727
Buy[3]	12/21/2016	Swiss Franc	8,430,000	8,718,657	(47,161)

Total					$1,430,692

At September 30, 2016, the Fund had the following open forward cross currency contracts:

Settlement Date	Deliver/Units of Currency		Receive/Units of Currency		Unrealized Appreciation (Depreciation)
12/21/2016	Australian Dollar	37,215,000	Euro[3]	24,769,626	(507,374)
12/21/2016	British Pound	2,390,000	Euro[5]	2,804,736	59,281
12/21/2016	British Pound	1,215,000	Euro[5]	1,412,117	14,667
12/21/2016	Japanese Yen	3,015,000,000	Euro[5]	26,355,877	(121,408)
12/21/2016	Norwegian Krone	56,420,000	Euro[3]	6,074,940	(209,839)

Total					$(764,673)

1 Counterparty is Deutsche Bank AG

2 Counterparty is Citibank N.A.

3 Counterparty is Credit Suisse International

4 Counterparty is UBS AG

5 Counterparty is Morgan Stanley & Co.

At September 30, 2016, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
5 Year U.S. Treasury Note	12/30/2016	922	$112,037,406	$243,697
German Euro Bund	12/08/2016	179	33,318,880	115,744
Ultra Long U.S. Treasury Bond	12/20/2016	131	24,087,625	(526,458)

Total				$(167,017)

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Global Bond Fund – continued

At September 30, 2016, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
10 Year U.S. Treasury Note	12/20/2016	888	$116,439,000	$(119,501)
30 Year U.S. Treasury Bond	12/20/2016	264	44,393,250	634,714

Total				$515,213

Industry Summary at September 30, 2016

Treasuries	38.4%
Banking	8.3
Mortgage Related	6.7
Automotive	3.2
Non-Agency Commercial Mortgage-Backed Securities	2.9
ABS Other	2.8
Local Authorities	2.8
ABS Home Equity	2.7
Life Insurance	2.1
Cable Satellite	2.0
Other Investments, less than 2% each	23.4
Short-Term Investments	5.5

Total Investments	100.8
Other assets less liabilities (including forward foreign currency contracts and futures contracts)	(0.8)

Net Assets	100.0%

Currency Exposure Summary at September 30, 2016

United States Dollar	50.1%
Euro	15.3
Japanese Yen	13.3
British Pound	5.3
Australian Dollar	3.5
Mexican Peso	2.8
Norwegian Krone	2.7
Canadian Dollar	2.3
Other, less than 2% each	5.5

Total Investments	100.8
Other assets less liabilities (including forward foreign currency contracts and futures contracts)	(0.8)

Net Assets	100.0%

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Inflation Protected Securities Fund

Principal Amount	Description	Value (†)

Bonds and Notes – 98.6% of Net Assets

	Treasuries – 98.6%
$1,720,009	U.S. Treasury Inflation Indexed Bond, 0.750%, 2/15/2045(b)	$1,772,877
695,741	U.S. Treasury Inflation Indexed Bond, 1.000%, 2/15/2046(b)	769,094
2,908,255	U.S. Treasury Inflation Indexed Bond, 3.375%, 4/15/2032(b)	4,267,629
6,673,689	U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2020(b)(c)	6,803,879
6,483,393	U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2021(b)	6,618,760
1,541,140	U.S. Treasury Inflation Indexed Note, 0.125%, 7/15/2026(b)	1,557,986
3,911,870	U.S. Treasury Inflation Indexed Note, 0.250%, 1/15/2025(b)	3,984,364
3,394,606	U.S. Treasury Inflation Indexed Note, 0.375%, 7/15/2025(b)(c)	3,505,746
1,380,487	U.S. Treasury Inflation Indexed Note, 0.625%, 1/15/2026(b)	1,451,872

	Total Bonds and Notes
	(Identified Cost $29,814,195)	30,732,207

Short-Term Investments – 1.3%
390,424	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2016 at 0.030% to be repurchased at $390,425 on 10/03/2016 collateralized by $370,000 U.S. Treasury Note, 2.500% due 8/15/2023 valued at $399,138 including accrued interest (Note 2 of Notes to Financial Statements)	390,424
20,000	U.S. Treasury Bills, 0.345%, 01/12/2017(d)(e)	19,985

	Total Short-Term Investments
	(Identified Cost $410,403)	410,409

	Total Investments – 99.9%
	(Identified Cost $30,224,598)(a)	31,142,616
	Other assets less liabilities—0.1%	34,518

	Net Assets – 100.0%	$31,177,134

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At September 30, 2016, the net unrealized appreciation on investments based on a cost of $30,386,840 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$755,776
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	—

	Net unrealized appreciation	$755,776

(b)	Treasury Inflation Protected Security (TIPS).
(c)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.
(d)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(e)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.

At September 30, 2016, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Eurodollar	6/19/2017	60	$14,852,250	$2,097

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Inflation Protected Securities Fund – continued

At September 30, 2016, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
2 Year U.S. Treasury Note	12/30/2016	35	$7,646,406	$(3,158)
Eurodollar	12/17/2018	60	14,820,750	(4,654)

Total				$(7,812)

Industry Summary at September 30, 2016

Treasuries	98.6%
Short-Term Investments	1.3

Total Investments	99.9
Other assets less liabilities (including futures contracts)	0.1

Net Assets	100.0%

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Institutional High Income Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 83.5% of Net Assets

Non-Convertible Bonds – 69.7%

	Aerospace & Defense – 1.9%
$345,000	Bombardier, Inc., 6.125%, 1/15/2023, 144A	$306,188
135,000	Bombardier, Inc., 7.350%, 12/22/2026, 144A, (CAD)	93,382
2,175,000	Bombardier, Inc., 7.450%, 5/01/2034, 144A	1,862,344
1,165,000	Huntington Ingalls Industries, Inc., 5.000%, 11/15/2025, 144A	1,231,987
1,900,000	Meccanica Holdings USA, Inc., 6.250%, 1/15/2040, 144A	1,862,000
5,200,000	Meccanica Holdings USA, Inc., 7.375%, 7/15/2039, 144A	5,694,000
2,610,000	Textron Financial Corp., (fixed rate to 2/15/2017, variable rate thereafter), 6.000%, 2/15/2067, 144A	1,856,362
625,000	TransDigm, Inc., 6.500%, 5/15/2025	650,781

		13,557,044

	Airlines – 2.5%
4,890,000	Air Canada, 7.625%, 10/01/2019, 144A, (CAD)	3,869,397
4,080,000	Air Canada, 7.750%, 4/15/2021, 144A	4,406,400
351,452	Air Canada Pass Through Trust, Series 2013-1, Class B, 5.375%, 11/15/2022, 144A	361,996
810,000	Allegiant Travel Co., 5.500%, 7/15/2019	838,350
423,844	American Airlines Pass Through Trust, Series 2013-2, Class C, 6.000%, 1/15/2017, 144A	427,760
191,754	Continental Airlines Pass Through Trust, Series 2000-2, Class A-1, 7.707%, 10/02/2022	209,012
21,655	Continental Airlines Pass Through Trust, Series 2000-2, Class B, 8.307%, 10/02/2019	22,514
348,974	United Airlines Pass Through Trust, Series 2014-1, Class B, 4.750%, 10/11/2023	356,589
1,150,000	United Continental Holdings, Inc., 6.375%, 6/01/2018	1,207,500
232,203	US Airways Pass Through Trust, Series 2010-1B, Class B, 8.500%, 10/22/2018	239,603
1,184,774	US Airways Pass Through Trust, Series 2011-1B, Class B, 9.750%, 4/22/2020	1,312,221
246,313	US Airways Pass Through Trust, Series 2012-1B, Class B, 8.000%, 4/01/2021	272,791
2,039,981	US Airways Pass Through Trust, Series 2013-1, Class B, 5.375%, 5/15/2023	2,121,581
1,750,000	Virgin Australia Holdings Ltd., 8.500%, 11/15/2019, 144A	1,802,500
166,800	Virgin Australia Pass Through Trust, Series 2013-1B, 6.000%, 4/23/2022, 144A	169,302

	Airlines – continued
$249,909	Virgin Australia Pass Through Trust, Series 2013-1C, 7.125%, 10/23/2018, 144A	$253,033

		17,870,549

	Automotive – 1.0%
1,000,000	American Axle & Manufacturing, Inc., 6.625%, 10/15/2022	1,057,500
2,090,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	2,283,325
3,505,000	Lear Corp., 5.375%, 3/15/2024	3,763,494

		7,104,319

	Banking – 1.4%
915,000	Bank of America Corp., Series K, (fixed rate to 1/30/2018, variable rate thereafter), 8.000%(b)	933,300
4,520,000	Citigroup, Inc., 6.250%, 6/29/2017, (NZD)	3,364,775
160,000	RBS Capital Trust II, (fixed rate to 1/03/2034, variable rate thereafter), 6.425%(b)	170,800
3,545,000	Royal Bank of Scotland Group PLC, 4.700%, 7/03/2018	3,641,123
105,000	Royal Bank of Scotland Group PLC, 5.250%, (EUR)(b)	111,582
1,545,000	Royal Bank of Scotland Group PLC, 5.500%, (EUR)(b)	1,647,494
85,000	Royal Bank of Scotland Group PLC, (fixed rate to 9/30/2017, variable rate thereafter), 7.640%(b)	82,450

		9,951,524

	Brokerage – 0.3%
350,000	Jefferies Finance LLC/JFIN Co-Issuer Corp., 6.875%, 4/15/2022, 144A	325,500
1,615,000	Jefferies Group LLC, 6.250%, 1/15/2036	1,683,277

		2,008,777

	Building Materials – 1.1%
4,325,000	Atrium Windows & Doors, Inc., 7.750%, 5/01/2019, 144A	3,887,094
670,000	Masco Corp., 6.500%, 8/15/2032	737,000
3,245,000	NCI Building Systems, Inc., 8.250%, 1/15/2023, 144A	3,528,937

		8,153,031

	Cable Satellite – 1.7%
125,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 2/15/2023	130,313
60,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 5/01/2023, 144A	62,625
70,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.375%, 5/01/2025, 144A	73,413
2,215,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.750%, 1/15/2024	2,353,437
300,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.875%, 5/01/2027, 144A	319,500

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Cable Satellite – continued
$3,215,000	CSC Holdings LLC, 5.250%, 6/01/2024	$3,054,250
1,390,000	DISH DBS Corp., 5.000%, 3/15/2023	1,351,775
2,686,000	DISH DBS Corp., 5.875%, 11/15/2024	2,652,425
1,720,000	DISH DBS Corp., 7.750%, 7/01/2026, 144A	1,827,500
170,000	Time Warner Cable LLC, 4.500%, 9/15/2042	162,224

		11,987,462

	Chemicals – 3.2%
1,025,000	Aruba Investments, Inc., 8.750%, 2/15/2023, 144A	1,045,500
1,060,000	GCP Applied Technologies, Inc., 9.500%, 2/01/2023, 144A	1,210,997
4,043,000	Hercules, Inc., 6.500%, 6/30/2029	3,638,700
2,564,000	Hexion, Inc., 7.875%, 2/15/2023(c)(d)	923,040
3,687,000	Hexion, Inc., 8.875%, 2/01/2018	3,511,867
2,641,000	Hexion, Inc., 9.200%, 3/15/2021(c)(d)	1,029,990
3,190,000	Hexion, Inc./Hexion Nova Scotia Finance ULC, 9.000%, 11/15/2020	2,308,763
1,405,000	INEOS Group Holdings S.A., 5.875%, 2/15/2019, 144A	1,433,100
4,680,000	Kraton Polymers LLC/Kraton Polymers Capital Corp., 10.500%, 4/15/2023, 144A	5,311,800
2,971,000	TPC Group, Inc., 8.750%, 12/15/2020, 144A	2,304,159

		22,717,916

	Construction Machinery – 0.7%
1,370,000	United Rentals North America, Inc., 5.500%, 7/15/2025	1,397,400
2,320,000	United Rentals North America, Inc., 5.750%, 11/15/2024	2,407,000
1,140,000	United Rentals North America, Inc., 5.875%, 9/15/2026	1,174,200

		4,978,600

	Consumer Cyclical Services – 0.3%
135,000	ServiceMaster Co. LLC (The), 7.100%, 3/01/2018	139,219
1,902,000	ServiceMaster Co. LLC (The), 7.450%, 8/15/2027	2,021,826

		2,161,045

	Diversified Manufacturing – 0.1%
970,000	General Electric Co., Series A, GMTN, 5.500%, 2/01/2017, (NZD)	711,813

	Electric – 1.1%
455,000	AES Corp. (The), 4.875%, 5/15/2023	461,825
200,000	AES Corp. (The), 5.500%, 4/15/2025	205,750
1,423,000	DPL, Inc., 6.750%, 10/01/2019	1,476,363
340,000	Dynegy, Inc., 5.875%, 6/01/2023	308,550
665,000	Dynegy, Inc., 7.625%, 11/01/2024	653,030

	Electric – continued
$1,100,000	EDP Finance BV, 4.900%, 10/01/2019, 144A	$1,169,091
1,000,000	EDP Finance BV, 6.000%, 2/02/2018, 144A	1,045,360
2,430,000	NRG Energy, Inc., 7.250%, 5/15/2026, 144A	2,472,525

		7,792,494

	Environmental – 0.1%
536,000	Advanced Disposal Services, Inc., 8.250%, 10/01/2020	562,800

	Finance Companies – 3.3%
1,000,000	AGFC Capital Trust I, (fixed rate to 1/15/2017, variable rate thereafter), 6.000%, 1/15/2067, 144A	500,000
240,000	International Lease Finance Corp., 4.625%, 4/15/2021	251,400
60,000	International Lease Finance Corp., 6.250%, 5/15/2019	65,025
300,000	International Lease Finance Corp., 8.250%, 12/15/2020	356,250
3,980,000	iStar, Inc., 4.875%, 7/01/2018	3,999,900
1,190,000	iStar, Inc., 5.000%, 7/01/2019	1,186,882
840,000	iStar, Inc., 5.850%, 3/15/2017	850,030
1,900,000	iStar, Inc., 6.500%, 7/01/2021	1,928,500
1,984,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.875%, 8/01/2021, 144A	1,884,800
885,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 7.375%, 10/01/2017	891,638
815,000	Navient Corp., MTN, 6.125%, 3/25/2024	758,969
875,000	Navient LLC, MTN, 7.250%, 1/25/2022	892,500
115,000	Navient LLC, Series A, MTN, 5.000%, 6/15/2018	115,000
5,550,000	Navient LLC, Series A, MTN, 5.625%, 8/01/2033(c)(e)	4,412,250
1,040,000	Oxford Finance LLC/Oxford Finance Co-Issuer, Inc., 7.250%, 1/15/2018, 144A	1,038,700
3,205,000	Springleaf Finance Corp., 5.250%, 12/15/2019	3,273,106
805,000	Springleaf Finance Corp., 8.250%, 10/01/2023	845,250

		23,250,200

	Food & Beverage – 0.2%
1,081,000	Wells Enterprises, Inc., 6.750%, 2/01/2020, 144A	1,116,133

	Government Guaranteed – 0.5%
4,720,000	Queensland Treasury Corp., 7.125%, 9/18/2017, 144A, (NZD)	3,589,621

	Government Owned – No Guarantee – 0.1%
900,000	Petrobras Global Finance BV, 5.625%, 5/20/2043	679,500
75,000(††)	Petroleos Mexicanos, 7.650%, 11/24/2021, 144A, (MXN)	376,359

		1,055,859

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Healthcare – 5.2%
$1,080,000	BioScrip, Inc., 8.875%, 2/15/2021	$1,009,800
2,825,000	HCA, Inc., 5.875%, 5/01/2023	3,008,625
1,065,000	HCA, Inc., 7.050%, 12/01/2027	1,132,894
4,660,000	HCA, Inc., 7.500%, 11/06/2033	5,050,275
1,815,000	HCA, Inc., 7.690%, 6/15/2025	2,039,897
375,000	HCA, Inc., 8.360%, 4/15/2024	435,405
2,945,000	HCA, Inc., MTN, 7.580%, 9/15/2025	3,320,487
3,875,000	HCA, Inc., MTN, 7.750%, 7/15/2036	4,199,531
2,475,000	Hologic, Inc., 5.250%, 7/15/2022, 144A	2,626,594
1,465,000	Kindred Healthcare, Inc., 8.000%, 1/15/2020	1,490,638
540,000	Tenet Healthcare Corp., 5.000%, 3/01/2019	527,850
1,555,000	Tenet Healthcare Corp., 6.750%, 6/15/2023	1,446,150
9,829,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	8,084,352
2,554,000	Universal Health Services, Inc., 4.750%, 8/01/2022, 144A	2,637,005

		37,009,503

	Home Construction – 1.5%
300,000	Beazer Homes USA, Inc., 7.250%, 2/01/2023	298,500
2,205,000	Beazer Homes USA, Inc., 8.750%, 3/15/2022, 144A	2,326,275
882,000	K. Hovnanian Enterprises, Inc., 5.000%, 11/01/2021(c)(e)	617,400
595,000	K. Hovnanian Enterprises, Inc., 8.000%, 11/01/2019, 144A	359,975
3,060,000	Lennar Corp., 4.500%, 6/15/2019	3,205,350
400,000	PulteGroup, Inc., 6.000%, 2/15/2035	404,000
2,425,000	TRI Pointe Group, Inc., 4.875%, 7/01/2021	2,485,625
1,000,000	TRI Pointe Holdings, Inc./TRI Pointe Group, Inc., 5.875%, 6/15/2024	1,040,000

		10,737,125

	Independent Energy – 7.6%
530,000	Anadarko Petroleum Corp., 3.450%, 7/15/2024	522,793
480,000	Anadarko Petroleum Corp., 4.500%, 7/15/2044	440,399
4,910,000	Bellatrix Exploration Ltd., 8.500%, 5/15/2020, 144A	4,566,300
1,050,000	Bonanza Creek Energy, Inc., 5.750%, 2/01/2023	477,750
220,000	Bonanza Creek Energy, Inc., 6.750%, 4/15/2021	100,100
647,000	California Resources Corp., 5.500%, 9/15/2021	342,910
106,000	California Resources Corp., 6.000%, 11/15/2024	50,615
140,000	California Resources Corp., 8.000%, 12/15/2022, 144A	93,100
1,000,000	Chesapeake Energy Corp., 4.875%, 4/15/2022	842,500
150,000	Chesapeake Energy Corp., 6.250%, 1/15/2017, (EUR)	166,817

	Independent Energy – continued
$630,000	Continental Resources, Inc., 3.800%, 6/01/2024	$576,450
325,000	Continental Resources, Inc., 4.500%, 4/15/2023	312,000
2,040,000	Continental Resources, Inc., 5.000%, 9/15/2022	2,034,900
6,850,000	Eclipse Resources Corp., 8.875%, 7/15/2023	6,674,469
405,000	Jones Energy Holdings LLC/Jones Energy Finance Corp., 6.750%, 4/01/2022	344,250
1,115,000	MEG Energy Corp., 6.375%, 1/30/2023, 144A	882,244
7,815,000	MEG Energy Corp., 7.000%, 3/31/2024, 144A	6,173,850
1,680,000	Oasis Petroleum, Inc., 6.875%, 3/15/2022	1,608,600
1,075,000	OGX Austria GmbH, 8.375%, 4/01/2022, 144A(c)(d)(f)	—
400,000	OGX Austria GmbH, 8.500%, 6/01/2018, 144A(c)(d)(f)	—
565,000	QEP Resources, Inc., 5.250%, 5/01/2023	556,525
340,000	Range Resources Corp., 5.000%, 8/15/2022, 144A	338,300
5,250,000	Rex Energy Corp., (Step to 8.000% on 10/01/2017), 1.000%, 10/01/2020(g)	2,861,250
2,241,000	RSP Permian, Inc., 6.625%, 10/01/2022	2,347,447
1,140,000	Sanchez Energy Corp., 6.125%, 1/15/2023	914,850
1,270,000	SM Energy Co., 5.000%, 1/15/2024	1,193,800
545,000	SM Energy Co., 5.625%, 6/01/2025	512,300
572,000	SM Energy Co., 6.125%, 11/15/2022	572,000
145,000	SM Energy Co., 6.500%, 11/15/2021	148,263
1,000,000	SM Energy Co., 6.500%, 1/01/2023	1,010,000
2,495,000	Southwestern Energy Co., 4.100%, 3/15/2022	2,264,212
660,000	Southwestern Energy Co., 5.800%, 1/23/2020	658,350
5,390,000	Southwestern Energy Co., 6.700%, 1/23/2025	5,390,000
690,000	Ultra Petroleum Corp., 6.125%, 10/01/2024, 144A(f)	545,100
4,526,000	Whiting Petroleum Corp., 5.000%, 3/15/2019	4,378,905
2,005,000	Whiting Petroleum Corp., 5.750%, 3/15/2021	1,874,675
1,690,000	Whiting Petroleum Corp., 6.250%, 4/01/2023	1,542,125
950,000	WPX Energy, Inc., 5.250%, 1/15/2017	957,125

		54,275,274

	Industrial Other – 0.3%
1,340,000	Broadspectrum Ltd., 8.375%, 5/15/2020, 144A	1,427,100
635,000	Cleaver-Brooks, Inc., 8.750%, 12/15/2019, 144A	665,163

		2,092,263

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Integrated Energy – 0.0%
$1,075,000	Pacific Exploration and Production Corp., 5.125%, 3/28/2023, 144A(f)	$198,875
625,000	Pacific Exploration and Production Corp., 5.625%, 1/19/2025, 144A(f)	115,625

		314,500

	Life Insurance – 0.4%
280,000	MetLife Capital Trust X, 9.250%, 4/08/2068, 144A	402,836
1,530,000	MetLife, Inc., 10.750%, 8/01/2069	2,451,978

		2,854,814

	Local Authorities – 0.2%
2,095,000	New South Wales Treasury Corp., 6.000%, 2/01/2018, (AUD)	1,693,778

	Media Entertainment – 0.4%
1,000,000	iHeartCommunications, Inc., 9.000%, 3/01/2021	745,000
1,890,000	iHeartCommunications, Inc., 9.000%, 9/15/2022	1,374,975
739,000	R.R. Donnelley & Sons Co., 7.625%, 6/15/2020	799,968

		2,919,943

	Metals & Mining – 6.6%
4,146,853	1839688 Alberta ULC, PIK, 14.000%, 2/13/2020(c)(d)(f)(h)	1,659
500,000	AK Steel Corp., 7.625%, 10/01/2021	480,000
2,210,000	Alcoa, Inc., 5.125%, 10/01/2024	2,350,888
650,000	Alcoa, Inc., 5.400%, 4/15/2021	695,500
3,155,000	Alcoa, Inc., 5.950%, 2/01/2037	3,172,352
3,000,000	ArcelorMittal, 6.250%, 8/05/2020	3,262,500
5,685,000	Barminco Finance Pty Ltd., 9.000%, 6/01/2018, 144A	5,500,237
1,880,000	Barrick Gold Corp., 5.250%, 4/01/2042	2,061,627
210,000	Cliffs Natural Resources, Inc., 8.000%, 9/30/2020, 144A	205,800
945,000	Essar Steel Algoma, Inc., 9.500%, 11/15/2019, 144A(c)(e)(f)	127,575
290,000	First Quantum Minerals Ltd., 7.250%, 10/15/2019, 144A	275,500
4,530,000	First Quantum Minerals Ltd., 7.250%, 5/15/2022, 144A	4,009,050
785,000	Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc., 6.500%, 11/15/2020	805,606
12,000,000	Freeport-McMoRan, Inc., 5.450%, 3/15/2043	9,630,000
3,960,000	Hecla Mining Co., 6.875%, 5/01/2021	3,974,850
535,000	Lundin Mining Corp., 7.500%, 11/01/2020, 144A	568,438
1,860,000	Lundin Mining Corp., 7.875%, 11/01/2022, 144A	1,980,900
800,000	Rain CII Carbon LLC/CII Carbon Corp., 8.250%, 1/15/2021, 144A	780,000
4,000,000	United States Steel Corp., 6.650%, 6/01/2037	3,200,000

	Metals & Mining – continued
750,000	United States Steel Corp., 7.375%, 4/01/2020	746,250
3,680,000	United States Steel Corp., 7.500%, 3/15/2022	3,624,800

		47,453,532

	Midstream – 1.3%
800,000	Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125%, 11/15/2022, 144A	782,000
2,545,000	Gibson Energy, Inc., 5.375%, 7/15/2022, 144A, (CAD)	1,886,514
5,415,000	Regency Energy Partners LP/Regency Energy Finance Corp., 5.000%, 10/01/2022	5,715,246
764,273	Transportadora de Gas del Sur S.A., 9.625%, 5/14/2020, 144A	827,326

		9,211,086

	Non-Agency Commercial Mortgage-Backed Securities – 0.2%
320,000	GS Mortgage Securities Trust, Series 2007-GG10, Class AM, 5.988%, 8/10/2045(i)	308,009
1,434,127	Motel 6 Trust, Series 2015-M6MZ, Class M, 8.230%, 2/05/2020, 144A(c)(e)	1,443,538

		1,751,547

	Oil Field Services – 1.5%
1,790,000	Basic Energy Services, Inc., 7.750%, 10/15/2022	662,300
3,255,000	FTS International, Inc., 6.250%, 5/01/2022	1,245,037
1,330,000	Paragon Offshore PLC, 6.750%, 7/15/2022, 144A(f)	369,075
3,072,000	Paragon Offshore PLC, 7.250%, 8/15/2024, 144A(f)	852,480
6,050,000	Pioneer Energy Services Corp., 6.125%, 3/15/2022	3,993,000
3,006,000	Precision Drilling Corp., 6.625%, 11/15/2020	2,788,065
4,675,000	Sidewinder Drilling, Inc., 9.750%, 11/15/2019, 144A	303,875
530,000	Transocean, Inc., 6.800%, 3/15/2038	347,150

		10,560,982

	Packaging – 0.9%
335,000	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 6.000%, 6/30/2021, 144A	344,213
4,050,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) S.A., 8.250%, 2/15/2021	4,222,125
1,830,000	Sealed Air Corp., 5.500%, 9/15/2025, 144A	1,962,675

		6,529,013

	Property & Casualty Insurance – 0.6%
1,920,000	MBIA Insurance Corp., 11.940%, 1/15/2033, 144A(i)(j)	768,000

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Property & Casualty Insurance – continued
$3,245,000	Sirius International Group, (fixed rate to 6/30/2017, variable rate thereafter), 7.506%, 144A(b)	$3,265,768

		4,033,768

	Railroads – 0.0%
314,000	Missouri Pacific Railroad Co., 5.000%, 1/01/2045(c)(e)	307,027
30,000	Missouri Pacific Railroad Co., Series A, 4.750%, 1/01/2020(c)(e)	29,924

		336,951

	REITs – Office Property – 0.1%
470,000	Highwoods Realty LP, 5.850%, 3/15/2017	478,446

	Restaurants – 0.1%
405,000	Wagamama Finance PLC, 7.875%, 2/01/2020, 144A, (GBP)	551,844

	Retailers – 1.6%
1,679,000	Foot Locker, Inc., 8.500%, 1/15/2022	1,981,220
500,000	Group 1 Automotive, Inc., 5.000%, 6/01/2022	501,560
1,925,000	J.C. Penney Corp., Inc., 5.650%, 6/01/2020	1,929,582
675,000	J.C. Penney Corp., Inc., 5.750%, 2/15/2018	698,625
165,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	141,900
1,265,000	J.C. Penney Corp., Inc., 8.125%, 10/01/2019	1,378,850
3,005,000	Nine West Holdings, Inc., 6.125%, 11/15/2034	390,650
4,499,000	TRU Taj LLC/TRU Taj Finance, Inc., 12.000%, 8/15/2021, 144A	4,532,742

		11,555,129

	Supermarkets – 3.9%
6,060,000	New Albertson’s, Inc., 7.450%, 8/01/2029	5,938,800
2,865,000	New Albertson’s, Inc., 7.750%, 6/15/2026	2,854,256
10,375,000	New Albertson’s, Inc., 8.000%, 5/01/2031	10,232,344
5,625,000	New Albertson’s, Inc., 8.700%, 5/01/2030	5,709,375
1,100,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	1,012,000
825,000	Safeway, Inc., 3.950%, 8/15/2020	787,875
1,570,000	SUPERVALU, Inc., 7.750%, 11/15/2022	1,499,350

		28,034,000

	Technology – 2.0%
874,000	Advanced Micro Devices, Inc., 7.000%, 7/01/2024	858,705
1,499,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	1,658,269

	Technology – continued
4,210,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	4,588,900
3,420,000	Amkor Technology, Inc., 6.375%, 10/01/2022	3,531,150
1,000,000	Micron Technology, Inc., 5.500%, 2/01/2025	980,000
2,210,000	Microsemi Corp., 9.125%, 4/15/2023, 144A	2,519,400
12,000	Motorola Solutions, Inc., 6.625%, 11/15/2037	12,430

		14,148,854

	Transportation Services – 0.4%
3,285,000	APL Ltd., 8.000%, 1/15/2024(c)(e)	2,168,100
355,384	Atlas Air Pass Through Trust, Series 1998-1, Class B, 7.680%, 1/02/2018(d)	361,603
87,732	Atlas Air Pass Through Trust, Series 1998-1, Class C, 8.010%, 7/02/2011(d)(k)	89,706
42,921	Atlas Air Pass Through Trust, Series 1999-1, Class B, 7.630%, 1/02/2018(d)	42,921
191,503	Atlas Air Pass Through Trust, Series 1999-1, Class C, 8.770%, 7/02/2012(d)(k)	197,248

		2,859,578

	Treasuries – 7.9%
2,385,000	Hellenic Republic Government Bond, 3.375%, 7/17/2017, 144A, (EUR)	2,619,416
350,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2024, (EUR)(g)	287,482
270,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2035, (EUR)(g)	178,651
170,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2036, (EUR)(g)	112,855
40,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2037, (EUR)(g)	26,364
490,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2038, (EUR)(g)	319,698
635,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2039, (EUR)(g)	414,820
60,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2040, (EUR)(g)	39,087
1,540,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2041, (EUR)(g)	1,005,023

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Treasuries – continued
48,865,000	Iceland Government International Bond, 6.000%, 10/13/2016, (ISK)	$290,819
24,750,000	Iceland Government International Bond, 7.250%, 10/26/2022, (ISK)	162,790
50,205,000	Iceland Government International Bond, 8.750%, 2/26/2019, (ISK)	322,149
110,000(††)	Mexican Fixed Rate Bonds, Series M, 7.750%, 5/29/2031, (MXN)	641,720
310,000(††)	Mexican Fixed Rate Bonds, Series M-20, 7.500%, 6/03/2027, (MXN)	1,768,564
1,595,000(††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	9,247,862
75,000(††)	Mexican Fixed Rate Bonds, Series M-20, 8.500%, 5/31/2029, (MXN)	462,221
490,000(††)	Mexican Fixed Rate Bonds, Series M-20, 10.000%, 12/05/2024, (MXN)	3,192,473
15,955,000	New Zealand Government Bond, 5.000%, 3/15/2019, (NZD)	12,470,975
1,575,000	Norway Government Bond, 3.750%, 5/25/2021, 144A, (NOK)	222,446
1,590,000	Norway Government Bond, 4.250%, 5/19/2017, 144A, (NOK)	203,445
2,260,000	Norway Government Bond, 4.500%, 5/22/2019, 144A, (NOK)	310,363
4,170,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	1,301,462
20,850,000	U.S. Treasury Note, 0.750%, 1/31/2018	20,857,339

		56,458,024

	Wireless – 1.4%
29,970,000	America Movil SAB de CV, 6.450%, 12/05/2022, (MXN)	1,505,475
7,280,000	Sprint Capital Corp., 6.875%, 11/15/2028	6,834,100
215,000	Sprint Capital Corp., 8.750%, 3/15/2032	219,300
605,000	Sprint Communications, Inc., 6.000%, 11/15/2022	561,137
760,000	Sprint Corp., 7.125%, 6/15/2024	741,000

		9,861,012

	Wirelines – 6.1%
1,350,000	CenturyLink, Inc., 7.650%, 3/15/2042	1,164,375
1,495,000	CenturyLink, Inc., Series P, 7.600%, 9/15/2039	1,300,650
385,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	366,231
2,460,000	Cincinnati Bell, Inc., 7.000%, 7/15/2024, 144A	2,521,500

	Wirelines – continued
2,595,000	Communications Sales & Leasing, Inc./CSL Capital LLC, 8.250%, 10/15/2023	2,723,427
1,539,000	Consolidated Communications, Inc., 6.500%, 10/01/2022	1,492,830
1,620,000	FairPoint Communications, Inc., 8.750%, 8/15/2019, 144A	1,652,400
1,945,000	Frontier Communications Corp., 6.875%, 1/15/2025	1,721,325
465,000	Frontier Communications Corp., 7.000%, 11/01/2025	409,200
4,851,000	Frontier Communications Corp., 7.875%, 1/15/2027	4,341,645
902,000	Frontier Communications Corp., 8.750%, 4/15/2022	920,040
2,600,000	Frontier Communications Corp., 9.000%, 8/15/2031	2,392,000
940,000	Frontier Communications Corp., 11.000%, 9/15/2025	981,125
1,160,000	Level 3 Communications, Inc., 5.750%, 12/01/2022	1,212,200
200,000	Oi Brasil Holdings Cooperatief UA, 5.750%, 2/10/2022, 144A(f)	50,250
900,000	Portugal Telecom International Finance BV, EMTN, 4.500%, 6/16/2025, (EUR)(j)	232,533
2,100,000	Portugal Telecom International Finance BV, EMTN, 5.000%, 11/04/2019, (EUR)(j)	542,578
800,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	756,000
1,385,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	1,426,550
5,332,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	5,172,040
645,000	Qwest Corp., 7.250%, 9/15/2025	705,842
1,407,000	Qwest Corp., 7.250%, 10/15/2035	1,392,053
2,827,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	2,799,437
2,140,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	2,177,450
610,000	Windstream Services LLC, 7.500%, 6/01/2022	585,600
4,155,000	Windstream Services LLC, 7.500%, 4/01/2023	3,968,025
260,000	Windstream Services LLC, 7.750%, 10/15/2020	264,550
375,000	Windstream Services LLC, 7.750%, 10/01/2021	374,062

		43,645,918

	Total Non-Convertible Bonds
	(Identified Cost $501,236,562)	497,936,071

Convertible Bonds – 13.3%

	Automotive – 0.3%
2,331,000	Navistar International Corp., 4.500%, 10/15/2018	2,205,709

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Automotive – continued
$195,000	Navistar International Corp., 4.750%, 4/15/2019	$180,984

		2,386,693

	Building Materials – 1.4%
3,510,000	CalAtlantic Group, Inc., 0.250%, 6/01/2019	3,251,137
2,050,000	CalAtlantic Group, Inc., 1.250%, 8/01/2032	2,135,844
770,000	KB Home, 1.375%, 2/01/2019	748,825
2,295,000	Lennar Corp., 3.250%, 11/15/2021	4,133,869

		10,269,675

	Cable Satellite – 1.6%
10,465,000	Dish Network Corp., 3.375%, 8/15/2026, 144A	11,459,175

	Consumer Products – 0.4%
3,622,000	Iconix Brand Group, Inc., 1.500%, 3/15/2018	3,123,975

	Diversified Manufacturing – 0.4%
2,315,000	Trinity Industries, Inc., 3.875%, 6/01/2036	2,766,425

	Finance Companies – 0.1%
390,000	Euronet Worldwide, Inc., 1.500%, 10/01/2044	490,912

	Healthcare – 0.3%
1,325,000	Hologic, Inc., (accretes to principal after 3/01/2018), 2.000%, 3/01/2042(g)	1,805,312

	Leisure – 0.4%
3,000,000	Rovi Corp., 0.500%, 3/01/2020	2,989,590

	Metals & Mining – 0.4%
1,895,000	RTI International Metals, Inc., 1.625%, 10/15/2019	2,020,544
460,000	TimkenSteel Corp., 6.000%, 6/01/2021	505,425

		2,525,969

	Midstream – 1.0%
6,200,000	Chesapeake Energy Corp., 2.250%, 12/15/2038	5,773,750
572,000	Chesapeake Energy Corp., 2.500%, 5/15/2037	568,425
928,000	Whiting Petroleum Corp., Series 2, 1.250%, 6/05/2020	890,880

		7,233,055

	Pharmaceuticals – 0.3%
225,000	BioMarin Pharmaceutical, Inc., 0.750%, 10/15/2018	269,860
310,000	BioMarin Pharmaceutical, Inc., 1.500%, 10/15/2020	386,531
750,000	Intercept Pharmaceuticals, Inc., 3.250%, 7/01/2023	838,594
255,000	Ironwood Pharmaceuticals, Inc., 2.250%, 6/15/2022	303,928

		1,798,913

	Property & Casualty Insurance – 1.1%
6,533,000	Old Republic International Corp., 3.750%, 3/15/2018	7,843,683

	Technology – 5.6%
1,490,000	Brocade Communications Systems, Inc., 1.375%, 1/01/2020	1,470,444
7,895,000	Ciena Corp., 0.875%, 6/15/2017	7,850,591
4,140,000	Ciena Corp., 3.750%, 10/15/2018, 144A	5,237,100
3,595,000	Intel Corp., 3.250%, 8/01/2039	6,574,356
42,179	Liberty Interactive LLC, 3.500%, 1/15/2031	39,234
9,900,000	Micron Technology, Inc., Series G, 3.000%, 11/15/2043	8,798,625
9,525,000	Nuance Communications, Inc., 1.000%, 12/15/2035, 144A	8,286,750
989,000	Nuance Communications, Inc., 1.500%, 11/01/2035	927,806
830,000	Viavi Solutions, Inc., 0.625%, 8/15/2033	825,850

		40,010,756

	Total Convertible Bonds
	(Identified Cost $81,887,720)	94,704,133

Municipals – 0.5%

	District of Columbia – 0.1%
540,000	Metropolitan Washington Airports Authority, Series D, 8.000%, 10/01/2047	745,572

	Puerto Rico – 0.4%
4,260,000	Commonwealth of Puerto Rico, GO, Refunding, Series A, 8.000%, 7/01/2035(f)	2,784,975

	Total Municipals
	(Identified Cost $4,105,940)	3,530,547

	Total Bonds and Notes
	(Identified Cost $587,230,222)	596,170,751

Loan Participations – 0.1%

	ABS Other – 0.1%
649,869	Rise Ltd., Series 2014-1, Class B, 6.500%, 2/15/2039(c)(e)(i) (Identified Cost $654,743)	642,558

Senior Loans – 1.1%

	Chemicals – 0.3%
529,423	Emerald Performance Materials LLC, New 1st Lien Term Loan, 4.500%, 8/01/2021(i)	532,404
235,214	Emerald Performance Materials LLC, New 2nd Lien Term Loan, 7.750%, 8/01/2022(i)	234,626
1,610,000	Houghton International, Inc., New 2nd Lien Term Loan, 9.750%, 12/20/2020(i)	1,585,850

		2,352,880

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Senior Loans – continued

	Diversified Manufacturing – 0.1%
$509,842	Ameriforge Group, Inc., 1st Lien Term Loan, 5.000%, 12/19/2019(i)	$285,511

	Financial Other – 0.1%
728,900	DBRS Ltd., Term Loan, 6.250%, 3/04/2022(i)	714,781

	Media Entertainment – 0.0%
13,864	Dex Media, Inc., Term Loan, 11.000%, 7/29/2021(i)	13,206

	Oil Field Services – 0.1%
436,364	FTS International, Inc., New Term Loan B, 5.750%, 4/16/2021(i)	171,491
156,778	Petroleum Geo-Services ASA, New Term Loan B, 3.250%, 3/19/2021(i)	103,082
95,596	UTEX Industries, Inc., 2nd Lien Term Loan 2014, 8.250%, 5/22/2022(i)	45,408

		319,981

	Other Utility – 0.1%
408,038	PowerTeam Services LLC, 1st Lien Term Loan, 4.250%, 5/06/2020(i)	406,508
325,000	PowerTeam Services LLC, 2nd Lien Term Loan, 8.250%, 11/06/2020(i)	323,375

		729,883

	Retailers – 0.0%
301,886	Toys “R” Us Property Co. I LLC, New Term Loan B, 6.000%, 8/21/2019(i)	284,150

	Supermarkets – 0.1%
837,246	Supervalu, Inc., Refi Term Loan B, 5.500%, 3/21/2019(i)	838,100

	Technology – 0.0%
128,399	IQOR U.S., Inc., 2nd Lien Term Loan, 9.750%, 4/01/2022(c)(e)(i)	90,521

	Transportation Services – 0.0%
145,675	OSG Bulk Ships, Inc., OBS Term Loan, 5.250%, 8/05/2019(i)	145,129

	Wirelines – 0.3%
723,750	Fairpoint Communications, Inc., Refi Term Loan, 7.500%, 2/14/2019(i)	723,359
718,192	Hawaiian Telcom Communications, Inc., Term Loan B, 5.250%, 6/06/2019(i)	721,603
532,532	Integra Telecom, Inc., 2nd Lien Term Loan, 9.750%, 2/12/2021(c)(e)(i)	503,243

		1,948,205

	Total Senior Loans
	(Identified Cost $8,340,652)	7,722,347

Shares

Common Stocks – 10.8%

	Airlines – 0.4%
52,244	United Continental Holdings, Inc.(j)	2,741,243

	Automobiles – 1.5%
876,900	Ford Motor Co.	10,584,183

	Chemicals – 0.1%
4,302	PPG Industries, Inc.	444,655

	Containers & Packaging – 0.1%
40,621	Owens-Illinois, Inc.(j)	747,020

	Diversified Telecommunication Services – 0.1%
78,091	Telefonica S.A., Sponsored ADR	787,157

	Electronic Equipment, Instruments & Components – 3.7%
1,119,766	Corning, Inc.	26,482,466

	Energy Equipment & Services – 0.0%
142,224	Hercules Offshore, Inc.(j)	246,048

	Household Durables – 0.1%
6,775	KB Home	109,213
8,126	Newell Brands, Inc.	427,915

		537,128

	Internet Software & Services – 0.0%
2,154	Dex Media, Inc.(d)(j)	4,282

	Metals & Mining – 0.2%
202,147	ArcelorMittal, (Registered)(j)	1,220,968
6,543	Cliffs Natural Resources, Inc.(j)	38,277

		1,259,245

	Multi-Utilities – 0.1%
10,224	CMS Energy Corp.	429,510

	Oil, Gas & Consumable Fuels – 0.4%
2,846	Chesapeake Energy Corp.(j)	17,844
10,741	Halcon Resources Corp.(j)	100,751
23,429	OGX Petroleo e Gas S.A., Sponsored ADR	15,698
82,985	Repsol YPF S.A., Sponsored ADR	1,132,745
78,750	Rex Energy Corp.(j)	45,982
33,796	Royal Dutch Shell PLC, Sponsored ADR	1,692,166
42,858	Whiting Petroleum Corp.(j)	374,579

		3,379,765

	Pharmaceuticals – 0.5%
64,900	Bristol-Myers Squibb Co.	3,499,408

	REITs – Apartments – 0.0%
6,185	Apartment Investment & Management Co., Class A	283,953

	REITs – Diversified – 0.2%
41,117	Weyerhaeuser Co.	1,313,277

	REITs – Shopping Centers – 0.0%
7,868	DDR Corp.	137,139

	Semiconductors & Semiconductor Equipment – 3.2%
603,280	Intel Corp.	22,773,820

	Trading Companies & Distributors – 0.2%
20,913	United Rentals, Inc.(j)	1,641,461

	Total Common Stocks
	(Identified Cost $68,342,256)	77,291,760

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Institutional High Income Fund – continued

Shares	Description	Value (†)

Preferred Stocks – 1.8%

Convertible Preferred Stocks – 1.5%

	Banking – 0.0%
138	Wells Fargo & Co., Series L, Class A, 7.500%	$180,587

	Communications – 0.0%
191	Cincinnati Bell, Inc., 6.750%	9,581

	Electric – 0.1%
17,119	AES Trust III, 6.750%	873,069

	Energy – 0.7%
94,364	El Paso Energy Capital Trust I, 4.750%	4,718,200

	Midstream – 0.3%
12,537	Chesapeake Energy Corp., 5.000%(j)	537,524
160	Chesapeake Energy Corp., Series A, 5.750%, 144A(j)	83,300
3,000	Chesapeake Energy Corp., 5.750%, 144A(j)	1,586,250
30	Chesapeake Energy Corp., 5.750%(j)	15,862

		2,222,936

	REITs – Diversified – 0.0%
15	Crown Castle International Corp., Series A, 4.500%	1,695

	REITs – Mortgage – 0.3%
37,475	iStar, Inc., Series J, 4.500%	1,833,652

	Technology – 0.1%
10,979	Belden, Inc., 6.750%	1,102,621

	Total Convertible Preferred Stocks
	(Identified Cost $11,424,334)	10,942,341

Non-Convertible Preferred Stocks – 0.3%

	Banking – 0.1%
18,000	Bank of America Corp., 6.375%	460,620

	Finance Companies – 0.1%
5,300	iStar, Inc., Series F, 7.800%	129,373
2,575	iStar, Inc., Series G, 7.650%	61,954
12,475	SLM Corp., Series A, 6.970%	641,340

		832,667

	Home Construction – 0.1%
96,887	Hovnanian Enterprises, Inc., 7.625%(j)	445,680

	REITs – Warehouse/Industrials – 0.0%
3,363	ProLogis, Inc., Series Q, 8.540%	218,175

	Total Non-Convertible Preferred Stocks
	(Identified Cost $1,818,099)	1,957,142

	Total Preferred Stocks
	(Identified Cost $13,242,433)	12,899,483

Warrants – 0.0%
34,303	FairPoint Communications, Inc., Expiration on 1/24/2018 at $48.81(c)(d)(j)	—
2,917	Halcon Resources Corp., Expiration on 9/9/2020 at $14.04(d)(j)	4,451

	Total Warrants
	(Identified Cost $—)	4,451

Principal Amount (‡)

Short-Term Investments – 1.3%
$63,967	Repurchase Agreement with State Street Bank and Trust Company, dated 9/30/2016 at 0.000% to be repurchased at $63,967 on 10/03/2016 collateralized by $64,300 U.S. Treasury Note, 1.500% due 8/31/2018 valued at $65,249 including accrued interest (Note 2 of Notes to Financial Statements)	63,967
9,205,426	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2016 at 0.030% to be repurchased at $9,205,449 on 10/03/2016 collateralized by $9,390,000 U.S. Treasury Note, 0.750% due 9/30/2018 valued at $9,390,000 including accrued interest (Note 2 of Notes to Financial Statements)	9,205,426

	Total Short-Term Investments
	(Identified Cost $9,269,393)	9,269,393

	Total Investments – 98.6%
	(Identified Cost $687,079,699)(a)	704,000,743
	Other assets less liabilities—1.4%	10,187,421

	Net Assets – 100.0%	$714,188,164

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information:
	At September 30, 2016, the net unrealized appreciation on investments based on a cost of $696,195,649 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$76,886,207
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(69,081,113)

	Net unrealized appreciation	$7,805,094

(b)	Perpetual bond with no specified maturity date.
(c)	Illiquid security. (Unaudited)

See accompanying notes to financial statements.

47  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Institutional High Income Fund – continued

(d)	Fair valued security by the Fund’s investment adviser. At September 30, 2016, the value of these securities amounted to $2,654,900 or 0.4% of net assets. See Note 2 of Notes to Financial Statements.
(e)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2016, the value of these securities amounted to $10,342,136 or 1.4% of net assets. See Note 2 of Notes to Financial Statements.
(f)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(g)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(h)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.
(i)	Variable rate security. Rate as of September 30, 2016 is disclosed.
(j)	Non-income producing security.
(k)	Maturity has been extended under the terms of a plan of reorganization.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, the value of Rule 144A holdings amounted to $150,167,052 or 21.0% of net assets.
ABS	Asset-Backed Securities
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
GO	General Obligation
MTN	Medium Term Note
PIK	Payment-in-Kind
REITs	Real Estate Investment Trusts

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
ISK	Icelandic Krona
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar

Industry Summary at September 30, 2016

Treasuries	7.9%
Technology	7.7
Independent Energy	7.6
Metals & Mining	7.2
Wirelines	6.4
Healthcare	5.5
Supermarkets	4.0
Electronic Equipment, Instruments & Components	3.7
Chemicals	3.6
Finance Companies	3.5
Cable Satellite	3.3
Semiconductors & Semiconductor Equipment	3.2
Airlines	2.9
Midstream	2.6
Building Materials	2.5
Other Investments, less than 2% each	25.7
Short-Term Investments	1.3

Total Investments	98.6
Other assets less liabilities	1.4

Net Assets	100.0%

See accompanying notes to financial statements.

|  48

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Investment Grade Fixed Income Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 91.1% of Net Assets

Non-Convertible Bonds – 86.6%

	ABS Home Equity – 0.0%
$47,636	Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 5A, 2.690%, 7/25/2035(b)(c)	$43,515

	ABS Other – 3.1%
2,834,196	FAN Engine Securitization Ltd., Series 2013-1A, Class 1A, 4.625%, 10/15/2043, 144A(d)(e)	2,805,089
10,053,745	Shenton Aircraft Investment I Ltd., Series 2015-1A, Class A, 4.750%, 10/15/2042, 144A	9,790,538
554,648	Trinity Rail Leasing LP, Series 2009-1A, Class A, 6.657%, 11/16/2039, 144A	607,988
346,741	Trinity Rail Leasing LP, Series 2012-1A, Class A1, 2.266%, 1/15/2043, 144A	339,264
784,888	Trip Rail Master Funding LLC, Series 2011-1A, Class A1A, 4.370%, 7/15/2041, 144A	803,920

		14,346,799

	Aerospace & Defense – 0.2%
410,000	Textron, Inc., EMTN, 6.625%, 4/07/2020, (GBP)	604,954
340,000	TransDigm, Inc., 6.500%, 5/15/2025	354,025

		958,979

	Airlines – 1.8%
307,016	Air Canada Pass Through Trust, Series 2013-1, Class B, 5.375%, 11/15/2022, 144A	316,226
510,293	American Airlines Pass Through Trust, Series 2013-1, Class A, 4.000%, 1/15/2027	542,733
90,936	Continental Airlines Pass Through Certificates, Series 2012-2, Class B, 5.500%, 4/29/2022	95,071
839,000	Continental Airlines Pass Through Certificates, Series 2012-3, Class C, 6.125%, 4/29/2018	876,755
145,663	Continental Airlines Pass Through Trust, Series 2000-2, Class A-1, 7.707%, 10/02/2022	158,772
641,833	Continental Airlines Pass Through Trust, Series 2007-1, Class A, 5.983%, 10/19/2023	723,667
84,209	Continental Airlines Pass Through Trust, Series 2012-1, Class B, 6.250%, 10/11/2021	90,314
783,718	Delta Air Lines Pass Through Trust, Series 2007-1, Class B, 8.021%, 2/10/2024	892,498
1,736,072	Delta Air Lines Pass Through Trust, Series 2009-1, Class A, 7.750%, 6/17/2021	1,962,456

	Airlines – continued
$811,520	Delta Air Lines Pass Through Trust, Series 2010-1, Class A, 6.200%, 1/02/2020	$862,241
474,097	US Airways Pass Through Trust, Series 2011-1, Class A, 7.125%, 4/22/2025	565,360
900,574	US Airways Pass Through Trust, Series 2012-2A, Class A, 4.625%, 12/03/2026	981,625

		8,067,718

	Automotive – 2.9%
840,000	Cummins, Inc., 5.650%, 3/01/2098	938,843
10,935,000	Ford Motor Credit Co. LLC, GMTN, 4.389%, 1/08/2026	11,665,972
200,000	General Motors Co., 5.200%, 4/01/2045	208,036
340,000	General Motors Co., 6.750%, 4/01/2046	426,250

		13,239,101

	Banking – 10.9%
2,875,000	Ally Financial, Inc., 4.125%, 2/13/2022	2,907,344
130,000	Bank of America Corp., 5.420%, 3/15/2017	132,243
800,000	Bank of America Corp., 5.490%, 3/15/2019	864,354
683,000	Bank of America Corp., MTN, 3.300%, 1/11/2023	707,020
400,000	Bank of America Corp., MTN, 4.250%, 10/22/2026	424,375
750,000	Bank of America Corp., Series L, MTN, 7.625%, 6/01/2019	860,707
3,305,000	Capital One NA, 2.400%, 9/05/2019	3,357,269
1,045,000	Citigroup, Inc., 5.130%, 11/12/2019, (NZD)	797,969
3,545,000	Citigroup, Inc., 6.250%, 6/29/2017, (NZD)	2,638,966
250,000	Cooperatieve Rabobank UA, 1.700%, 3/19/2018	251,231
815,000	Cooperatieve Rabobank UA, 3.875%, 2/08/2022	891,917
4,099,000	Goldman Sachs Group, Inc. (The), 3.375%, 2/01/2018, (CAD)	3,198,748
6,050,000	Goldman Sachs Group, Inc. (The), 3.550%, 2/12/2021, (CAD)	4,880,120
660,000	Goldman Sachs Group, Inc. (The), GMTN, 5.375%, 3/15/2020	730,843
4,110,000	JPMorgan Chase & Co., 4.125%, 12/15/2026	4,385,399
300,000	JPMorgan Chase & Co., EMTN, 0.829%, 5/30/2017, (GBP)(b)	387,484
1,291,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.050%, 6/01/2034	1,521,766
665,000	Morgan Stanley, 2.500%, 1/24/2019	677,608
615,000	Morgan Stanley, 3.750%, 2/25/2023	653,187
1,215,000	Morgan Stanley, 4.350%, 9/08/2026	1,297,136
840,000	Morgan Stanley, 5.750%, 1/25/2021	957,545
1,518,000	Morgan Stanley, 8.000%, 5/09/2017, (AUD)	1,197,963

See accompanying notes to financial statements.

49  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Banking – continued
$5,992,000	Morgan Stanley, MTN, 4.100%, 5/22/2023	$6,335,108
2,202,000	Morgan Stanley, MTN, 6.250%, 8/09/2026	2,760,786
455,000	Morgan Stanley, Series F, MTN, 1.129%, 10/18/2016(b)	455,062
420,000	National City Bank of Indiana, 4.250%, 7/01/2018	438,449
905,000	Royal Bank of Scotland Group PLC, 6.000%, 12/19/2023	943,207
2,695,000	Royal Bank of Scotland Group PLC, 6.125%, 12/15/2022	2,855,660
50,000	Royal Bank of Scotland PLC (The), EMTN, 4.350%, 1/23/2017, (EUR)	56,773
304,000	Royal Bank of Scotland PLC (The), EMTN, 6.934%, 4/09/2018, (EUR)	370,584
100,000	Santander International Debt SAU, EMTN, 4.000%, 3/27/2017, (EUR)	114,512
1,500,000	Societe Generale S.A., EMTN, (fixed rate to 6/16/2018, variable rate thereafter), 8.875%, (GBP)(f)	2,138,647

		50,189,982

	Brokerage – 1.1%
3,223,000	Jefferies Group LLC, 5.125%, 1/20/2023	3,433,758
934,000	Jefferies Group LLC, 6.250%, 1/15/2036	973,487
437,000	Jefferies Group LLC, 6.450%, 6/08/2027	494,728
80,000	Jefferies Group LLC, 6.875%, 4/15/2021	93,334

		4,995,307

	Building Materials – 0.8%
1,010,000	Masco Corp., 6.500%, 8/15/2032	1,111,000
285,000	Masco Corp., 7.750%, 8/01/2029	340,575
1,712,000	Owens Corning, 7.000%, 12/01/2036	2,161,198

		3,612,773

	Cable Satellite – 0.0%
15,000	Cox Communications, Inc., 4.800%, 2/01/2035, 144A	14,864
185,000	Time Warner Cable LLC, 5.500%, 9/01/2041	197,470

		212,334

	Chemicals – 0.7%
2,995,000	INVISTA Finance LLC, 4.250%, 10/15/2019, 144A	2,980,265
140,000	Methanex Corp., 5.250%, 3/01/2022	144,603

		3,124,868

	Collateralized Mortgage Obligations – 0.1%
512,433	Federal Home Loan Mortgage Corp., REMIC, Series 2912, Class EH, 5.500%, 1/15/2035	586,337
5,423	Federal National Mortgage Association, REMIC, 7.000%, 4/25/2020(c)	5,603

		591,940

	Consumer Products – 0.1%
$459,000	Hasbro, Inc., 6.600%, 7/15/2028	$555,531

	Diversified Manufacturing – 2.3%
65,000	General Electric Co., GMTN, 3.100%, 1/09/2023	69,054
12,895,000	General Electric Co., GMTN, 4.250%, 1/17/2018, (NZD)	9,530,396
600,000	General Electric Co., Series A, GMTN, 5.500%, 2/01/2017, (NZD)	440,297
592,000	Snap-on, Inc., 6.700%, 3/01/2019	662,087

		10,701,834

	Electric – 2.7%
985,000	Allegheny Energy Supply Co. LLC, 6.750%, 10/15/2039, 144A	765,837
818,032	Bruce Mansfield Unit Pass Through Trust, 6.850%, 6/01/2034(d)(e)	416,526
468,000	Cleveland Electric Illuminating Co. (The), 5.700%, 4/01/2017	477,475
1,800,000	EDP Finance BV, 4.125%, 1/15/2020, 144A	1,865,700
2,581,000	EDP Finance BV, 4.900%, 10/01/2019, 144A	2,743,113
607,000	EDP Finance BV, 6.000%, 2/02/2018, 144A	634,533
450,000	EDP Finance BV, EMTN, 8.625%, 1/04/2024, (GBP)	796,146
683,000	Enel Finance International NV, 5.125%, 10/07/2019, 144A	749,339
1,322,000	Enel Finance International NV, 6.000%, 10/07/2039, 144A	1,598,710
531,000	Enel Finance International NV, 6.800%, 9/15/2037, 144A	701,421
875,000	Enel Finance International NV, EMTN, 5.750%, 9/14/2040, (GBP)	1,584,272

		12,333,072

	Finance Companies – 4.1%
3,826,000	Aviation Capital Group Corp., 6.750%, 4/06/2021, 144A	4,495,550
286,000	General Electric Co., Series A, MTN, 0.980%, 5/13/2024(b)	267,939
30,000	International Lease Finance Corp., 3.875%, 4/15/2018	30,713
889,000	International Lease Finance Corp., 4.625%, 4/15/2021	931,228
19,000	International Lease Finance Corp., 5.875%, 8/15/2022	21,066
2,080,000	International Lease Finance Corp., 6.250%, 5/15/2019	2,254,200
490,000	Navient LLC, 4.875%, 6/17/2019	488,163
4,297,000	Navient LLC, 5.500%, 1/25/2023	3,942,497
129,000	Navient LLC, MTN, 4.625%, 9/25/2017	130,935
159,000	Navient LLC, MTN, 5.500%, 1/15/2019	161,385
1,382,000	Navient LLC, MTN, 7.250%, 1/25/2022	1,409,640
983,000	Navient LLC, Series A, MTN, 5.625%, 8/01/2033(d)(e)	781,485
611,000	Springleaf Finance Corp., 5.250%, 12/15/2019	623,984

See accompanying notes to financial statements.

|  50

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Finance Companies – continued
$1,522,000	Springleaf Finance Corp., 7.750%, 10/01/2021	$1,596,197
611,000	Springleaf Finance Corp., 8.250%, 10/01/2023	641,550
987,000	Springleaf Finance Corp., Series J, MTN, 6.500%, 9/15/2017	1,021,545

		18,798,077

	Government Guaranteed – 1.0%
5,314,000	Japan Bank for International Cooperation (Japan), 2.300%, 3/19/2018, (CAD)	4,102,913
736,000	Queensland Treasury Corp., 7.125%, 9/18/2017, 144A, (NZD)	559,737

		4,662,650

	Government Owned – No Guarantee – 0.4%
780,000	Pertamina Persero PT, 6.450%, 5/30/2044, 144A	903,551
705,000	Petrobras Global Finance BV, 4.375%, 5/20/2023	630,623
625,000	Petrobras Global Finance BV, 5.625%, 5/20/2043	471,875

		2,006,049

	Health Insurance – 0.0%
15,000	Cigna Corp., 7.875%, 5/15/2027	20,968

	Healthcare – 1.6%
649,000	Boston Scientific Corp., 6.000%, 1/15/2020	733,163
1,520,000	HCA, Inc., 4.500%, 2/15/2027	1,529,500
4,388,000	HCA, Inc., 5.250%, 4/15/2025	4,678,705
42,000	HCA, Inc., 5.875%, 3/15/2022	46,305
232,000	HCA, Inc., MTN, 7.750%, 7/15/2036	251,430

		7,239,103

	Home Construction – 0.8%
2,536,000	PulteGroup, Inc., 6.000%, 2/15/2035	2,561,360
1,105,000	PulteGroup, Inc., 6.375%, 5/15/2033	1,151,042

		3,712,402

	Hybrid ARMs – 0.0%
25,406	FNMA, 2.423%, 2/01/2037(b)	26,422
32,869	FNMA, 3.002%, 9/01/2036(b)	34,812

		61,234

	Independent Energy – 1.5%
115,000	Anadarko Petroleum Corp., 6.375%, 9/15/2017	119,892
46,000	Chesapeake Energy Corp., 6.625%, 8/15/2020	43,298
42,000	Chesapeake Energy Corp., 6.875%, 11/15/2020	39,270
450,000	Continental Resources, Inc., 3.800%, 6/01/2024	411,750
80,000	Continental Resources, Inc., 4.500%, 4/15/2023	76,800

	Independent Energy – continued
$2,277,000	EQT Corp., 8.125%, 6/01/2019	$2,602,723
1,632,000	Equitable Resources, Inc., 6.500%, 4/01/2018	1,710,657
1,805,000	Noble Energy, Inc., 3.900%, 11/15/2024	1,840,934

		6,845,324

	Integrated Energy – 0.1%
500,000	Reliance Holdings USA, Inc., 5.400%, 2/14/2022, 144A	563,308

	Life Insurance – 2.2%
50,000	American International Group, Inc., 4.125%, 2/15/2024	53,876
71,000	American International Group, Inc., 4.875%, 6/01/2022	79,885
1,788,000	Forethought Financial Group, Inc., 8.625%, 4/15/2021, 144A(d)(e)	2,055,771
1,898,000	National Life Insurance Co., 10.500%, 9/15/2039, 144A(d)(e)	2,910,545
1,989,000	NLV Financial Corp., 7.500%, 8/15/2033, 144A(d)(e)	2,294,304
2,190,000	Penn Mutual Life Insurance Co. (The), 7.625%, 6/15/2040, 144A	2,858,519

		10,252,900

	Local Authorities – 1.5%
2,407,000	New South Wales Treasury Corp., 3.500%, 3/20/2019, (AUD)	1,922,091
3,412,400	New South Wales Treasury Corp., 6.000%, 2/01/2018, (AUD)	2,758,877
3,037,000	New South Wales Treasury Corp., Series 17RG, 5.500%, 3/01/2017, (AUD)	2,359,954

		7,040,922

	Media Entertainment – 0.5%
182,000	21st Century Fox America, Inc., 8.150%, 10/17/2036	264,111
18,220,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)	814,605
50,000	Viacom, Inc., 4.375%, 3/15/2043	45,903
845,000	Viacom, Inc., 5.250%, 4/01/2044	884,666
305,000	Viacom, Inc., 5.850%, 9/01/2043	343,993

		2,353,278

	Metals & Mining – 1.5%
319,000	ArcelorMittal, 7.250%, 2/25/2022	362,065
1,750,000	ArcelorMittal, 7.750%, 3/01/2041	1,824,375
387,000	ArcelorMittal, 8.000%, 10/15/2039	417,960
1,717,000	Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc., 6.500%, 11/15/2020	1,762,071
1,571,000	United States Steel Corp., 7.500%, 3/15/2022	1,547,435
873,000	Worthington Industries, Inc., 6.500%, 4/15/2020	970,029

		6,883,935

	Midstream – 3.1%
159,000	DCP Midstream LLC, 6.450%, 11/03/2036, 144A	154,628

See accompanying notes to financial statements.

51  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Midstream – continued
$1,330,000	Enbridge Energy Partners LP, 5.875%, 10/15/2025	$1,529,029
1,265,000	Enbridge Energy Partners LP, 7.375%, 10/15/2045	1,599,580
152,000	Florida Gas Transmission Co., 7.900%, 5/15/2019, 144A	172,419
607,000	IFM U.S. Colonial Pipeline 2 LLC, 6.450%, 5/01/2021, 144A	685,294
8,400,000	ONEOK Partners LP, 4.900%, 3/15/2025	9,036,107
55,000	ONEOK Partners LP, 6.200%, 9/15/2043	60,762
615,000	Southern Natural Gas Co., 5.900%, 4/01/2017, 144A	628,090
500,000	Williams Partners LP, 3.350%, 8/15/2022	494,945

		14,360,854

	Mortgage Related – 0.0%
424	FHLMC, 10.000%, with various maturities in 2018(g)	444
1,040	FNMA, 6.000%, 12/01/2018	1,191
1,470	GNMA, 10.000%, 5/15/2018	1,477

		3,112

	Natural Gas – 0.4%
1,518,000	NiSource Finance Corp., 6.125%, 3/01/2022	1,811,287

	Non-Agency Commercial Mortgage-Backed Securities – 2.9%
220,215	Bear Stearns Commercial Mortgage Securities, Series 2007-PW16, Class A4, 5.910%, 6/11/2040(b)	223,633
345,390	CD Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.322%, 12/11/2049	346,864
1,655,000	Commercial Mortgage Trust, Series 2014-FL5, Class SV2, 2.874%, 10/15/2031, 144A(b)(d)(e)	1,653,798
580,000	Commercial Mortgage Trust, Series 2014-FL5, Class SV3, 3.474%, 10/15/2031, 144A(b)(d)(e)	579,307
505,000	Commercial Mortgage Trust, Series 2014-FL5, Class SV4, 4.674%, 10/15/2031, 144A(b)(d)(e)	505,142
1,694,749	Credit Suisse Mortgage Capital Certificates, Series 2007-C3, Class A4, 5.881%, 6/15/2039(b)	1,712,429
999,909	Credit Suisse Mortgage Capital Certificates, Series 2007-C4, Class A4, 6.134%, 9/15/2039(b)	1,022,619
356,657	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040(b)	364,839
897,354	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049	921,065

	Non-Agency Commercial Mortgage-Backed Securities – continued
$231,160	GS Mortgage Securities Trust, Series 2007-GG10, Class A4, 5.988%, 8/10/2045(b)	$234,648
410,929	Institutional Mortgage Securities Canada, Inc., Series 2014-5A, Class A1, 2.003%, 7/12/2047, 144A, (CAD)	310,746
778,163	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LD11, Class A4, 5.940%, 6/15/2049(b)	788,872
500,340	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX, Class A3, 5.420%, 1/15/2049	504,065
189,790	Morgan Stanley Capital I Trust, Series 2007-IQ14, Class A4, 5.692%, 4/15/2049(b)	191,856
491,608	Morgan Stanley Capital I Trust, Series 2008-T29, Class A4, 6.477%, 1/11/2043(b)	514,565
3,515,000	Original Wempi, Inc., 4.309%, 2/13/2024, (CAD)	2,900,843
303,664	Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A5, 5.342%, 12/15/2043	305,602
94,890	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class D, 5.813%, 3/15/2044, 144A(b)	99,520

		13,180,413

	Oil Field Services – 0.2%
827,000	Rowan Cos., Inc., 7.875%, 8/01/2019	882,822

	Packaging – 0.4%
1,660,000	Sealed Air Corp., 5.500%, 9/15/2025, 144A	1,780,350

	Paper – 0.3%
704,000	Georgia-Pacific LLC, 7.250%, 6/01/2028	952,959
175,000	WestRock MWV LLC, 7.550%, 3/01/2047(d)(e)	224,342
133,000	WestRock MWV LLC, 8.200%, 1/15/2030	181,353

		1,358,654

	Property & Casualty Insurance – 1.1%
87,000	MBIA Insurance Corp., 11.940%, 1/15/2033, 144A(b)(h)	34,800
1,640,000	Old Republic International Corp., 4.875%, 10/01/2024	1,773,312
167,000	Sirius International Group, 6.375%, 3/20/2017, 144A	169,646
1,530,000	XLIT Ltd., 6.250%, 5/15/2027	1,847,778
1,211,000	XLIT Ltd., 6.375%, 11/15/2024	1,442,988

		5,268,524

See accompanying notes to financial statements.

|  52

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Railroads – 0.0%
$144,000	Missouri Pacific Railroad Co., 5.000%, 1/01/2045(d)(e)	$140,802

	REITs – Office Property – 0.2%
816,000	Highwoods Properties, Inc., 7.500%, 4/15/2018	882,286
61,000	Highwoods Realty LP, 5.850%, 3/15/2017	62,096

		944,382

	REITs – Single Tenant – 0.1%
109,000	Realty Income Corp., 5.750%, 1/15/2021	124,260
270,000	Realty Income Corp., 6.750%, 8/15/2019	306,962

		431,222

	Restaurants – 0.1%
463,000	Darden Restaurants, Inc., 6.000%, 8/15/2035	505,062

	Retailers – 0.0%
66,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	56,760

	Sovereigns – 2.2%
2,429,000	Republic of Iceland, 5.875%, 5/11/2022, 144A	2,853,735
2,806,000	U.S. Department of Housing and Urban Development, 1.980%, 8/01/2020	2,881,594
1,851,000	U.S. Department of Housing and Urban Development, 2.350%, 8/01/2021	1,935,072
2,244,000	U.S. Department of Housing and Urban Development, 2.450%, 8/01/2022	2,360,037

		10,030,438

	Supermarkets – 0.6%
171,000	Koninklijke Ahold Delhaize NV, 5.700%, 10/01/2040	206,978
272,000	New Albertson’s, Inc., 7.450%, 8/01/2029	266,560
230,000	New Albertson’s, Inc., 7.750%, 6/15/2026	229,137
1,017,000	New Albertson’s, Inc., 8.000%, 5/01/2031	1,003,016
167,000	New Albertson’s, Inc., 8.700%, 5/01/2030	169,505
65,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	59,800
1,063,000	SUPERVALU, Inc., 6.750%, 6/01/2021	993,905

		2,928,901

	Supranational – 0.5%
3,321,000	Inter-American Development Bank, EMTN, 6.000%, 12/15/2017, (NZD)	2,519,468

	Technology – 1.9%
$2,706,000	Corning, Inc., 7.250%, 8/15/2036	$3,354,206
2,695,000	Ingram Micro, Inc., 5.250%, 9/01/2017	2,772,611
990,000	KLA-Tencor Corp., 5.650%, 11/01/2034	1,102,208
37,000	Motorola Solutions, Inc., 6.625%, 11/15/2037	38,328
228,000	Samsung Electronics Co. Ltd., 7.700%, 10/01/2027, 144A	290,892
1,125,000	Western Digital Corp., 7.375%, 4/01/2023, 144A	1,237,500

		8,795,745

	Transportation Services – 0.3%
76,000	APL Ltd., 8.000%, 1/15/2024(d)(e)	50,160
419,145	Atlas Air Pass Through Trust, Series 1998-1, Class B, 7.680%, 1/02/2018(c)	426,481
717,000	ERAC USA Finance LLC, 6.700%, 6/01/2034, 144A	951,108

		1,427,749

	Treasuries – 25.1%
8,301,000	Canadian Government, 0.250%, 5/01/2017, (CAD)	6,317,226
30,366,000	Canadian Government, 0.750%, 9/01/2020, (CAD)	23,307,488
26,800,000	Canadian Government, 1.750%, 9/01/2019, (CAD)	21,149,928
62,675,000	Iceland Government International Bond, 6.000%, 10/13/2016, (ISK)	373,010
51,425,000	Iceland Government International Bond, 7.250%, 10/26/2022, (ISK)	338,242
87,450,000	Iceland Government International Bond, 8.750%, 2/26/2019, (ISK)	561,137
255,000(††)	Mexican Fixed Rate Bonds, Series M, 7.750%, 5/29/2031, (MXN)	1,487,624
265,000(††)	Mexican Fixed Rate Bonds, Series M-20, 7.500%, 6/03/2027, (MXN)	1,511,837
737,400(††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	4,275,469
175,000(††)	Mexican Fixed Rate Bonds, Series M-20, 8.500%, 5/31/2029, (MXN)	1,078,517
1,165,000(††)	Mexican Fixed Rate Bonds, Series M-20, 10.000%, 12/05/2024, (MXN)	7,590,268
1,675,000	New Zealand Government Bond, 5.000%, 3/15/2019, (NZD)	1,309,237
10,896,000	Norway Government Bond, 3.750%, 5/25/2021, 144A, (NOK)	1,538,900
28,844,000	Norway Government Bond, 4.250%, 5/19/2017, 144A, (NOK)	3,690,665
15,641,000	Norway Government Bond, 4.500%, 5/22/2019, 144A, (NOK)	2,147,962
3,986,000	Republic of Brazil, 8.500%, 1/05/2024, (BRL)	1,132,195
20,000,000	U.S. Treasury Note, 0.750%, 10/31/2017	20,014,060

See accompanying notes to financial statements.

53  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Treasuries – continued
$13,000,000	U.S. Treasury Note, 0.750%, 4/30/2018	$13,001,521
5,000,000	U.S. Treasury Note, 0.750%, 9/30/2018	4,998,440

		115,823,726

	Wireless – 0.2%
10,630,000	America Movil SAB de CV, 6.450%, 12/05/2022, (MXN)	533,974
178,000	Sprint Capital Corp., 6.875%, 11/15/2028	167,097
66,000	Sprint Communications, Inc., 6.000%, 11/15/2022	61,215
25,000	Sprint Corp., 7.125%, 6/15/2024	24,375

		786,661

	Wirelines – 5.1%
1,985,000	AT&T, Inc., 2.625%, 12/01/2022	2,000,737
1,585,000	AT&T, Inc., 3.000%, 2/15/2022	1,636,566
1,860,000	AT&T, Inc., 3.950%, 1/15/2025	1,974,403
1,518,000	BellSouth Telecommunications LLC, 5.850%, 11/15/2045	1,568,216
186,000	CenturyLink, Inc., Series G, 6.875%, 1/15/2028	179,258
1,719,000	CenturyLink, Inc., Series P, 7.600%, 9/15/2039	1,495,530
926,000	Embarq Corp., 7.995%, 6/01/2036	937,094
228,000	Portugal Telecom International Finance BV, EMTN, 4.500%, 6/16/2025, (EUR)(h)	58,908
100,000	Portugal Telecom International Finance BV, EMTN, 5.000%, 11/04/2019, (EUR)(h)	25,837
380,000	Qwest Capital Funding, Inc., 6.500%, 11/15/2018	401,850
1,856,000	Qwest Corp., 6.875%, 9/15/2033	1,850,243
1,427,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	1,413,087
150,000	Telefonica Emisiones SAU, 4.570%, 4/27/2023	166,821
300,000	Telefonica Emisiones SAU, EMTN, 5.289%, 12/09/2022, (GBP)	473,304
1,000,000	Telefonica Emisiones SAU, EMTN, 5.375%, 2/02/2026, (GBP)	1,660,380
400,000	Telefonica Emisiones SAU, EMTN, 5.445%, 10/08/2029, (GBP)	698,899
6,725,000	Verizon Communications, Inc., 2.450%, 11/01/2022	6,829,910

		23,371,043

	Total Non-Convertible Bonds
	(Identified Cost $396,241,005)	399,821,878

Convertible Bonds – 4.0%

	Midstream – 0.0%
170,000	Chesapeake Energy Corp., 2.500%, 5/15/2037	168,938

	Property & Casualty Insurance – 1.8%
$6,829,000	Old Republic International Corp., 3.750%, 3/15/2018	$8,199,068

	Technology – 2.2%
3,568,000	Intel Corp., 3.250%, 8/01/2039	6,524,980
402,000	Lam Research Corp., Series B, 1.250%, 5/15/2018	639,934
2,615,000	Priceline Group, Inc. (The), 0.900%, 9/15/2021	2,807,856

		9,972,770

	Total Convertible Bonds
	(Identified Cost $13,440,120)	18,340,776

Municipals – 0.5%

	Illinois – 0.1%
315,000	State of Illinois, 5.100%, 6/01/2033	303,660

	Michigan – 0.1%
715,000	Michigan Tobacco Settlement Finance Authority Taxable Turbo, Series A, 7.309%, 6/01/2034	701,651

	Virginia – 0.3%
1,595,000	Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046	1,369,913

	Total Municipals
	(Identified Cost $2,548,668)	2,375,224

	Total Bonds and Notes
	(Identified Cost $412,229,793)	420,537,878

Senior Loans – 0.4%

	Finance Companies – 0.4%
1,878,922	Flying Fortress, Inc., New Term Loan, 3.588%, 4/30/2020 (b) (Identified Cost $1,877,230)	1,889,256

Shares

Common Stocks – 4.6%

	Automobiles – 0.2%
91,715	Ford Motor Co.	1,107,000

	Chemicals – 0.1%
3,363	PPG Industries, Inc.	347,599

	Electronic Equipment, Instruments & Components – 3.7%
721,200	Corning, Inc.	17,056,380

	Metals & Mining – 0.1%
84,025	ArcelorMittal, (Registered)(h)	507,511

See accompanying notes to financial statements.

|  54

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Investment Grade Fixed Income Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Oil, Gas & Consumable Fuels – 0.5%
64,896	Repsol YPF S.A., Sponsored ADR	$885,831
26,419	Royal Dutch Shell PLC, Sponsored ADR	1,322,799

		2,208,630

	Total Common Stocks
	(Identified Cost $14,367,967)	21,227,120

Preferred Stocks – 0.7%

Convertible Preferred Stocks – 0.6%

	Banking – 0.2%
714	Bank of America Corp., Series L, 7.250%	871,680

	Energy – 0.2%
15,775	El Paso Energy Capital Trust I, 4.750%	788,750

	Metals & Mining – 0.2%
31,440	Alcoa, Inc., Series 1, 5.375%	1,027,773

	Midstream – 0.0%
4,353	Chesapeake Energy Corp., 5.000%(h)	186,635

	Total Convertible Preferred Stocks
	(Identified Cost $3,134,105)	2,874,838

Non-Convertible Preferred Stocks – 0.1%

	Electric – 0.1%
213	Connecticut Light & Power Co., 2.200%	11,063
2,360	Union Electric Co., 4.500%	238,596

		249,659

	Total Non-Convertible Preferred Stocks
	(Identified Cost $131,140)	249,659

	Total Preferred Stocks
	(Identified Cost $3,265,245)	3,124,497

Principal Amount (‡)	Description	Value (†)

Short-Term Investments – 3.4%
$15,542,796	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2016 at 0.030% to be repurchased at $15,542,835 on 10/03/2016 collateralized by $15,680,000 U.S.Treasury Note, 1.500% due 3/31/2023 valued at $15,856,400 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $15,542,796)	$15,542,796

	Total Investments – 100.2%
	(Identified Cost $447,283,031)(a)	462,321,547
	Other assets less liabilities—(0.2)%	(892,763)

	Net Assets – 100.0%	$461,428,784

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information:
	At September 30, 2016, the net unrealized appreciation on investments based on a cost of $450,585,021 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$38,263,642
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(26,527,116)

	Net unrealized appreciation	$11,736,526

(b)	Variable rate security. Rate as of September 30, 2016 is disclosed.
(c)	Fair valued by the Fund’s adviser. At September 30, 2016, the value of this security amounted to $475,599 or 0.1% of net assets. See Note 2 of Notes to Financial Statements.
(d)	Illiquid security. (Unaudited)
(e)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2016, the value of these securities amounted to $14,417,271 or 3.1% of net assets. See Note 2 of Notes to Financial Statements.
(f)	Perpetual bond with no specified maturity date.
(g)	The Fund’s investment in mortgage related securities of Federal Home Loan Mortgage Corporation are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(h)	Non-income producing security.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, the value of Rule 144A holdings amounted to $62,842,594 or 13.6% of net assets.
ABS	Asset-Backed Securities
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
ARMs	Adjustable Rate Mortgages
EMTN	Euro Medium Term Note
FHLMC	Federal Home Loan Mortgage Corp.

See accompanying notes to financial statements.

55  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Investment Grade Fixed Income Fund – continued

FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
GNMA	Government National Mortgage Association
MTN	Medium Term Note
REITs	Real Estate Investment Trusts
REMIC	Real Estate Mortgage Investment Conduit

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
ISK	Icelandic Krona
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar

Industry Summary at September 30, 2016

Treasuries	25.1%
Banking	11.1
Wirelines	5.1
Finance Companies	4.5
Technology	4.1
Electronic Equipment, Instruments & Components	3.7
Midstream	3.1
ABS Other	3.1
Property & Casualty Insurance	2.9
Automotive	2.9
Non-Agency Commercial Mortgage-Backed Securities	2.9
Electric	2.8
Diversified Manufacturing	2.3
Life Insurance	2.2
Sovereigns	2.2
Other Investments, less than 2% each	18.8
Short-Term Investments	3.4

Total Investments	100.2
Other assets less liabilities	(0.2)

Net Assets	100.0%

Currency Exposure Summary at September 30, 2016

United States Dollar	72.3%
Canadian Dollar	14.5
New Zealand Dollar	3.9
Mexican Peso	3.5
Other, less than 2% each	6.0

Total Investments	100.2
Other assets less liabilities	(0.2)

Net Assets	100.0%

See accompanying notes to financial statements.

|  56

Statements of Assets and Liabilities

September 30, 2016

	Fixed Income Fund	Global Bond Fund	Inflation Protected Securities Fund
ASSETS
Investments at cost	$1,161,152,972	$1,230,468,807	$30,224,598
Net unrealized appreciation	21,871,392	1,413,747	918,018

Investments at value	1,183,024,364	1,231,882,554	31,142,616
Cash	4,119,210	—	—
Due from brokers (Note 2)	—	1,319,827	45,000
Foreign currency at value (identified cost $168,225, $13,455,397 and $0, respectively)	168,502	13,432,385	—
Receivable for Fund shares sold	—	3,261,982	132,160
Receivable for securities sold	49,627	27,088,704	—
Receivable for when-issued/delayed delivery securities sold (Note 2)	—	70,882,464	—
Collateral received for delayed delivery securities or forward foreign currency contracts (Notes 2 and 4)	—	1,810,000	—
Dividends and interest receivable	14,911,588	9,627,989	62,461
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	2,204,589	—
Tax reclaims receivable	22,309	4,082	—
Receivable for variation margin on futures contracts (Note 2)	—	285,378	7,031
Prepaid expenses (Note 8)	5,144	6,497	112

TOTAL ASSETS	1,202,300,744	1,361,806,451	31,389,380

LIABILITIES
Payable for securities purchased	—	6,746,848	—
Payable for when-issued/delayed delivery securities purchased (Note 2)	—	127,494,744	—
Payable for Fund shares redeemed	—	1,343,829	10,639
Unrealized depreciation on forward foreign currency contracts (Note 2)	—	1,538,570	—
Foreign taxes payable (Note 2)	—	18,165	—
Due to brokers (Note 2)	—	1,810,000	—
Distributions payable	—	—	42,299
Management fees payable (Note 6)	505,587	547,409	16,695
Deferred Trustees’ fees (Note 6)	168,353	261,171	87,480
Administrative fees payable (Note 6)	43,895	44,185	1,121
Payable to distributor (Note 6d)	—	22,267	266
Other accounts payable and accrued expenses	74,204	176,216	53,746

TOTAL LIABILITIES	792,039	140,003,404	212,246

NET ASSETS	$1,201,508,705	$1,221,803,047	$31,177,134

NET ASSETS CONSIST OF:
Paid-in capital	$1,164,076,419	$1,226,233,659	$32,775,269
Undistributed (Distributions in excess of) net investment income/Accumulated net investment loss	19,210,462	(1,709,790)	(129,717)
Accumulated net realized loss on investments, futures contracts, swaptions written and foreign currency transactions	(3,613,138)	(5,064,619)	(2,380,721)
Net unrealized appreciation on investments, futures contracts, swaptions written and foreign currency translations	21,834,962	2,343,797	912,303

NET ASSETS	$1,201,508,705	$1,221,803,047	$31,177,134

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$1,201,508,705	$822,992,767	$29,655,271

Shares of beneficial interest	88,861,821	49,973,715	2,788,136

Net asset value, offering and redemption price per share	$13.52	$16.47	$10.64

Retail Class:
Net assets	$—	$350,915,125	$1,521,863

Shares of beneficial interest	—	21,621,524	143,270

Net asset value, offering and redemption price per share	$—	$16.23	$10.62

Class N shares:
Net assets	$—	$47,895,155	$—

Shares of beneficial interest	—	2,902,975	—

Net asset value, offering and redemption price per share	$—	$16.50	$—

See accompanying notes to financial statements.

57  |

Statements of Assets and Liabilities – continued

September 30, 2016

	Institutional High Income Fund	Investment Grade Fixed Income Fund
ASSETS
Investments at cost	$687,079,699	$447,283,031
Net unrealized appreciation	16,921,044	15,038,516

Investments at value	704,000,743	462,321,547
Cash	273,524	16,806
Foreign currency at value (identified cost $11 and $85,505, respectively)	11	85,645
Receivable for Fund shares sold	500,000	—
Receivable for securities sold	145,795	—
Dividends and interest receivable	9,834,756	4,363,181
Tax reclaims receivable	5,882	6,146
Prepaid expenses (Note 8)	2,717	2,061

TOTAL ASSETS	714,763,428	466,795,386

LIABILITIES
Payable for securities purchased	—	4,999,137
Management fees payable (Note 6)	362,230	160,809
Deferred Trustees’ fees (Note 6)	120,502	125,379
Administrative fees payable (Note 6)	25,923	16,802
Payable to distributor (Note 6d)	78	—
Other accounts payable and accrued expenses	66,531	64,475

TOTAL LIABILITIES	575,264	5,366,602

NET ASSETS	$714,188,164	$461,428,784

NET ASSETS CONSIST OF:
Paid-in capital	$679,551,990	$442,720,790
Undistributed (Distributions in excess of) net investment income	20,278,507	(1,030,169)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(2,549,720)	4,718,612
Net unrealized appreciation on investments and foreign currency translations	16,907,387	15,019,551

NET ASSETS	$714,188,164	$461,428,784

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$714,188,164	$461,428,784

Shares of beneficial interest	104,916,981	37,144,461

Net asset value, offering and redemption price per share	$6.81	$12.42

See accompanying notes to financial statements.

|  58

Statements of Operations

For the Year Ended September 30, 2016

	Fixed Income Fund	Global Bond Fund	Inflation Protected Securities Fund
INVESTMENT INCOME
Interest	$57,209,616	$43,365,363	$394,103
Dividends	3,943,478	239,344	—
Less net foreign taxes withheld	(98,981)	(127,229)	—

	61,054,113	43,477,478	394,103

Expenses
Management fees (Note 6)	6,044,882	8,556,500	73,113
Distribution fees (Note 6)	—	967,737	11,452
Administrative fees (Note 6)	532,869	665,846	12,892
Trustees’ fees and expenses (Note 6)	51,220	61,425	23,167
Transfer agent fees and expenses (Notes 6 and 7)	5,213	2,476,264	31,633
Audit and tax services fees	57,299	55,233	46,848
Custodian fees and expenses	73,461	177,931	7,187
Legal fees	20,099	25,954	516
Registration fees	30,998	82,443	40,201
Shareholder reporting expenses	4,230	212,831	5,195
Miscellaneous expenses (Note 8)	40,133	95,492	9,705

Total expenses	6,860,404	13,377,656	261,909
Less waiver and/or expense reimbursement (Note 6)	—	(1,067,719)	(133,392)

Net expenses	6,860,404	12,309,937	128,517

Net investment income	54,193,709	31,167,541	265,586

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, SWAPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	(14,889,348)	(71,747,471)	(358,607)
Futures contracts	—	(3,819,963)	(15,889)
Swaptions written	—	—	34,250
Foreign currency transactions	156,209	4,027,388	—
Net change in unrealized appreciation (depreciation) on:
Investments	71,275,756	175,697,358	1,907,677
Futures contracts	—	1,625,312	(5,715)
Swaptions written	—	—	(15,958)
Foreign currency translations	75,294	(3,065,368)	—

Net realized and unrealized gain on investments, futures contracts, swaptions written and foreign currency transactions	56,617,911	102,717,256	1,545,758

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$110,811,620	$133,884,797	$1,811,344

See accompanying notes to financial statements.

59  |

Statements of Operations – continued

For the Year Ended September 30, 2016

	Institutional High Income Fund	Investment Grade Fixed Income Fund
INVESTMENT INCOME
Interest	$39,738,327	$20,151,640
Dividends	2,820,087	826,516
Less net foreign taxes withheld	(47,973)	(25,850)

	42,510,441	20,952,306

Expenses
Management fees (Note 6)	3,896,072	1,995,995
Administrative fees (Note 6)	286,319	219,840
Trustees’ fees and expenses (Note 6)	37,659	34,427
Transfer agent fees and expenses (Notes 6 and 7)	13,042	2,617
Audit and tax services fees	53,104	56,720
Custodian fees and expenses	59,889	34,441
Legal fees	10,590	8,262
Registration fees	23,473	27,373
Shareholder reporting expenses	3,030	2,282
Miscellaneous expenses (Note 8)	25,441	23,383

Total expenses	4,408,619	2,405,340

Net investment income	38,101,822	18,546,966

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	1,187,433	(1,434,270)
Foreign currency transactions	(66,101)	(60,960)
Net change in unrealized appreciation (depreciation) on:
Investments	43,629,819	19,781,126
Foreign currency translations	10,793	31,405

Net realized and unrealized gain on investments and foreign currency transactions	44,761,944	18,317,301

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$82,863,766	$36,864,267

See accompanying notes to financial statements.

|  60

Statements of Changes in Net Assets

	Fixed Income Fund		Global Bond Fund
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2016	Year Ended September 30, 2015
FROM OPERATIONS:
Net investment income	$54,193,709	$60,526,080	$31,167,541	$41,044,407
Net realized gain (loss) on investments, futures contracts and foreign currency transactions	(14,733,139)	16,668,733	(71,540,046)	(50,222,329)
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	71,351,050	(161,324,372)	174,257,302	(104,977,581)

Net increase (decrease) in net assets resulting from operations	110,811,620	(84,129,559)	133,884,797	(114,155,503)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	(55,935,164)	(62,823,544)	—	(13,369,024)
Retail Class	—	—	—	(5,236,847)
Class N	—	—	—	(249,121)
Net realized capital gains
Institutional Class	(20,555,156)	(52,933,321)	—	(14,810,093)
Retail Class	—	—	—	(6,158,675)
Class N	—	—	—	(266,282)

Total distributions	(76,490,320)	(115,756,865)	—	(40,090,042)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	(103,275,850)	66,423,160	(681,545,914)	(340,547,779)

Net decrease in net assets	(68,954,550)	(133,463,264)	(547,661,117)	(494,793,324)
NET ASSETS
Beginning of the year	1,270,463,255	1,403,926,519	1,769,464,164	2,264,257,488

End of the year	$1,201,508,705	$1,270,463,255	$1,221,803,047	$1,769,464,164

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME/ACCUMULATED NET INVESTMENT LOSS	$19,210,462	$35,400,813	$(1,709,790)	$(21,063,941)

See accompanying notes to financial statements.

61  |

Statements of Changes in Net Assets – continued

	Inflation Protected Securities Fund		Institutional High Income Fund
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2016	Year Ended September 30, 2015
FROM OPERATIONS:
Net investment income	$265,586	$218,436	$38,101,822	$35,878,007
Net realized gain (loss) on investments, futures contracts, swaptions written and foreign currency transactions	(340,246)	(532,097)	1,121,332	18,138,284
Net change in unrealized appreciation (depreciation) on investments, futures contracts, swaptions written and foreign currency translations	1,886,004	(289,533)	43,640,612	(110,679,582)

Net increase (decrease) in net assets resulting from operations	1,811,344	(603,194)	82,863,766	(56,663,291)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	(347,784)	(150,516)	(38,822,138)	(35,993,409)
Retail Class	(16,091)	(93,557)	—	—
Net realized capital gains
Institutional Class	—	—	(20,172,827)	(30,161,602)
Paid-in capital
Institutional Class	(21,528)	—	—	—
Retail Class	(575)	—	—	—

Total distributions	(385,978)	(244,073)	(58,994,965)	(66,155,011)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	(13,146,542)	13,565,630	59,897,205	59,907,686

Net increase (decrease) in net assets	(11,721,176)	12,718,363	83,766,006	(62,910,616)
NET ASSETS
Beginning of the year	42,898,310	30,179,947	630,422,158	693,332,774

End of the year	$31,177,134	$42,898,310	$714,188,164	$630,422,158

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$(129,717)	$(33,820)	$20,278,507	$21,352,219

See accompanying notes to financial statements.

|  62

Statements of Changes in Net Assets – continued

	Investment Grade Fixed Income Fund
	Year Ended September 30, 2016	Year Ended September 30, 2015
FROM OPERATIONS:
Net investment income	$18,546,966	$20,815,759
Net realized gain (loss) on investments and foreign currency transactions	(1,495,230)	3,141,130
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	19,812,531	(46,423,266)

Net increase (decrease) in net assets resulting from operations	36,864,267	(22,466,377)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	(9,226,102)	(22,346,530)
Net realized capital gains
Institutional Class	(5,935,580)	(5,521,716)

Total distributions	(15,161,682)	(27,868,246)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	(121,681,227)	135,152

Net decrease in net assets	(99,978,642)	(50,199,471)
NET ASSETS
Beginning of the year	561,407,426	611,606,897

End of the year	$461,428,784	$561,407,426

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(1,030,169)	$(1,673,007)

See accompanying notes to financial statements.

63  |

Financial Highlights

For a share outstanding throughout each period.

	Fixed Income Fund – Institutional Class
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of the period	$13.16	$15.22	$14.97	$14.83	$13.69

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.58	0.60	0.65	0.69	0.72
Net realized and unrealized gain (loss)	0.61	(1.46)	0.57	0.27	1.31

Total from Investment Operations	1.19	(0.86)	1.22	0.96	2.03

LESS DISTRIBUTIONS FROM:
Net investment income	(0.61)	(0.65)	(0.76)	(0.74)	(0.84)
Net realized capital gains	(0.22)	(0.55)	(0.21)	(0.08)	(0.05)

Total Distributions	(0.83)	(1.20)	(0.97)	(0.82)	(0.89)

Net asset value, end of the period	$13.52	$13.16	$15.22	$14.97	$14.83

Total return	9.72%	(5.96)%	8.51%	6.71%	15.79%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,201,509	$1,270,463	$1,403,927	$1,192,028	$1,134,935
Net expenses	0.57%	0.57%	0.57%	0.57%	0.57%
Gross expenses	0.57%	0.57%	0.57%	0.57%	0.57%
Net investment income	4.48%	4.29%	4.31%	4.64%	5.10%
Portfolio turnover rate	14%	15%	26%	18%	17%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.

	Global Bond Fund – Institutional Class
	Year Ended September 30, 2016		Year Ended September 30, 2015		Year Ended September 30, 2014		Year Ended September 30, 2013		Year Ended September 30, 2012
Net asset value, beginning of the period	$15.00		$16.13		$16.56		$17.36		$16.52

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.33		0.32		0.34		0.33		0.44
Net realized and unrealized gain (loss)	1.14		(1.16)		(0.08)		(0.70)		1.05

Total from Investment Operations	1.47		(0.84)		0.26		(0.37)		1.49

LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.14)		(0.51)		(0.43)		(0.65)
Net realized capital gains	—		(0.15)		(0.18)		—		—

Total Distributions	—		(0.29)		(0.69)		(0.43)		(0.65)

Net asset value, end of the period	$16.47		$15.00		$16.13		$16.56		$17.36

Total return	9.80	%(b)	(5.31	)%(b)	1.57	%(b)	(2.14	)%(b)	9.45%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$822,993		$1,289,885		$1,553,641		$1,669,103		$1,629,719
Net expenses	0.75	%(c)	0.75	%(c)	0.75	%(c)	0.75	%(c)	0.72%
Gross expenses	0.83%		0.78%		0.77%		0.78%		0.72%
Net investment income	2.13%		2.07%		2.03%		1.96%		2.64%
Portfolio turnover rate	120%		117%		143%		185	%(d)	102%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	The variation in the Fund’s turnover rate from 2012 to 2013 is due to an increase in TBA transactions. See Note 2 of Notes to Financial Statements.

See accompanying notes to financial statements.

|  64

Financial Highlights – continued

For a share outstanding throughout each period.

	Global Bond Fund – Retail Class
	Year Ended September 30, 2016		Year Ended September 30, 2015		Year Ended September 30, 2014	Year Ended September 30, 2013		Year Ended September 30, 2012
Net asset value, beginning of the period	$14.82		$15.97		$16.40	$17.20		$16.37

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.29		0.28		0.29	0.29		0.40
Net realized and unrealized gain (loss)	1.12		(1.15)		(0.07)	(0.70)		1.04

Total from Investment Operations	1.41		(0.87)		0.22	(0.41)		1.44

LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.13)		(0.47)	(0.39)		(0.61)
Net realized capital gains	—		(0.15)		(0.18)	—		—

Total Distributions	—		(0.28)		(0.65)	(0.39)		(0.61)

Net asset value, end of the period	$16.23		$14.82		$15.97	$16.40		$17.20

Total return	9.51	%(b)	(5.56	)%(b)	1.35%	(2.39)%		9.20%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$350,915		$447,304		$682,624	$798,335		$995,211
Net expenses	1.00	%(c)	1.00	%(c)	0.98%	0.98%		0.97%
Gross expenses	1.08%		1.03%		0.98%	0.98%		0.97%
Net investment income	1.87%		1.81%		1.80%	1.72%		2.43%
Portfolio turnover rate	120%		117%		143%	185	%(d)	102%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	The variation in the Fund’s turnover rate from 2012 to 2013 is due to an increase in TBA transactions. See Note 2 of Notes to Financial Statements.

	Global Bond Fund – Class N
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014		Period Ended September 30, 2013*
Net asset value, beginning of the period	$15.01	$16.13	$16.56		$17.18

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.34	0.34	0.36		0.22
Net realized and unrealized gain (loss)	1.15	(1.17)	(0.08)		(0.56)

Total from Investment Operations	1.49	(0.83)	0.28		(0.34)

LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.14)	(0.53)		(0.28)
Net realized capital gains	—	(0.15)	(0.18)		—

Total Distributions	—	(0.29)	(0.71)		(0.28)

Net asset value, end of the period	$16.50	$15.01	$16.13		$16.56

Total return	9.93%	(5.22)%	1.70%		(1.97	)%(b)(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$47,895	$32,275	$27,993		$550
Net expenses	0.66%	0.63%	0.63	%(d)	0.70	%(e)(f)
Gross expenses	0.66%	0.63%	0.63	%(d)	0.83	%(f)
Net investment income	2.19%	2.20%	2.16%		2.01	%(f)
Portfolio turnover rate	120%	117%	143%		185%

*	From commencement of Class operations on February 1, 2013 through September 30, 2013.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Periods less than one year are not annualized.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Includes fee/expense recovery of 0.01%.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

65  |

Financial Highlights – continued

For a share outstanding throughout each period.

	Inflation Protected Securities Fund – Institutional Class
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014		Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of the period	$10.17	$10.33	$10.64		$12.18	$11.58

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.12	0.06	0.15		0.09	0.11
Net realized and unrealized gain (loss)	0.49	(0.15)	(0.16)		(0.74)	0.92

Total from Investment Operations	0.61	(0.09)	(0.01)		(0.65)	1.03

LESS DISTRIBUTIONS FROM:
Net investment income	(0.13)	(0.07)	(0.20)		(0.19)	(0.28)
Net realized capital gains	—	—	(0.10)		(0.70)	(0.15)
Paid-in capital	(0.01)	—	—		—	—

Total Distributions	(0.14)	(0.07)	(0.30)		(0.89)	(0.43)

Net asset value, end of the period	$10.64	$10.17	$10.33		$10.64	$12.18

Total return(b)	6.00%	(0.92)%	(0.02)%		(5.70)%	9.01%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$29,655	$23,696	$24,480		$18,434	$23,771
Net expenses(c)	0.40%	0.40%	0.40%		0.40%	0.40%
Gross expenses	0.86%	0.80%	0.91%		0.91%	0.85%
Net investment income	1.16%	0.62%	1.41%		0.75%	0.95%
Portfolio turnover rate	61%	135%	206	%(d)	56%	166%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	The variation in the Fund’s turnover rate from 2013 to 2014 was primarily due to portfolio repositioning, as well as fluctuation in the level of fund assets due to shareholder flows.

	Inflation Protected Securities Fund – Retail Class
	Year Ended September 30, 2016		Year Ended September 30, 2015	Year Ended September 30, 2014		Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of the period	$10.14		$10.31	$10.61		$12.15	$11.56

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.05)		0.08	0.14		(0.05)	0.04
Net realized and unrealized gain (loss)	0.60		(0.20)	(0.16)		(0.64)	0.96

Total from Investment Operations	0.55		(0.12)	(0.02)		(0.69)	1.00

LESS DISTRIBUTIONS FROM:
Net investment income	(0.07)		(0.05)	(0.18)		(0.15)	(0.26)
Net realized capital gains	—		—	(0.10)		(0.70)	(0.15)
Paid-in capital	(0.00	)(e)	—	—		—	—

Total Distributions	(0.07)		(0.05)	(0.28)		(0.85)	(0.41)

Net asset value, end of the period	$10.62		$10.14	$10.31		$10.61	$12.15

Total return(b)	5.47%		(1.17)%	(0.15)%		(6.04)%	8.71%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,522		$19,203	$5,700		$3,499	$3,169
Net expenses(c)	0.65%		0.65%	0.65%		0.65%	0.65%
Gross expenses	1.07%		1.03%	1.19%		1.23%	1.23%
Net investment income (loss)	(0.47)%		0.75%	1.36%		(0.44)%	0.35%
Portfolio turnover rate	61%		135%	206	%(d)	56%	166%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	The variation in the Fund’s turnover rate from 2013 to 2014 was primarily due to portfolio repositioning, as well as fluctuation in the level of fund assets due to shareholder flows.
(e)	Amount rounds to less than $0.01 per share.

See accompanying notes to financial statements.

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Financial Highlights – continued

For a share outstanding throughout each period.

	Institutional High Income Fund – Institutional Class
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of the period	$6.72	$8.15	$8.24	$7.74	$7.15

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.37	0.40	0.42	0.46	0.46
Net realized and unrealized gain (loss)	0.36	(1.04)	0.43	0.57	0.75

Total from Investment Operations	0.73	(0.64)	0.85	1.03	1.21

LESS DISTRIBUTIONS FROM:
Net investment income	(0.42)	(0.43)	(0.52)	(0.50)	(0.45)
Net realized capital gains	(0.22)	(0.36)	(0.42)	(0.03)	(0.17)

Total Distributions	(0.64)	(0.79)	(0.94)	(0.53)	(0.62)

Net asset value, end of the period	$6.81	$6.72	$8.15	$8.24	$7.74

Total return	12.53%	(8.38)%	11.14%	14.17%	18.37%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$714,188	$630,422	$693,333	$664,866	$652,767
Net expenses	0.68%	0.68%	0.68%	0.68%	0.68%
Gross expenses	0.68%	0.68%	0.68%	0.68%	0.68%
Net investment income	5.87%	5.45%	5.16%	5.76%	6.30%
Portfolio turnover rate	17%	19%	29%	28%	21%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.

	Investment Grade Fixed Income Fund – Institutional Class
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of the period	$11.81	$12.82	$12.82	$13.21	$12.52

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.45	0.42	0.46	0.49	0.56
Net realized and unrealized gain (loss)	0.50	(0.88)	0.21	(0.21)	0.97

Total from Investment Operations	0.95	(0.46)	0.67	0.28	1.53

LESS DISTRIBUTIONS FROM:
Net investment income	(0.22)	(0.44)	(0.51)	(0.54)	(0.66)
Net realized capital gains	(0.12)	(0.11)	(0.16)	(0.13)	(0.18)

Total Distributions	(0.34)	(0.55)	(0.67)	(0.67)	(0.84)

Net asset value, end of the period	$12.42	$11.81	$12.82	$12.82	$13.21

Total return	8.27%	(3.74)%	5.36%	2.14%	12.78%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$461,429	$561,407	$611,607	$739,886	$690,693
Net expenses	0.48%	0.48%	0.48%	0.47%	0.48%
Gross expenses	0.48%	0.48%	0.48%	0.47%	0.48%
Net investment income	3.72%	3.34%	3.52%	3.72%	4.44%
Portfolio turnover rate	23%	26%	23%	25%	19%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.

See accompanying notes to financial statements.

67  |

Notes to Financial Statements

September 30, 2016

1.  Organization. Loomis Sayles Funds I (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Fixed Income Fund (the “Fixed Income Fund”)

Loomis Sayles Global Bond Fund (the “Global Bond Fund”)

Loomis Sayles Inflation Protected Securities Fund (the “Inflation Protected Securities Fund”)

Loomis Sayles Institutional High Income Fund (the “Institutional High Income Fund”)

Loomis Sayles Investment Grade Fixed Income Fund (the “Investment Grade Fixed Income Fund”)

Each Fund is a diversified investment company.

Each Fund offers Institutional Class shares. Global Bond Fund and Inflation Protected Securities Fund also offer Retail Class shares. In addition, Global Bond Fund offers Class N shares.

Each share class is sold without a sales charge. Retail Class shares pay a Rule 12b-1 fee. Class N shares are offered with no initial minimum investment to certain retirement plans held in an omnibus fashion and fund of funds that are distributed by NGAM Distribution, L.P. (“NGAM Distribution”) and with an initial minimum investment of $1,000,000 to other categories of investors. Institutional Class shares are intended for institutional investors with a minimum initial investment of $100,000 for Global Bond Fund and Inflation Protected Securities Fund and $3,000,000 for Fixed Income Fund, Institutional High Income Fund and Investment Grade Fixed Income Fund, though some categories of investors are exempted from the minimum investment amount as outlined in the Funds’ prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”). Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Retail Class), and transfer agent fees for Global Bond Fund are borne collectively for Institutional Class and Retail Class, and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation. Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Senior loans are valued at bid prices supplied by an independent pricing service, if available. Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Broker-dealer bid prices may be used to value debt and unlisted equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service. Futures contracts are valued at the most

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Notes to Financial Statements – continued

September 30, 2016

recent settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively. Swaptions are valued at mid prices (between the bid and the ask price) supplied by an independent pricing service, if available. Other swaptions not priced through an independent pricing service are valued based on quotations obtained from broker-dealers. Centrally cleared credit default swap agreements are valued at settlement prices of the clearinghouse on which the contracts were traded or prices obtained from broker-dealers. Bilateral credit default swaps are valued based on mid prices (between the bid price and the ask price) supplied by an independent pricing service.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange (“NYSE”). This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities.

As of September 30, 2016, securities held by the funds were fair valued as follows:

Fund	Securities classified as fair valued	Percentage of Net Assets	Securities fair valued by the Fund’s adviser	Percentage of Net Assets
Fixed Income Fund	$20,402,403	1.7%	$3,590,940	0.3%
Global Bond Fund	3,151,065	0.3%	—	—
Institutional High Income Fund	10,342,136	1.4%	2,654,900	0.4%
Investment Grade Fixed Income Fund	14,417,271	3.1%	475,599	0.1%

b.  Investment Transactions and Related Investment Income. Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Negative principal adjustments (in the event of deflation) are recorded as reductions of interest income to the extent of interest income earned, not to exceed the amount of positive principal adjustments on a cumulative basis. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class-specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income and may, if the funds have net losses, reduce or eliminate the amount of income available to be distributed by the funds.

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September 30, 2016

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statements of Operations, may be characterized as ordinary income and may, if the Funds have net losses, reduce or eliminate the amount of income available to be distributed by the Funds.

For the year ended September 30, 2016, the amount of income available to be distributed has been reduced by the following amounts as a result of losses arising from changes in exchange rates:

Fixed Income Fund	$18,023,413
Global Bond Fund	$96,088,776
Inflation Protected Securities Fund	$—
Institutional High Income Fund	$2,192,867
Investment Grade Fixed Income Fund	$11,035,082

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts. Certain Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Funds’ investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts.

e.  Futures Contracts. The Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset (liability) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

f.  Swaptions. Certain Funds may enter into interest rate swaptions. An interest rate swaption gives the holder the right, but not the obligation, to enter into or cancel an interest rate swap agreement at a future date. Interest rate swaptions may be either purchased or written. The buyer of an interest rate swaption may purchase either the right to receive a fixed rate in the underlying swap (known as a “receiver swaption”) or to pay a fixed rate (known as a “payer swaption”), based on the notional amount of the swap agreement, in exchange for a floating rate. The notional amounts of swaptions are not recorded in the financial statements.

When a Fund purchases an interest rate swaption, it pays a premium and the swaption is subsequently marked-to-market to reflect current value. Premiums paid for purchasing interest rate swaptions which expire are treated as realized losses. Premiums paid for purchasing interest rate swaptions which are exercised are added to the cost or deducted from the proceeds on the underlying swap to determine the realized gain or loss. If a Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing interest rate swaptions is limited to the premium paid.

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Notes to Financial Statements – continued

September 30, 2016

When a Fund writes an interest rate swaption, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current value. Premiums received for written interest rate swaptions which expire are treated as realized gains. Premiums received for written interest rate swaptions which are exercised are deducted from the cost or added to the proceeds on the underlying swap to determine the realized gain or loss. If a Fund enters into a closing purchase transaction, the difference between the premium received and any amount paid on effecting a closing purchase transaction, including commission, is treated as a realized gain or, if the premium received is less than the amount paid, as a realized loss. A Fund, as writer of a written interest rate swaption, bears the risk of an unfavorable change in the market value of the swap underlying the written interest rate swaption.

Over-the-counter interest rate swaptions are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the swaption.

g.  Swap Agreements. The Funds may enter into credit default and interest rate swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Funds may be either the protection buyer or the protection seller. As a protection buyer, the Funds have the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Funds have the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Funds may also pay or receive upfront premiums. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that a Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

An interest rate swap is an agreement with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

The notional amounts of swap agreements are not recorded in the financial statements. Swap agreements are valued daily and fluctuations in the value are recorded in the Statements of Operations as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded in the Statements of Assets and Liabilities as fees receivable or payable. When received or paid, fees are recorded in the Statements of Operations as realized gain or loss. Upfront premiums paid or received by the Funds are recorded on the Statements of Assets and Liabilities as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Funds as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). Bilateral swap agreements are traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund faces the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Subsequent payments, known as “variation margin,” are made or received by the Fund based on the daily change in the value of the centrally cleared swap agreement. For centrally cleared swaps, the Fund’s counterparty credit risk is reduced as the CCP stands between the Fund and the counterparty. The Funds cover their net obligations under outstanding swap agreements by segregating or earmarking cash or securities.

For the year ended September 30, 2016, no swap agreements were held by the Funds.

h.  When-Issued and Delayed Delivery Transactions. The Funds may enter into when-issued or delayed delivery transactions. When-issued refers to transactions made conditionally because a security, although authorized, has not been issued. Delayed delivery refers to transactions for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of when-issued and delayed delivery securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. No interest accrues to the Funds until the transaction settles.

Delayed delivery transactions include those designated as To Be Announced (“TBAs”) in the Portfolios of Investments. For TBAs, the actual security that will be delivered to fulfill the transaction is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. Certain transactions require the Funds or counterparty to post cash and/or securities as collateral

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September 30, 2016

for the net mark-to-market exposure to the other party. The Funds cover their net obligations under outstanding delayed delivery commitments by segregating or earmarking cash or securities at the custodian.

Purchases of when-issued or delayed delivery securities may have a similar effect on the Funds’ NAV as if the Funds’ had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

i.  Federal and Foreign Income Taxes. The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2016 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

j.  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as distribution redesignations, foreign currency gains and losses, convertible bonds, paydown gains and losses, premium amortization, capital gain and return of capital distributions received, corporate actions, trust preferred securities, net operating losses, defaulted and/or non-income producing securities, return of capital distributions, treasury inflation-protected bonds and contingent payment debt instruments. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, straddle loss deferrals, wash sales, convertible bonds, premium amortization, forward foreign currency and futures contracts mark-to-market, trust preferred securities, return of capital distributions received, contingent payment debt instruments, corporate actions, treasury inflation-protected bonds and defaulted and/or non-income producing securities. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2016 and 2015 was as follows:

	2016 Distributions Paid From:				2015 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total	Ordinary Income	Long-Term Capital Gains	Total
Fixed Income Fund	$57,108,952	$19,381,368	$—	$76,490,320	$68,550,473	$47,206,392	$115,756,865
Global Bond Fund	—	—	—	—	29,469,272	10,620,770	40,090,042
Inflation Protected Securities Fund	363,875	—	22,103	385,978	244,073	—	244,073
Institutional High Income Fund	39,304,593	19,690,372	—	58,994,965	40,546,892	25,608,119	66,155,011
Investment Grade Fixed Income Fund	9,885,081	5,276,601	—	15,161,682	22,367,076	5,501,170	27,868,246

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

|  72

Notes to Financial Statements – continued

September 30, 2016

As of September 30, 2016, the components of distributable earnings on a tax basis were as follows:

	Fixed Income Fund		Global Bond Fund	Inflation Protected Securities Fund	Institutional High Income Fund		Investment Grade Fixed Income Fund
Undistributed ordinary income	$26,807,212		$—	$—	$29,545,848		$949,223
Undistributed long-term capital gains	—		1,500,912	—	—		6,083,088

Total undistributed earnings	26,807,212		1,500,912	—	29,545,848		7,032,311

Capital loss carryforward:
Short-term:
No expiration date	—		—	(760,777)	—		—
Long-term:
No expiration date	—		—	(1,463,356)	—		—

Total capital loss carryforward	—		—	(2,224,133)	—		—

Late-year ordinary and post-October capital loss deferrals	(558,312	)*	—	—	(710,982	)*	—

Unrealized appreciation (depreciation)	12,922,744		(5,670,353)	755,777	8,073,232		11,852,746

Total accumulated earnings (losses)	$39,171,644		$(4,169,441)	$(1,468,356)	$36,908,098		$18,885,057

* Under current tax law, capital losses, foreign currency losses, and losses on passive foreign investment companies and contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year.

As of September 30, 2016, unrealized appreciation (depreciation) on a tax basis was as follows:

	Fixed Income Fund	Global Bond Fund	Inflation Protected Securities Fund	Institutional High Income Fund	Investment Grade Fixed Income Fund
Unrealized appreciation (depreciation)
Investments	$49,973,516	$24,088,283	$755,777	$21,875,872	$32,314,992
Foreign currency translations	(37,050,772)	(29,758,636)	—	(13,802,640)	(20,462,246)

Total unrealized appreciation (depreciation)	$12,922,744	$(5,670,353)	$755,777	$8,073,232	$11,852,746

k.  Loan Participations. Each Fund may invest in loans to corporate, governmental or other borrowers. The Funds’ investments in loans may be in the form of participations in loans or assignments of all or a portion of loans. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, (i) a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower and (ii) a Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, a Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower and the Fund may have minimal control over the terms of any loan modification. When a Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan. Loan agreements and participations outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

l.  Repurchase Agreements. Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of September 30, 2016, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

m.  Due to/from Brokers. Transactions and positions in certain forward foreign currency contracts and delayed delivery commitments are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between a Fund and the various broker/dealers. The due to brokers balance in the Statements of Assets and Liabilities for Global Bond Fund represents cash received as collateral for forward foreign currency contracts or delayed delivery securities. The due from brokers balance in the Statements of Assets and Liabilities for Global Bond Fund represents cash pledged as collateral for forward foreign currency contracts and as initial margin for futures contracts. The due

73  |

Notes to Financial Statements – continued

September 30, 2016

from brokers balance in the Statements of Assets and Liabilities for Inflation Protected Securities Fund represents cash pledged as initial margin for futures contracts. In certain circumstances a Fund’s use of cash and/or securities held at brokers is restricted by regulation or broker mandated limits.

n.  Securities Lending. The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2016, none of the Funds had loaned securities under this agreement.

o.  Indemnifications. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements. In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Funds by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid prices for which the Funds do not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid prices, are reviewed on a daily basis by the adviser, subject to oversight by Fund management and the Board of Trustees. If the adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2016, at value:

Fixed Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Other	$—	$837,035	$793,720	(b)	$1,630,755
Chemicals	—	26,927,927	2,239,350	(c)	29,167,277

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Notes to Financial Statements – continued

September 30, 2016

Fixed Income Fund – continued

Asset Valuation Inputs – continued

Description	Level 1	Level 2	Level 3		Total
Finance Companies	$728,882	$54,662,914	$—		$55,391,796
Metals & Mining	—	20,903,845	1,041	(c)	20,904,886
Transportation Services	—	1,650,000	525,427	(c)	2,175,427
All Other Non-Convertible Bonds(a)	—	824,284,398	—		824,284,398

Total Non-Convertible Bonds	728,882	929,266,119	3,559,538		933,554,539

Convertible Bonds(a)	—	88,685,645	—		88,685,645
Municipals(a)	—	7,098,116	—		7,098,116

Total Bonds and Notes	728,882	1,025,049,880	3,559,538		1,029,338,300

Senior Loans
Wirelines	—	—	1,099,188	(d)	1,099,188
All Other Senior Loans(a)	—	6,036,961	—		6,036,961

Total Senior Loans	—	6,036,961	1,099,188		7,136,149

Common Stocks
Internet Software & Services	—	—	13,493	(c)	13,493
All Other Common Stocks(a)	87,610,028	—	—		87,610,028

Total Common Stocks	87,610,028	—	13,493		87,623,521

Preferred Stocks
Convertible Preferred Stocks
Midstream	464,487	860,471	—		1,324,958
REITs—Mortgage	—	151,977	—		151,977
All Other Convertible Preferred Stocks(a)	13,885,473	—	—		13,885,473

Total Convertible Preferred Stocks	14,349,960	1,012,448	—		15,362,408

Non-Convertible Preferred Stocks
Electric	—	775,652	—		775,652
All Other Non-Convertible Preferred Stocks(a)	1,290,391	—	—		1,290,391

Total Non-Convertible Preferred Stocks	1,290,391	775,652	—		2,066,043

Total Preferred Stocks	15,640,351	1,788,100	—		17,428,451

Warrants	—	—	17,909	(c)	17,909
Short-Term Investments	—	41,480,034	—		41,480,034

Total	$103,979,261	$1,074,354,975	$4,690,128		$1,183,024,364

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

(b) Fair valued by the Fund’s adviser using broker-dealer bid prices for which the inputs are unobservable to the Fund.

(c) Fair valued by the Fund’s adviser.

(d) Valued using broker-dealer bid prices.

Global Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
United States	$—	$416,607,242	$1,874,325	(b)	$418,481,567
All Other Bonds and Notes(a)	—	746,335,979	—		746,335,979

Total Bonds and Notes	—	1,162,943,221	1,874,325		1,164,817,546

Short-Term Investments	—	67,065,008	—		67,065,008

Total Investments	—	1,230,008,229	1,874,325		1,231,882,554

Forward Foreign Currency Contracts (unrealized appreciation)	—	2,204,589	—		2,204,589
Futures Contracts (unrealized appreciation)	994,155	—	—		994,155

Total	$994,155	$1,232,212,818	$1,874,325		$1,235,081,298

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Notes to Financial Statements – continued

September 30, 2016

Global Bond Fund – continued

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(1,538,570)	$—	$(1,538,570)
Futures Contracts (unrealized depreciation)	(645,959)	—	—	(645,959)

Total	$(645,959)	$(1,538,570)	$—	$(2,184,529)

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

(b) Valued using broker-dealer bid prices.

For the year ended September 30, 2016, there were no transfers among Levels 1, 2 and 3.

Inflation Protected Securities Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$30,732,207	$—	$30,732,207
Short-Term Investments	—	410,409	—	410,409

Total Investments	—	31,142,616	—	31,142,616

Futures Contracts (unrealized appreciation)	2,097	—	—	2,097

Total	$2,097	$31,142,616	$—	$31,144,713

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Futures Contracts (unrealized depreciation)	$(7,812)	$—	$—	$(7,812)

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended September 30, 2016, there were no transfers among Levels 1, 2 and 3.

Institutional High Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
Chemicals	$—	$20,764,886	$1,953,030	(c)	$22,717,916
Independent Energy	—	—	—	(d)	—
Metals & Mining	—	47,451,873	1,659	(c)	47,453,532
Transportation Services	—	2,168,100	691,478	(c)	2,859,578
All Other Non-Convertible Bonds(a)	—	424,905,045	—		424,905,045

Total Non-Convertible Bonds	—	495,289,904	2,646,167		497,936,071

Convertible Bonds(a)	—	94,704,133	—		94,704,133
Municipals(a)	—	3,530,547	—		3,530,547

Total Bonds and Notes	—	593,524,584	2,646,167		596,170,751

Loan Participations
ABS Other	—	—	642,558	(b)	642,558
Senior Loans
Wirelines	—	1,444,962	503,243	(b)	1,948,205
All Other Senior Loans(a)	—	5,774,142	—		5,774,142

Total Senior Loans	—	7,219,104	503,243		7,722,347

Common Stocks
Internet Software & Services	—	—	4,282	(c)	4,282
All Other Common Stocks(a)	77,287,478	—	—		77,287,478

Total Common Stocks	77,287,478	—	4,282		77,291,760

|  76

Notes to Financial Statements – continued

September 30, 2016

Institutional High Income Fund – continued

Asset Valuation Inputs – continued

Description	Level 1	Level 2	Level 3		Total
Preferred Stocks
Convertible Preferred Stocks
Midstream	$—	$2,222,936	$—		$2,222,936
REITs—Mortgage	—	1,833,652	—		1,833,652
All Other Convertible Preferred Stocks(a)	6,885,753	—	—		6,885,753

Total Convertible Preferred Stocks	6,885,753	4,056,588	—		10,942,341

Non-Convertible Preferred Stocks(a)	1,738,967	218,175	—		1,957,142

Total Preferred Stocks	8,624,720	4,274,763	—		12,899,483

Warrants(d)	—	—	4,451	(c)	4,451
Short-Term Investments	—	9,269,393	—		9,269,393

Total	$85,912,198	$614,287,844	$3,800,701		$704,000,743

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

(b) Valued using broker-dealer bid prices.

(c) Fair valued by the Fund’s adviser.

(d) Includes securities fair valued at zero using Level 2 inputs.

Investment Grade Fixed Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$—	$—	$43,515	(c)	$43,515
ABS Other	—	10,933,722	3,413,077	(b)	14,346,799
Collateralized Mortgage Obligations	—	586,337	5,603	(c)	591,940
Non-Agency Commercial Mortgage-Backed Securities	—	10,442,166	2,738,247	(b)	13,180,413
Transportation Services	—	1,001,268	426,481	(c)	1,427,749
All Other Non-Convertible Bonds(a)	—	370,231,462	—		370,231,462

Total Non-Convertible Bonds	—	393,194,955	6,626,923		399,821,878

Convertible Bonds(a)	—	18,340,776	—		18,340,776
Municipals(a)	—	2,375,224	—		2,375,224

Total Bonds and Notes	—	413,910,955	6,626,923		420,537,878

Senior Loans(a)	—	1,889,256	—		1,889,256
Common Stocks(a)	21,227,120	—	—		21,227,120
Preferred Stocks
Convertible Preferred Stocks
Midstream	—	186,635	—		186,635
All Other Convertible Preferred Stocks(a)	2,688,203	—	—		2,688,203

Total Convertible Preferred Stocks	2,688,203	186,635	—		2,874,838

Non-Convertible Preferred Stocks
Electric	—	249,659	—		249,659

Total Non-Convertible Preferred Stocks	—	249,659	—		249,659

Total Preferred Stocks	2,688,203	436,294	—		3,124,497

Short-Term Investments	—	15,542,796	—		15,542,796

Total	$23,915,323	$431,779,301	$6,626,923		$462,321,547

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

(b) Valued using broker-dealer bid prices.

(c) Fair valued by the Fund’s adviser.

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Notes to Financial Statements – continued

September 30, 2016

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2015 and/or September 30, 2016:

Fixed Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2015	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2016	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2016
Bonds and Notes
Non-Convertible Bonds
ABS Other	$2,620,751	$—	$—	$(1,639,845)	$27,233	$(214,419)	$—	$—	$793,720	$(1,709,504)
Chemicals	—	55,013	—	(1,178,851)	—	—	3,363,188	—	2,239,350	(1,178,851)
Metals & Mining	832,714	14,761	—	(846,434)	—	—	—	—	1,041	(846,434)
Non-Agency Commercial Mortgage-Backed Securities	2,177,712	—	—	—	—	—	—	(2,177,712)	—	—
Oil Field Services	317,750	—	—	—	—	—	—	(317,750)	—	—
Retailers	1,207,488	—	—	—	—	—	—	(1,207,488)	—	—
Transportation Services	532,735	—	817	(4,613)	—	(3,512)	—	—	525,427	(4,613)
Senior Loans
Wirelines	—	956	—	(56,694)	—	—	1,154,926	—	1,099,188	(56,695)
Common Stocks
Internet Software & Services	—	—	—	(19,569)	33,062	—	—	—	13,493	(19,569)
Warrants	—	—	—	17,909	—	—	—	—	17,909	17,909

Total	$7,689,150	$70,730	$817	$(3,728,097)	$60,295	$(217,931)	$4,518,114	$(3,702,950)	$4,690,128	$(3,797,757)

Debt securities valued at $3,363,188 were transferred from Level 2 to Level 3 during the period ended September 30, 2016. At September 30, 2015, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2016, these securities were valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the securities.

A debt security valued at $2,177,712 was transferred from Level 3 to Level 2 during the period ended September 30, 2016. At September 30, 2015, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the security. At September 30, 2016, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

Debt securities valued at $1,525,238 were transferred from Level 3 to Level 2 during the period ended September 30, 2016. At September 30, 2015, these securities were valued at fair value as determined in good faith by the Fund’s investment adviser as an independent pricing service did not provide a reliable price for the securities. At September 30, 2016, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

A debt security valued at $1,154,926 was transferred from Level 2 to Level 3 during the period ended September 30, 2016. At September 30, 2015, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2016, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service did not provide a reliable price for the security.

All transfers are recognized as of the beginning of the reporting period.

|  78

Notes to Financial Statements – continued

September 30, 2016

Global Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2015	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2016	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2016
Bonds and Notes
Canada	$3,432,506	$—	$(220,902)	$335,360	$—	$(3,546,964)	$—	$—	$—	$—
United States	5,708,550	—	60,514	(59,668)	1,864,929	(5,700,000)	—	—	1,874,325	9,396

Total	$9,141,056	$—	$(160,388)	$275,692	$1,864,929	$(9,246,964)	$—	$—	$1,874,325	$9,396

Institutional High Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2015	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2016		Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2016
Bonds and Notes
Non-Convertible Bonds
Airlines	$1,492,764	$—	$—	$—	$—	$—	$—	$(1,492,764)	$—		$—
Chemicals	—	99,261	—	(1,215,199)	—	—	3,068,968	—	1,953,030		(1,215,199)
Independent Energy	—	70,798	—	(70,888)	—	—	90	—	—	(a)	—
Metals & Mining	1,326,993	26,164	—	(1,351,498)	—	—	—	—	1,659		(1,351,498)
Non-Agency Commercial Mortgage-Backed Securities	1,451,808	—	—	—	—	—	—	(1,451,808)	—		—
Oil Field Services	1,916,750	—	—	—	—	—	—	(1,916,750)	—		—
Retailers	1,843,065	—	—	—	—	—	—	(1,843,065)	—		—
Transportation Services	786,339	—	16,905	(26,300)	—	(85,466)	—	—	691,478		(6,606)
Loan Participations									—
ABS Other	701,799	—	(363)	(10,439)	—	(48,439)	—	—	642,558		(10,561)
Senior Loans									—
Wirelines	—	432	—	(25,951)	—	—	528,762	—	503,243		(25,951)
Common Stocks
Internet Software & Services	—	—	—	(6,211)	10,493	—	—	—	4,282		(6,211)
Warrants	—	—	—	4,451	—	—	—	—	4,451	(a)	4,451

Total	$9,519,518	$196,655	$16,542	$(2,702,035)	$10,493	$(133,905)	$3,597,820	$(6,704,387)	$3,800,701		$(2,611,575)

(a) Includes securities fair valued at zero using Level 3 inputs.

Debt securities valued at $2,944,572 were transferred from Level 3 to Level 2 during the period ended September 30, 2016. At September 30, 2015, these securities were valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the securities. At September 30, 2016, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

Debt securities valued at $3,069,058 were transferred from Level 2 to Level 3 during the period ended September 30, 2016. At September 30, 2015, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2016, these securities were valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the securities.

Debt securities valued at $3,759,815 were transferred from Level 3 to Level 2 during the period ended September 30, 2016. At September 30, 2015, these securities were valued at fair value as determined in good faith by the Fund’s investment adviser as an independent pricing service did not provide a reliable price for the securities. At September 30, 2016, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

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A debt security valued at $528,762 was transferred from Level 2 to Level 3 during the period ended September 30, 2016. At September 30, 2015, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2016, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service did not provide a reliable price for the security.

All transfers are recognized as of the beginning of the reporting period.

Investment Grade Fixed Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2015	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2016	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2016
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$71,159	$—	$(7,562)	$1,000	$—	$(21,082)	$—	$—	$43,515	$(609)
ABS Other	3,983,601	—	1,227	(52,151)	—	(107,264)	—	(412,336)	3,413,077	(47,719)
Collateralized Mortgage Obligations	—	—	(55)	(320)	—	(1,954)	7,932	—	5,603	(320)
Non-Agency Commercial Mortgage-Backed Securities	2,735,916	—	—	2,331	—	—	—	—	2,738,247	2,331
Transportation Services	432,977	—	—	(6,496)	—	—	—	—	426,481	(6,496)

Total	$7,223,653	$—	$(6,390)	$(55,636)	$—	$(130,300)	$7,932	$(412,336)	$6,626,923	$(52,813)

A debt security valued at $412,336 was transferred from Level 3 to Level 2 during the period ended September 30, 2016. At September 30, 2015, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the security. At September 30, 2016, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

A debt security valued at $7,932 was transferred from Level 2 to Level 3 during the period ended September 30, 2016. At September 30, 2015, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2016, this security was valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the security.

All transfers are recognized as of the beginning of the reporting period.

4.  Derivatives. Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that Global Bond Fund and Inflation Protected Securities Fund used during the period include forward foreign currency contracts, futures contracts and swaptions.

Inflation Protected Securities Fund may use interest rate swaptions to gain exposure, such as to enter into a contract to benefit from a rise or fall in interest rates. During the year ended September 30, 2016, the Fund engaged in interest rate swaptions for this purpose.

Global Bond Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency exchange contracts for hedging purposes to protect the value of the Funds’ holdings of foreign securities. The Fund may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Fund. During the year ended September 30, 2016, Global Bond Fund engaged in forward foreign currency transactions for hedging purposes and to gain exposure to foreign currencies.

Global Bond Fund and Inflation Protected Securities Fund are subject to the risk that changes in interest rates will affect the value of the Funds’ investments in fixed-income securities. A Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Funds may use futures contracts and interest rate swaptions to hedge against changes in interest rates and to manage duration without having to buy or sell portfolio securities. During the year ended September 30, 2016, Global Bond Fund used futures contracts and Inflation Protected Securities Fund used interest rate swaptions to manage duration. Inflation Protected Securities Fund also used futures and interest rate swaptions to hedge against changes in interest rates.

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The following is a summary of derivative instruments for Global Bond Fund as of September 30, 2016, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized appreciation on forward foreign currency contracts	Unrealized appreciation on futures contracts[1]
Over-the-counter asset derivatives
Foreign exchange contracts	$2,204,589	$—
Exchange-traded/cleared asset derivatives
Interest rate contracts	—	994,155

Total asset derivatives	$2,204,589	$994,155

Liabilities	Unrealized depreciation on forward foreign currency contracts	Unrealized depreciation on futures contracts[1]
Over-the-counter liability derivatives
Foreign exchange contracts	$(1,538,570)	$—
Exchange-traded/cleared liability derivatives
Interest rate contracts	—	(645,959)

Total liability derivatives	$(1,538,570)	$(645,959)

1 Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

Transactions in derivative instruments for Global Bond Fund during the year ended September 30, 2016, as reflected within the Statements of Operations, were as follows:

Net Realized Gain (Loss) on:	Futures contracts	Foreign currency transactions[2]
Interest rate contracts	$(3,819,963)	$—
Foreign exchange contracts	—	4,219,387

Total	$(3,819,963)	$4,219,387

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts	Foreign currency translations[2]
Interest rate contracts	$1,625,312	$—
Foreign exchange contracts	—	(3,603,759)

Total	$1,625,312	$(3,603,759)

2 Represents realized gain and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period. Does not include other foreign currency gains or losses included in the Statements of Operations.

The following is a summary of derivative instruments for Inflation Protected Securities Fund as of September 30, 2016, as reflected within the Statements of Assets and Liabilities:

Assets	Investments at value[1]
Exchange-traded/cleared asset derivatives
Interest rate contracts	$2,097

Liabilities	Unrealized depreciation on futures contracts[1]
Exchange-traded/cleared liability derivatives
Interest rate contracts	$(7,812)

1 Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

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Transactions in derivative instruments for Inflation Protected Securities Fund during the year ended September 30, 2016, as reflected within the Statements of Operations, were as follows:

Net Realized Gain (Loss) on:	Investments[2]	Futures contracts	Swaptions written
Interest rate contracts	$(77,000)	$(15,889)	$34,250

Net Change in Unrealized Appreciation (Depreciation) on:	Investments[2]	Futures contracts	Swaptions written
Interest rate contracts	$29,951	$(5,715)	$(15,958)

2 Represents realized loss and change in unrealized appreciation (depreciation), respectively, for purchased swaptions during the period.

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of forward foreign currency contract and futures contract activity, as a percentage of net assets for Global Bond Fund and Inflation Protected Securities Fund based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended September 30, 2016:

Global Bond Fund	Forwards	Futures
Average Notional Amount Outstanding	35.40%	22.98%
Highest Notional Amount Outstanding	56.66%	29.66%
Lowest Notional Amount Outstanding	24.28%	19.23%
Notional Amount Outstanding as of September 30, 2016	24.28%	27.03%

Inflation Protected Fund	Futures
Average Notional Amount Outstanding	17.67%
Highest Notional Amount Outstanding	119.70%
Lowest Notional Amount Outstanding	0.00%
Notional Amount Outstanding as of September 30, 2016	119.70%

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

Unrealized gain and/or loss on open forwards and futures is recorded in the Statements of Assets and Liabilities. The aggregate notional values of forward and futures contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Funds’ net assets.

The volume of interest rate swaption activity, as a percentage of net assets, for Inflation Protected Securities Fund, based on average premiums paid or received during the period, including long and short positions at absolute value, was as follows for the year ended September 30, 2016:

Inflation Protected Securities Fund	Interest Rate Call Swaptions Purchased	Interest Rate Call Swaptions Written
Average Premium Paid/Received	0.24%	0.11%
Highest Premium Paid/Received	0.29%	0.13%
Lowest Premium Paid/Received	0.00%	0.00%
Premium Paid/Received as of September 30, 2016	0.00%	0.00%

Swaptions outstanding at the end of the prior period are included in the average premium paid/received.

The following is a summary of Inflation Protected Securities Fund’s written interest rate swaption activity:

	Notional Amount	Premiums
Outstanding at September 30, 2015	$2,500,000	$34,250
Swaptions written	—	—
Swaptions expired	(2,500,000)	(34,250)

Outstanding at September 30, 2016	$—	$—

Over-the-counter derivatives, including forward foreign currency contracts and interest rate swaptions, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Funds and their counterparties. ISDA

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agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by a Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Funds and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Funds or the counterparty. The Funds’ ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the NAV of a Fund declines beyond a certain threshold. For financial reporting purposes, the Funds do not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities.

As of September 30, 2016, gross amounts of over-the-counter derivative assets and liabilities not offset in the Statements of Assets and Liabilities and the related net amounts after taking into account master netting arrangements, by counterparty, are as follows:

Global Bond Fund

Counterparty	Gross Amounts of Assets	Offset Amount	Net Asset Balance	Collateral (Received)/ Pledged	Net Amount
Citibank N.A.	$29,935	$(29,935)	$—	$—	$—
Credit Suisse International	904,887	(764,374)	140,513	(80,000)	60,513
Morgan Stanley & Co.	73,948	(73,948)	—	—	—
UBS AG	1,195,819	—	1,195,819	(1,195,819)	—

	$2,204,589	$(868,257)	$1,336,332	$(1,275,819)	$60,513

Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Liability Balance	Collateral (Received)/ Pledged	Net Amount
Citibank N.A.	$(588,761)	$29,935	$(558,826)	$558,826	$—
Credit Suisse International	(764,374)	764,374	—	—	—
Deutsche Bank AG	(64,027)	—	(64,027)	—	(64,027)
Morgan Stanley & Co.	(121,408)	73,948	(47,460)	47,460	—

	$(1,538,570)	$868,257	$(670,313)	$606,286	$(64,027)

The actual collateral received or pledged, if any, may exceed the amounts shown in the table due to overcollateralization. Timing differences may exist between when contracts under the ISDA agreements are marked-to-market and when collateral moves. The ISDA agreements include tri-party control agreements under which collateral is held for the benefit of the secured party at a third party custodian, State Street Bank.

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. A Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearinghouse, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. Based on balances reflected on each Fund’s Statement of Assets and Liabilities, the following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the applicable Fund would incur if parties (including OTC derivative counterparties and brokers holding margin for exchange-traded derivatives) to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the applicable Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of September 30, 2016:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Global Bond Fund	$9,376,984	$6,626,622
Inflation Protected Securities Fund	72,016	72,016

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These amounts include cash received as collateral for Global Bond Fund of $1,480,000.

5.  Purchases and Sales of Securities. For the year ended September 30, 2016, purchases and sales of securities (excluding short-term investments and option/swaption contracts and including paydowns) were as follows:

	U.S. Government/Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Fixed Income Fund	$72,481,445	$133,003,947	$90,881,079	$181,684,061
Global Bond Fund	1,224,664,211	1,208,165,511	538,131,260	1,233,392,347
Inflation Protected Securities Fund	17,664,095	30,174,657	—	—
Institutional High Income Fund	25,013,672	19,445,699	133,035,094	86,557,898
Investment Grade Fixed Income Fund	49,937,891	96,947,221	59,459,010	115,148,761

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Separate management agreements for each Fund in effect for the year ended September 30, 2016, provided for fees at the following annual percentage rates of each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Over $10 Billion
Fixed Income Fund	0.50%	0.50%	0.50%	0.50%	0.50%
Global Bond Fund	0.60%	0.50%	0.48%	0.45%	0.40%
Inflation Protected Securities Fund	0.25%	0.25%	0.25%	0.25%	0.25%
Institutional High Income Fund	0.60%	0.60%	0.60%	0.60%	0.60%
Investment Grade Fixed Income Fund	0.40%	0.40%	0.40%	0.40%	0.40%

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until January 31, 2017, may be terminated before then only with the consent of the Funds’ Board of Trustees, and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the year ended September 30, 2016, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Institutional Class	Retail Class	Class N
Fixed Income Fund	0.65%	—	—
Global Bond Fund	0.75%	1.00%	0.70%
Inflation Protected Securities Fund	0.40%	0.65%	—
Institutional High Income Fund	0.75%	—	—
Investment Grade Fixed Income Fund	0.55%	—	—

Loomis Sayles shall be permitted to recover expenses they have borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

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For the year ended September 30, 2016, the management fees and waivers of management fees for each Fund were as follows:

Fund	Gross Management Fees	Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
Fixed Income Fund	$6,044,882	$—	$6,044,882	0.50%	0.50%
Global Bond Fund	8,556,500	—	8,556,500	0.57%	0.57%
Inflation Protected Securities Fund	73,113	73,113	—	0.25%	—
Institutional High Income Fund	3,896,072	—	3,896,072	0.60%	0.60%
Investment Grade Fixed Income Fund	1,995,995	—	1,995,995	0.40%	0.40%

1 Management fee waivers are subject to possible recovery until September 30, 2017.

For the year ended September 30, 2016, class-specific expenses have been reimbursed as follows:

	Reimbursement[2]
Fund	Institutional Class	Retail Class	Class N	Total
Global Bond Fund	$787,178	$280,541	$—	$1,067,719

In addition, the investment adviser reimbursed non-class-specific expenses of Inflation Protected Securities Fund in the amount of $60,279 for the year ended September 30, 20162.

2 Expense reimbursements are subject to possible recovery until September 30, 2017.

No expenses were recovered for any of the Funds during the year ended September 30, 2016 under the terms of the expense limitation agreements.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Distribution Fees. NGAM Distribution, which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, Global Bond Fund and Inflation Protected Securities Fund have adopted a Distribution Plan relating to each Fund’s Retail Class shares (the “Retail Class Plans”).

Under the Retail Class Plans, each Fund pays NGAM Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Retail Class shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Retail Class shares or for payments made by NGAM Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Retail Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

For the year ended September 30, 2016, the distribution fees for each Fund were as follows:

Fund	Retail Class
Global Bond Fund	$967,737
Inflation Protected Securities Fund	11,452

c.  Administrative Fees. NGAM Advisors, L.P. (“NGAM Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. NGAM Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts and NGAM Advisors, each Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts and Loomis Sayles Funds Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts and Loomis Sayles Funds Trusts of $10 million, which is reevaluated on an annual basis.

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For the year ended September 30, 2016, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Fixed Income Fund	$532,869
Global Bond Fund	665,846
Inflation Protected Securities Fund	12,892
Institutional High Income Fund	286,319
Investment Grade Fixed Income Fund	219,840

d.  Sub-Transfer Agent Fees. NGAM Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended September 30, 2016, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Global Bond Fund	$2,419,724
Inflation Protected Securities Fund	19,633
Institutional High Income Fund	6,249

As of September 30, 2016, the Funds owe NGAM Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Global Bond Fund	$22,267
Inflation Protected Securities Fund	266
Institutional High Income Fund	78

Sub-transfer agent fees attributable to Institutional Class and Retail Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Trustees Fees and Expenses. The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $325,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $155,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $17,500. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $10,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts and Loomis Sayles Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2016, the Chairperson of the Board received a retainer fee at the annual rate of $300,000 and each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $130,000. The chairperson of the Governance Committee received an additional retainer fee at the annual rate of $5,000. All other Trustee fees remained unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical

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Notes to Financial Statements – continued

September 30, 2016

investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts and Loomis Sayles Funds Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts and Loomis Sayles Funds Trusts, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

f.  Affiliated Ownership. As of September 30, 2016, Loomis Sayles owned shares equating to 5.08% of Inflation Protected Securities Fund and Loomis Sayles Employees’ Profit Sharing Retirement Plan (“Retirement Plan”) held shares of the Funds representing the following percentages of the Fund’s net assets:

Fund	Retirement Plan
Global Bond Fund	0.56%
Inflation Protected Securities Fund	13.99%
Institutional High Income Fund	2.28%

Investment activities of affiliated shareholders could have material impacts on the Funds.

g.  Payment by Affiliates. For the year ended September 30, 2016, Loomis Sayles reimbursed Fixed Income Fund $4,383 and Investment Grade Fixed Income Fund $1,265 in connection with a trading error.

7.  Class-Specific Transfer Agent Fees and Expenses. For the year ended September 30, 2016, Global Bond Fund incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Institutional Class	Retail Class	Class N
Transfer Agent Fees and Expenses	$1,829,790	$645,899	$575

Transfer agent fees and expenses attributable to Institutional Class and Retail Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

All other Funds in this report allocate transfer agent fees and expenses on a pro rata basis based on the relative net assets of each class to the total net assets of those classes.

8.  Line of Credit. Effective April 14, 2016, each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, entered into a 364-day, $400,000,000 syndicated, committed, unsecured line of credit with Citibank, N.A. to be used for temporary or emergency purposes only. Any one Fund may borrow up to the full $400,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions. Interest is charged to the Funds at a rate equal to the greater of the eurodollar or the federal funds rate plus 1.00%. In addition, a commitment fee of 0.10% per annum, payable on the last business day of each month, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and other fees in connection with the new line of credit agreement, which are being amortized over a period of 364 days and are reflected as miscellaneous expenses on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

Prior to April 14, 2016 each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, participated in a $150,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund was able to borrow up to the full $150,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate do not exceed the $150,000,000 limit at any time). Interest was charged to each participating Fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended September 30, 2016, Global Bond Fund had an average daily balance on the line of credit with State Street Bank (for those days on which there were borrowings) of $42,365,797 at a weighted average interest rate of 1.64%. Interest expense incurred (which is reflected in miscellaneous expenses in the Statements of Operations) was $3,860.

9.  Concentration of Risk. Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

10.  Concentration of Ownership. From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of September 30, 2016, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling

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Notes to Financial Statements – continued

September 30, 2016

ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Non-Affiliated Account Holders	Percentage of Non-Affiliated Ownership	Percentage of Affiliated Ownership (Note 6)	Total Percentage of Ownership
Fixed Income Fund	2	17.72%	—	17.72%
Global Bond Fund	1	17.63%	—	17.63%
Inflation Protected Securities Fund	2	25.63%	19.07%	44.70%
Institutional High Income Fund	2	12.34%	—	12.34%
Investment Grade Fixed Income Fund	3	29.48%	—	29.48%

Omnibus shareholder accounts for which NGAM Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

11.  Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Fixed Income Fund

	Year Ended September 30, 2016		Year Ended September 30, 2015

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	4,891,553	$62,806,285	7,578,053	$110,559,437
Issued in connection with the reinvestment of distributions	5,631,834	68,539,429	7,657,868	105,448,844
Redeemed	(18,212,948)	(234,621,564)	(10,927,998)	(149,585,121)

Increase (decrease) from capital share transactions	(7,689,561)	$(103,275,850)	4,307,923	$66,423,160

	Global Bond Fund

	Year Ended September 30, 2016		Year Ended September 30, 2015

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	12,012,824	$185,937,871	26,388,877	$413,652,643
Issued in connection with the reinvestment of distributions	—	—	1,664,577	26,297,178
Redeemed	(48,030,491)	(748,675,574)	(38,370,302)	(595,400,327)

Net change	(36,017,667)	$(562,737,703)	(10,316,848)	$(155,450,506)

Retail Class
Issued from the sale of shares	3,051,116	$46,513,165	5,417,060	$83,284,513
Issued in connection with the reinvestment of distributions	—	—	713,900	11,162,875
Redeemed	(11,614,502)	(176,898,846)	(18,692,966)	(285,905,721)

Net change	(8,563,386)	$(130,385,681)	(12,562,006)	$(191,458,333)

Class N
Issued from the sale of shares	919,910	$14,173,535	404,297	$6,188,648
Issued in connection with the reinvestment of distributions	—	—	32,616	515,369
Redeemed	(166,839)	(2,596,065)	(22,359)	(342,957)

Net change	753,071	$11,577,470	414,554	$6,361,060

Increase (decrease) from capital share transactions	(43,827,982)	$(681,545,914)	(22,464,300)	$(340,547,779)

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Notes to Financial Statements – continued

September 30, 2016

11.  Capital Shares – continued

	Inflation Protected Securities Fund

	Year Ended September 30, 2016		Year Ended September 30, 2015

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	1,087,435	$11,405,849	1,045,091	$10,909,078
Issued in connection with the reinvestment of distributions	27,761	292,974	14,391	146,404
Redeemed	(656,052)	(6,793,970)	(1,099,553)	(11,391,665)

Net change	459,144	$4,904,853	(40,071)	$(336,183)

Retail Class
Issued from the sale of shares	475,636	$4,848,867	2,403,561	$24,961,328
Issued in connection with the reinvestment of distributions	1,606	16,580	9,224	93,439
Redeemed	(2,228,362)	(22,916,842)	(1,071,383)	(11,152,954)

Net change	(1,751,120)	$(18,051,395)	1,341,402	$13,901,813

Increase (decrease) from capital share transactions	(1,291,976)	$(13,146,542)	1,301,331	$13,565,630

	Institutional High Income Fund

	Year Ended September 30, 2016		Year Ended September 30, 2015

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	16,969,729	$103,359,817	13,671,170	$97,738,097
Issued in connection with the reinvestment of distributions	9,032,268	52,567,796	8,207,097	58,434,535
Redeemed	(14,850,839)	(96,030,408)	(13,146,041)	(96,264,946)

Increase (decrease) from capital share transactions	11,151,158	$59,897,205	8,732,226	$59,907,686

	Investment Grade Fixed Income Fund

	Year Ended September 30, 2016		Year Ended September 30, 2015

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	4,197,598	$50,532,659	7,899,784	$100,220,843
Issued in connection with the reinvestment of distributions	1,199,344	14,138,073	2,051,654	25,569,037
Redeemed	(15,778,562)	(186,351,959)	(10,127,811)	(125,654,728)

Increase (decrease) from capital share transactions	(10,381,620)	$(121,681,227)	(176,373)	$135,152

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Report of Independent Registered Public Accounting Firm

To the Trustees of Loomis Sayles Funds Trust I and Shareholders of Loomis Sayles Fixed Income Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Inflation Protected Securities Fund, Loomis Sayles Institutional High Income Fund and Loomis Sayles Investment Grade Fixed Income Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Fixed Income Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Inflation Protected Securities Fund, Loomis Sayles Institutional High Income Fund, and Loomis Sayles Investment Grade Fixed Income Fund, each a series of Loomis Sayles Funds Trust I (collectively, the “Funds”) at September 30, 2016, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian, agent banks and brokers, provide a reasonable basis for our opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 21, 2016

|  90

2016 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction. For the fiscal year ended September 30, 2016, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Fixed Income	5.98%
Inflation Protected Securities	0.45%
Institutional High Income	6.67%
Investment Grade Fixed Income	9.64%

Capital Gains Distributions. Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2016, unless subsequently determined to be different.

Fund	Amount
Fixed Income	$19,381,368
Institutional High Income	19,690,372
Investment Grade Fixed Income	5,276,601

Qualified Dividend Income. For the fiscal year ended September 30, 2016, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2016, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Fixed Income
Institutional High Income
Investment Grade Fixed Income

Foreign Tax Credit. For the year ended September 30, 2016, the Fund intends to pass through foreign tax credits and have derived gross income from sources within foreign countries amounting to:

Fund	Foreign Tax Credit Pass-Through	Foreign Source Income
Global Bond	$127,229	$34,113,932

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Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds I (the “Trust”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Funds’ Statement(s) of Additional Information include additional information about the trustees of the Trust and are available by calling Loomis Sayles Funds at 800-633-3330.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees
Kenneth A. Drucker (1945)	Trustee since 2008 Chairperson of the Audit Committee and Governance Committee Member	Retired	44 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Audit Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	44 Director, Burlington Stores, Inc. (retail); Formerly, Director, BJ’s Wholesale Club (retail)	Experience on the Board and significant experience on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

Richard A. Goglia (1951)	Trustee since 2015 Audit Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	44 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Contract Review Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	44 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

Martin T. Meehan (1956)	Trustee since 2012 Contract Review Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	44 None	Experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

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Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2005 Trustee since 2003 Ex Officio member of the Audit Committee, the Contract Review Committee and the Governance Committee	President, Strategic Advisory Services (management consulting)	44 Formerly, Director, AES Corporation (international power company); formerly, Director, Verizon Communications (telecommunications company)	Significant experience on the Board and on the boards of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); formerly, Chief Executive Officer of Global Client Management of The Bank of New York Mellon Corporation	44 None	Experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Trustee since 2009 Audit Committee Member	Professor of Finance at Babson College	44 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Chairperson of the Contract Review Committee and Governance Committee Member	Retired	44 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Governance Committee and Contract Review Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	44 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

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Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

Interested Trustees
Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015 President and Chief Executive Officer since 2015	President, Chief Executive Officer and Director; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	44 None	Experience on the Board; continuing service as President, Chief Executive Officer and Director of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 Executive Vice President since 2008	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.	44 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

John T. Hailer[5] (1960)	Trustee since 2003	President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.	44 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Ms. Moose was appointed to serve an additional three-year term as the Chairperson of the Board on December 13, 2013.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”) and Natixis ETF Trust (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[5]

Mr. Hailer is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer — U.S. and Asia, Natixis Global Asset Management, L.P.

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Name and Year of Birth	Position(s) Held with the Trust(s)	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

Officers of the Trust
Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer	Since July 2016	Executive Vice President, General Counsel, Secretary and Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.; formerly, Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Rosa Licea-Mailloux (1976)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since July 2016	Mutual Funds Chief Compliance Officer, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.; formerly, Associate General Counsel, NGAM Distribution, L.P.

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Mr. Fuss is not an officer of the Natixis Funds Trusts or the Natixis ETF Trust. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

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Loomis Sayles High Income Opportunities Fund

Loomis Sayles Securitized Asset Fund

Annual Report

September 30, 2016

Portfolio Review	1
Portfolio of Investments	9
Financial Statements	30
Notes to Financial Statements	34

LOOMIS SAYLES HIGH INCOME OPPORTUNITIES FUND

Managers	Symbol
Matthew J. Eagan, CFA®	Institutional Class	LSIOX
Daniel J. Fuss, CFA®, CIC
Elaine M. Stokes

Investment Objective

The Fund’s investment objective is high current income. Capital appreciation is the Fund’s secondary objective.

Market Conditions

In the beginning of the period, the Federal Reserve (Fed) raised interest rates for the first time since June 2006. This led to modest losses within investment-grade markets and added to an already challenging environment for high yield. After oil prices bottomed in mid-February, capital returned to markets and riskier assets rebounded strongly. Volatility spiked temporarily in June following the U.K. referendum vote to leave the European Union, but conditions were generally calm for the remainder of the period. Fixed-income markets finished the period on a positive note and added to full-year gains.

After declining through mid-February, U.S. high yield became a sought-after asset. The sector rewarded investors by producing strong and steady gains with minimal volatility. Spreads (the difference in yield between non-Treasury and Treasury securities of similar maturity) are trading inside the long-term average, but remain above the lows of 2014. Lower-quality credits and cyclical sectors outperformed during the period as the search for yield presses onward.

Investment-grade corporate bonds also performed well during the one-year period, bouncing back from the lows experienced during the fourth quarter of 2015. The sector’s longer duration (price sensitivity to interest rate changes) was a positive tailwind as longer-maturity yields declined. Overall returns were positive across all sectors, with cyclical sectors and energy performing well during the second half of the period.

Performance Results

For the 12 months ended September 30, 2016, Institutional Class shares of Loomis Sayles High Income Opportunities Fund returned 12.65%. The Fund underperformed its benchmark, the Bloomberg Barclays U.S. Corporate High-Yield Bond Index, which returned 12.73%.

Explanation of Fund Performance

High yield industrial securities were top contributors to the fund’s relative performance due to industry and security selection. In particular, technology and basic industry holdings outperformed. High yield utilities also aided relative performance and outperformed duration-matched Treasuries (Treasuries with similar duration, or price sensitivity to interest rate changes). In addition, out-of-benchmark exposure to Yankee (U.S. dollar-denominated bonds issued by a non-U.S. entity) government-related securities lifted performance.

Meanwhile, our cash and reserve positions lagged the strongly rising high yield market in the second half of the period and hindered results. Our position in convertible securities also detracted. Despite generating a positive absolute return, the allocation lagged on a relative basis due to a selected holding in the transportation industry. Similarly, our high yield financials generated a positive absolute return, but weighed on relative performance. An underweight allocation to the lowest-quality high yield bonds also detracted from performance.

Outlook

Our outlook for the U.S. and global economies remains positive, with expectations for better growth momentum through the end of the year. In the United States, we expect steady gains in employment, increased bank lending and stronger consumer confidence to support GDP growth. The global economy is facing more headwinds but should experience modestly stronger growth next year, led by a healthier U.S. economy and still-accommodative global central bank policies.

Inflation expectations remain low. However, U.S. inflation is showing signs of acceleration and recent economic data have been favorable. We think the Fed is likely to raise rates in December if market conditions remain stable.

Oil prices are likely to be range bound over the short term as elevated supply should be countered by OPEC’s expected production cut in November. We remain constructive on intermediate- to longer-term oil prices and expect that supply and demand will adjust.

We expect low global yields to continue supporting flows into U.S. credit, but at a more modest pace. In this environment, we intend to maintain a yield cushion in our portfolios through exposure to corporate bonds. Credit fundamentals have been stable, reflecting a slowly improving U.S. economy. However, downside risks – including slowing profit growth, rising leverage and free cash flow approaching peak levels – are increasing as we move further into the late stage of the credit cycle.1 Despite these risks, we believe the current phase of the credit cycle can continue for some time, and we do not expect a significant increase in corporate defaults in 2017.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

1  |

Within credit, we favor the investment-grade financials, technology and energy sectors. We are also biased to higher-quality high yield. Convertible bonds continue to look attractive, and our focus has shifted from equity-sensitive convertibles to more balanced and credit-sensitive issues. We believe these securities offer yield and upside potential with more limited downside risk.

Risks include growing geopolitical risks, a prolonged period of low economic growth, declining corporate profit expectations and a shift to downturn in the U.S. credit cycle. Looking ahead, we remain focused on careful security selection using fundamental credit analysis. We intend to build on our key investment themes of yield and diversification, using our reserve allocation during periods of extreme short-term market dislocation to potentially add long-term value.

Hypothetical Growth of $10,000 Investment in Institutional Class Shares

September 30, 2006 through September 30, 2016

Average Annual Total Returns — September 30, 2016

				Expense Ratios[2]
	1 Year	5 Years	10 Years	Gross	Net

Institutional Class (Inception 4/12/04)	12.65%[3]	9.46%	8.14%	0.00%	0.00%

Comparative Performance
Bloomberg Barclays U.S. Corporate High-Yield Bond Index[1]	12.73	8.34	7.71

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]	Bloomberg Barclays U.S. Corporate High-Yield Bond Index is an unmanaged index that covers the U.S.-dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bond market.

[2]	The amount shown under Gross and Net Expense Ratio is 0.00% to reflect the fact that the Fund does not pay any advisory, administration or distribution and service fees, and that Loomis Sayles has agreed to pay certain expenses of the Fund. All fees are paid by investors indirectly through separately negotiated advisory relationships with the Fund’s Adviser or through “wrap fee” programs sponsored by broker dealers and investment advisers that may be affiliated or unaffiliated with the Fund, Loomis Sayles or NGAM Advisors, L.P.

[3]

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund for financial reporting purposes only, and as such, the total returns reflected above are different from the total returns reported in the financial highlights. The returns presented in the table above are what an investor would have actually experienced.

|  2

LOOMIS SAYLES SECURITIZED ASSET FUND

Managers	Symbol
Ian Anderson	Institutional Class	LSSAX
Alessandro Pagani, CFA®
Clifton V. Rowe, CFA®

Investment Objective

The Fund’s investment objective is to seek a high level of current income consistent with capital preservation.

Market Conditions

In the beginning of the period, the Federal Reserve (Fed) raised interest rates for the first time since June 2006. This led to modest losses within investment-grade markets and added to an already challenging environment for high yield. After oil prices bottomed in mid-February, capital returned to markets and riskier assets rebounded strongly. Volatility spiked temporarily in June following the U.K. referendum vote to leave the European Union (EU), but conditions were generally calm for the remainder of the period. Fixed-income markets finished the period on a positive note and added to full-year gains.

At the start of the first quarter, the Fed projected four rate hikes during 2016. Yet as of September 30, there had been no increases and markets anticipated only one 25 basis point hike before year-end. The Fed consistently lowered economic projections throughout 2016, which removed some of the upward pressure on U.S. Treasury yields.

Yields on securitized assets generally followed U.S. Treasury yields lower, resulting in a positive total return for the sector. The Fed still owns $1.7 trillion worth of mortgage-backed securities (MBS) and remains a powerful force in that market as principal payments from matured securities are reinvested.

Performance Results

For the 12 months ended September 30, 2016, Institutional Class shares of the Loomis Sayles Securitized Asset Fund returned 4.27%. The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Securitized Bond Index, which returned 3.68%.

Explanation of Fund Performance

The fund’s outperformance primarily was due to allocation differences between the fund and the benchmark. The fund generally favors various spread (non-government) sectors relative to the benchmark, which is almost entirely composed of U.S. agency-backed securities. In particular, the fund’s exposure to residential mortgage-backed securities (RMBS) helped boost relative performance, as the sector outperformed Treasuries on a duration-adjusted basis, which considers a security’s return relative to Treasuries with similar duration (price sensitivity to interest rate changes). The fund’s allocation to asset-backed securities (ABS) was especially helpful to absolute return, as selected student loan names performed well. In addition, the fund’s yield-curve (a curve that shows the relationship among bond yields across the maturity spectrum) positioning and longer-than-benchmark duration also contributed to performance. Specifically, the yield curve flattened over the period, and our overweight position to the long end of the curve proved to be beneficial. Despite posting a positive absolute return, the fund’s allocation to U.S. securitized agency credit weighed on relative performance.

Outlook

Agency MBS spreads (the difference in yield between agency MBS and Treasuries of similar maturity) remain narrow relative to history. Additionally, refinancing risk is beginning to increase, as mortgages issued in recent years are of relatively high quality compared with those issued in earlier years. Therefore, we prefer to underweight recently issued 30-year MBS, favoring sectors with less refinance risk, such as low-loan balance mortgages and home equity conversion mortgages. Within the commercial real estate sector, top-tier assets and markets have generally recovered and are at or above prior peak levels. We believe investment-grade commercial mortgage-backed securities (CMBS) remain attractive. We also believe ABS currently offer an attractive combination of strong credit quality and enhanced yield. We favor buying higher-yielding securities, such as subordinated bonds, and bonds of less-frequent issuers. Our analysis indicates the credit risk of these securities is inefficiently priced, and they offer attractive opportunities for additional yield.

3  |

Hypothetical Growth of $10,000 Investment in Institutional Class Shares

September 30, 2006 through September 30, 2016

Average Annual Total Returns — September 30, 2016

				Expense Ratios[2]
	1 Year	5 Years	10 Years	Gross	Net

Institutional Class (Inception 3/2/06)	4.27%	4.72%	6.21%	0.00%	0.00%

Comparative Performance
Bloomberg Barclays U.S. Securitized Bond Index[1]	3.68	2.76	4.60

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]	Bloomberg Barclays U.S. Securitized Bond Index is an unmanaged index of asset-backed securities, collateralized mortgage-backed securities (ERISA eligible), and fixed-rate mortgage-backed securities.

[2]	The amount shown under Gross and Net Expense Ratio is 0.00% to reflect the fact that the Fund does not pay any advisory, administration or distribution and service fees, and that Loomis Sayles has agreed to pay certain expenses of the Fund. All fees are paid by investors indirectly through separately negotiated advisory relationships with the Fund’s Adviser or through “wrap fee” programs sponsored by broker dealers and investment advisers that may be affiliated or unaffiliated with the Fund, Loomis Sayles or NGAM Advisors, L.P.

1623920.1.1

|  4

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

Additional Index Information

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

Proxy Voting Information

A description of the Funds’ proxy voting policies and procedures is available without charge, upon request by calling Loomis Sayles at 800-633-3330; on the Funds’ website at www.loomissayles.com, and on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Funds’ website and the SEC’s website.

Quarterly Portfolio Schedules

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

5  |

UNDERSTANDING FUND EXPENSES

Typically, mutual fund shareholders incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution fees (12b-1 fees), and other fund expenses. However, the Funds are unlike other mutual funds; they do not charge any fees or expenses.

You should be aware that shares in the Funds are available only to institutional investment advisory clients of Loomis, Sayles & Company, L.P. (“Loomis Sayles”) and NGAM Advisors, L.P. (“NGAM Advisors”) and to participants in “wrap fee” programs sponsored by broker-dealers and investment advisers that may be affiliated or unaffiliated with the Funds, Loomis Sayles or NGAM Advisors. The institutional investment advisory clients of Loomis Sayles and NGAM Advisors pay Loomis Sayles or NGAM Advisors a fee for their investment advisory services, while participants in “wrap fee” programs pay a “wrap fee” to the program’s sponsor. The “wrap fee” program sponsors, in turn, pay a fee to NGAM Advisors. “Wrap fee” program participants should read carefully the wrap fee brochure provided to them by their program’s sponsor and the fees paid by such sponsor to NGAM Advisors. Shareholders pay no additional fees or expenses to purchase shares of the Funds. However, shareholders will indirectly pay a proportionate share of those costs, such as brokerage commissions, taxes and extraordinary expenses, that are borne by the Funds through a reduction in each Fund’s net asset value.

The first line in each Fund’s table shows the actual amount of Fund expenses ($0) you would have paid on a $1,000 investment in the Fund from April 1, 2016 through September 30, 2016.

The second line in each Fund’s table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio (0%) and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

Loomis Sayles High Income Opportunities Fund

Institutional Class	Beginning Account Value 4/1/2016	Ending Account Value 9/30/2016	Expenses Paid During Period* 4/1/2016 – 9/30/2016
Actual	$1,000.00	$1,115.20	$0.00
Hypothetical (5% return before expenses)	$1,000.00	$1,025.00	$0.00

*   Expenses are equal to the Fund’s annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 366 (to reflect the half-year period).

Loomis Sayles Securitized Asset Fund

Institutional Class	Beginning Account Value 4/1/2016	Ending Account Value 9/30/2016	Expenses Paid During Period* 4/1/2016 – 9/30/2016
Actual	$1,000.00	$1,027.70	$0.00
Hypothetical (5% return before expenses)	$1,000.00	$1,025.00	$0.00

*   Expenses are equal to the Fund’s annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 366 (to reflect the half-year period).

|  6

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees of the Trust (the “Board”), including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups and categories of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees, if any, and other expenses, including information comparing the Funds’ expenses to the fees charged to institutional accounts with similar strategies managed by the Adviser, if any, and to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) the Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s respective investment staffs and their use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Funds’ investment performance. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and fee differentials against each Fund’s peer group/category, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against similarly categorized funds. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review Committee and/or the full Board, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board most recently approved the continuation of the Agreements at its meeting held in June 2016. The Agreements were continued for a one-year period for both Funds. In considering whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the monitoring and oversight services provided by NGAM Advisors, L.P. (“NGAM Advisors”). They also considered the administrative services provided by NGAM Advisors and its affiliates to the Funds. The Trustees also considered that the Funds are generally only available to institutional clients of Loomis Sayles and participants in certain “wrap programs.”

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics, including metrics that also measured the performance of the Funds on a risk adjusted basis. With respect to each Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement relating to that Fund.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

7  |

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. Under the terms of the Agreements, the Adviser does not charge the Funds an investment advisory fee or any other fee for services. The Adviser also bears most of the Funds’ expenses. The Trustees considered that, although the Funds do not compensate the Adviser directly for services under the Agreements, the Adviser will typically receive an advisory fee from its advisory clients who have invested in the Funds or from the sponsors of “wrap programs,” who in turn charge the programs’ participants. Because the Funds do not charge an advisory fee, the Trustees did not consider the profitability of the Adviser’s relationship to the Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements and in light of the structure of the advisory arrangements, that each Fund’s advisory fee of 0% was fair and reasonable and supported the renewal of the Agreements.

Economies of Scale. The Trustees noted that because the Adviser has borne most of the Funds’ expenses, economies of scale were not relevant to these Funds.

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events on the performance, asset levels and expense ratios of each Fund.

•

Whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

The nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under separate agreements covering administrative services.

•

So-called “fallout benefits” to the Adviser, such as the financial and other benefits to the Adviser from being able to offer the Funds to its advisory clients and investors in certain “wrap” programs and engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the benefits to the parent company of NGAM Advisors from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2017.

|  8

Portfolio of Investments – as of September 30, 2016

Loomis Sayles High Income Opportunities Fund

Principal Amount	Description	Value (†)

Bonds and Notes – 91.0% of Net Assets

Non-Convertible Bonds – 87.8%

	ABS Home Equity – 2.1%
$165,000	American Homes 4 Rent, Series 2014-SFR1, Class E, 3.031%, 6/17/2031, 144A(b)	$161,989
175,000	American Homes 4 Rent, Series 2014-SFR2, Class D, 5.149%, 10/17/2036, 144A	193,631
57,625	Banc of America Alternative Loan Trust, Series 2003-8, Class 1CB1, 5.500%, 10/25/2033	58,752
291,778	Banc of America Alternative Loan Trust, Series 2004-9, Class 2CB1, 6.000%, 10/25/2034	297,545
70,492	Banc of America Funding Corp., Series 2007-4, Class 5A1, 5.500%, 11/25/2034	69,828
66,785	Banc of America Funding Trust, Series 2005-7, Class 3A1, 5.750%, 11/25/2035	68,423
100,000	CAM Mortgage Trust LLC, Series 2015-1, Class M, 4.750%, 7/15/2064, 144A(b)	98,357
91,995	Countrywide Alternative Loan Trust, Series 2005-14, Class 2A1, 0.735%, 5/25/2035(b)	76,312
63,053	Countrywide Asset-Backed Certificates, Series 2004-13, Class AF5B, 4.903%, 5/25/2035(b)	64,431
221,228	DSLA Mortgage Loan, Series 2005-AR5, Class 2A1A, 0.861%, 9/19/2045(b)	162,867
320,000	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2013-DN2, Class M2, 4.775%, 11/25/2023(b)	338,836
270,000	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M3, 3.825%, 10/25/2027(b)	280,775
77,562	GMAC Mortgage Corp. Loan Trust, Series 2005-AR4, Class 3A1, 3.558%, 7/19/2035(b)	69,871
64,758	GSR Mortgage Loan Trust, Series 2004-14, Class 5A1, 3.189%, 12/25/2034(b)	64,203
117,302	IndyMac Index Mortgage Loan Trust, Series 2005-16IP, Class A1, 1.165%, 7/25/2045(b)	98,028
97,455	Lehman Mortgage Trust, Series 2005-3, Class 1A6, 1.025%, 1/25/2036(b)	63,271
295,573	MASTR Adjustable Rate Mortgages Trust, Series 2005-2, Class 4A1, 2.920%, 3/25/2035(b)	229,031
76,151	Structured Asset Securities Corp. Mortgage Pass Through Certificates, Series 2004-20, Class 8A7, 5.750%, 11/25/2034	77,164
175,000	Vericrest Opportunity Loan Transferee, Series 2015-NP14, Class A2, 4.875%, 11/27/2045, 144A(b)	168,377

	ABS Home Equity – continued
$115,145	WaMu Mortgage Pass Through Certificates, Series 2006-AR11, Class 2A, 2.193%, 9/25/2046(b)	$108,375
180,021	WaMu Mortgage Pass Through Certificates, Series 2006-AR19, Class 2A, 1.943%, 1/25/2047(b)	160,959

		2,911,025

	ABS Other – 0.2%
221,726	AIM Aviation Finance Ltd., Series 2015-1A, Class B1, 5.072%, 2/15/2040, 144A(b)	213,429
31,438	Sierra Receivables Funding Co. LLC, Series 2011-3A, Class C, 9.310%, 7/20/2028, 144A	31,658

		245,087

	Aerospace & Defense – 2.9%
90,000	Embraer Netherlands Finance BV, 5.050%, 6/15/2025	90,450
75,000	Engility Corp., 8.875%, 9/01/2024, 144A	75,938
90,000	Huntington Ingalls Industries, Inc., 5.000%, 11/15/2025, 144A	95,175
690,000	KLX, Inc., 5.875%, 12/01/2022, 144A	714,150
1,425,000	Meccanica Holdings USA, Inc., 6.250%, 1/15/2040, 144A	1,396,500
400,000	Meccanica Holdings USA, Inc., 7.375%, 7/15/2039, 144A	438,000
350,000	Oshkosh Corp., 5.375%, 3/01/2025	366,187
265,000	TransDigm, Inc., 6.000%, 7/15/2022	279,575
225,000	TransDigm, Inc., 6.500%, 7/15/2024	236,813
185,000	TransDigm, Inc., 6.500%, 5/15/2025	192,631

		3,885,419

	Airlines – 2.1%
1,162,230	American Airlines Pass Through Trust, Series 2013-1, Class B, 5.625%, 1/15/2021, 144A	1,212,915
325,142	Delta Air Lines Pass Through Trust, Series 2007-1, Class B, 8.021%, 2/10/2024	370,271
1,217,293	Latam Airlines Pass Through Trust, Series 2015-1, Class B, 4.500%, 8/15/2025	1,171,644
54,761	Virgin Australia Pass Through Trust, Series 2013-1C, 7.125%, 10/23/2018, 144A	55,446

		2,810,276

	Automotive – 2.1%
150,000	Allison Transmission, Inc., 5.000%, 10/01/2024, 144A	153,750
975,000	General Motors Financial Co., Inc., 5.250%, 3/01/2026	1,070,827
65,000	Goodyear Tire & Rubber Co. (The), 5.000%, 5/31/2026	66,869
60,000	Goodyear Tire & Rubber Co. (The), 5.125%, 11/15/2023	62,550
320,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	349,600

See accompanying notes to financial statements.

9  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Automotive – continued
$500,000	Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc., 7.875%, 10/01/2022, 144A	$508,750
585,000	ZF North America Capital, Inc., 4.750%, 4/29/2025, 144A	614,250

		2,826,596

	Banking – 4.6%
600,000	Ally Financial, Inc., 3.500%, 1/27/2019	605,250
155,000	Ally Financial, Inc., 4.125%, 3/30/2020	157,712
20,000	Ally Financial, Inc., 4.125%, 2/13/2022	20,225
980,000	Ally Financial, Inc., 5.125%, 9/30/2024	1,038,800
1,125,000	Commerzbank AG, 8.125%, 9/19/2023, 144A	1,294,312
1,335,000	Intesa Sanpaolo SpA, 5.017%, 6/26/2024, 144A	1,218,276
405,000	Royal Bank of Scotland Group PLC, 4.700%, 7/03/2018	415,982
265,000	Royal Bank of Scotland Group PLC, 6.000%, 12/19/2023	276,188
1,210,000	Royal Bank of Scotland Group PLC, 6.125%, 12/15/2022	1,282,133

		6,308,878

	Brokerage – 0.7%
200,000	Jefferies Finance LLC/JFIN Co-Issuer Corp., 6.875%, 4/15/2022, 144A	186,000
140,000	Jefferies Group LLC, 6.250%, 1/15/2036	145,919
515,000	Jefferies Group LLC, 6.450%, 6/08/2027	583,031

		914,950

	Building Materials – 1.2%
670,000	Atrium Windows & Doors, Inc., 7.750%, 5/01/2019, 144A	602,162
300,000	Cemex SAB de CV, 7.750%, 4/16/2026, 144A	332,850
265,000	HD Supply, Inc., 5.250%, 12/15/2021, 144A	280,238
15,000	Masco Corp., 7.750%, 8/01/2029	17,925
150,000	NCI Building Systems, Inc., 8.250%, 1/15/2023, 144A	163,125
160,000	U.S. Concrete, Inc., 6.375%, 6/01/2024	166,000
100,000	USG Corp., 5.500%, 3/01/2025, 144A	107,250

		1,669,550

	Cable Satellite – 7.7%
690,000	Altice Financing S.A., 6.625%, 2/15/2023, 144A	708,112
150,000	Cablevision S.A., 6.500%, 6/15/2021, 144A	156,563
400,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 2/15/2023	417,000
605,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.750%, 1/15/2024	642,812
575,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.875%, 5/01/2027, 144A	612,375
540,000	CSC Holdings LLC, 5.250%, 6/01/2024	513,000
45,000	CSC Holdings LLC, 6.750%, 11/15/2021	47,588
25,000	CSC Holdings LLC, 7.625%, 7/15/2018	26,938
300,000	CSC Holdings LLC, 10.125%, 1/15/2023, 144A	345,750

	Cable Satellite – continued
745,000	CSC Holdings LLC, 10.875%, 10/15/2025, 144A	872,581
625,000	DISH DBS Corp., 5.000%, 3/15/2023	607,812
440,000	DISH DBS Corp., 5.125%, 5/01/2020	456,500
480,000	DISH DBS Corp., 5.875%, 7/15/2022	493,310
500,000	DISH DBS Corp., 5.875%, 11/15/2024	493,750
245,000	DISH DBS Corp., 7.750%, 7/01/2026, 144A	260,313
115,000	Sirius XM Radio, Inc., 5.750%, 8/01/2021, 144A	120,405
1,320,000	Unitymedia GmbH, 6.125%, 1/15/2025, 144A	1,384,350
875,000	Virgin Media Secured Finance PLC, 5.250%, 1/15/2026, 144A	888,125
200,000	Virgin Media Secured Finance PLC, 5.500%, 1/15/2025, 144A	204,500
565,000	Ziggo Bond Finance BV, 5.875%, 1/15/2025, 144A	565,000
660,000	Ziggo Secured Finance BV, 5.500%, 1/15/2027, 144A	659,175

		10,475,959

	Chemicals – 0.5%
805,000	Hercules, Inc., 6.500%, 6/30/2029	724,500

	Construction Machinery – 0.5%
115,000	United Rentals North America, Inc., 4.625%, 7/15/2023	117,875
290,000	United Rentals North America, Inc., 5.750%, 11/15/2024	300,875
255,000	United Rentals North America, Inc., 6.125%, 6/15/2023	267,431

		686,181

	Consumer Cyclical Services – 1.3%
330,000	IHS Markit Ltd., 5.000%, 11/01/2022, 144A	349,173
460,000	Interval Acquisition Corp., 5.625%, 4/15/2023	474,950
285,000	Realogy Group LLC/Realogy Co-Issuer Corp., 5.250%, 12/01/2021, 144A	299,872
645,000	ServiceMaster Co. LLC (The), 7.450%, 8/15/2027	685,635

		1,809,630

	Consumer Products – 0.2%
225,000	Avon International Operations, Inc., 7.875%, 8/15/2022, 144A	232,313

	Diversified Manufacturing – 0.1%
75,000	Entegris, Inc., 6.000%, 4/01/2022, 144A	77,625

	Electric – 1.8%
300,000	AES Corp. (The), 5.500%, 4/15/2025	308,625
220,000	AES Corp. (The), 6.000%, 5/15/2026	232,650
315,000	Calpine Corp., 7.875%, 1/15/2023, 144A	332,719
20,310	CE Generation LLC, 7.416%, 12/15/2018	18,990
925,000	Enel SpA, (fixed rate to 9/24/2023, variable rate thereafter), 8.750%, 9/24/2073, 144A	1,081,094
155,000	NRG Energy, Inc., 6.250%, 7/15/2022	157,325
35,000	NRG Energy, Inc., 6.625%, 3/15/2023	35,350

See accompanying notes to financial statements.

|  10

Portfolio of Investments – as of September 30, 2016

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Electric – continued
$165,000	NRG Energy, Inc., 7.250%, 5/15/2026, 144A	$167,887
67,000	NRG Energy, Inc., 7.875%, 5/15/2021	70,015

		2,404,655

	Environmental – 0.3%
195,000	GFL Environmental, Inc., 7.875%, 4/01/2020, 144A	205,725
175,000	GFL Environmental, Inc., 9.875%, 2/01/2021, 144A	191,625

		397,350

	Finance Companies – 6.2%
150,000	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 3.750%, 5/15/2019	153,187
570,000	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 4.500%, 5/15/2021	596,362
220,000	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 4.625%, 10/30/2020	231,000
375,000	Aircastle Ltd., 5.125%, 3/15/2021	400,781
410,000	Aircastle Ltd., 5.500%, 2/15/2022	441,775
30,000	Aircastle Ltd., 7.625%, 4/15/2020	34,163
220,000	International Lease Finance Corp., 5.875%, 8/15/2022	243,925
45,000	International Lease Finance Corp., 6.250%, 5/15/2019	48,769
70,000	International Lease Finance Corp., 8.250%, 12/15/2020	83,125
255,000	International Lease Finance Corp., 8.625%, 1/15/2022	313,650
135,000	iStar, Inc., 4.000%, 11/01/2017	135,337
195,000	iStar, Inc., 4.875%, 7/01/2018	195,975
585,000	iStar, Inc., 5.000%, 7/01/2019	583,467
75,000	iStar, Inc., 5.850%, 3/15/2017	75,896
245,000	iStar, Inc., 6.500%, 7/01/2021	248,675
55,000	iStar, Inc., 7.125%, 2/15/2018	57,338
865,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.875%, 8/01/2021, 144A	821,750
210,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 7.375%, 10/01/2017	211,575
30,000	Navient Corp., MTN, 6.125%, 3/25/2024	27,938
65,000	Navient LLC, 4.875%, 6/17/2019	64,756
185,000	Navient LLC, 5.500%, 1/25/2023	169,737
835,000	Navient LLC, MTN, 5.500%, 1/15/2019	847,525
145,000	Provident Funding Associates LP/PFG Finance Corp., 6.750%, 6/15/2021, 144A	146,269
870,000	Quicken Loans, Inc., 5.750%, 5/01/2025, 144A	863,475
395,000	Springleaf Finance Corp., 5.250%, 12/15/2019	403,394
280,000	Springleaf Finance Corp., 7.750%, 10/01/2021	293,650
110,000	Springleaf Finance Corp., 8.250%, 10/01/2023	115,500
200,000	Springleaf Finance Corp., Series J, MTN, 6.500%, 9/15/2017	207,000
102,000	Stearns Holdings LLC, 9.375%, 8/15/2020, 144A	98,940
320,000	Unifin Financiera SAB de CV SOFOM ENR, 7.250%, 9/27/2023, 144A	318,800

		8,433,734

	Financial Other – 1.2%
450,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.875%, 3/15/2019	452,250
860,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875%, 2/01/2022	825,600
388,000	Rialto Holdings LLC/Rialto Corp., 7.000%, 12/01/2018, 144A	393,820

		1,671,670

	Food & Beverage – 1.0%
730,000	Cosan Luxembourg S.A., 7.000%, 1/20/2027, 144A	761,937
195,000	JBS USA LLC/JBS USA Finance, Inc., 5.750%, 6/15/2025, 144A	191,588
20,000	JBS USA LLC/JBS USA Finance, Inc., 7.250%, 6/01/2021, 144A	20,675
120,000	TreeHouse Foods, Inc., 4.875%, 3/15/2022	124,200
265,000	WhiteWave Foods Co. (The), 5.375%, 10/01/2022	301,106

		1,399,506

	Gaming – 0.9%
150,000	Boyd Gaming Corp., 6.375%, 4/01/2026, 144A	160,875
80,000	GLP Capital LP/GLP Financing II, Inc., 5.375%, 4/15/2026	86,000
925,000	MGM Resorts International, 6.000%, 3/15/2023	1,003,625

		1,250,500

	Government Owned – No Guarantee – 1.4%
675,000	Petrobras Global Finance BV, 4.875%, 3/17/2020	676,687
610,000	Petrobras Global Finance BV, 5.375%, 1/27/2021	603,290
260,000	Petrobras Global Finance BV, 6.250%, 3/17/2024	252,850
340,000	Petrobras Global Finance BV, 8.375%, 5/23/2021	371,450

		1,904,277

	Healthcare – 4.3%
135,000	Amsurg Corp., 5.625%, 7/15/2022	138,038
750,000	CHS/Community Health Systems, Inc., 6.875%, 2/01/2022	645,000
300,000	HCA Holdings, Inc., 6.250%, 2/15/2021	325,500
125,000	HCA, Inc., 4.500%, 2/15/2027	125,781
655,000	HCA, Inc., 5.375%, 2/01/2025	676,287
430,000	HCA, Inc., 7.050%, 12/01/2027	457,413
35,000	HCA, Inc., 7.500%, 12/15/2023	38,806
790,000	HCA, Inc., 7.500%, 11/06/2033	856,162
40,000	HCA, Inc., 7.690%, 6/15/2025	44,956
40,000	HCA, Inc., 8.360%, 4/15/2024	46,443
205,000	HCA, Inc., MTN, 7.580%, 9/15/2025	231,138
20,000	HCA, Inc., MTN, 7.750%, 7/15/2036	21,675
135,000	Hologic, Inc., 5.250%, 7/15/2022, 144A	143,269
70,000	Kindred Healthcare, Inc., 8.000%, 1/15/2020	71,225
190,000	Kindred Healthcare, Inc., 8.750%, 1/15/2023	190,000
140,000	LifePoint Health, Inc., 5.500%, 12/01/2021	145,950
50,000	MEDNAX, Inc., 5.250%, 12/01/2023, 144A	52,563

See accompanying notes to financial statements.

11  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Healthcare – continued
$180,000	Team Health, Inc., 7.250%, 12/15/2023, 144A	$193,725
490,000	Tenet Healthcare Corp., 6.750%, 6/15/2023	455,700
1,145,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	941,762

		5,801,393

	Home Construction – 1.6%
20,000	Beazer Homes USA, Inc., 8.750%, 3/15/2022, 144A	21,100
200,000	Corporacion GEO SAB de CV, 8.875%, 3/27/2022, 144A(c)(d)(e)	2
260,000	K. Hovnanian Enterprises, Inc., 5.000%, 11/01/2021(e)(f)	182,000
385,000	Lennar Corp., 4.750%, 11/15/2022	397,513
720,000	PulteGroup, Inc., 6.000%, 2/15/2035	727,200
495,000	PulteGroup, Inc., 6.375%, 5/15/2033	515,625
380,000	TRI Pointe Holdings, Inc./TRI Pointe Group, Inc., 4.375%, 6/15/2019	390,925
200,000	Urbi Desarrollos Urbanos SAB de CV, 9.750%, 2/03/2022, 144A(c)(d)(e)	2

		2,234,367

	Independent Energy – 8.1%
1,035,000	Antero Resources Corp., 5.125%, 12/01/2022	1,042,762
75,000	Antero Resources Corp., 5.375%, 11/01/2021	75,844
595,000	Baytex Energy Corp., 5.625%, 6/01/2024, 144A	484,925
220,000	Bonanza Creek Energy, Inc., 5.750%, 2/01/2023	100,100
500,000	Bonanza Creek Energy, Inc., 6.750%, 4/15/2021	227,500
68,000	California Resources Corp., 5.500%, 9/15/2021	36,040
33,000	California Resources Corp., 6.000%, 11/15/2024	15,758
110,000	Callon Petroleum Co., 6.125%, 10/01/2024, 144A	113,850
103,000	Chesapeake Energy Corp., 4.875%, 4/15/2022	86,778
8,000	Chesapeake Energy Corp., 5.750%, 3/15/2023	6,800
12,000	Chesapeake Energy Corp., 6.125%, 2/15/2021	11,010
21,000	Chesapeake Energy Corp., 6.625%, 8/15/2020	19,766
110,000	Concho Resources, Inc., 5.500%, 10/01/2022	114,125
300,000	Concho Resources, Inc., 5.500%, 4/01/2023	309,375
600,000	CONSOL Energy, Inc., 5.875%, 4/15/2022	552,000
310,000	Continental Resources, Inc., 3.800%, 6/01/2024	283,650
80,000	Continental Resources, Inc., 4.500%, 4/15/2023	76,800
630,000	Continental Resources, Inc., 5.000%, 9/15/2022	628,425

	Independent Energy – continued
445,000	Eclipse Resources Corp., 8.875%, 7/15/2023	433,597
100,000	Halcon Resources Corp., 8.625%, 2/01/2020, 144A	100,500
85,000	Matador Resources Co., 6.875%, 4/15/2023	87,975
250,000	MEG Energy Corp., 6.375%, 1/30/2023, 144A	197,812
280,000	MEG Energy Corp., 6.500%, 3/15/2021, 144A	228,550
465,000	MEG Energy Corp., 7.000%, 3/31/2024, 144A	367,350
135,000	Newfield Exploration Co., 5.625%, 7/01/2024	138,375
834,000	Oasis Petroleum, Inc., 6.875%, 3/15/2022	798,555
75,000	PDC Energy, Inc., 6.125%, 9/15/2024, 144A	77,625
580,000	QEP Resources, Inc., 5.250%, 5/01/2023	571,300
220,000	QEP Resources, Inc., 5.375%, 10/01/2022	218,350
5,000	QEP Resources, Inc., 6.875%, 3/01/2021	5,213
380,000	Rex Energy Corp., (Step to 8.000% on 10/01/2017), 1.000%, 10/01/2020(g)	207,100
660,000	Rice Energy, Inc., 6.250%, 5/01/2022	681,450
370,000	RSP Permian, Inc., 6.625%, 10/01/2022	387,575
200,000	Sanchez Energy Corp., 6.125%, 1/15/2023	160,500
280,000	SM Energy Co., 5.000%, 1/15/2024	263,200
230,000	SM Energy Co., 5.625%, 6/01/2025	216,200
170,000	SM Energy Co., 6.125%, 11/15/2022	170,000
135,000	SM Energy Co., 6.500%, 11/15/2021	138,037
15,000	SM Energy Co., 6.500%, 1/01/2023	15,150
100,000	SM Energy Co., 6.750%, 9/15/2026	101,000
250,000	Southwestern Energy Co., 6.700%, 1/23/2025	250,000
270,000	Whiting Petroleum Corp., 5.000%, 3/15/2019	261,225
755,000	Whiting Petroleum Corp., 5.750%, 3/15/2021	705,925

		10,968,072

	Industrial Other – 0.1%
130,000	Broadspectrum Ltd., 8.375%, 5/15/2020, 144A	138,450

	Life Insurance – 0.3%
430,000	CNO Financial Group, Inc., 5.250%, 5/30/2025	426,775

	Lodging – 0.4%
115,000	Hilton Domestic Operating Co., Inc., 4.250%, 9/01/2024, 144A	117,300
400,000	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625%, 10/15/2021	412,000

		529,300

	Media Entertainment – 1.6%
660,000	AMC Networks, Inc., 4.750%, 12/15/2022	668,250
830,000	Clear Channel Worldwide Holdings, Inc., 7.625%, 3/15/2020	822,737
85,000	Clear Channel Worldwide Holdings, Inc., Series A, 6.500%, 11/15/2022	85,638
540,000	Clear Channel Worldwide Holdings, Inc., Series B, 6.500%, 11/15/2022	562,275
45,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 5.250%, 2/15/2022	46,800

		2,185,700

See accompanying notes to financial statements.

|  12

Portfolio of Investments – as of September 30, 2016

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Metals & Mining – 3.3%
$405,000	Alcoa, Inc., 5.125%, 10/01/2024	$430,819
235,000	Alcoa, Inc., 5.900%, 2/01/2027	251,450
50,000	Alcoa, Inc., 6.750%, 1/15/2028	54,625
390,000	Anglo American Capital PLC, 4.125%, 9/27/2022, 144A	386,100
395,000	Anglo American Capital PLC, 4.875%, 5/14/2025, 144A	402,900
150,000	ArcelorMittal, 7.750%, 3/01/2041	156,375
930,000	ArcelorMittal, 8.000%, 10/15/2039	1,004,400
160,000	Essar Steel Algoma, Inc., 9.500%, 11/15/2019, 144A(d)(e)(f)	21,600
175,000	First Quantum Minerals Ltd., 7.000%, 2/15/2021, 144A	156,625
355,000	First Quantum Minerals Ltd., 7.250%, 5/15/2022, 144A	314,175
870,000	Freeport-McMoRan, Inc., 4.550%, 11/14/2024	788,437
75,000	Freeport-McMoRan, Inc., 5.450%, 3/15/2043	60,187
165,000	Glencore Finance Canada Ltd., 5.550%, 10/25/2042, 144A	159,384
340,000	Lundin Mining Corp., 7.500%, 11/01/2020, 144A	361,250

		4,548,327

	Midstream – 5.2%
365,000	Access Midstream Partners LP/ACMP Finance Corp., 4.875%, 3/15/2024	368,910
120,000	Gibson Energy, Inc., 6.750%, 7/15/2021, 144A	122,700
55,000	Kinder Morgan Energy Partners LP, 3.450%, 2/15/2023	54,827
80,000	Kinder Morgan Energy Partners LP, 3.500%, 9/01/2023	80,125
35,000	Kinder Morgan Energy Partners LP, 4.700%, 11/01/2042	32,286
150,000	MPLX LP, 4.500%, 7/15/2023	152,914
430,000	MPLX LP, 4.875%, 12/01/2024	444,760
340,000	NGL Energy Partners LP/NGL Energy Finance Corp., 5.125%, 7/15/2019	321,300
375,000	NGL Energy Partners LP/NGL Energy Finance Corp., 6.875%, 10/15/2021	355,312
195,000	Regency Energy Partners LP/Regency Energy Finance Corp., 4.500%, 11/01/2023	196,313
175,000	Regency Energy Partners LP/Regency Energy Finance Corp., 5.750%, 9/01/2020	190,004
130,000	Regency Energy Partners LP/Regency Energy Finance Corp., 5.875%, 3/01/2022	143,348
160,000	Rose Rock Midstream LP/Rose Rock Finance Corp., 5.625%, 7/15/2022	147,200
175,000	Rose Rock Midstream LP/Rose Rock Finance Corp., 5.625%, 11/15/2023	159,250
825,000	Sabine Pass Liquefaction LLC, 5.625%, 2/01/2021	871,406
160,000	Sabine Pass Liquefaction LLC, 5.625%, 4/15/2023	170,800
335,000	Sabine Pass Liquefaction LLC, 5.625%, 3/01/2025	360,125
195,000	Sabine Pass Liquefaction LLC, 6.250%, 3/15/2022	213,038

	Midstream – continued
985,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.125%, 11/15/2019	998,790
50,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.250%, 11/15/2023	48,313
670,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.250%, 5/01/2023	678,375
105,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.375%, 8/01/2022	108,675
15,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.875%, 2/01/2021	15,488
80,000	Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.500%, 10/15/2019	85,200
525,000	Tesoro Logistics LP/Tesoro Logistics Finance Corp., 6.250%, 10/15/2022	560,437
135,000	Western Refining Logistics LP/WNRL Finance Corp., 7.500%, 2/15/2023	138,375

		7,018,271

	Non-Agency Commercial Mortgage-Backed Securities – 1.4%
590,000	BXHTL Mortgage Trust, Series 2015-DRMZ, Class M, 8.717%, 5/15/2020, 144A(b)(e)(f)	573,514
650,000	GS Mortgage Securities Trust, Series 2007-GG10, Class AM, 5.988%, 8/10/2045(b)	625,643
385,000	Hilton USA Trust, Series 2013-HLT, Class EFX, 5.609%, 11/05/2030, 144A(b)	385,594
250,000	Morgan Stanley Capital I Trust, Series 2007-HQ12, Class AM, 5.902%, 4/12/2049(b)	250,792

		1,835,543

	Oil Field Services – 0.5%
60,000	Diamond Offshore Drilling, Inc., 4.875%, 11/01/2043	41,636
370,000	Ensco PLC, 5.750%, 10/01/2044	225,953
20,000	Global Marine, Inc., 7.000%, 6/01/2028	14,000
90,000	Noble Holding International Ltd., 5.250%, 3/15/2042	50,850
185,000	Noble Holding International Ltd., 6.050%, 3/01/2041	109,150
155,000	Paragon Offshore PLC, 6.750%, 7/15/2022, 144A(d)	43,013
310,000	Paragon Offshore PLC, 7.250%, 8/15/2024, 144A(d)	86,025
15,000	Parker Drilling Co., 6.750%, 7/15/2022	11,625
85,000	Rowan Cos., Inc., 5.850%, 1/15/2044	58,438

		640,690

	Packaging – 1.3%
330,000	ARD Finance S.A., PIK, 7.125%, 9/15/2023, 144A(h)	328,350
345,000	Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc., 4.625%, 5/15/2023, 144A	346,725

See accompanying notes to financial statements.

13  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Packaging – continued
$350,000	Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc., 7.250%, 5/15/2024, 144A	$372,750
325,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) S.A., 8.250%, 2/15/2021	338,812
360,000	Signode Industrial Group Lux S.A./Signode Industrial Group U.S., Inc., 6.375%, 5/01/2022, 144A	364,500

		1,751,137

	Pharmaceuticals – 2.3%
200,000	Grifols Worldwide Operations Ltd., 5.250%, 4/01/2022	207,000
1,065,000	Valeant Pharmaceuticals International, 6.375%, 10/15/2020, 144A	998,437
375,000	Valeant Pharmaceuticals International, 7.250%, 7/15/2022, 144A	347,812
95,000	Valeant Pharmaceuticals International, Inc., 5.500%, 3/01/2023, 144A	81,225
115,000	Valeant Pharmaceuticals International, Inc., 5.625%, 12/01/2021, 144A	102,638
1,390,000	Valeant Pharmaceuticals International, Inc., 5.875%, 5/15/2023, 144A	1,198,875
15,000	Valeant Pharmaceuticals International, Inc., 6.750%, 8/15/2018, 144A	15,075
220,000	VRX Escrow Corp., 5.375%, 3/15/2020, 144A	203,500

		3,154,562

	Property & Casualty Insurance – 0.4%
555,000	HUB International Ltd., 7.875%, 10/01/2021, 144A	566,100

	Refining – 0.3%
335,000	Ultrapar International S.A., 5.250%, 10/06/2026, 144A	332,487
115,000	Western Refining, Inc., 6.250%, 4/01/2021	113,563

		446,050

	REITs – Hotels – 0.3%
385,000	Felcor Lodging LP, 5.625%, 3/01/2023	395,588

	Retailers – 1.4%
480,000	Dillard’s, Inc., 7.000%, 12/01/2028	549,571
75,000	Dillard’s, Inc., 7.875%, 1/01/2023	90,094
280,000	Foot Locker, Inc., 8.500%, 1/15/2022	330,400
160,000	GameStop Corp., 5.500%, 10/01/2019, 144A	163,400
125,000	Group 1 Automotive, Inc., 5.000%, 6/01/2022	125,390
535,000	Group 1 Automotive, Inc., 5.250%, 12/15/2023, 144A	537,006
40,000	J.C. Penney Corp., Inc., 5.750%, 2/15/2018	41,400
225,000	Nine West Holdings, Inc., 6.125%, 11/15/2034	29,250

		1,866,511

	Supermarkets – 1.3%
730,000	Albertsons Cos. LLC/Safeway, Inc./New Albertson’s/Albertson’s LLC, 5.750%, 3/15/2025, 144A	728,175
415,000	KeHE Distributors LLC/KeHE Finance Corp., 7.625%, 8/15/2021, 144A	411,888
5,000	New Albertson’s, Inc., 7.450%, 8/01/2029	4,900
10,000	New Albertson’s, Inc., 8.700%, 5/01/2030	10,150
615,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	565,800

		1,720,913

	Technology – 8.1%
110,000	ACI Worldwide, Inc., 6.375%, 8/15/2020, 144A	113,713
2,305,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	2,549,906
290,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	316,100
251,000	Blackboard, Inc., 7.750%, 11/15/2019, 144A	247,235
135,000	Camelot Finance S.A., 7.875%, 10/15/2024, 144A	139,219
70,000	CommScope Technologies Finance LLC, 6.000%, 6/15/2025, 144A	74,638
140,000	CommScope, Inc., 5.000%, 6/15/2021, 144A	144,900
165,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp., 5.875%, 6/15/2021, 144A	175,308
1,265,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp., 6.020%, 6/15/2026, 144A	1,386,823
475,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp., 7.125%, 6/15/2024, 144A	522,428
150,000	Equinix, Inc., 5.375%, 1/01/2022	158,625
140,000	Equinix, Inc., 5.375%, 4/01/2023	146,825
695,000	First Data Corp., 7.000%, 12/01/2023, 144A	734,962
330,000	IMS Health, Inc., 5.000%, 10/15/2026, 144A	343,200
320,000	Micron Technology, Inc., 5.250%, 1/15/2024, 144A	307,200
175,000	Microsemi Corp., 9.125%, 4/15/2023, 144A	199,500
190,000	MSCI, Inc., 5.250%, 11/15/2024, 144A	201,144
675,000	NXP BV/NXP Funding LLC, 4.625%, 6/15/2022, 144A	729,000
655,000	Open Text Corp., 5.625%, 1/15/2023, 144A	668,100
20,000	Open Text Corp., 5.875%, 6/01/2026, 144A	20,925
575,000	Sabre GLBL, Inc., 5.250%, 11/15/2023, 144A	585,062
235,000	Sabre GLBL, Inc., 5.375%, 4/15/2023, 144A	241,462
205,000	Western Digital Corp., 7.375%, 4/01/2023, 144A	225,500
660,000	Western Digital Corp., 10.500%, 4/01/2024, 144A	765,600

		10,997,375

See accompanying notes to financial statements.

|  14

Portfolio of Investments – as of September 30, 2016

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Transportation Services – 0.3%
$185,000	APL Ltd., 8.000%, 1/15/2024(e)(f)	$122,100
5,521	Atlas Air Pass Through Trust, Series 1998-1, Class B, 7.680%, 1/02/2018(c)	5,617
105,279	Atlas Air Pass Through Trust, Series 1998-1, Class C, 8.010%, 7/02/2011(c)(i)	107,648
115,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.125%, 6/01/2022, 144A	115,359

		350,724

	Wireless – 3.4%
220,000	Altice Luxembourg S.A., 7.625%, 2/15/2025, 144A	225,500
970,000	Altice Luxembourg S.A., 7.750%, 5/15/2022, 144A	1,035,475
690,000	SFR Group S.A., 6.000%, 5/15/2022, 144A	703,800
496,000	Sprint Capital Corp., 6.875%, 11/15/2028	465,620
1,205,000	Sprint Corp., 7.250%, 9/15/2021	1,209,519
585,000	T-Mobile USA, Inc., 6.125%, 1/15/2022	621,562
395,000	Wind Acquisition Finance S.A., 4.750%, 7/15/2020, 144A	397,963

		4,659,439

	Wirelines – 2.9%
20,000	CenturyLink, Inc., 5.625%, 4/01/2020	21,150
245,000	CenturyLink, Inc., 6.450%, 6/15/2021	262,456
25,000	CenturyLink, Inc., Series W, 6.750%, 12/01/2023	26,000
220,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	209,275
15,000	Frontier Communications Corp., 7.000%, 11/01/2025	13,200
235,000	Frontier Communications Corp., 7.450%, 7/01/2035	188,588
480,000	Frontier Communications Corp., 10.500%, 9/15/2022	508,800
640,000	Level 3 Communications, Inc., 5.750%, 12/01/2022	668,800
95,000	Level 3 Financing, Inc., 5.125%, 5/01/2023	97,850
645,000	Level 3 Financing, Inc., 5.250%, 3/15/2026, 144A	665,962
110,000	Level 3 Financing, Inc., 5.375%, 8/15/2022	114,950
35,000	Level 3 Financing, Inc., 5.375%, 5/01/2025	36,488
480,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	453,600
5,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	4,951
320,000	Telecom Italia Capital S.A., 7.200%, 7/18/2036	340,800
290,000	Telecom Italia Capital S.A., 7.721%, 6/04/2038	317,550

		3,930,420

	Total Non-Convertible Bonds
	(Identified Cost $115,529,927)	119,205,388

Convertible Bonds – 3.2%

	Building Materials – 0.1%
80,000	CalAtlantic Group, Inc., 0.250%, 6/01/2019	74,100

	Diversified Operations – 0.4%
485,000	RWT Holdings, Inc., 5.625%, 11/15/2019	491,062

	Healthcare – 0.3%
400,000	Brookdale Senior Living, Inc., 2.750%, 6/15/2018	397,250

	Leisure – 0.4%
590,000	Rovi Corp., 0.500%, 3/01/2020	587,953

	Media Entertainment – 0.2%
205,000	Liberty Media Corp., 2.250%, 9/30/2046, 144A	212,816

	Metals & Mining – 0.0%
40,000	RTI International Metals, Inc., 1.625%, 10/15/2019	42,650

	Midstream – 0.1%
170,000	Whiting Petroleum Corp., Series 2, 1.250%, 6/05/2020	163,200

	Pharmaceuticals – 0.8%
481,000	BioMarin Pharmaceutical, Inc., 1.500%, 10/15/2020	599,747
600,000	Ionis Pharmaceuticals, Inc., 1.000%, 11/15/2021	558,375

		1,158,122

	Technology – 0.9%
20,000	Advanced Micro Devices, Inc., 2.125%, 9/01/2026	21,750
220,000	Cypress Semiconductor Corp., 4.500%, 1/15/2022, 144A	248,737
145,000	Micron Technology, Inc., Series G, 3.000%, 11/15/2043	128,869
695,000	Nuance Communications, Inc., 1.000%, 12/15/2035, 144A	604,650
165,000	Viavi Solutions, Inc., 0.625%, 8/15/2033	164,175

		1,168,181

	Total Convertible Bonds
	(Identified Cost $4,144,072)	4,295,334

	Total Bonds and Notes
	(Identified Cost $119,673,999)	123,500,722

Senior Loans – 0.4%

	Chemicals – 0.1%
153,036	Chemours Co. (The), Term Loan B, 3.750%, 5/12/2022(b)	151,410

	Independent Energy – 0.3%
407,467	Chesapeake Energy Corp., Term Loan, 8/23/2021(j)	427,458

	Total Senior Loans
	(Identified Cost $559,887)	578,868

See accompanying notes to financial statements.

15  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles High Income Opportunities Fund – continued

Shares	Description	Value (†)

Preferred Stocks – 2.2%

	Food & Beverage – 0.2%
3,002	Bunge Ltd., 4.875%	$285,512

	Midstream – 0.3%
641	Chesapeake Energy Corp., 5.750%(k)	338,929
13	Chesapeake Energy Corp., 5.750%, 144A(k)	6,874
90	Chesapeake Energy Corp., 5.750%(k)	46,856

		392,659

	Pharmaceuticals – 1.4%
1,174	Allergan PLC, Series A, 5.500%	964,594
1,131	Teva Pharmaceutical Industries Ltd., 7.000%	915,657

		1,880,251

	Technology – 0.3%
3,780	Belden, Inc., 6.750%	379,625

	Total Preferred Stocks
	(Identified Cost $3,313,335)	2,938,047

Common Stocks – 0.3%

	Energy Equipment & Services – 0.0%
2,515	Hercules Offshore, Inc.(k)	4,351

	Oil, Gas & Consumable Fuels – 0.1%
8,051	Halcon Resources Corp.(k)	75,519
5,700	Rex Energy Corp.(k)	3,328
7,845	Whiting Petroleum Corp.(k)	68,565

		147,412

	Pharmaceuticals – 0.2%
4,298	Bristol-Myers Squibb Co.	231,748

	Total Common Stocks
	(Identified Cost $1,133,319)	383,511

Warrants – 0.0%
2,186	Halcon Resources Corp., Expiration on 9/9/2020 at $14.04(c)(k)	3,336
1,657	FairPoint Communications, Inc., Expiration on 1/24/2018 at $48.81(c)(e)(k)	—

	Total Warrants
	(Identified Cost $—)	3,336

Principal Amount	Description	Value (†)

Short-Term Investments – 5.4%
$7,290,248	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2016 at 0.030% to be repurchased at $7,290,266 on 10/03/2016 collateralized by $7,355,000 U.S. Treasury Note, 1.500% due 3/31/2023 valued at $7,437,744 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $7,290,248)	$7,290,248

	Total Investments – 99.3%
	(Identified Cost $131,970,788)(a)	134,694,732
	Other assets less liabilities—0.7%	1,010,956

	Net Assets – 100.0%	$135,705,688

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At September 30, 2016, the net unrealized appreciation on investments based on a cost of $132,149,831 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$6,360,115
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(3,815,214)

	Net unrealized appreciation	$2,544,901

(b)	Variable rate security. Rate as of September 30, 2016 is disclosed.
(c)	Fair valued by the Fund’s adviser. At September 30, 2016, the value of these securities amounted to $116,605 or 0.1% of net assets. See Note 2 of Notes to Financial Statements.
(d)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(e)	Illiquid security. (Unaudited)
(f)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2016, the value of these securities amounted to $899,214 or 0.7% of net assets. See Note 2 of Notes to Financial Statements.
(g)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(h)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities. For the period ended September 30, 2016, the issuer has not made any interest payments.
(i)	Maturity has been extended under the terms of a plan of reorganization.
(j)	Position is unsettled. Contract rate was not determined at September 30, 2016 and does not take effect until settlement date. Maturity date is not finalized until settlement date.
(k)	Non-income producing security.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, the value of Rule 144A holdings amounted to $48,201,840 or 35.5% of net assets.
ABS	Asset-Backed Securities
MTN	Medium Term Note
PIK	Payment-in-Kind
REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of September 30, 2016

Loomis Sayles High Income Opportunities Fund – continued

Industry Summary at September 30, 2016

Technology	9.3%
Independent Energy	8.4
Cable Satellite	7.7
Finance Companies	6.2
Midstream	5.6
Pharmaceuticals	4.7
Banking	4.6
Healthcare	4.6
Wireless	3.4
Metals & Mining	3.3
Wirelines	2.9
Aerospace & Defense	2.9
ABS Home Equity	2.1
Automotive	2.1
Airlines	2.1
Other Investments, less than 2% each	24.0
Short-Term Investments	5.4

Total Investments	99.3
Other assets less liabilities	0.7

Net Assets	100.0%

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Securitized Asset Fund

Principal Amount	Description	Value (†)

Bonds and Notes – 121.1% of Net Assets

	ABS Car Loan – 12.6%
$1,070,000	AmeriCredit Automobile Receivables Trust, Series 2014-2, Class B, 1.600%, 7/08/2019	$1,072,108
3,700,000	AmeriCredit Automobile Receivables Trust, Series 2014-4, Class C, 2.470%, 11/09/2020(b)	3,754,745
1,840,000	AmeriCredit Automobile Receivables Trust, Series 2015-2, Class C, 2.400%, 1/08/2021	1,862,442
1,275,000	AmeriCredit Automobile Receivables Trust, Series 2015-3, Class C, 2.730%, 3/08/2021	1,300,848
1,440,000	AmeriCredit Automobile Receivables Trust, Series 2016-2, Class C, 2.870%, 11/08/2021	1,477,596
645,000	Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class B, 2.620%, 9/20/2019, 144A	645,362
2,630,000	Avis Budget Rental Car Funding AESOP LLC, Series 2014-1A, Class A, 2.460%, 7/20/2020, 144A(b)	2,656,672
300,000	Avis Budget Rental Car Funding AESOP LLC, Series 2014-2A, Class A, 2.500%, 2/20/2021, 144A	303,054
4,395,000	Avis Budget Rental Car Funding AESOP LLC, Series 2015-1A, Class A, 2.500%, 7/20/2021, 144A(b)	4,438,835
2,430,000	California Republic Auto Receivables Trust, Series 2016-2, Class B, 2.520%, 5/16/2022	2,431,192
25,923	CarFinance Capital Auto Trust, Series 2014-1A, Class A, 1.460%, 12/17/2018, 144A	25,923
3,082,555	CarFinance Capital Auto Trust, Series 2014-2A, Class A, 1.440%, 11/16/2020, 144A(b)	3,078,793
1,835,000	CarNow Auto Receivables Trust, Series 2015-1A, Class C, 3.880%, 4/15/2020, 144A	1,845,086
2,845,660	Centre Point Funding LLC, Series 2012-2A, Class 1, 2.610%, 8/20/2021, 144A	2,823,484
109,349	CPS Auto Receivables Trust, Series 2013-D, Class A, 1.540%, 7/16/2018, 144A	109,396
4,000,000	CPS Auto Receivables Trust, Series 2014-C, Class B, 2.670%, 8/17/2020, 144A(b)	4,044,616
2,225,000	CPS Auto Receivables Trust, Series 2014-D, Class C, 4.350%, 11/16/2020, 144A	2,253,722
1,610,000	CPS Auto Receivables Trust, Series 2015-B, Class C, 4.200%, 5/17/2021, 144A	1,627,068
1,745,000	CPS Auto Receivables Trust, Series 2016-A, Class D, 5.000%, 12/15/2021, 144A	1,771,282
450,000	Credit Acceptance Auto Loan Trust, Series 2014-1A, Class B, 2.290%, 4/15/2022, 144A	450,866

	ABS Car Loan – continued
$3,240,000	Credit Acceptance Auto Loan Trust, Series 2014-2A, Class A, 1.880%, 3/15/2022, 144A(b)	$3,246,242
4,000,000	Credit Acceptance Auto Loan Trust, Series 2015-1A, Class B, 2.610%, 1/17/2023, 144A(b)	4,022,945
6,770,000	Credit Acceptance Auto Loan Trust, Series 2016-2A, Class B, 3.180%, 5/15/2024, 144A	6,883,454
5,680,000	Drive Auto Receivables Trust, Series 2015-BA, Class C, 2.760%, 7/15/2021, 144A(b)	5,727,389
1,900,000	Drive Auto Receivables Trust, Series 2015-DA, Class C, 3.380%, 11/15/2021, 144A	1,934,981
2,010,000	Drive Auto Receivables Trust, Series 2016-AA, Class C, 3.910%, 5/17/2021, 144A	2,060,388
1,806,744	DT Auto Owner Trust, Series 2014-2A, Class C, 2.460%, 1/15/2020, 144A(b)	1,811,657
1,240,000	DT Auto Owner Trust, Series 2015-2A, Class D, 4.250%, 2/15/2022, 144A	1,262,905
2,340,000	DT Auto Owner Trust, Series 2015-3A, Class D, 4.530%, 10/17/2022, 144A	2,395,480
5,040,000	DT Auto Owner Trust, Series 2016-4A, Class C, 2.740%, 10/17/2022, 144A	5,037,047
1,072,420	Exeter Automobile Receivables Trust, Series 2014-1A, Class B, 2.420%, 1/15/2019, 144A	1,073,114
784,648	Exeter Automobile Receivables Trust, Series 2014-3A, Class A, 1.320%, 1/15/2019, 144A(b)	783,637
4,200,000	Exeter Automobile Receivables Trust, Series 2014-3A, Class B, 2.770%, 11/15/2019, 144A(b)	4,231,856
2,000,000	First Investors Auto Owner Trust, Series 2014-1A, Class B, 2.260%, 1/15/2020, 144A	2,008,652
1,915,000	First Investors Auto Owner Trust, Series 2014-2A, Class D, 3.470%, 2/15/2021, 144A	1,938,234
956,042	Flagship Credit Auto Trust, Series 2013-1, Class B, 2.760%, 9/17/2018, 144A	956,847
5,530,000	Flagship Credit Auto Trust, Series 2014-2, Class B, 2.840%, 11/16/2020, 144A(b)	5,582,015
1,535,000	Flagship Credit Auto Trust, Series 2015-2B, 3.080%, 12/15/2021, 144A	1,563,004
710,000	Flagship Credit Auto Trust, Series 2016-2, Class B, 3.840%, 9/15/2022, 144A	740,297
1,390,000	Ford Credit Auto Owner Trust/Ford Credit, Series 2014-1, Class A, 2.260%, 11/15/2025, 144A	1,417,022

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	ABS Car Loan – continued
$3,900,000	Ford Credit Auto Owner Trust/Ford Credit, Series 2014-2, Class A, 2.310%, 4/15/2026, 144A(b)	$3,987,283
3,210,000	Hertz Vehicle Financing LLC, Series 2016-3A, Class A, 2.270%, 7/25/2020, 144A(b)	3,212,909
8,605,000	NextGear Floorplan Master Owner Trust, Series 2014-1A, Class A, 1.920%, 10/15/2019, 144A(b)	8,581,822
4,415,000	Prestige Auto Receivables Trust, Series 2015-1, Class A3, 1.530%, 2/15/2021, 144A(b)	4,421,808
7,120,000	Santander Drive Auto Receivables Trust, Series 2014-5, Class C, 2.460%, 6/15/2020(b)	7,199,173
1,940,000	Santander Drive Auto Receivables Trust, Series 2015-2, Class C, 2.440%, 4/15/2021	1,961,403
1,820,000	Santander Drive Auto Receivables Trust, Series 2016-2, Class C, 2.660%, 11/15/2021	1,848,456
1,515,000	Westlake Automobile Receivables Trust, Series 2016-1A, Class C, 3.290%, 9/15/2021, 144A	1,545,553
2,795,000	Westlake Automobile Receivables Trust, Series 2016-2A, Class C, 2.830%, 5/17/2021, 144A	2,830,346

		128,239,009

	ABS Credit Card – 1.8%
2,000,000	Barclays Dryrock Issuance Trust, Series 2015-1, Class A, 2.200%, 12/15/2022	2,045,259
4,975,000	GE Capital Credit Card Master Note Trust, Series 2010-2, Class A, 4.470%, 3/15/2020(b)	5,054,725
9,215,000	World Financial Network Credit Card Master Trust, Series 2012-A, Class A, 3.140%, 1/17/2023(b)	9,589,673
1,000,000	World Financial Network Credit Card Master Trust, Series 2012-C, Class M, 3.320%, 8/15/2022	1,029,210

		17,718,867

	ABS Home Equity – 3.4%
1,956,028	Bayview Opportunity Master Fund Trust, Series 16-RPL3, Class A1, 3.475%, 7/28/2031, 144A(c)	1,954,598
2,848,031	Colony American Finance Ltd., Series 2015-1, Class A, 2.896%, 10/15/2047, 144A(b)	2,883,121
1,500,000	Colony American Homes, Series 2014-1A, Class B, 1.881%, 5/17/2031, 144A(c)	1,494,370
131,288	Countrywide Alternative Loan Trust, Series 2006-J5, Class 4A1, 4.633%, 7/25/2021(c)(d)	119,619
130,668	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 5.115%, 2/25/2035(c)	132,574

Principal Amount	Description	Value (†)

	ABS Home Equity – continued
$507,947	Countrywide Asset-Backed Certificates, Series 2006-S7, Class A3, 5.712%, 11/25/2035(c)(d)	$496,456
6,025,000	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M2, 2.375%, 10/25/2027(b)(c)	6,128,913
4,098,228	HarborView Mortgage Loan Trust, Series 2004-3, Class 1A, 2.834%, 5/19/2034(b)(c)	4,055,555
2,025,000	Home Partners of America Trust, Series 2016-1, Class D, 3.831%, 3/17/2033, 144A(c)	2,046,089
1,239,115	Mill City Mortgage Trust, Series 2015-1, Class A1, 2.230%, 6/25/2056, 144A(c)	1,240,839
743,271	Mill City Mortgage Trust, Series 2016-1, Class A1, 2.500%, 4/25/2057, 144A(c)	747,431
154,966	Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 5A, 2.690%, 7/25/2035(c)(d)	141,560
1,417,000	Progress Residential Trust, Series 2015-SFR3, 4.673%, 11/12/2032, 144A	1,492,058
105,373	Residential Accredit Loans, Inc., Trust, Series 2006-QS13, Class 2A1, 5.750%, 9/25/2021(d)	101,457
461,128	Residential Accredit Loans, Inc., Trust, Series 2006-QS18, Class 3A3, 5.750%, 12/25/2021(d)	424,157
21,049	Residential Accredit Loans, Inc., Trust, Series 2006-QS6, Class 2A1, 6.000%, 6/25/2021(d)	19,905
2,913,386	Sequoia Mortgage Trust, Series 2013-5, Class A1, 2.500%, 5/25/2043, 144A(b)(c)	2,910,144
2,259,105	Towd Point Mortgage Trust, Series 2015-2, Class 1AE2, 2.750%, 11/25/2060, 144A(b)(c)	2,286,997
2,336,920	Towd Point Mortgage Trust, Series 2016-3, Class A1, 2.250%, 8/25/2055, 144A(c)	2,335,859
4,121,302	WaMu Mortgage Pass Through Certificates, Series 2007-HY2, Class 2A2, 2.925%, 11/25/2036(c)	3,685,331

		34,697,033

	ABS Other – 4.4%
1,182,657	CLI Funding V LLC, Series 2014-1A, Class A, 3.290%, 6/18/2029, 144A	1,151,954
2,122,675	DB Master Finance LLC, Series 2015-1A, Class A2I, 3.262%, 2/20/2045, 144A	2,133,713
986,022	Diamond Resorts Owner Trust, Series 2011-1, Class A, 4.000%, 3/20/2023, 144A	986,728
462,709	FRS I LLC, Series 2013-1A, Class A1, 1.800%, 4/15/2043, 144A	453,767

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	ABS Other – continued
$408,781	Global Container Assets Ltd., Series 2013-1A, Class A1, 2.200%, 11/05/2028, 144A	$407,999
9,265,000	OneMain Financial Issuance Trust, Series 2015-3A, Class A, 3.630%, 11/20/2028, 144A(b)	9,457,491
4,160,000	OneMain Financial Issuance Trust, Series 2016-2A, Class B, 5.940%, 3/20/2028, 144A	4,365,752
2,620,673	Orange Lake Timeshare Trust, Series 2012-AA, Class A, 3.450%, 3/10/2027, 144A	2,654,112
4,359,096	Shenton Aircraft Investment I Ltd., Series 2015-1A, Class A, 4.750%, 10/15/2042, 144A(b)	4,244,975
240,503	Sierra Timeshare Receivables Funding LLC, Series 2011-3A, Class A, 3.370%, 7/20/2028, 144A	240,960
469,948	Sierra Timeshare Receivables Funding LLC, Series 2012-1A, Class A, 2.840%, 11/20/2028, 144A	470,944
196,187	Sierra Timeshare Receivables Funding LLC, Series 2013-1A, Class A, 1.590%, 11/20/2029, 144A	195,388
3,045,000	SpringCastle America Funding LLC, Series 2016-AA, Class A, 3.050%, 4/25/2029, 144A	3,060,225
1,158,006	Springleaf Funding Trust, Series 2014-AA, Class A, 2.410%, 12/15/2022, 144A	1,159,486
973,193	SVO VOI Mortgage LLC, Series 2012-AA, Class A, 2.000%, 9/20/2029, 144A	962,890
1,620,542	TAL Advantage V LLC, Series 2014-1A, Class A, 3.510%, 2/22/2039, 144A	1,593,892
641,865	TAL Advantage V LLC, Series 2014-2A, Class A2, 3.330%, 5/20/2039, 144A	628,802
3,977,167	TAL Advantage V LLC, Series 2014-3A, Class A, 3.270%, 11/21/2039, 144A(b)	3,876,168
3,847,667	Textainer Marine Containers Ltd., Series 2014-1A, Class A, 3.270%, 10/20/2039, 144A(b)	3,744,389
2,233,084	Trip Rail Master Funding LLC, Series 2011-1A, Class A1B, 3.024%, 7/15/2041, 144A(c)	2,247,210
635,000	Verizon Owner Trust, Series 2016-1A, Class A, 1.420%, 1/20/2021, 144A	636,461

		44,673,306

	ABS Student Loan – 2.4%
2,570,636	Panhandle-Plains Higher Education Authority, Inc., Series 2011-1, Class A2, 1.596%, 7/01/2024(b)(c)	2,567,965
136,274	SoFi Professional Loan Program LLC, Series 2014-A, Class A2, 3.020%, 10/25/2027, 144A	139,337

	ABS Student Loan – continued
657,562	SoFi Professional Loan Program LLC, Series 2014-B, Class A1, 1.775%, 8/25/2032, 144A(c)	663,884
8,085,000	SoFi Professional Loan Program LLC, Series 2015-C, Class B, 3.580%, 8/25/2036, 144A(b)	8,178,915
3,220,000	SoFi Professional Loan Program LLC, Series 2016-B, Class A2B, 2.740%, 10/25/2032, 144A(b)	3,301,291
9,251,805	South Carolina Student Loan Corp., Series 2010-1, Class A2, 1.715%, 7/25/2025(b)(c)	9,290,477

		24,141,869

	Agency Commercial Mortgage-Backed Securities – 5.5%
1,663,036	Federal National Mortgage Association, Series 2015-M17, Class FA, 1.397%, 11/25/2022(c)	1,668,113
411,703,573	FHLMC Multifamily Structured Pass Through Certificates, Series K028, Class X1, 0.471%, 2/25/2023(b)(c)(e)	7,348,373
6,125,000	FHLMC Multifamily Structured Pass Through Certificates, Series K029, Class A2, 3.320%, 2/25/2023(b)(c)	6,685,703
87,027,018	FHLMC Multifamily Structured Pass Through Certificates, Series K031, Class X1, 0.368%, 4/25/2023(b)(c)(e)	1,204,872
34,979,104	FHLMC Multifamily Structured Pass Through Certificates, Series K036, Class X1, 0.918%, 10/25/2023(c)(e)	1,564,024
12,230,097	FHLMC Multifamily Structured Pass Through Certificates, Series K038, Class X1, 1.189%, 3/25/2024(c)(e)	875,557
39,823,955	FHLMC Multifamily Structured Pass Through Certificates, Series K040, Class X1, 0.874%, 9/25/2024(c)(e)	1,942,441
45,961,085	FHLMC Multifamily Structured Pass Through Certificates, Series K046, Class X1, 0.501%, 3/25/2025(c)(e)	1,283,436
75,036,905	FHLMC Multifamily Structured Pass Through Certificates, Series K047, Class X1, 0.287%, 5/25/2025(c)(e)	1,012,473
37,633,708	FHLMC Multifamily Structured Pass Through Certificates, Series K049, Class X1, 0.741%, 7/25/2025(c)(e)	1,667,407
21,780,335	FHLMC Multifamily Structured Pass Through Certificates, Series K050, Class X1, 0.462%, 8/25/2025(c)(e)	570,342

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Agency Commercial Mortgage-Backed Securities – continued
$23,812,440	FHLMC Multifamily Structured Pass Through Certificates, Series K051, Class X1, 0.688%, 9/25/2025(c)(e)	$983,516
17,813,118	FHLMC Multifamily Structured Pass Through Certificates, Series K052, Class X1, 0.811%, 11/25/2025(c)(e)	879,674
9,793,535	FHLMC Multifamily Structured Pass Through Certificates, Series K053, Class X1, 0.894%, 12/25/2025(c)(e)	664,656
17,138,477	FHLMC Multifamily Structured Pass Through Certificates, Series K054, Class X1, 1.319%, 1/25/2026(c)(e)	1,531,753
7,737,228	FHLMC Multifamily Structured Pass Through Certificates, Series K055, Class X1, 1.503%, 3/25/2026(c)(e)	804,629
8,735,000	FHLMC Multifamily Structured Pass Through Certificates, Series K057, Class X1, 1.194%, 7/25/2026(c)(e)	806,343
15,802,521	FHLMC Multifamily Structured Pass Through Certificates, Series K152, Class X1, 1.097%, 1/25/2031(c)(e)	1,495,805
3,630,989	FHLMC Multifamily Structured Pass Through Certificates, Series KS01, Class X1, 1.571%, 1/25/2023(c)(e)	217,622
52,794,045	FHLMC Multifamily Structured Pass Through Certificates, Series KS03, Class X, 0.437%, 8/25/2025(c)(e)	927,924
4,000,000	Government National Mortgage Association, Series 2008-52, Class E, 6.041%, 8/16/2042(b)(c)	5,059,643
2,000,000	Government National Mortgage Association, Series 2008-80, Class E, 5.674%, 8/16/2042(c)	2,311,948
14,422,477	Government National Mortgage Association, Series 2014-101, Class IO, 0.898%, 4/16/2056(c)(e)	900,998
21,777,736	Government National Mortgage Association, Series 2014-86, Class IO, 0.867%, 4/16/2056(c)(e)	1,246,529
73,672,734	Government National Mortgage Association, Series 2015-146, Class IB, 0.869%, 7/16/2055(b)(c)(e)	4,545,991
17,949,703	Government National Mortgage Association, Series 2015-171, Class IO, 0.894%, 11/16/2055(c)(e)	1,249,321

Principal Amount	Description	Value (†)

	Agency Commercial Mortgage-Backed Securities – continued
$27,669,384	Government National Mortgage Association, Series 2015-189, Class IG, 0.934%, 1/16/2057(c)(e)	$1,943,760
14,069,459	Government National Mortgage Association, Series 2015-68, Class IO, 0.827%, 7/16/2057(c)(e)	918,472
48,469,390	Government National Mortgage Association, Series 2015-70, Class IO, 1.118%, 12/16/2049(b)(c)(e)	3,444,579

		55,755,904

	Collateralized Mortgage Obligations – 22.0%
159,139	Federal Home Loan Mortgage Corp., REMIC, Series 1673, Class SE, 8.390%, 2/15/2024(c)(d)	179,412
123,754	Federal Home Loan Mortgage Corp., REMIC, Series 2060, Class ZA, 6.000%, 4/15/2028(b)(d)	138,580
1,407,392	Federal Home Loan Mortgage Corp., REMIC, Series 2626, Class SQ, 13.689%, 6/15/2023(c)	1,712,538
524,753	Federal Home Loan Mortgage Corp., REMIC, Series 2646, Class MH, 5.000%, 7/15/2033	558,795
240,935	Federal Home Loan Mortgage Corp., REMIC, Series 2649, Class IM, 7.000%, 7/15/2033(b)(d)(e)	61,611
284,410	Federal Home Loan Mortgage Corp., REMIC, Series 2725, Class SC, 8.290%, 11/15/2033(c)(d)	301,510
4,566,024	Federal Home Loan Mortgage Corp., REMIC, Series 2882, Class TF, 0.774%, 10/15/2034(b)(c)	4,577,148
7,444,567	Federal Home Loan Mortgage Corp., REMIC, Series 2912, Class EH, 5.500%, 1/15/2035(b)	8,518,237
4,271,444	Federal Home Loan Mortgage Corp., REMIC, Series 3013, Class AS, 17.121%, 5/15/2035(b)(c)	6,135,882
9,508,369	Federal Home Loan Mortgage Corp., REMIC, Series 3149, Class LS, 6.676%, 5/15/2036(b)(c)(e)	2,305,619
2,696,138	Federal Home Loan Mortgage Corp., REMIC, Series 3416, Class BI, 5.726%, 2/15/2038(c)(d)(e)	496,908
1,982,472	Federal Home Loan Mortgage Corp., REMIC, Series 3417, Class WS, 14.753%, 2/15/2038(b)(c)	2,619,449
1,906,290	Federal Home Loan Mortgage Corp., REMIC, Series 3561, Class W, 3.287%, 6/15/2048(b)(c)	1,876,828
450,000	Federal Home Loan Mortgage Corp., REMIC, Series 3605, Class NC, 5.500%, 6/15/2037(d)	511,300
2,115,227	Federal Home Loan Mortgage Corp., REMIC, Series 3620, Class AT, 4.265%, 12/15/2036(b)(c)	2,226,958
1,776,604	Federal Home Loan Mortgage Corp., REMIC, Series 3752, Class KF, 1.024%, 12/15/2037(c)	1,785,263

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Collateralized Mortgage Obligations – continued
$2,122,160	Federal Home Loan Mortgage Corp., REMIC, Series 3785, Class LS, 8.851%, 1/15/2041(b)(c)	$2,585,468
473,442	Federal Home Loan Mortgage Corp., REMIC, Series 3808, Class SH, 8.154%, 2/15/2041(c)	508,007
2,613,860	Federal Home Loan Mortgage Corp., REMIC, Series 3828, Class EF, 0.924%, 5/15/2037(b)(c)	2,623,211
1,800,000	Federal Home Loan Mortgage Corp., REMIC, Series 4041, Class ES, 21.379%, 8/15/2040(b)(c)	3,816,218
6,692,139	Federal Home Loan Mortgage Corp., REMIC, Series 4097, 5.626%, 8/15/2032(c)	937,804
1,959,097	Federal Home Loan Mortgage Corp., REMIC, Series 4238, Class FD, 0.824%, 2/15/2042(c)	1,955,752
21,355,649	Federal Home Loan Mortgage Corp., REMIC, Series 4321, Class BS, 1.838%, 6/15/2039(c)(e)	1,311,696
800,000	Federal Home Loan Mortgage Corp., REMIC, Series 4395, Class PE, 2.500%, 4/15/2037	765,474
460,133	Federal Home Loan Mortgage Corp., REMIC, Series 4460, Class NT, 6.500%, 8/15/2043(c)	502,525
546,865	Federal Home Loan Mortgage Corp., REMIC, Series 4460, Class TN, 5.000%, 8/15/2043(c)	591,581
1,399,000	Federal Home Loan Mortgage Corp., REMIC, Series 4480, Class NB, 3.500%, 6/15/2045	1,536,562
794,057	Federal Home Loan Mortgage Corp., Series 224, Class IO, 6.000%, 3/01/2033(b)(d)(e)	139,709
1,570,742	Federal Home Loan Mortgage Corp., Series 3792, Class DF, 0.924%, 11/15/2040(c)	1,569,228
339,235	Federal National Mortgage Association, REMIC, Series 1996-45, Class SC, 6.725%, 1/25/2024(c)(d)(e)	47,926
86,880	Federal National Mortgage Association, REMIC, Series 2003-26, Class OI, 5.500%, 11/25/2032(b)(d)(e)	398
1,679,506	Federal National Mortgage Association, REMIC, Series 2005-22, Class DG, 6.810%, 4/25/2035(c)	1,883,573
3,496,587	Federal National Mortgage Association, REMIC, Series 2006-46, Class SK, 22.274%, 6/25/2036(b)(c)	5,821,377
192,956	Federal National Mortgage Association, REMIC, Series 2006-69, Class KI, 6.775%, 8/25/2036(c)(d)(e)	40,942

	Collateralized Mortgage Obligations – continued
929,070	Federal National Mortgage Association, REMIC, Series 2008-15, Class AS, 30.374%, 8/25/2036(c)	1,832,110
1,000,000	Federal National Mortgage Association, REMIC, Series 2008-35, Class CD, 4.500%, 5/25/2023(b)	1,035,295
2,635,924	Federal National Mortgage Association, REMIC, Series 2008-86, Class LA, 3.496%, 8/25/2038(b)(c)	2,817,997
651,770	Federal National Mortgage Association, REMIC, Series 2008-87, Class LD, 4.627%, 11/25/2038(c)	701,922
1,585,857	Federal National Mortgage Association, REMIC, Series 2009-11, Class VP, 2.929%, 3/25/2039(b)(c)	1,636,818
153,375	Federal National Mortgage Association, REMIC, Series 2009-71, Class MB, 4.500%, 9/25/2024(d)	162,709
493,984	Federal National Mortgage Association, REMIC, Series 2010-75, Class MT, 4.364%, 12/25/2039(c)(d)	496,668
5,034,460	Federal National Mortgage Association, REMIC, Series 2010-95, Class FB, 0.925%, 9/25/2040(b)(c)	5,042,209
458,025	Federal National Mortgage Association, REMIC, Series 2011-100, Class SH, 7.177%, 11/25/2040(c)	579,882
1,500,000	Federal National Mortgage Association, REMIC, Series 2013-109, Class US, 10.867%, 7/25/2043(c)	1,978,710
939,818	Federal National Mortgage Association, REMIC, Series 2013-23, Class TS, 5.365%, 3/25/2043(c)	942,427
770,590	Federal National Mortgage Association, REMIC, Series 2013-26, Class SJ, 4.832%, 4/25/2033(c)	770,576
6,103,905	Federal National Mortgage Association, REMIC, Series 2013-34, Class PS, 5.625%, 8/25/2042(b)(c)(e)	1,231,154
239,465	Federal National Mortgage Association, REMIC, Series 2014-67, Class PT, 6.000%, 10/25/2044(c)	235,432
2,114,135	Federal National Mortgage Association, REMIC, Series 2015-1, Class SN, 6.000%, 7/25/2043(b)(c)	2,218,302

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Collateralized Mortgage Obligations – continued
$687,206	Federal National Mortgage Association, REMIC, Series 2015-55, Class KT, 5.500%, 5/25/2041(c)	$760,723
3,002,994	Federal National Mortgage Association, REMIC, Series 2016-26, Class KL, 4.500%, 11/25/2042(b)(c)	3,110,969
2,380,113	Federal National Mortgage Association, REMIC, Series 2016-32, Class TG, 4.500%, 1/25/2043(b)(c)	2,437,816
1,024,854	Federal National Mortgage Association, Series 334, Class 11, 6.000%, 3/25/2033(b)(d)(e)	213,295
220,337	Federal National Mortgage Association, Series 334, Class 19, 7.000%, 2/25/2033(b)(c)(d)(e)	47,133
1,121,378	Federal National Mortgage Association, Series 339, Class 13, 6.000%, 6/25/2033(b)(d)(e)	261,596
210,117	Federal National Mortgage Association, Series 339, Class 7, 5.500%, 11/25/2033(b)(d)(e)	39,928
2,337,303	Federal National Mortgage Association, Series 356, Class 13, 5.500%, 6/25/2035(b)(d)(e)	481,735
960,157	Federal National Mortgage Association, Series 359, Class 17, 6.000%, 7/25/2035(b)(d)(e)	194,917
589,594	Federal National Mortgage Association, Series 374, Class 18, 6.500%, 8/25/2036(b)(d)(e)	120,634
1,208,711	Federal National Mortgage Association, Series 374, Class 20, 6.500%, 9/25/2036(b)(d)(e)	247,066
561,038	Federal National Mortgage Association, Series 374, Class 22, 7.000%, 10/25/2036(b)(d)(e)	119,634
685,555	Federal National Mortgage Association, Series 374, Class 23, 7.000%, 10/25/2036(b)(d)(e)	156,990
814,002	Federal National Mortgage Association, Series 374, Class 24, 7.000%, 6/25/2037(b)(d)(e)	188,089
766,940	Federal National Mortgage Association, Series 381, Class 12, 6.000%, 11/25/2035(b)(d)(e)	140,909
359,676	Federal National Mortgage Association, Series 381, Class 13, 6.000%, 11/25/2035(b)(c)(d)(e)	57,050
526,002	Federal National Mortgage Association, Series 381, Class 18, 7.000%, 3/25/2037(b)(d)(e)	108,513
338,338	Federal National Mortgage Association, Series 381, Class 19, 7.000%, 3/25/2037(b)(c)(d)(e)	70,050

	Collateralized Mortgage Obligations – continued
93,480	Federal National Mortgage Association, Series 383, Class 32, 6.000%, 1/25/2038(b)(d)(e)	17,079
2,803,410	Federal National Mortgage Association, Series 384, Class 20, 5.500%, 5/25/2036(b)(c)(d)(e)	487,745
923,008	Federal National Mortgage Association, Series 384, Class 31, 6.500%, 7/25/2037(b)(d)(e)	182,021
865,267	Federal National Mortgage Association, Series 384, Class 36, 7.000%, 7/25/2037(b)(c)(d)(e)	188,107
811,464	Federal National Mortgage Association, Series 384, Class 4, 4.500%, 9/25/2036(b)(c)(d)(e)	104,138
462,397	Federal National Mortgage Association, Series 385, Class 23, 7.000%, 7/25/2037(b)(d)(e)	88,818
75,519	Federal National Mortgage Association, Series 386, Class 25, 7.000%, 3/25/2038(c)(d)(e)	14,017
10,959,066	FHLMC Multifamily Structured Pass Through Certificates, Series K017, Class X1, 1.522%, 12/25/2021(c)(e)	641,593
5,116,182	Government National Mortgage Association, Series 2006-46, Class IO, 0.438%, 4/16/2046(c)(d)(e)	78,765
5,225,191	Government National Mortgage Association, Series 2006-51, Class IO, 0.617%, 8/16/2046(b)(c)(d)(e)	175,907
12,753,846	Government National Mortgage Association, Series 2009-114, Class IO, 0.015%, 10/16/2049(c)(d)(e)	135,555
244,859	Government National Mortgage Association, Series 2009-65, Class NZ, 5.500%, 8/20/2039(d)	308,228
11,497,135	Government National Mortgage Association, Series 2010-124, Class X, 0.373%, 12/16/2052(b)(c)(d)(e)	221,338
405,167	Government National Mortgage Association, Series 2010-49, Class IA, 1.510%, 10/16/2052(c)(d)(e)	25,483
773,401	Government National Mortgage Association, Series 2010-H20, Class AF, 0.824%, 10/20/2060(c)	766,626
13,415,942	Government National Mortgage Association, Series 2011-119, Class IO, 0.835%, 8/16/2051(c)(e)	480,534
43,416,508	Government National Mortgage Association, Series 2011-121, Class IO, 0.876%, 6/16/2043(b)(c)(e)	1,076,386
27,715,310	Government National Mortgage Association, Series 2011-161, Class IO, 0.881%, 4/16/2045(c)(e)	931,160

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Collateralized Mortgage Obligations – continued
$11,470,495	Government National Mortgage Association, Series 2011-38, Class IO, 0.100%, 4/16/2053(b)(c)(d)(e)	$242,630
3,655,827	Government National Mortgage Association, Series 2011-53, Class IO, 0.434%, 5/16/2051(b)(c)(d)(e)	111,097
1,377,164	Government National Mortgage Association, Series 2011-H01, Class AF, 0.944%, 11/20/2060(c)	1,371,200
658,667	Government National Mortgage Association, Series 2011-H21, Class FT, 1.230%, 10/20/2061(c)	659,143
17,000,000	Government National Mortgage Association, Series 2012-100, Class IC, 1.387%, 9/16/2050(c)(e)	1,329,487
12,925,139	Government National Mortgage Association, Series 2012-111, Class IC, 1.287%, 9/16/2050(c)(d)(e)	959,365
63,957,653	Government National Mortgage Association, Series 2012-142, Class IO, 1.078%, 4/16/2054(b)(c)(e)	3,260,069
22,554,239	Government National Mortgage Association, Series 2012-23, Class IO, 1.090%, 6/16/2053(b)(c)(d)(e)	881,436
40,852,812	Government National Mortgage Association, Series 2012-55, Class IO, 0.945%, 4/16/2052(b)(c)(e)	1,435,985
23,820,144	Government National Mortgage Association, Series 2012-70, Class IO, 0.588%, 8/16/2052(b)(c)(d)(e)	758,472
20,883,081	Government National Mortgage Association, Series 2012-79, Class IO, 0.857%, 3/16/2053(c)(e)	1,070,863
8,554,612	Government National Mortgage Association, Series 2012-H08, Class FA, 1.094%, 1/20/2062(b)(c)	8,565,330
2,498,701	Government National Mortgage Association, Series 2012-H20, Class BA, 1.054%, 9/20/2062(b)(c)	2,498,287
349,572	Government National Mortgage Association, Series 2012-H24, Class FE, 1.094%, 10/20/2062(c)	348,262
4,806,463	Government National Mortgage Association, Series 2012-H26, Class BA, 0.844%, 10/20/2062(b)(c)	4,765,091
2,999,984	Government National Mortgage Association, Series 2012-H30, Class GA, 0.844%, 12/20/2062(b)(c)	2,974,801
6,042,597	Government National Mortgage Association, Series 2013-175, Class IO, 0.808%, 5/16/2055(c)(d)(e)	266,049

	Collateralized Mortgage Obligations – continued
24,634,074	Government National Mortgage Association, Series 2013-H16, Class AI, 1.606%, 7/20/2063(c)(e)	1,678,196
16,511,383	Government National Mortgage Association, Series 2013-H18, Class EI, 1.693%, 7/20/2063(c)(e)	1,307,041
2,897,987	Government National Mortgage Association, Series 2013-H18, Class JI, 1.370%, 8/20/2063(c)(d)(e)	160,527
325,409	Government National Mortgage Association, Series 2013-H22, Class FT, 1.180%, 4/20/2063(c)	328,387
45,241,808	Government National Mortgage Association, Series 2014-130, Class IB, 0.918%, 8/16/2054(b)(c)(e)	2,611,240
357,939	Government National Mortgage Association, Series 2014-160, Class ST, 6.500%, 10/20/2044(c)	354,468
44,241,849	Government National Mortgage Association, Series 2014-24, Class IX, 0.812%, 1/16/2054(b)(c)(e)	2,178,610
39,665,964	Government National Mortgage Association, Series 2014-70, Class IO, 1.171%, 3/16/2049(b)(c)(e)	2,361,390
15,626,803	Government National Mortgage Association, Series 2014-H03, Class FS, 1.144%, 2/20/2064(b)(c)	15,646,763
4,673,648	Government National Mortgage Association, Series 2014-H05, Class FB, 1.094%, 12/20/2063(b)(c)	4,680,629
3,843,584	Government National Mortgage Association, Series 2014-H06, Class FA, 1.064%, 3/20/2064(b)(c)	3,844,397
7,929,096	Government National Mortgage Association, Series 2014-H12, Class HZ, 4.605%, 6/20/2064(b)(c)	9,276,040
3,582,360	Government National Mortgage Association, Series 2014-H14, Class FA, 0.994%, 7/20/2064(b)(c)	3,561,624
2,649,679	Government National Mortgage Association, Series 2014-H15, Class FA, 0.994%, 7/20/2064(b)(c)	2,632,596
284,133	Government National Mortgage Association, Series 2015-180, Class HT, 5.000%, 8/20/2045(c)(d)	280,134
2,530,227	Government National Mortgage Association, Series 2015-39, Class SN, 3.620%, 3/20/2045(b)(c)	2,627,727

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Collateralized Mortgage Obligations – continued
$89,398	Government National Mortgage Association, Series 2015-63, Class TB, 5.000%, 5/20/2045(c)(d)	$87,997
6,556,571	Government National Mortgage Association, Series 2015-H10, Class JA, 2.250%, 4/20/2065(b)	6,562,471
2,166,815	Government National Mortgage Association, Series 2015-H29, Class FA, 1.194%, 10/20/2065(c)	2,167,789
103,893	Government National Mortgage Association, Series 2015-H29, Class HZ, 4.592%, 9/20/2065(c)(d)	125,164
1,595,700	Government National Mortgage Association, Series 2015-H30, Class FA, 1.174%, 8/20/2061(c)	1,594,782
1,770,000	Government National Mortgage Association, Series 2016-17, Class GT, 5.000%, 8/20/2045(c)	1,885,027
54,010	Government National Mortgage Association, Series 2016-9, Class SB, 8.521%, 10/20/2045(c)(d)	53,300
4,758,974	Government National Mortgage Association, Series 2016-H06, Class FC, 1.414%, 2/20/2066(b)(c)	4,793,448
29,822,752	Government National Mortgage Association, Series 2016-H09, Class JI, 2.286%, 4/20/2066(b)(c)(e)	3,718,539
5,875,659	Government National Mortgage Association, Series 2016-H10, Class FJ, 1.123%, 4/20/2066(b)(c)	5,873,562
3,046,377	Government National Mortgage Association, Series 2016-H13, Class FT, 1.112%, 5/20/2066(b)(c)	3,047,541
505,721	Government National Mortgage Association, Series 2016-H14, Class JZ, 4.559%, 8/20/2063(c)(d)	558,851
2,880,000	Government National Mortgage Association, Series 2016-H19, Class FC, 1.021%, 8/20/2066(c)	2,864,823
5,000,000	Government National Mortgage Association, Series 2016-H19, Class FE, 0.894%, 6/20/2061(c)	4,984,813
3,000,000	Government National Mortgage Association, Series 2016-H19, Class FJ, 0.924%, 9/20/2063(c)	2,985,020

		223,336,710

	Hybrid ARMs – 1.6%
105,554	FHLMC, 2.691%, 1/01/2035(b)(c)	111,678
251,715	FHLMC, 2.723%, 1/01/2036(b)(c)	266,846
2,133,476	FHLMC, 2.730%, 6/01/2035(b)(c)	2,248,635
1,917,760	FHLMC, 3.070%, 2/01/2037(b)(c)	2,048,626
643,064	FNMA, 2.423%, 2/01/2037(b)(c)	668,771
961,516	FNMA, 2.660%, 9/01/2034(b)(c)	1,011,214
237,765	FNMA, 2.670%, 10/01/2035(b)(c)	244,488
2,615,228	FNMA, 2.706%, 6/01/2034(b)(c)	2,758,908
2,057,238	FNMA, 2.799%, 8/01/2038(b)(c)	2,179,045
4,256,282	FNMA, 2.938%, 9/01/2037(b)(c)	4,496,418
421,487	FNMA, 3.002%, 9/01/2036(b)(c)	446,409

		16,481,038

	Mortgage Related – 47.3%
2,105,751	Federal Home Loan Mortgage Corp., REMIC, Series 3417, Class VS, 16.249%, 2/15/2038(b)(c)	3,048,417
4,371,026	FHLMC, 3.500%, with various maturities from 2042 to 2046(b)(f)	4,614,671
877,208	FHLMC, 4.000%, 9/01/2045	940,864
78,767	FHLMC, 5.000%, 9/01/2035	87,444
4,207,432	FNMA, 4.000%, with various maturities from 2041 to 2052(f)	4,530,588
1,866,001	FNMA, 4.500%, 5/01/2045	2,044,041
593,345	FNMA, 5.500%, 8/01/2034(b)	684,344
7,075	FNMA, 6.000%, 10/01/2034	8,192
28,000,000	FNMA (TBA), 2.500%, 11/01/2031(g)	28,949,720
17,200,000	FNMA (TBA), 3.000%, 11/01/2046(g)	17,835,807
74,545,000	FNMA (TBA), 3.500%, 11/01/2046(g)	78,564,894
121,695,000	FNMA (TBA), 4.000%, 11/01/2046(g)	130,546,413
745,316	GNMA, 0.978%, 8/20/2063(c)	745,164
468,237	GNMA, 2.184%, 7/20/2060(c)	488,195
350,909	GNMA, 2.206%, 9/20/2060(c)	366,705
2,004,537	GNMA, 2.208%, 2/20/2061(c)	2,090,080
2,795,673	GNMA, 2.470%, 2/20/2063(b)(c)	2,943,741
1,268,041	GNMA, 2.818%, 6/20/2065(c)	1,363,206
1,765,109	GNMA, 4.430%, 5/20/2063	1,911,953
3,892,519	GNMA, 4.432%, 2/20/2063(b)	4,174,010
2,111,698	GNMA, 4.482%, 4/20/2063	2,272,831
1,659,199	GNMA, 4.485%, 2/20/2062	1,751,196
2,096,892	GNMA, 4.489%, 4/20/2063	2,269,052
951,768	GNMA, 4.504%, 7/20/2062	1,012,358
1,214,150	GNMA, 4.516%, 1/20/2063	1,299,750
1,775,746	GNMA, 4.517%, 1/20/2062	1,872,021
3,138,340	GNMA, 4.531%, 12/20/2061(b)	3,307,960
4,570,022	GNMA, 4.534%, 6/20/2064(b)	5,099,894
1,255,734	GNMA, 4.535%, with various maturities from 2063 to 2064(f)	1,343,843
1,140,847	GNMA, 4.548%, 6/20/2062	1,203,655
1,418,699	GNMA, 4.550%, 12/20/2061	1,495,891
883,829	GNMA, 4.551%, 9/20/2063	980,475
439,668	GNMA, 4.556%, 10/20/2061	460,676
3,908,432	GNMA, 4.557%, 12/20/2064(b)	4,374,637
434,544	GNMA, 4.558%, 11/20/2061	455,040
5,472,171	GNMA, 4.560%, with various maturities from 2063 to 2066(b)(f)	5,912,054
6,312,344	GNMA, 4.568%, 7/20/2065(b)	7,129,037
4,446,308	GNMA, 4.571%, 6/20/2063(b)	4,816,181

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Mortgage Related – continued
$4,386,732	GNMA, 4.583%, 3/20/2062(b)	$4,631,918
933,090	GNMA, 4.610%, 7/20/2062	995,249
1,183,109	GNMA, 4.614%, 6/20/2061	1,237,088
903,588	GNMA, 4.623%, 10/20/2061	945,469
942,231	GNMA, 4.626%, 6/20/2062	997,675
622,118	GNMA, 4.634%, 3/20/2062	657,694
1,654,297	GNMA, 4.648%, 8/20/2061	1,729,530
858,675	GNMA, 4.651%, 11/20/2063	958,679
996,582	GNMA, 4.658%, 3/20/2062	1,051,249
14,162,552	GNMA, 4.667%, with various maturities from 2061 to 2062(b)(f)	14,939,615
1,122,379	GNMA, 4.672%, 10/20/2064	1,265,159
10,618,045	GNMA, 4.679%, 12/20/2061(b)	11,216,621
1,283,114	GNMA, 4.683%, 8/20/2061	1,333,651
1,842,426	GNMA, 4.687%, 5/20/2064	2,083,806
619,832	GNMA, 4.688%, 1/20/2062	651,612
6,016,898	GNMA, 4.700%, with various maturities in 2061(b)(f)	6,280,687
599,018	GNMA, 4.708%, 11/20/2063	633,238
3,160,822	GNMA, 4.714%, 7/20/2063(b)	3,336,157
597,505	GNMA, 4.718%, 12/20/2063	669,946
2,196,458	GNMA, 4.727%, 6/20/2061(b)	2,291,595
1,144,046	GNMA, 4.755%, 8/20/2062	1,208,011
782,296	GNMA, 4.797%, 5/20/2061	813,437
3,752,630	GNMA, 4.807%, 5/20/2061(b)	3,894,430
713,760	GNMA, 4.909%, 1/20/2062	762,575
170,099	GNMA, 5.500%, with various maturities in 2059(f)	175,079
722,095	GNMA, 6.551%, 5/20/2061	753,274
15,500,000	GNMA, (TBA), 3.000%, 11/01/2046(g)	16,205,673
15,600,000	GNMA (TBA), 3.500%, 11/01/2046(g)	16,550,625
4,265,770	Government National Mortgage Association, Series 2012-H11, Class BA, 2.000%, 5/20/2062(b)	4,286,358
2,468,733	Government National Mortgage Association, Series 2013-H13, Class SI, 1.277%, 6/20/2063(c)(d)(e)	150,082
25,157,487	Government National Mortgage Association, Series 2014-H24, Class HI, 0.935%, 9/20/2064(c)(e)	1,179,257
12,358,593	Government National Mortgage Association, Series 2015-H01, Class XZ, 4.631%, 10/20/2064(b)(c)	14,912,809
17,251,957	Government National Mortgage Association, Series 2015-H04, Class FL, 0.964%, 2/20/2065(b)(c)	17,127,142
5,595,804	Government National Mortgage Association, Series 2015-H05, Class FA, 0.794%, 4/20/2061(b)(c)	5,554,365
2,598,234	Government National Mortgage Association, Series 2015-H12, Class FL, 0.724%, 5/20/2065(b)(c)	2,568,231

	Mortgage Related – continued
729,902	Government National Mortgage Association, Series 2015-H28, Class JZ, 5.020%, 3/20/2065(c)	825,476
21,863,952	Government National Mortgage Association, Series 2016-H01, Class AI, 1.785%, 1/20/2066(c)(e)	2,425,532

		480,293,994

	Non-Agency Commercial Mortgage-Backed Securities – 20.1%
48,868	A10 Securitization LLC, Series 2013-1, Class A, 2.400%, 11/15/2025, 144A	48,859
709,357	A10 Securitization LLC, Series 2014-1, Class A1, 1.720%, 4/15/2033, 144A	706,198
1,257,290	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-5, Class A4, 5.492%, 2/10/2051	1,286,381
660,605	Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A4, 5.331%, 2/11/2044	665,521
1,798,290	CD Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.322%, 12/11/2049(b)	1,805,967
11,529,257	CDGJ Commercial Mortgage Trust Pass Through Certificates, Series 2014-BXCH, 1.924%, 12/15/2027, 144A(b)(c)	11,540,091
3,076,000	CGBAM Commercial Mortgage Trust, Series 2014-HD, Class B, 1.724%, 2/15/2031, 144A(c)	3,059,584
4,052,123	COBALT CMBS Commercial Mortgage Trust, Series 2007-C2, Class A3, 5.484%, 4/15/2047(b)(c)	4,085,260
1,325,000	Commercial Mortgage Pass Through Certificates, Series 2012-CR2, Class A4, 3.147%, 8/15/2045	1,407,391
3,010,000	Commercial Mortgage Pass Through Certificates, Series 2014-BBG, Class A, 1.325%, 3/15/2029, 144A(b)(c)	2,980,912
1,220,000	Commercial Mortgage Pass Through Certificates, Series 2014-CR14, Class A2, 3.147%, 2/10/2047	1,250,313
2,670,000	Commercial Mortgage Pass Through Certificates, Series 2014-CR16, Class ASB, 3.653%, 4/10/2047(b)	2,872,858
2,797,000	Commercial Mortgage Pass Through Certificates, Series 2014-FL4, Class AR4, 4.275%, 5/13/2031, 144A(c)(h)(i)	2,729,540

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Non-Agency Commercial Mortgage-Backed Securities – continued
$5,380,000	Commercial Mortgage Pass Through Certificates, Series 2014-FL5, Class SV1, 2.374%, 10/15/2031, 144A(c)(h)(i)	$5,374,722
8,255,000	Commercial Mortgage Pass Through Certificates, Series 2016-DC2, Class A5, 3.765%, 2/10/2049(b)	9,045,120
257,937	Credit Suisse Mortgage Capital Certificates, Series 2007-C2, Class A3, 5.542%, 1/15/2049(b)(c)	257,947
4,457,200	Credit Suisse Mortgage Capital Certificates, Series 2007-C3, Class A4, 5.881%, 6/15/2039(b)(c)	4,503,697
1,343,077	Credit Suisse Mortgage Capital Certificates, Series 2007-C4, Class A4, 6.134%, 9/15/2039(c)	1,373,582
7,656,106	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040(b)(c)	7,831,735
4,108,000	Credit Suisse Mortgage Capital Certificates, Series 2008-C1, Class A3, 6.267%, 2/15/2041(b)(c)	4,226,567
2,543,969	GP Portfolio Trust, Series 2014-GPP, Class A, 1.474%, 2/15/2027, 144A(b)(c)	2,539,897
10,795,913	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049(b)	11,081,174
5,320,898	Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444%, 3/10/2039(b)	5,328,733
5,200,000	GS Mortgage Securities Corp. II, Series 2013-KING, Class C, 3.550%, 12/10/2027, 144A(b)(c)	5,268,320
5,775,000	GS Mortgage Securities Corp. Trust, Series 2013-PEMB, Class A, 3.668%, 3/05/2033, 144A(b)(c)	6,026,876
10,874,816	GS Mortgage Securities Trust, Series 2007-GG10, Class A4, 5.988%, 8/10/2045(b)(c)	11,038,888
3,461,000	GS Mortgage Securities Trust, Series 2013-GC16, Class B, 5.161%, 11/10/2046(b)(c)	3,990,683
3,205,000	GS Mortgage Securities Trust, Series 2014-GC20, Class A3, 3.680%, 4/10/2047(b)	3,405,700
6,465,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2014-CBM, Class A, 1.424%, 10/15/2029, 144A(b)(c)	6,401,135
1,923,767	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-CB18, Class A4, 5.440%, 6/12/2047(b)	1,933,545

	Non-Agency Commercial Mortgage-Backed Securities – continued
2,334,062	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LD11, Class A4, 5.940%, 6/15/2049(c)	2,366,181
562,907	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX, Class A3, 5.420%, 1/15/2049	567,098
1,628,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-C19, Class ASB, 3.584%, 4/15/2047	1,751,716
3,445,097	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-FL5, Class A, 1.504%, 7/15/2031, 144A(b)(c)	3,443,587
3,025,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2015-SGP, Class D, 5.024%, 7/15/2036, 144A(b)(c)	3,009,841
2,829,604	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-5, Class A4, 5.378%, 8/12/2048(b)	2,843,311
7,525,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.485%, 3/12/2051(b)(c)	7,600,566
5,881,254	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4, 5.700%, 9/12/2049(b)	6,061,141
3,390,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class A3, 3.669%, 2/15/2047(b)	3,612,282
6,407,192	Morgan Stanley Capital I, Series 2007-HQ13, Class A3, 5.569%, 12/15/2044(b)	6,566,053
9,130,000	Morgan Stanley Capital I Trust, Series 2007-IQ14, Class A4, 5.692%, 4/15/2049(b)(c)	9,229,374
1,000,000	Morgan Stanley Capital I Trust, Series 2011-C2, Class D, 5.646%, 6/15/2044, 144A(c)	1,052,777
3,475,000	RBS Commercial Funding, Inc., Trust, Series 2013-SMV, Class C, 3.704%, 3/11/2031, 144A(c)	3,488,253
680,000	SCG Trust, Series 2013-SRP1, Class A, 1.924%, 11/15/2026, 144A(c)	674,852
905,000	SCG Trust, Series 2013-SRP1, Class B, 3.024%, 11/15/2026, 144A(c)	874,372
2,100,000	Starwood Retail Property Trust, Inc., 1.744%, 11/15/2027, 144A(c)	2,083,326
6,500,000	Starwood Retail Property Trust, Inc., 2.174%, 11/15/2027, 144A(b)(c)	6,385,597
2,420,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A5, 5.342%, 12/15/2043(b)	2,435,442

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Non-Agency Commercial Mortgage-Backed Securities – continued
$6,702,755	Wachovia Bank Commercial Mortgage Trust, Series 2007-C34, Class A3, 5.678%, 5/15/2046(b)	$6,825,055
4,000,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C29, Class ASB, 3.400%, 6/15/2048(b)	4,258,070
4,632,000	WFRBS Commercial Mortgage Trust, Series 2014-C20, Class ABS, 3.638%, 5/15/2047(b)	4,994,482

		204,190,572

	Total Bonds and Notes
	(Identified Cost $1,232,525,606)	1,229,528,302

Short-Term Investments – 7.0%
25,000,000	Federal Home Loan Bank Discount Notes, 0.390%, 10/03/2016(j)	25,000,000
10,000,000	Federal Home Loan Bank Discount Notes, 0.320%, 02/01/2017(j)	9,988,910
10,000,000	Federal Home Loan Bank Discount Notes, 0.358%, 02/06/2017(j)	9,988,450
26,387,913	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2016 at 0.030% to be repurchased at $26,387,979 on 10/03/2016 collateralized by $24,955,000 U.S. Treasury Note, 2.500% due 8/15/2023 valued at $26,920,206 including accrued interest (Note 2 of Notes to Financial Statements)	26,387,913

	Total Short-Term Investments
	(Identified Cost $71,361,859)	71,365,273

	Total Investments – 128.1%
	(Identified Cost $1,303,887,465)(a)	1,300,893,575
	Other assets less liabilities—(28.1)%	(285,035,032)

	Net Assets – 100.0%	$1,015,858,543

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At September 30, 2016, the net unrealized depreciation on investments based on a cost of $1,303,887,465 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$18,570,087
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(21,563,977)

	Net unrealized depreciation	$(2,993,890)

(b)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts or TBA transactions.
(c)	Variable rate security. Rate as of September 30, 2016 is disclosed.
(d)	Fair valued by the Fund’s adviser. At September 30, 2016, the value of these securities amounted to $12,990,671 or 1.3% of net assets. See Note 2 of Notes to Financial Statements.
(e)	Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the outstanding par amount of the pool held as of the end of the period.
(f)	The Fund’s investment in mortgage related securities of Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(g)	When-issued/delayed delivery. See Note 2 of Notes to Financial Statements.
(h)	Illiquid security. (Unaudited)
(i)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2016, the value of these securities amounted to $8,104,262 or 0.8% of net assets. See Note 2 of Notes to Financial Statements.
(j)	Interest rate represents discount rate at time of purchase; not a coupon rate.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, the value of Rule 144A holdings amounted to $249,368,024 or 24.5% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REMIC	Real Estate Mortgage Investment Conduit
TBA	To Be Announced

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Securitized Asset Fund – continued

At September 30, 2016, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
10 Year U.S. Treasury Note	12/20/2016	337	$44,189,125	$238,919
30 Year U.S. Treasury Bond	12/20/2016	61	10,257,531	(43,968)

Total				$194,951

At September 30, 2016, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
2 Year U.S. Treasury Note	12/30/2016	273	$59,641,969	$(60,117)
5 Year U.S. Treasury Note	12/30/2016	551	66,955,109	(150,309)

Total				$(210,426)

Industry Summary at September 30, 2016

Mortgage Related	47.3%
Collateralized Mortgage Obligations	22.0
Non-Agency Commercial Mortgage-Backed Securities	20.1
ABS Car Loan	12.6
Agency Commercial Mortgage-Backed Securities	5.5
ABS Other	4.4
ABS Home Equity	3.4
ABS Student Loan	2.4
Other Investments, less than 2% each	3.4
Short-Term Investments	7.0

Total Investments	128.1
Other assets less liabilities (including futures contracts)	(28.1)

Net Assets	100.0%

See accompanying notes to financial statements.

29  |

Statements of Assets and Liabilities

September 30, 2016

	High Income Opportunities Fund	Securitized Asset Fund
ASSETS
Investments at cost	$131,970,788	$1,303,887,465
Net unrealized appreciation (depreciation)	2,723,944	(2,993,890)

Investments at value	134,694,732	1,300,893,575
Cash	3,121	10,033,731
Due from brokers (Note 2)	—	910,000
Receivable for Fund shares sold	251,216	2,267,799
Receivable for securities sold	—	215,259
Receivable for when-issued/delayed delivery securities sold (Note 2)	—	288,640,625
Collateral received for delayed delivery securities (Note 2)	—	1,024,000
Dividends and interest receivable	1,795,550	3,920,604

TOTAL ASSETS	136,744,619	1,607,905,593

LIABILITIES
Payable for securities purchased	1,016,756	14,053,554
Payable for when-issued/delayed delivery securities purchased (Note 2)	—	576,513,055
Payable for Fund shares redeemed	826	349,534
Due to brokers (Note 2)	—	1,024,000
Payable for variation margin on futures contracts (Note 2)	—	89,941
Other accounts payable and accrued expenses	21,349	16,966

TOTAL LIABILITIES	1,038,931	592,047,050

NET ASSETS	$135,705,688	$1,015,858,543

NET ASSETS CONSIST OF:
Paid-in capital	$133,821,168	$1,017,293,744
Undistributed net investment income	621,993	6,923,736
Accumulated net realized loss on investments, futures contracts and swap agreements	(1,461,417)	(5,349,572)
Net unrealized appreciation (depreciation) on investments, futures contracts and swap agreements	2,723,944	(3,009,365)

NET ASSETS	$135,705,688	$1,015,858,543

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$135,705,688	$1,015,858,543

Shares of beneficial interest	12,725,387	96,114,831

Net asset value, offering and redemption price per share	$10.66	$10.57

See accompanying notes to financial statements.

|  30

Statements of Operations

For the Year Ended September 30, 2016

	High Income Opportunities Fund	Securitized Asset Fund
INVESTMENT INCOME
Interest	$7,752,193	$36,937,926
Dividends	157,188	—
Less net foreign taxes withheld	(2,216)	—

Investment income	7,907,165	36,937,926

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND SWAP AGREEMENTS
Net realized gain (loss) on:
Investments	(1,090,036)	11,898,381
Futures contracts	(178,082)	3,747,980
Swap agreements	(12,050)	—
Net change in unrealized appreciation (depreciation) on:
Investments	8,707,108	(11,493,063)
Futures contracts	94,209	(240,516)
Swap agreements	155,510	—

Net realized and unrealized gain on investments, futures contracts and swap agreements	7,676,659	3,912,782

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,583,824	$40,850,708

See accompanying notes to financial statements.

31  |

Statements of Changes in Net Assets

	High Income Opportunities Fund		Securitized Asset Fund
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2016	Year Ended September 30, 2015
FROM OPERATIONS:
Investment income	$7,907,165	$5,611,702	$36,937,926	$31,304,527
Net realized gain (loss) on investments, futures contracts and swap agreements	(1,280,168)	1,281,433	15,646,361	12,737,624
Net change in unrealized appreciation (depreciation) on investments, futures contracts and swap agreements	8,956,827	(9,407,119)	(11,733,579)	(8,233,795)

Net increase (decrease) in net assets resulting from operations	15,583,824	(2,513,984)	40,850,708	35,808,356

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	(8,169,008)	(5,404,902)	(44,606,095)	(45,553,367)
Net realized capital gains
Institutional Class	(452,100)	—	—	—

Total distributions	(8,621,108)	(5,404,902)	(44,606,095)	(45,553,367)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	8,574,679	58,743,789	74,405,757	130,545,963

Net increase in net assets	15,537,395	50,824,903	70,650,370	120,800,952
NET ASSETS
Beginning of the year	120,168,293	69,343,390	945,208,173	824,407,221

End of the year	$135,705,688	$120,168,293	$1,015,858,543	$945,208,173

UNDISTRIBUTED NET INVESTMENT INCOME	$621,993	$687,851	$6,923,736	$5,198,597

See accompanying notes to financial statements.

|  32

Financial Highlights

For a share outstanding throughout each period.

	High Income Opportunities Fund – Institutional Class
	Year Ended September 30, 2016		Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of the period	$10.11		$10.92	$10.53	$10.35	$9.36
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.60		0.55	0.62	0.67	0.72
Net realized and unrealized gain (loss)	0.60		(0.81)	0.43	0.25	1.01

Total from Investment Operations	1.20		(0.26)	1.05	0.92	1.73

LESS DISTRIBUTIONS FROM:
Net investment income	(0.62)		(0.55)	(0.66)	(0.74)	(0.74)
Net realized capital gains	(0.03)		—	—	—	—

Total Distributions	(0.65)		(0.55)	(0.66)	(0.74)	(0.74)

Net asset value, end of the period	$10.66		$10.11	$10.92	$10.53	$10.35

Total return	12.55	%(c)	(2.61)%	10.01%	9.19%	19.24%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$135,706		$120,168	$69,343	$78,102	$74,121
Net expenses(b)	—		—	—	—	—
Gross expenses(b)	—		—	—	—	—
Net investment income	5.94%		5.12%	5.70%	6.33%	7.28%
Portfolio turnover rate	36%		28%	41%	41%	30%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Loomis Sayles has agreed to pay, without reimbursement from the Fund, all expenses associated with the operations of the Fund.
(c)	Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total returns based on the adjusted net asset values per share may differ from the total returns reported in the average annual total return table.

	Securitized Asset Fund – Institutional Class
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of the period	$10.62	$10.73	$10.73	$11.39	$11.13

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.40	0.37	0.41	0.41	0.45
Net realized and unrealized gain (loss)	0.04	0.06	0.14	(0.33)	0.55

Total from Investment Operations	0.44	0.43	0.55	0.08	1.00

LESS DISTRIBUTIONS FROM:
Net investment income	(0.49)	(0.54)	(0.55)	(0.62)	(0.54)
Net realized capital gains	—	—	—	(0.12)	(0.20)

Total Distributions	(0.49)	(0.54)	(0.55)	(0.74)	(0.74)

Net asset value, end of the period	$10.57	$10.62	$10.73	$10.73	$11.39

Total return	4.27%	4.13%	5.25%	0.75%	9.42%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,015,859	$945,208	$824,407	$689,196	$713,366
Net expenses(b)	—	—	—	—	—
Gross expenses(b)	—	—	—	—	—
Net investment income	3.84%	3.47%	3.80%	3.67%	4.08%
Portfolio turnover rate	306%	272%	260%	244%	230%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Loomis Sayles has agreed to pay, without reimbursement from the Fund, all expenses associated with the operations of the Fund.

See accompanying notes to financial statements.

33  |

Notes to Financial Statements

September 30, 2016

1.  Organization. Loomis Sayles Funds I (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles High Income Opportunities Fund (the “High Income Opportunities Fund”)

Loomis Sayles Securitized Asset Fund (the “Securitized Asset Fund”)

Each Fund is a diversified investment company.

Each Fund offers Institutional Class shares. The Funds’ shares are offered exclusively to investors in “wrap fee” programs approved by NGAM Advisors, L.P. (“NGAM Advisors”) and/or Loomis, Sayles & Company, L.P. (“Loomis Sayles”) and to institutional advisory clients of NGAM Advisors or Loomis Sayles that, in each case, meet the Funds’ policies as established by Loomis Sayles.

2.  Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation. Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Funds by an independent pricing service or bid prices obtained from broker-dealers. Senior loans are valued at bid prices supplied by an independent pricing service, if available. Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Broker-dealer bid prices may be used to value debt and unlisted equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service. Futures contracts are valued at the most recent settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively. Centrally cleared credit default swap agreements are valued at settlement prices of the clearinghouse on which the contracts were traded or prices obtained from broker-dealers. Bilateral credit default swaps are valued based on mid prices (between the bid price and the ask price) supplied by an independent pricing service.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange (“NYSE”). This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities.

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Notes to Financial Statements – continued

September 30, 2016

As of September 30, 2016, securities held by the funds were fair valued as follows:

Fund	Securities classified as fair valued	Percentage of Net Assets	Securities fair valued by the Fund’s adviser	Percentage of Net Assets
High Income Opportunities Fund	$899,214	0.7%	$116,605	0.1%
Securitized Asset Fund	8,104,262	0.8%	12,990,671	1.3%

b.  Investment Transactions and Related Investment Income. Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

c.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statements of Operations, may be characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts. The Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Funds’ investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts.

No forward foreign currency contracts were held by the Funds during the year ended September 30, 2016.

e.  Futures Contracts. The Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset (liability) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

35  |

Notes to Financial Statements – continued

September 30, 2016

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

f.  Swap Agreements. The Funds may enter into credit default swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Funds may be either the protection buyer or the protection seller. As a protection buyer, the Funds have the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Funds have the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Funds may also pay or receive upfront premiums. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that a Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

Implied credit spreads, represented in absolute terms, are disclosed in the Portfolio of Investments for those agreements for which the Fund is the protection seller. Implied credit spreads serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The notional amounts of swap agreements are not recorded in the financial statements. Swap agreements are valued daily, and fluctuations in value are recorded in the Statements of Operations as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded in the Statements of Assets and Liabilities as fees receivable or payable. When received or paid, fees are recorded in the Statements of Operations as realized gain or loss. Upfront premiums paid or received by the Funds are recorded on the Statements of Assets and Liabilities as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Funds as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). Bilateral swap agreements are traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund faces the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Subsequent payments, known as “variation margin,” are made or received by the Fund based on the daily change in the value of the centrally cleared swap agreement. For centrally cleared swaps, the Fund’s counterparty credit risk is reduced as the CCP stands between the Fund and the counterparty. The Funds cover their net obligations under outstanding swap agreements by segregating or earmarking cash or securities.

g.  When-Issued and Delayed Delivery Transactions. The Funds may enter into when-issued or delayed delivery transactions. When-issued refers to transactions made conditionally because a security, although authorized, has not been issued. Delayed delivery refers to transactions for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of when-issued and delayed delivery securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. No interest accrues to the Funds until the transaction settles.

Delayed delivery transactions include those designated as To Be Announced (“TBAs”) in the Portfolios of Investments. For TBAs, the actual security that will be delivered to fulfill the transaction is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. Certain transactions require the Funds or counterparty to post cash and/or securities as collateral for the net mark-to-market exposure to the other party. The Funds cover their net obligations under outstanding delayed delivery commitments by segregating or earmarking cash or securities at the custodian.

Purchases of when-issued or delayed delivery securities may have a similar effect on the Funds’ NAV as if the Funds’ had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

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Notes to Financial Statements – continued

September 30, 2016

h.  Stripped Securities. Each Fund may invest in stripped securities, which are usually structured with two or more classes that receive different proportions of the interest and principal distribution on a pool of U.S. or foreign government securities or mortgage assets. In some cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Stripped securities commonly have greater market volatility than other types of fixed-income securities. In the case of stripped mortgage securities, if the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its investments in IOs.

i.  Federal and Foreign Income Taxes. The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2016 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

j.  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as premium amortization, from corporate actions, defaulted bonds and/or non-income producing securities, contingent payment debt instruments, distribution re-designations, return of capital distributions received, convertible bonds and paydown gains and losses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to wash sales, from corporate actions, premium amortization, defaulted bonds and/or non-income producing securities, contingent payment debt instruments, convertible bonds and futures contracts mark-to-market. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax characterization of distributions paid to shareholders during the years ended September 30, 2016 and 2015 were as follows:

	2016 Distributions Paid From:			2015 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
High Income Opportunities Fund	$8,164,479	$456,629	$8,621,108	$5,404,902	$—	$5,404,902
Securitized Asset Fund	44,606,095	—	44,606,095	45,553,367	—	45,553,367

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

37  |

Notes to Financial Statements – continued

September 30, 2016

As of September 30, 2016, the components of distributable earnings on a tax basis were as follows:

	High Income Opportunities Fund	Securitized Asset Fund
Undistributed ordinary income	$711,892	$6,923,736

Capital loss carryforward:
Short-term:
No expiration date	(239,774)	—
Long-term:
No expiration date	(1,054,802)	(5,365,047)

Total capital loss carryforward	(1,294,576)	(5,365,047)

Unrealized appreciation (depreciation)	2,544,901	(2,993,890)

Total accumulated earnings (losses)	$1,962,217	$(1,435,201)

Capital loss carryforward utilized in the current year	$—	$6,012,537

k.  Repurchase Agreements. Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of September 30, 2016, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

l.  Due to/from Brokers. Transactions and positions in certain futures contracts and delayed delivery commitments are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between the Funds and the various broker/dealers. The due to brokers balance in the Statement of Assets and Liabilities for Securitized Asset Fund represents cash received as collateral for delayed delivery securities. The due from brokers balance in the Statement of Assets and Liabilities for Securitized Asset Fund represents cash pledged as initial margin for futures contracts. In certain circumstances the Fund’s use of cash held at brokers is restricted by regulation or broker mandated limits.

m.  Securities Lending. The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2016, neither Fund had loaned securities under this agreement.

n.  Indemnifications. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements. In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

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Notes to Financial Statements – continued

September 30, 2016

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Funds by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid prices for which the Funds do not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid prices, are reviewed on a daily basis by the adviser, subject to oversight by Fund management and the Board of Trustees. If the adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2016, at value:

High Income Opportunities Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
Home Construction	$—	$2,234,363	$4	(b)	$2,234,367
Non-Agency Commercial Mortgage-Backed Securities	—	1,262,029	573,514	(c)	1,835,543
Transportation Services	—	237,459	113,265	(b)	350,724
All Other Non-Convertible Bonds(a)	—	114,784,754	—		114,784,754

Total Non-Convertible Bonds	—	118,518,605	686,783		119,205,388

Convertible Bonds(a)	—	4,295,334	—		4,295,334

Total Bonds and Notes	—	122,813,939	686,783		123,500,722

Senior Loans(a)	—	578,868	—		578,868
Preferred Stocks
Midstream	—	392,659	—		392,659
Pharmaceuticals	964,594	915,657	—		1,880,251
All Other Preferred Stocks(a)	665,137	—	—		665,137

Total Preferred Stocks	1,629,731	1,308,316	—		2,938,047

Common Stocks(a)	383,511	—	—		383,511

Warrants(d)	—	—	3,336	(b)	3,336
Short-Term Investments	—	7,290,248	—		7,290,248

Total	$2,013,242	$131,991,371	$690,119		$134,694,732

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

(b) Fair valued by the Fund’s adviser.

(c) Valued using broker-dealer bid prices.

(d) Includes a security fair valued at zero using Level 2 inputs.

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Notes to Financial Statements – continued

September 30, 2016

Securitized Asset Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
ABS Car Loan	$—	$123,201,962	$5,037,047	(b)	$128,239,009
ABS Home Equity	—	33,393,879	1,303,154	(c)	34,697,033
ABS Other	—	40,626,353	4,046,953	(b)	44,673,306
Collateralized Mortgage Obligations	—	205,095,499	18,241,211	(d)	223,336,710
Mortgage Related	—	476,539,123	3,754,871	(e)	480,293,994
Non-Agency Commercial Mortgage-Backed Securities	—	198,815,850	5,374,722	(b)	204,190,572
All Other Bonds and Notes(a)	—	114,097,678	—		114,097,678

Total Bonds and Notes	—	1,191,770,344	37,757,958		1,229,528,302

Short-Term Investments	—	71,365,273	—		71,365,273

Total Investments	—	1,263,135,617	37,757,958		1,300,893,575

Futures Contracts (unrealized appreciation)	238,919	—	—		238,919

Total	$238,919	$1,263,135,617	$37,757,958		$1,301,132,494

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3		Total
Futures Contracts (unrealized depreciation)	$(254,394)	$—	$—		$(254,394)

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

(b) Valued using broker-dealer bid prices.

(c) Fair valued by the Fund’s adviser.

(d) Valued using broker-dealer bid prices ($6,703,776) or fair valued by the Fund’s adviser ($11,537,435).

(e) Valued using broker-dealer bid prices ($3,604,789) or fair valued by the Fund’s adviser ($150,082).

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2015 and/or September 30, 2016:

High Income Opportunities Fund

Asset Valuation Inputs

Investments in Securities	Balance as of Septem ber 30, 2015	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of Septem ber 30, 2016		Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2016
Bonds and Notes
Non- Convertible Bonds
ABS Other	$241,176	$—	$—	$—	$—	$—	$—	$(241,176)	$—		$—
Home Construction	—	276	—	(12,292)	—	—	12,020	—	4		(12,292)
Non-Agency Commercial Mortgage- Backed Securities	590,000	—	—	(16,486)	—	—	—	—	573,514		(16,486)
Retailers	307,361	—	—	—	—	—	—	(307,361)	—		—
Transportation Services	167,081	—	7,976	(11,150)	—	(50,642)	—	—	113,265		(1,402)
Warrants	—	—	—	3,336	—	—	—	—	3,336	(a)	3,336

Total	$1,305,618	$276	$7,976	$(36,592)	$—	$(50,642)	$12,020	$(548,537)	$690,119		$(26,844)

(a) Includes a security fair valued at zero using Level 3 inputs.

A debt security valued at $241,176 was transferred from Level 3 to Level 2 during the period ended September 30, 2016. At September 30, 2015, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the security. At September 30, 2016, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

Debt securities valued at $12,020 were transferred from Level 2 to Level 3 during the period ended September 30, 2016. At September 30, 2015, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2016, these securities were valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the securities.

|  40

Notes to Financial Statements – continued

September 30, 2016

A debt security valued at $307,361 was transferred from Level 3 to Level 2 during the period ended September 30, 2016. At September 30, 2015, this security was valued at fair value as determined in good faith by the Fund’s investment adviser as an independent pricing service did not provide a reliable price for the security. At September 30, 2016, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

Securitized Asset Fund

Asset Valuation Inputs

Investments in Securities	Balance as of Septem ber 30, 2015	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of Septem ber 30, 2016	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2016
Bonds and Notes
Non- Convertible Bonds
ABS Car Loan	$1,902,944	$—	$—	$(2,110)	$5,039,157	$—	$—	$(1,902,944)	$5,037,047	$(2,110)
ABS Home Equity	1,971,905	—	91,075	(131,793)	—	(628,033)	—	—	1,303,154	(13,519)
ABS Other	10,620,593	—	3,033	(11,757)	3,044,883	(439,053)	—	(9,170,746)	4,046,953	(1,092)
Collateralized Mortgage Obligations	3,673,400	—	(3,248,887)	(245,098)	7,150,586	(3,182,353)	14,093,563	—	18,241,211	(245,098)
Mortgage Related	1,477,722	—	(77,010)	(20,153)	2,374,312	—	—	—	3,754,871	(20,153)
Non-Agency Commercial Mortgage-Backed Securities	5,376,412	—	—	(1,690)	—	—	—	—	5,374,722	(1,689)

Total	$25,022,976	$—	$(3,231,789)	$(412,601)	$17,608,938	$(4,249,439)	$14,093,563	$(11,073,690)	$37,757,958	$(283,661)

Debt securities valued at $11,073,690 were transferred from Level 3 to Level 2 during the period ended September 30, 2016. At September 30, 2015, these securities were valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the securities. At September 30, 2016, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

Debt securities valued at $14,093,563 were transferred from Level 2 to Level 3 during the period ended September 30, 2016. At September 30, 2015, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2016, these securities were valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the securities.

All transfers are recognized as of the beginning of the reporting period.

The significant unobservable inputs used for those securities fair valued by the adviser and categorized in Level 3 as of September 30, 2016, were as follows:

Description	Valuation Technique(s)	Unobservable Input	Unobservable Input Value(s)	Value
Bonds and Notes
ABS Home Equity	Market Discount	Discount Rate[1]	1.50 – 3.50%	$1,303,154
Collateralized Mortgage Obligations	Market Discount	Discount Rate[1]	1.00 – 3.00%	11,537,435
Mortgage Related	Market Discount	Discount Rate[1]	1.25%	150,082

Total				$12,990,671

1 Securities are valued using a discount to the “round lot” price for the same security. The significant unobservable input used in the fair value measurement is the discount rate. A significant change in the discount rate could have a material effect on the fair value measurement. There is an inverse relationship between the discount rate and the fair value measurement, meaning a significant increase in the discount rate would result in a lower fair value measurement, and vice versa.

4.  Derivatives. Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Funds used during the period include futures contracts and swap agreements.

The Funds are subject to the risk that changes in interest rates will affect the value of the Funds’ investments in fixed-income securities. The Funds will be subject to increased interest rate risk to the extent that they invest in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Funds may use futures contracts to hedge against

41  |

Notes to Financial Statements – continued

September 30, 2016

changes in interest rates and to manage their duration without having to buy or sell portfolio securities. During the year ended September 30, 2016, High Income Opportunities Fund used futures contracts to manage duration and Securitized Asset Fund used futures contracts to manage duration and to hedge against changes in interest rates.

High Income Opportunities Fund seeks to achieve high current income. The Fund may use a number of derivative instruments for risk management or as part of their investment strategies. During the year ended September 30, 2016, the Fund used credit default swap agreements (as a protection seller) to gain investment exposure in accordance with its objective.

Transactions in derivative instruments for High Income Opportunities Fund during the year ended September 30, 2016 as reflected in the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Futures contracts	Swap agreements
Interest rate contracts	$(178,082)	$—
Credit contracts	—	(12,050)

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts	Swap agreements
Interest rate contracts	$94,209	$—
Credit contracts	—	155,510

The following is a summary of derivative instruments for Securitized Asset Fund as of September 30, 2016, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized appreciation on futures contracts[1]
Exchange-traded/cleared asset derivatives Interest rate contracts	$238,919

Liabilities	Unrealized depreciation on futures contracts[1]
Exchange-traded/cleared liability derivatives Interest rate contracts	$(254,394)

1 Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

Transactions in derivative instruments for Securitized Asset Fund during the year ended September 30, 2016 as reflected in the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Futures contracts
Interest rate contracts	$3,747,980

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts
Interest rate contracts	$(240,516)

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of futures contract and swap agreement activity, as a percentage of net assets, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended September 30, 2016:

High Income Opportunities Fund	Futures	Credit Default Swaps
Average Notional Amount Outstanding	1.95%	2.00%
Highest Notional Amount Outstanding	6.80%	5.17%
Lowest Notional Amount Outstanding	0.00%	0.00%
Notional Amount Outstanding as of September 30, 2016	0.00%	0.00%

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Notes to Financial Statements – continued

September 30, 2016

Securitized Asset Fund	Futures
Average Notional Amount Outstanding	18.17%
Highest Notional Amount Outstanding	20.88%
Lowest Notional Amount Outstanding	15.91%
Notional Amount Outstanding as of September 30, 2016	17.82%

Notional amounts outstanding at the end of the prior period, if applicable, are included in the averages above.

Unrealized gain and/or loss on open futures and swap contracts is recorded in the Statements of Assets and Liabilities. The aggregate notional values of futures and swap contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Funds’ net assets.

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearinghouse, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. Based on balances reflected on each Fund’s Statement of Assets and Liabilities, the following table shows the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the applicable Fund would incur if parties to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Securitized Asset Fund	$910,000	$910,000

5.  Purchases and Sales of Securities. For the year ended September 30, 2016, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government/Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
High Income Opportunities Fund	$—	$—	$58,874,701	$44,452,755
Securitized Asset Fund	3,510,500,387	3,509,019,208	199,918,496	143,355,683

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees. Loomis Sayles has agreed to pay, without reimbursement from the Funds or the Trust, the following expenses of the Funds: compensation to Trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of the Trust; registration, filing and other fees in connection with requirements of regulatory authorities; the charges and expenses of any entity appointed by the Funds for custodial, paying agent, shareholder servicing and plan agent services; charges and expenses of the independent registered public accounting firm retained by the Funds; charges and expenses of any transfer agents and registrars appointed by the Funds; any cost of certificates representing shares of the Funds; legal fees and expenses in connection with the day-to-day affairs of the Funds, including registering and qualifying its shares with Federal and State regulatory authorities; expenses of meetings of shareholders and Trustees of the Trust; the costs of services, including services of counsel, required in connection with the preparation of the Funds’ registration statements and prospectuses, including amendments and revisions thereto, annual, semi-annual and other periodic reports of the Funds, and notices and proxy solicitation material furnished to shareholders of the Funds or regulatory authorities, and any costs of printing or mailing these items; the Funds’ expenses of bookkeeping, accounting and financial reporting, including related clerical expenses and all other expenses incurred; and other operating expenses of the Funds, as applicable.

Loomis Sayles serves as investment adviser to each Fund. Under the terms of each management agreement, Loomis Sayles does not charge the Funds an investment advisory fee, also known as a management fee, or any other fee for those services or for bearing those expenses. Although the Funds do not compensate Loomis Sayles directly for services under the advisory agreement, Loomis Sayles will typically receive an advisory fee from the sponsors of “wrap programs,” who in turn charge the programs’ participants.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

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Notes to Financial Statements – continued

September 30, 2016

b.  Service and Distribution Fees. NGAM Distribution, L.P. (“NGAM Distribution”), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trust. NGAM Distribution currently is not paid a fee for serving as distributor for the Funds. Loomis Sayles has agreed to reimburse NGAM Distribution to the extent that NGAM Distribution incurs expenses in connection with any redemption of Fund shares.

c.  Administrative Fees. NGAM Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. NGAM Advisors is a wholly-owned subsidiary of Natixis US. Loomis Sayles has agreed to pay, without reimbursement from the Trust or Funds, fees to NGAM Advisors for services to the Funds.

d.  Trustees Fees and Expenses. The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $325,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $155,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $17,500. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $10,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts and Loomis Sayles Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings. Loomis Sayles has agreed to pay, without reimbursement from the Trust or Funds, Trustees fees and expenses allocable to the Funds.

Prior to January 1, 2016, the Chairperson of the Board received a retainer fee at the annual rate of $300,000 and each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $130,000. The chairperson of the Governance Committee received an additional retainer fee at the annual rate of $5,000. All other Trustee fees remained unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts and Loomis Sayles Funds Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts and Loomis Sayles Funds Trusts, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

7.  Line of Credit. Effective April 14, 2016, each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, entered into a 364-day, $400,000,000 syndicated, committed, unsecured line of credit with Citibank, N.A. to be used for temporary or emergency purposes only. Any one Fund may borrow up to the full $400,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions. Interest is charged to the Funds at a rate equal to the greater of the eurodollar or the federal funds rate plus 1.00%. In addition, a commitment fee of 0.10% per annum, payable on the last business day of each month, is accrued and apportioned among the participating funds (applicable allocations to the Funds are paid by Loomis Sayles) based on their average daily unused portion of the line of credit. Loomis Sayles, on behalf of the Funds, paid an arrangement fee, an upfront fee, and other fees in connection with the new line of credit agreement.

Prior to April 14, 2016 each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, participated in a $150,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund was able to borrow up to the full $150,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate do not exceed the $150,000,000 limit at any time). Interest was charged to each participating Fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, was accrued and apportioned among the participating funds (applicable allocations to the Funds were paid by Loomis Sayles) based on their average daily unused portion of the line of credit.

For the year ended September 30, 2016, none of the Funds had borrowings under these agreements.

8.  Concentration of Risk. Securitized Asset Fund’s investments in mortgage-related and asset-backed securities are subject to certain risks not associated with investments in other securities. Mortgage-related and asset-backed securities are subject to the risk that unexpected changes in interest rates will have a direct effect on expected maturity. A shortened maturity may result in the reinvestment of prepaid amounts in securities with lower yields than the original obligations. An extended maturity may result in a reduction of a security’s value.

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Notes to Financial Statements – continued

September 30, 2016

9.  Concentration of Ownership. From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of September 30, 2016, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Account Holders	Percentage of Ownership
High Income Opportunities Fund	2	19.39%

Omnibus shareholder accounts for which NGAM Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

10.  Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	High Income Opportunities Fund

	Year Ended September 30, 2016		Year Ended September 30, 2015

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	3,946,889	$39,857,592	6,505,450	$69,135,896
Issued in connection with the reinvestment of distributions	455,812	4,556,737	289,937	3,110,225
Redeemed	(3,569,068)	(35,839,650)	(1,254,258)	(13,502,332)

Increase (decrease) from capital share transactions	833,633	$8,574,679	5,541,129	$58,743,789

	Securitized Asset Fund

	Year Ended September 30, 2016		Year Ended September 30, 2015

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	24,907,012	$261,801,082	29,900,131	$320,342,338
Issued in connection with the reinvestment of distributions	657,888	6,909,793	527,702	5,634,046
Redeemed	(18,480,008)	(194,305,118)	(18,242,201)	(195,430,421)

Increase (decrease) from capital share transactions	7,084,892	$74,405,757	12,185,632	$130,545,963

45  |

Report of Independent Registered Public Accounting Firm

To the Trustees of Loomis Sayles Funds Trust I and Shareholders of Loomis Sayles High Income Opportunities Fund and Loomis Sayles Securitized Asset Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles High Income Opportunities Fund and Loomis Sayles Securitized Asset Fund, each a series of Loomis Sayles Funds Trust I (collectively, the “Funds”) at September 30, 2016, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian, agent banks and brokers, provide a reasonable basis for our opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 21, 2016

|  46

2016 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction. For the fiscal year ended September 30, 2016, a percentage of dividends distributed by the Fund listed below qualifies for the dividends received deduction for corporate shareholders. This percentage is as follows:

Fund	Qualifying Percentage
High Income Opportunities Fund	1.27%

Capital Gains Distributions. Pursuant to Internal Revenue Section 852(b), the following Fund paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2016, unless subsequently determined to be different.

Fund	Amount
High Income Opportunities Fund	$456,629

Qualified Dividend Income. For the fiscal year ended September 30, 2016, the Fund below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Fund pays a distribution during calendar year 2016, complete information will be reported in conjunction with Form 1099-DIV.

Fund
High Income Opportunities Fund

47  |

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds I (the “Trust”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Funds’ Statement of Additional Information includes additional information about the trustees of the Trust and are available by calling 800-633-3330.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees
Kenneth A. Drucker (1945)	Trustee since 2008 Chairperson of the Audit Committee and Governance Committee Member	Retired	44 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Audit Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	44 Director, Burlington Stores, Inc. (retail); Formerly, Director, BJ’s Wholesale Club (retail)	Experience on the Board and significant experience on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

Richard A. Goglia (1951)	Trustee since 2015 Audit Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	44 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Contract Review Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	44 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

Martin T. Meehan (1956)	Trustee since 2012 Contract Review Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	44 None	Experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

|  48

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2005 Trustee since 2003 Ex Officio member of the Audit Committee, the Contract Review Committee and the Governance Committee	President, Strategic Advisory Services (management consulting)	44 Formerly, Director, AES Corporation (international power company); formerly, Director, Verizon Communications (telecommunications company)	Significant experience on the Board and on the boards of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); formerly, Chief Executive Officer of Global Client Management of The Bank of New York Mellon Corporation	44 None	Experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Trustee since 2009 Audit Committee Member	Professor of Finance at Babson College	44 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Chairperson of the Contract Review Committee and Governance Committee Member	Retired	44 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Governance Committee and Contract Review Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	44 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

Interested Trustees
Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015 President and Chief Executive Officer of Loomis Sayles Funds I since 2015	President, Chief Executive Officer and Director; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	44 None	Experience on the Board; continuing service as President, Chief Executive Officer and Director of Loomis, Sayles & Company, L.P.

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Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
David L. Giunta[4] (1965)	Trustee since 2011 Executive Vice President since 2008	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.	44 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

John T. Hailer[5] (1960)	Trustee since 2003	President and Chief Executive Officer — U.S. and Asia, Natixis Global Asset Management, L.P.	44 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer — U.S. and Asia, Natixis Global Asset Management, L.P.

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Ms. Moose was appointed to serve an additional three-year term as the Chairperson of the Board on December 13, 2013.

[2]

The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”) and Natixis ETF Trust (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[5]

Mr. Hailer is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer — U.S. and Asia, Natixis Global Asset Management, L.P.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

Officers of the Trust
Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer	Since July 2016	Executive Vice President, General Counsel, Secretary and Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.; formerly, Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Rosa Licea-Mailloux (1976)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since July 2016	Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.; formerly, Associate General Counsel, NGAM Distribution, L.P.

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Mr. Fuss is not an officer of the Natixis Funds Trusts. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

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Loomis Sayles Bond Fund

Annual Report

September 30, 2016

Portfolio Review	1
Portfolio of Investments	13
Financial Statements	35
Notes to Financial Statements	42

LOOMIS SAYLES BOND FUND

Managers	Symbols
Matthew J. Eagan, CFA®	Institutional Class	LSBDX
Daniel J. Fuss, CFA®, CIC	Retail Class	LSBRX
Brian P. Kennedy	Admin Class	LBFAX
Elaine M. Stokes	Class N	LSBNX

Investment Objective

The Fund’s investment objective is high total investment return through a combination of current income and capital appreciation.

Market Conditions

In the beginning of the period, the Federal Reserve (Fed) raised interest rates for the first time since June 2006. This led to modest losses within investment-grade markets and added to an already challenging environment for high yield. After oil prices bottomed in mid-February, capital returned to markets and riskier assets rebounded strongly. Volatility spiked temporarily in June following the U.K. referendum vote to leave the European Union (EU), but conditions were generally calm for the remainder of the period. Fixed-income markets finished the period on a positive note and added to full-year gains.

After declining through mid-February, U.S. high yield became a sought-after asset. The sector rewarded investors by producing strong and steady gains with minimal volatility. Spreads (the difference in yield between non-Treasury and Treasury securities of similar maturity) are trading inside the long-term average, but remain above the lows of 2014. Lower-quality credits and cyclical sectors outperformed during the period as the search for yield presses onward.

Investment-grade corporate bonds also performed well during the one-year period, bouncing back from the lows experienced during the fourth quarter of 2015. The sector’s longer duration (price sensitivity to interest rate changes) was a positive tailwind as longer-maturity yields declined. Overall returns were positive across all sectors, with cyclical sectors and energy performing well during the second half of the period.

For roughly the first half of the period, the U.S. dollar continued to strengthen against most major global currencies. But the Fed struck a more dovish tone early in 2016, and this contributed to a pause in the dollar bull market. A more stable dollar supported currencies — particularly those in the emerging markets — that suffered during the dollar’s ascent. The recovery in oil prices also helped ease the strain on commodity-related currencies.

Performance Results

For the 12 months ended September 30, 2016, Institutional Class shares of Loomis Sayles Bond Fund returned 9.17%. The fund outperformed its benchmark, the Bloomberg Barclays U.S. Government/Credit Bond Index, which returned 5.86%.

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Explanation of Fund Performance

In general, our out-of-benchmark allocation to high yield credit drove the fund’s outperformance. In particular, a significant allocation to high yield industrials contributed to results. The stabilization and recovery of oil prices led to strong returns for the sector, and our selected basic industry and energy names drove fund performance. Elsewhere, exposure to convertible securities aided performance, largely due to security selection in the technology sector. Similarly, name-specific exposure to technology stocks lifted fund performance. A small allocation to government-related securities also boosted performance, with Yankee bonds (foreign issues denominated in the U.S. dollar) issued in Brazil driving results. Additionally, an allocation to non-U.S.-dollar-denominated securities added value. New Zealand dollar-denominated holdings were key contributors. Though non-USD positions contributed positively to performance overall, U.S. dollar appreciation relative to foreign currencies challenged some of the fund’s non-USD holdings during the period. During the period the Fund’s distributions were reduced to reflect the realization of currency losses from certain bond sales and maturities.

On the negative side, our shorter-than-benchmark duration detracted from results as interest rates declined over the period. Our cash and reserve positions, which help promote portfolio liquidity, lagged the benchmark and hindered relative performance. Elsewhere, an underweight to the investment-grade corporate sector weighed on relative results. Specifically, industrial and utility names detracted, while financial holdings had a muted influence on performance. A small allocation to high yield utilities also detracted from performance, as the typically defensive holdings struggled given investors’ preference for riskier high yield sectors.

Outlook

Our outlook for the U.S. and global economies remains positive, with expectations for better growth momentum through the end of the year. In the U.S., we expect steady gains in employment, increased bank lending and stronger consumer confidence to support GDP growth. The global economy is facing more headwinds but should experience modestly stronger growth next year, led by a healthier U.S. economy and still-accommodative global central bank policies.

Inflation expectations remain low. However, U.S. inflation is showing signs of acceleration and recent economic data have been favorable. We think the Fed is likely to raise rates in December if market conditions remain stable.

Oil prices are likely to be range-bound over the short term as elevated supply should be countered by OPEC’s expected production cut in November. We remain constructive on intermediate- to longer-term oil prices and expect that supply and demand will adjust.

We expect low global yields to continue supporting flows into U.S. credit, but at a more modest pace. In this environment, we intend to maintain a yield cushion in our portfolios through exposure to corporate bonds. Credit fundamentals have been stable, reflecting a

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LOOMIS SAYLES BOND FUND

slowly improving U.S. economy. However, downside risks — including slowing profit growth, rising leverage and free cash flow approaching peak levels — are increasing as we move further into the late stage of the credit cycle.1 Despite these risks, we believe the current phase of the credit cycle can continue for some time, and we do not expect a significant increase in corporate defaults in 2017.

Within credit, we favor the investment-grade financials, technology and energy sectors. We are also biased to higher-quality high yield. Convertible bonds continue to look attractive, and our focus has shifted from equity-sensitive convertibles to more balanced and credit-sensitive issues. We believe these securities offer yield and upside potential with more limited downside risk.

The Fed’s slow and cautious approach has helped keep the U.S. dollar range-bound against major currencies. Over the long term, improving global growth and further stability in commodities could support non-U.S.-dollar-denominated bonds. We are beginning to see more divergence in emerging market country fundamentals and political backdrops, which could expand potential relative value opportunities. We intend to maintain our current positions, which we believe represent long-term value, but are cautious on further exposure until we get better clarity on some of these evolving macro trends.

Risks include growing geopolitical risks, a prolonged period of low economic growth, declining corporate profit expectations and a shift to downturn in the U.S. credit cycle. Looking ahead, we remain focused on careful security selection using fundamental credit analysis. We intend to build on our key investment themes of yield and diversification, using our reserve allocation during periods of extreme short-term market dislocation to potentially add long-term value.

Since early 2015, monthly or quarterly ordinary income distributions for certain Loomis Sayles-managed fixed-income funds have been below historic averages. This is primarily due to the impact of foreign currency losses. Fund officers have analyzed the fund’s current portfolio of investments, schedule of maturities and the corresponding amounts of unrealized currency losses that may become realized in the fiscal year ending on September 30, 2017. Based on this analysis, fund officers believe that realized currency losses may have a less significant impact on this fund’s distributions in the 2017 fiscal year. As a result, the distribution amount may improve going forward. This analysis is based on certain assumptions, including but not limited to the level of foreign currency exchange rates, security prices, interest rates and the net asset level of the fund. Changes to these assumptions could impact the analysis and the amounts of future fund distributions.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

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Hypothetical Growth of $100,000 Investment in Institutional Class Shares

September 30, 2006 through September 30, 20162

See notes to chart on page 5.

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LOOMIS SAYLES BOND FUND

Average Annual Total Returns — September 30, 20162

					Expense Ratio[3]
	1 year	5 years	10 years	Life of Class N	Gross	Net

Institutional Class (Inception 5/16/91)	9.17%	6.06%	6.33%	—%	0.64%	0.64%
Retail Class (Inception 12/31/96)	8.86	5.78	6.02	—	0.89	0.89
Admin Class (Inception 1/2/98)	8.64	5.50	5.75	—	1.14	1.14
Class N (Inception 2/1/13)	9.18	—	—	3.11	0.57	0.57

Comparative Performance
Bloomberg Barclays U.S. Government/ Credit Bond Index[1]	5.86	3.24	4.86	3.05

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]	Bloomberg Barclays U.S. Government/Credit Bond Index is an unmanaged index that includes U.S. Treasuries, government-related issues, and investment-grade U.S. corporate securities.

[2]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[3]	As of the most recent prospectus, the investment advisor has contractually agreed to waive fees and/or reimburse expenses (with certain exceptions) once the expense cap of the Fund has been exceeded. This arrangement is set to expire on 1/31/17. When an expense cap has not been exceeded, the Fund may have similar expense ratios.

1639619.1.1

5  |

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Fund is actively managed, there is no assurance that it will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

Additional Index Information

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

Proxy Voting Information

A description of the Fund’s proxy voting policies and procedures is available without charge upon request, by calling Loomis Sayles Funds at 800-633-3330; on the Fund’s website at www.loomissayles.com, and on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information about how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and the SEC’s website.

Quarterly Portfolio Schedules

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Fund’s prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Fund and help you compare these with the ongoing costs of investing in other mutual funds.

|  6

The first line in the table for each class of Fund shares shows the actual amount of Fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2016 through September 30, 2016. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table for each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

Loomis Sayles Bond Fund

Institutional Class	Beginning Account Value 4/1/2016	Ending Account Value 9/30/2016	Expenses Paid During Period* 4/1/2016 – 9/30/2016
Actual	$1,000.00	$1,070.90	$3.42
Hypothetical (5% return before expenses)	$1,000.00	$1,021.70	$3.34

Retail Class
Actual	$1,000.00	$1,069.90	$4.71
Hypothetical (5% return before expenses)	$1,000.00	$1,020.45	$4.60

Admin Class
Actual	$1,000.00	$1,068.20	$6.00
Hypothetical (5% return before expenses)	$1,000.00	$1,019.20	$5.86

Class N
Actual	$1,000.00	$1,071.30	$3.06
Hypothetical (5% return before expenses)	$1,000.00	$1,022.05	$2.98

*   Expenses are equal to the Fund’s annualized expense ratio: 0.66%, 0.91%, 1.16% and 0.59% for Institutional Class, Retail Class, Admin Class and Class N, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 366 (to reflect the half-year period).

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BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENT

The Board of Trustees of the Trust (the “Board”), including the Independent Trustees, considers matters bearing on the Fund’s advisory agreement (the “Agreement”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreement to determine whether to recommend that the full Board approve the continuation of the Agreement, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreement.

In connection with these meetings, the Trustees receive materials that the Fund’s investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreement. These materials generally include, among other items, (i) information on the investment performance of the Fund and the performance of a peer group and category of funds and the Fund’s performance benchmarks, (ii) information on the Fund’s advisory fee and other expenses, including information comparing the Fund’s expenses to the fees charged to institutional accounts with similar strategies managed by the Adviser, if any, and to those of a peer group of funds and information about any applicable expense caps and/or fee “breakpoints,” (iii) sales and redemption data in respect of the Fund, (iv) information about the profitability of the Agreement to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) the Adviser’s financial results and/or financial condition, (ii) the Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Fund’s shares and the related costs, (iv) the procedures employed to determine the value of the Fund’s assets, (v) the allocation of the Fund’s brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Fund’s portfolio managers in the Fund or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreement, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Fund’s investment performance and the fees charged to the Fund for advisory and other services. This information generally includes, among other things, an internal performance rating for the Fund based on agreed-upon criteria, graphs showing the Fund’s

|  8

performance and fee differentials against the Fund’s peer group/category, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing the Fund against similarly categorized funds. The portfolio management team for the Fund or other representatives of the Adviser make periodic presentations to the Contract Review Committee and/or the full Board, and if the Fund is identified as presenting possible performance concerns it may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about the Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board most recently approved the continuation of the Agreement at its meeting held in June 2016. The Agreement was continued for a one-year period for the Fund. In considering whether to approve the continuation of the Agreement, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreement included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Fund under the Agreement. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Fund and the resources dedicated to the Fund by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Fund, but also the monitoring and oversight services provided by NGAM Advisors, L.P. (“NGAM Advisors”). They also considered the administrative services provided by NGAM Advisors and its affiliates to the Fund.

The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the nature, extent and quality of services provided supported the renewal of the Agreement.

Investment performance of the Fund and the Adviser. As noted above, the Trustees received information about the performance of the Fund over various time periods, including information that compared the performance of the Fund to the performance of a peer group and category of funds and the Fund’s performance benchmark. In addition, the Trustees also reviewed data prepared by an independent third party that analyzed the performance of the Fund using a variety of performance metrics, including metrics that also measured the performance of the Fund on a risk adjusted basis.

The Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement. The Trustees noted that while the Fund had performance that lagged that of its peer group and/or category for certain (although not all) periods, the

9  |

Board concluded that other factors relevant to performance supported renewal of the Agreement. These factors included the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions by the Adviser that were reasonable and consistent with the Fund’s investment objective and policies; and (2) that the Fund’s long-term performance was competitive when compared to relevant performance benchmarks or peer groups.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the performance of the Fund and the Adviser supported the renewal of the Agreement.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Fund. The Trustees considered the fees charged to the Fund for advisory services as well as the total expense level of the Fund. This information included comparisons (provided both by management and also by an independent third party) of the Fund’s advisory fee and total expense level to those of its peer group and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets and the greater regulatory costs associated with the management of such assets. In evaluating the Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund, as well as the need for the Adviser to offer competitive compensation and the potential need to expend additional resources to the extent the Fund grows in size. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. The Trustees noted that the Fund currently has an expense cap in place, and that the current expenses are below the cap.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Fund. The Trustees reviewed information provided by management as to the profitability of the Adviser’s and its affiliates’ relationships with the Fund, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the Fund, the expense levels

|  10

of the Fund, and whether the Adviser had implemented breakpoints. The Trustees also noted management’s history of proposing additional advisory fee breakpoints as the Fund grew to substantially larger scale.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the advisory fee charged to the Fund was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Fund supported the renewal of the Agreement.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Fund through breakpoints in its investment advisory fee or other means, such as expense waivers or caps. The Trustees also discussed with management the factors considered with respect to the implementation of breakpoints in investment advisory fees or expense waivers or caps for certain funds. Management explained that a number of factors are taken into account in considering the possible implementation of breakpoints or an expense cap for a fund, including, among other things, factors such as a fund’s assets, the projected growth of a fund, projected profitability and a fund’s fees and performance. With respect to economies of scale, the Trustees noted that the Fund had breakpoints in its advisory fees and it was subject to an expense cap, and that the current expenses are below the cap. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Fund, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the extent to which economies of scale were shared with the Fund supported the renewal of the Agreement.

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events on the performance, asset levels and expense ratios of the Fund.

•

Whether the Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Fund and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Fund.

•

The nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreement and under a separate agreement covering administrative services.

•

So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Fund, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Fund’s securities transactions. The Trustees also considered the benefits to the parent company of NGAM Advisors from the retention

11  |

of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Fund’s advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the existing Agreement should be continued through June 30, 2017.

|  12

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Bond Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 84.3% of Net Assets

Non-Convertible Bonds – 75.5%

	ABS Other – 0.4%
$29,950,364	FAN Engine Securitization Ltd., Series 2013-1A, Class 1A, 4.625%, 10/15/2043, 144A(b)(c)	$29,642,774
17,727,369	GCA2014 Holdings Ltd., Series 2014-1, Class C, 6.000%, 1/05/2030, 144A(b)(d)	11,115,060
6,907,090	GCA2014 Holdings Ltd., Series 2014-1, Class D, 7.500%, 1/05/2030, 144A(b)(d)	1,990,623
32,585,000	GCA2014 Holdings Ltd., Series 2014-1, Class E, Zero Coupon, 1/05/2030, 144A(b)(d)(e)	456,190
14,797,680	Global Container Assets Ltd., Series 2015-1A, Class B, 4.500%, 2/05/2030, 144A(b)(c)	14,471,213

		57,675,860

	Aerospace & Defense – 1.2%
36,735,000	Bombardier, Inc., 6.000%, 10/15/2022, 144A	33,245,175
100,000	Bombardier, Inc., 6.125%, 1/15/2023, 144A	88,750
1,510,000	Bombardier, Inc., 7.350%, 12/22/2026, 144A, (CAD)	1,044,495
13,664,000	Bombardier, Inc., 7.450%, 5/01/2034, 144A	11,699,800
275,000	Meccanica Holdings USA, Inc., 6.250%, 7/15/2019	299,750
24,903,000	Meccanica Holdings USA, Inc., 6.250%, 1/15/2040, 144A	24,404,940
25,480,000	Meccanica Holdings USA, Inc., 7.375%, 7/15/2039, 144A	27,900,600
770,000	Meccanica Holdings USA, Inc., 7.375%, 7/15/2039	843,150
6,995,000	Textron Financial Corp., (fixed rate to 2/15/2017, variable rate thereafter), 6.000%, 2/15/2067, 144A	4,975,194
23,658,000	Textron, Inc., EMTN, 6.625%, 4/07/2020, (GBP)	34,907,322
25,941,000	TransDigm, Inc., 6.500%, 7/15/2024	27,302,902
4,585,000	TransDigm, Inc., 6.500%, 5/15/2025	4,774,131

		171,486,209

	Airlines – 1.3%
24,305,000	Air Canada, 7.625%, 10/01/2019, 144A, (CAD)	19,232,249
54,931,000	American Airlines Group, Inc., 5.500%, 10/01/2019, 144A	57,196,904
3,810,842	Continental Airlines Pass Through Certificates, Series 2012-2, Class B, 5.500%, 4/29/2022	3,984,121
32,465,000	Continental Airlines Pass Through Certificates, Series 2012-3, Class C, 6.125%, 4/29/2018	33,925,925
112,294	Continental Airlines Pass Through Trust, Series 1997-4, Class B, 6.900%, 7/02/2018	113,698
1,207	Continental Airlines Pass Through Trust, Series 1999-2, Class B, 7.566%, 9/15/2021	1,210
940,894	Continental Airlines Pass Through Trust, Series 2001-1, Class A-1, 6.703%, 12/15/2022	1,010,285
4,116,496	Continental Airlines Pass Through Trust, Series 2012-1, Class B, 6.250%, 10/11/2021	4,414,942

See accompanying notes to financial statements.

13  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Airlines – continued
$356,647	UAL Pass Through Trust, Series 2009-1, 10.400%, 5/01/2018	$357,075
6,518,972	United Airlines Pass Through Trust, Series 2014-1, Class A, 4.000%, 10/11/2027	6,991,597
298,830	US Airways Pass Through Trust, Series 2011-1B, Class B, 9.750%, 4/22/2020	330,975
56,320,000	Virgin Australia Holdings Ltd., 8.500%, 11/15/2019, 144A	58,009,600
5,408,224	Virgin Australia Pass Through Trust, Series 2013-1B, 6.000%, 4/23/2022, 144A	5,489,348
8,100,135	Virgin Australia Pass Through Trust, Series 2013-1C, 7.125%, 10/23/2018, 144A	8,201,387

		199,259,316

	Automotive – 0.5%
3,172,000	Cummins, Inc., 6.750%, 2/15/2027	3,995,321
2,611,000	Ford Motor Co., 6.500%, 8/01/2018	2,843,272
1,560,000	Ford Motor Co., 6.625%, 2/15/2028	1,869,239
1,580,000	Ford Motor Co., 7.500%, 8/01/2026	2,019,709
37,875,000	General Motors Financial Co., Inc., 4.375%, 9/25/2021	40,452,394
6,201,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	6,774,592
9,660,000	Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc., 7.875%, 10/01/2022, 144A	9,829,050

		67,783,577

	Banking – 7.2%
59,285,000	Bank of America Corp., MTN, 3.300%, 1/11/2023	61,369,935
54,910,000	Bank of Nova Scotia, 2.130%, 6/15/2020, (CAD)	42,846,918
16,525,000	Bank of Nova Scotia, 2.462%, 3/14/2019, (CAD)	12,934,580
27,100,000	BNP Paribas S.A., (fixed rate to 10/23/2017, variable rate thereafter), 7.436%, (GBP)(f)	37,145,374
22,200,000	BNP Paribas S.A., (fixed rate to 6/25/2037, variable rate thereafter), 7.195%, 144A(f)	24,975,000
7,340,000	Citigroup, Inc., 4.500%, 1/14/2022	8,106,568
52,380,000	Citigroup, Inc., 5.130%, 11/12/2019, (NZD)	39,997,722
39,930,000	Citigroup, Inc., 6.250%, 6/29/2017, (NZD)	29,724,662
16,780,000	Cooperatieve Rabobank UA, 3.875%, 2/08/2022	18,363,646
4,045,000	Cooperatieve Rabobank UA, 3.950%, 11/09/2022	4,240,280
27,405,000	Goldman Sachs Group, Inc. (The), 3.550%, 2/12/2021, (CAD)	22,105,732
4,065,000	Goldman Sachs Group, Inc. (The), GMTN, 5.375%, 3/15/2020	4,501,329
26,445,000	Intesa Sanpaolo SpA, 5.017%, 6/26/2024, 144A	24,132,808
69,375,000	JPMorgan Chase & Co., 4.250%, 11/02/2018, (NZD)	51,592,410
1,600,000	Merrill Lynch & Co., Inc., EMTN, 0.247%, 9/14/2018, (EUR)(g)	1,791,108
3,600,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.050%, 6/01/2034	4,243,500
42,630,000	Morgan Stanley, 2.500%, 1/24/2019	43,438,222
6,600,000	Morgan Stanley, 3.750%, 2/25/2023	7,009,807

See accompanying notes to financial statements.

|  14

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Banking – continued
$47,205,000	Morgan Stanley, 4.350%, 9/08/2026	$50,396,152
53,595,000	Morgan Stanley, 4.750%, 11/16/2018, (AUD)	42,635,604
75,000,000	Morgan Stanley, 5.000%, 9/30/2021, (AUD)	62,092,528
152,340,000	Morgan Stanley, 7.600%, 8/08/2017, (NZD)	114,794,962
150,195,000	Morgan Stanley, 8.000%, 5/09/2017, (AUD)	118,529,709
1,400,000	Morgan Stanley, EMTN, 5.750%, 2/14/2017, (GBP)	1,846,053
139,740,000	Morgan Stanley, MTN, 4.100%, 5/22/2023	147,741,652
15,000,000	Morgan Stanley, MTN, 6.250%, 8/09/2026	18,806,445
68,800,000	Morgan Stanley, Series MPLE, 3.125%, 8/05/2021, (CAD)	54,768,880
2,250,000	National Australia Bank Ltd., 5.000%, 3/11/2024, (AUD)	1,981,720
6,000,000	Societe Generale S.A., EMTN, (fixed rate to 6/16/2018, variable rate thereafter), 8.875%, (GBP)(f)	8,554,586
2,800,000	Societe Generale S.A., MTN, 5.200%, 4/15/2021, 144A	3,189,220

		1,063,857,112

	Brokerage – 1.1%
5,996,000	Jefferies Finance LLC/JFIN Co-Issuer Corp., 6.875%, 4/15/2022, 144A	5,576,280
29,995,000	Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.500%, 4/15/2021, 144A	29,170,137
19,787,000	Jefferies Group LLC, 5.125%, 4/13/2018	20,657,905
51,270,000	Jefferies Group LLC, 5.125%, 1/20/2023	54,622,648
29,470,000	Jefferies Group LLC, 6.250%, 1/15/2036	30,715,903
22,428,000	Jefferies Group LLC, 6.450%, 6/08/2027	25,390,739

		166,133,612

	Building Materials – 0.6%
15,670,000	Atrium Windows & Doors, Inc., 7.750%, 5/01/2019, 144A	14,083,412
15,272,000	Masco Corp., 6.500%, 8/15/2032	16,799,200
16,235,000	Masco Corp., 7.125%, 3/15/2020	18,670,250
9,733,000	Masco Corp., 7.750%, 8/01/2029	11,630,935
21,460,000	Owens Corning, 7.000%, 12/01/2036	27,090,718
2,395,000	Titan Global Finance PLC, EMTN, 4.250%, 7/10/2019, (EUR)	2,811,491

		91,086,006

	Cable Satellite – 0.3%
965,000	DISH DBS Corp., 5.000%, 3/15/2023	938,463
1,105,000	DISH DBS Corp., 5.875%, 11/15/2024	1,091,187
37,585,000	Shaw Communications, Inc., 5.650%, 10/01/2019, (CAD)	31,437,957
6,190,000	Time Warner Cable LLC, 4.500%, 9/15/2042	5,906,863
535,000	Time Warner Cable LLC, 5.875%, 11/15/2040	594,111
15,800,000	Videotron Ltd., 5.625%, 6/15/2025, 144A, (CAD)	12,374,328

		52,342,909

	Chemicals – 2.6%
123,840,000	Chemours Co. (The), 6.625%, 5/15/2023	120,744,000
23,615,000	Chemours Co. (The), 7.000%, 5/15/2025	23,201,737
56,305,000	Consolidated Energy Finance S.A., 6.750%, 10/15/2019, 144A	55,601,187

See accompanying notes to financial statements.

15  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Chemicals – continued
$20,000,000	Eco Services Operations LLC/Eco Finance Corp., 8.500%, 11/01/2022, 144A	$20,800,000
23,289,000	Hercules, Inc., 6.500%, 6/30/2029	20,960,100
33,969,000	Hexion, Inc., 7.875%, 2/15/2023(b)(d)	12,228,840
4,955,000	Hexion, Inc., 8.875%, 2/01/2018	4,719,638
11,305,000	Hexion, Inc., 9.200%, 3/15/2021(b)(d)	4,408,950
3,390,000	Hexion, Inc./Hexion Nova Scotia Finance ULC, 9.000%, 11/15/2020	2,453,513
119,535,000	INVISTA Finance LLC, 4.250%, 10/15/2019, 144A	118,946,888
6,795,000	Methanex Corp., 5.250%, 3/01/2022	7,018,433
2,305,000	TPC Group, Inc., 8.750%, 12/15/2020, 144A	1,787,643

		392,870,929

	Construction Machinery – 0.2%
27,030,000	Toro Co., 6.625%, 5/01/2037(b)(c)	32,394,293

	Consumer Cyclical Services – 0.1%
1,000,000	ServiceMaster Co. LLC (The), 7.100%, 3/01/2018	1,031,250
8,919,000	ServiceMaster Co. LLC (The), 7.450%, 8/15/2027	9,480,897

		10,512,147

	Consumer Products – 0.1%
15,036,000	Avon Products, Inc., 8.950%, 3/15/2043	12,291,930

	Diversified Manufacturing – 0.5%
64,245,000	General Electric Co., GMTN, 4.250%, 1/17/2018, (NZD)	47,481,991
45,800,000	General Electric Co., Series A, GMTN, 5.500%, 2/01/2017, (NZD)	33,609,338

		81,091,329

	Electric – 1.5%
3,075,000	AES Corp. (The), 4.875%, 5/15/2023	3,121,125
54,584,477	Alta Wind Holdings LLC, 7.000%, 6/30/2035, 144A	55,846,143
66,179,285	Bruce Mansfield Unit Pass Through Trust, 6.850%, 6/01/2034(b)(c)	33,697,168
1,801,497	CE Generation LLC, 7.416%, 12/15/2018	1,684,400
4,255,000	DPL, Inc., 6.750%, 10/01/2019	4,414,562
12,250,000	Dynegy, Inc., 5.875%, 6/01/2023	11,116,875
69,835,000	Dynegy, Inc., 7.625%, 11/01/2024	68,577,970
38,973,000	EDP Finance BV, 4.125%, 1/15/2020, 144A	40,395,514
8,663,000	Empresa Nacional de Electricidad S.A., 7.875%, 2/01/2027	10,764,956
588,222	Red Oak Power LLC, Series A, 8.540%, 11/30/2019	588,957
65,293	Salton Sea Funding Corp., Series F, 7.475%, 11/30/2018	64,636

		230,272,306

	Finance Companies – 4.4%
3,100,000	AGFC Capital Trust I, (fixed rate to 1/15/2017, variable rate thereafter), 6.000%, 1/15/2067, 144A	1,550,000
11,695,000	General Electric Co., Series A, MTN, 0.980%, 5/13/2024(g)	10,956,461

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Finance Companies – continued
$19,330,000	iStar, Inc., 4.875%, 7/01/2018	$19,426,650
20,395,000	iStar, Inc., 5.000%, 7/01/2019	20,341,565
34,525,000	iStar, Inc., 5.850%, 3/15/2017	34,937,263
1,890,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.875%, 8/01/2021, 144A	1,795,500
30,220,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 7.375%, 10/01/2017	30,446,650
2,830,000	Navient Corp., 5.875%, 10/25/2024	2,575,300
68,000,000	Navient Corp., MTN, 6.125%, 3/25/2024	63,325,000
34,415,000	Navient LLC, 4.875%, 6/17/2019	34,285,944
27,420,000	Navient LLC, 5.500%, 1/25/2023	25,157,850
150,996(††)	Navient LLC, 6.000%, 12/15/2043	3,469,133
11,663,000	Navient LLC, MTN, 5.500%, 1/15/2019	11,837,945
8,000,000	Navient LLC, MTN, 7.250%, 1/25/2022	8,160,000
3,355,000	Navient LLC, MTN, 8.000%, 3/25/2020	3,598,237
23,623,000	Navient LLC, Series A, MTN, 5.000%, 6/15/2018	23,623,000
51,024,000	Navient LLC, Series A, MTN, 5.625%, 8/01/2033(b)(c)	40,564,080
400,000	Oxford Finance LLC/Oxford Finance Co-Issuer, Inc., 7.250%, 1/15/2018, 144A	399,500
74,340,000	Springleaf Finance Corp., 5.250%, 12/15/2019	75,919,725
155,536,000	Springleaf Finance Corp., 7.750%, 10/01/2021	163,118,380
77,845,000	Springleaf Finance Corp., 8.250%, 10/01/2023	81,737,250

		657,225,433

	Food & Beverage – 0.0%
1,500,000	Fonterra Co-operative Group Ltd., MTN, 4.500%, 6/30/2021, (AUD)	1,218,491

	Government Owned – No Guarantee – 0.5%
28,720,000	Pertamina Persero PT, 6.450%, 5/30/2044, 144A	33,269,219
31,880,000	Petrobras Global Finance BV, 4.375%, 5/20/2023	28,516,660
24,335,000	Petrobras Global Finance BV, 5.625%, 5/20/2043	18,372,925

		80,158,804

	Healthcare – 1.4%
3,240,000	BioScrip, Inc., 8.875%, 2/15/2021	3,029,400
27,204,000	HCA, Inc., 7.050%, 12/01/2027	28,938,255
27,545,000	HCA, Inc., 7.500%, 11/06/2033	29,851,894
45,324,000	HCA, Inc., 8.360%, 4/15/2024	52,624,790
6,944,000	HCA, Inc., MTN, 7.580%, 9/15/2025	7,829,360
12,446,000	HCA, Inc., MTN, 7.750%, 7/15/2036	13,488,352
335,000	Kindred Healthcare, Inc., 8.000%, 1/15/2020	340,863
915,000	Kindred Healthcare, Inc., 8.750%, 1/15/2023	915,000
1,430,000	Tenet Healthcare Corp., 4.375%, 10/01/2021	1,422,850
13,068,000	Tenet Healthcare Corp., 5.000%, 3/01/2019	12,773,970
37,850,000	Tenet Healthcare Corp., 6.750%, 6/15/2023	35,200,500

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Healthcare – continued
$34,938,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	$28,736,505
690,000	Universal Health Services, Inc., 4.750%, 8/01/2022, 144A	712,425

		215,864,164

	Home Construction – 0.8%
7,385,000	Beazer Homes USA, Inc., 7.250%, 2/01/2023	7,348,075
16,729,000	K. Hovnanian Enterprises, Inc., 5.000%, 11/01/2021(b)(c)	11,710,300
45,718,000	K. Hovnanian Enterprises, Inc., 8.000%, 11/01/2019, 144A	27,659,390
52,605,000	PulteGroup, Inc., 6.000%, 2/15/2035	53,131,050
13,360,000	TRI Pointe Holdings, Inc./TRI Pointe Group, Inc., 4.375%, 6/15/2019	13,744,100

		113,592,915

	Independent Energy – 1.3%
1,190,000	Anadarko Petroleum Corp., 3.450%, 7/15/2024	1,173,818
2,770,000	Anadarko Petroleum Corp., 4.500%, 7/15/2044	2,541,469
7,440,000	Baytex Energy Corp., 5.125%, 6/01/2021, 144A	6,193,800
6,507,000	Baytex Energy Corp., 5.625%, 6/01/2024, 144A	5,303,205
15,760,000	Bellatrix Exploration Ltd., 8.500%, 5/15/2020, 144A	14,656,800
345,000	Bonanza Creek Energy, Inc., 5.750%, 2/01/2023	156,975
140,000	Bonanza Creek Energy, Inc., 6.750%, 4/15/2021	63,700
11,379,000	California Resources Corp., 5.500%, 9/15/2021	6,030,870
1,709,000	California Resources Corp., 6.000%, 11/15/2024	816,048
1,835,000	Chesapeake Energy Corp., 4.875%, 4/15/2022	1,545,988
15,000	Chesapeake Energy Corp., 6.625%, 8/15/2020	14,119
1,940,000	Chesapeake Energy Corp., 6.875%, 11/15/2020	1,813,900
8,471,000	Continental Resources, Inc., 3.800%, 6/01/2024	7,750,965
1,597,000	Continental Resources, Inc., 4.500%, 4/15/2023	1,533,120
1,775,000	EQT Corp., 8.125%, 6/01/2019	2,028,912
145,000	MEG Energy Corp., 6.375%, 1/30/2023, 144A	114,731
95,000	MEG Energy Corp., 6.500%, 3/15/2021, 144A	77,544
235,000	MEG Energy Corp., 7.000%, 3/31/2024, 144A	185,650
370,000	Noble Energy, Inc., 5.625%, 5/01/2021	386,676
4,855,000	Oasis Petroleum, Inc., 6.875%, 1/15/2023	4,636,525
280,000	Pan American Energy LLC/Argentine Branch, 7.875%, 5/07/2021, 144A	300,300
4,270,000	QEP Resources, Inc., 5.250%, 5/01/2023	4,205,950
4,335,000	QEP Resources, Inc., 6.875%, 3/01/2021	4,519,237
15,445,000	Rex Energy Corp., (Step to 8.000% on 10/01/2017), 1.000%, 10/01/2020(h)	8,417,525
9,500,000	Rice Energy, Inc., 6.250%, 5/01/2022	9,808,750
8,579,000	RSP Permian, Inc., 6.625%, 10/01/2022	8,986,502
23,125,000	Sanchez Energy Corp., 6.125%, 1/15/2023	18,557,812
12,420,000	Sanchez Energy Corp., 7.750%, 6/15/2021	10,929,600
90,000	SM Energy Co., 5.000%, 1/15/2024	84,600
20,982,000	SM Energy Co., 6.125%, 11/15/2022	20,982,000
57,825,000	Ultra Petroleum Corp., 6.125%, 10/01/2024, 144A(i)	45,681,750

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Independent Energy – continued
$2,845,000	Whiting Petroleum Corp., 5.750%, 3/15/2021	$2,660,075
1,965,000	Whiting Petroleum Corp., 6.250%, 4/01/2023	1,793,063

		193,951,979

	Industrial Other – 0.1%
8,380,000	Broadspectrum Ltd., 8.375%, 5/15/2020, 144A	8,924,700
160,000	Cleaver-Brooks, Inc., 8.750%, 12/15/2019, 144A	167,600

		9,092,300

	Integrated Energy – 0.0%
2,155,000	Pacific Exploration and Production Corp., 5.125%, 3/28/2023, 144A(i)	398,675
1,250,000	Pacific Exploration and Production Corp., 5.625%, 1/19/2025, 144A(i)	231,250

		629,925

	Life Insurance – 2.0%
6,212,000	American International Group, Inc., 4.875%, 6/01/2022	6,989,388
67,930,000	AXA S.A., (fixed rate to 12/14/2036, variable rate thereafter), 6.379%, 144A(f)	74,015,169
1,185,000	AXA S.A., EMTN, (fixed rate to 10/16/2019, variable rate thereafter), 6.772%, (GBP)(f)	1,639,152
15,000,000	Forethought Financial Group, Inc., 8.625%, 4/15/2021, 144A(b)(c)	17,246,400
5,760,000	Genworth Holdings, Inc., 4.800%, 2/15/2024	4,737,600
31,605,000	Genworth Holdings, Inc., 4.900%, 8/15/2023	26,311,163
2,030,000	MetLife Capital Trust X, 9.250%, 4/08/2068, 144A	2,920,561
10,175,000	MetLife, Inc., 10.750%, 8/01/2069	16,306,455
57,985,000	Mutual of Omaha Insurance Co., 6.800%, 6/15/2036, 144A	73,986,367
38,476,000	National Life Insurance Co., 10.500%, 9/15/2039, 144A(b)(c)	59,002,177
12,950,000	NLV Financial Corp., 7.500%, 8/15/2033, 144A(b)(c)	14,937,773

		298,092,205

	Local Authorities – 1.6%
38,490,000	New South Wales Treasury Corp., 3.500%, 3/20/2019, (AUD)	30,735,894
99,500,000	New South Wales Treasury Corp., 4.000%, 4/08/2021, (AUD)	83,424,323
142,855,000	New South Wales Treasury Corp., 6.000%, 2/01/2018, (AUD)	115,496,230
1,507,000	Ontario Hydro, Zero Coupon, 11/27/2020, (CAD)	1,083,841
1,490,000	Province of Ontario Canada, 2.100%, 9/08/2018, (CAD)	1,163,993

		231,904,281

	Media Entertainment – 0.7%
164,410,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)	7,350,672
1,595,000	iHeartCommunications, Inc., 9.000%, 3/01/2021	1,188,275
66,650,000	iHeartCommunications, Inc., 9.000%, 9/15/2022	48,487,875
34,725,000	R.R. Donnelley & Sons Co., 6.000%, 4/01/2024	34,464,562
3,610,000	R.R. Donnelley & Sons Co., 6.500%, 11/15/2023	3,637,075
1,976,000	R.R. Donnelley & Sons Co., 7.000%, 2/15/2022	2,050,100

		97,178,559

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Metals & Mining – 2.3%
$8,456,540	1839688 Alberta ULC, PIK, 14.000%, 2/13/2020(b)(d)(i)(j)	$3,383
155,000	AK Steel Corp., 7.625%, 5/15/2020	151,125
3,000,000	AK Steel Corp., 7.625%, 10/01/2021	2,880,000
13,492,000	Alcoa, Inc., 5.870%, 2/23/2022	14,503,900
11,795,000	Alcoa, Inc., 5.900%, 2/01/2027	12,620,650
2,050,000	Alcoa, Inc., 5.950%, 2/01/2037	2,061,275
6,490,000	Alcoa, Inc., 6.750%, 1/15/2028	7,090,325
35,180,000	ArcelorMittal, 7.750%, 3/01/2041	36,675,150
3,635,000	ArcelorMittal, 8.000%, 10/15/2039	3,925,800
3,950,000	Barrick Gold Corp., 5.800%, 11/15/2034	4,128,741
23,735,000	Barrick North America Finance LLC, 5.750%, 5/01/2043	27,832,563
28,838,000	Cliffs Natural Resources, Inc., 8.000%, 9/30/2020, 144A	28,261,240
34,330,000	Essar Steel Algoma, Inc., 9.500%, 11/15/2019, 144A(b)(c)(i)	4,634,550
100,000	First Quantum Minerals Ltd., 7.000%, 2/15/2021, 144A	89,500
16,650,000	First Quantum Minerals Ltd., 7.250%, 5/15/2022, 144A	14,735,250
975,000	Hecla Mining Co., 6.875%, 5/01/2021	978,656
19,310,000	Lundin Mining Corp., 7.500%, 11/01/2020, 144A	20,516,875
66,920,000	Lundin Mining Corp., 7.875%, 11/01/2022, 144A	71,269,800
6,500,000	Rain CII Carbon LLC/CII Carbon Corp., 8.250%, 1/15/2021, 144A	6,337,500
11,965,000	Russel Metals, Inc., 6.000%, 4/19/2022, 144A, (CAD)	9,188,412
15,555,000	United States Steel Corp., 6.650%, 6/01/2037	12,444,000
5,167,000	United States Steel Corp., 6.875%, 4/01/2021	5,115,330
2,848,000	United States Steel Corp., 7.375%, 4/01/2020	2,833,760
38,460,000	United States Steel Corp., 7.500%, 3/15/2022	37,883,100
10,540,000	Worthington Industries, Inc., 6.500%, 4/15/2020	11,711,458

		337,872,343

	Midstream – 0.8%
755,000	Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125%, 11/15/2022, 144A	738,013
9,050,000	DCP Midstream LLC, 6.450%, 11/03/2036, 144A	8,801,125
7,500,000	Florida Gas Transmission Co., 7.900%, 5/15/2019, 144A	8,507,520
310,000	Gibson Energy, Inc., 5.375%, 7/15/2022, 144A, (CAD)	229,792
31,400,000	IFM U.S. Colonial Pipeline 2 LLC, 6.450%, 5/01/2021, 144A	35,450,129
205,000	NGPL PipeCo LLC, 7.768%, 12/15/2037, 144A	222,425
26,020,000	Plains All American Pipeline LP, 6.125%, 1/15/2017	26,331,199
7,325,000	Regency Energy Partners LP/Regency Energy Finance Corp., 4.500%, 11/01/2023	7,374,334
1,455,000	Regency Energy Partners LP/Regency Energy Finance Corp., 5.000%, 10/01/2022	1,535,675
5,556,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.125%, 11/15/2019	5,633,784
4,258,532	Transportadora de Gas del Sur S.A., 9.625%, 5/14/2020, 144A	4,609,860
18,753,000	Williams Partners LP, 3.350%, 8/15/2022	18,563,426

		117,997,282

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Mortgage Related – 0.0%
$54,453	FHLMC, 5.000%, 12/01/2031	$61,013

	Natural Gas – 0.2%
4,130,000	NiSource Finance Corp., 6.125%, 3/01/2022	4,927,941
21,041,000	NiSource Finance Corp., 6.400%, 3/15/2018	22,462,130
1,235,000	NiSource Finance Corp., 6.800%, 1/15/2019	1,375,205

		28,765,276

	Non-Agency Commercial Mortgage-Backed Securities – 0.4%
11,160,000	GS Mortgage Securities Trust, Series 2007-GG10, Class AM, 5.988%, 8/10/2045(g)	10,741,801
16,001,584	Institutional Mortgage Securities Canada, Inc., Series 2014-5A, Class A1, 2.003%, 7/12/2047, 144A, (CAD)	12,100,440
38,527,228	Motel 6 Trust, Series 2015-M6MZ, Class M, 8.230%, 2/05/2020, 144A(b)(c)	38,780,063

		61,622,304

	Oil Field Services – 0.8%
485,000	Basic Energy Services, Inc., 7.750%, 10/15/2022	179,450
14,585,000	FTS International, Inc., 6.250%, 5/01/2022	5,578,763
8,997,000	Global Marine, Inc., 7.000%, 6/01/2028	6,297,900
15,000,000	Nabors Industries, Inc., 5.100%, 9/15/2023	14,437,500
29,512,000	Paragon Offshore PLC, 6.750%, 7/15/2022, 144A(i)	8,189,580
47,072,000	Paragon Offshore PLC, 7.250%, 8/15/2024, 144A(i)	13,062,480
10,000	Precision Drilling Corp., 5.250%, 11/15/2024	8,150
10,000	Precision Drilling Corp., 6.500%, 12/15/2021	9,050
20,000	Precision Drilling Corp., 6.625%, 11/15/2020	18,550
23,050,000	Rowan Cos., Inc., 7.875%, 8/01/2019	24,605,875
10,432,000	Sidewinder Drilling, Inc., 9.750%, 11/15/2019, 144A	678,080
1,180,000	Sidewinder Drilling, Inc., 9.750%, 11/15/2019	76,700
51,710,000	Transocean, Inc., 5.050%, 10/15/2022	40,527,712
1,670,000	Transocean, Inc., 6.800%, 3/15/2038	1,093,850

		114,763,640

	Packaging – 0.1%
10,351,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) S.A., 8.250%, 2/15/2021	10,790,917
1,705,000	Signode Industrial Group Lux S.A./Signode Industrial Group U.S., Inc., 6.375%, 5/01/2022, 144A	1,726,313

		12,517,230

	Paper – 0.9%
38,882,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	55,641,891
9,625,000	International Paper Co., 8.700%, 6/15/2038	14,235,519
8,214,000	WestRock MWV LLC, 7.950%, 2/15/2031	11,074,879
25,138,000	WestRock MWV LLC, 8.200%, 1/15/2030	34,277,096

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Paper – continued
$4,127,000	Weyerhaeuser Co., 6.950%, 10/01/2027	$5,130,674
14,035,000	Weyerhaeuser Co., 7.375%, 3/15/2032	19,001,299

		139,361,358

	Property & Casualty Insurance – 0.2%
2,000,000	Liberty Mutual Group, Inc., (fixed rate to 3/15/2017, variable rate thereafter), 7.000%, 3/07/2067, 144A	1,710,000
13,985,000	MBIA Insurance Corp., 11.940%, 1/15/2033, 144A(e)(g)	5,594,000
80,000	MBIA Insurance Corp., 11.940%, 1/15/2033(e)(g)	32,000
1,371,000	Old Republic International Corp., 4.875%, 10/01/2024	1,482,446
12,080,000	Sirius International Group, 6.375%, 3/20/2017, 144A	12,271,384
1,140,000	Sirius International Group, (fixed rate to 6/30/2017, variable rate thereafter), 7.506%, 144A(f)	1,147,296
6,575,000	XLIT Ltd., 6.250%, 5/15/2027	7,940,614

		30,177,740

	Railroads – 0.1%
7,944,000	Missouri Pacific Railroad Co., 5.000%, 1/01/2045(b)(c)	7,767,587
63,300	Missouri Pacific Railroad Co., Series A, 4.750%, 1/01/2020(b)(c)	63,140

		7,830,727

	Real Estate Operations/Development – 0.1%
7,750,000	First Industrial LP, 5.950%, 5/15/2017	7,947,408

	Restaurants – 0.0%
1,325,000	Wagamama Finance PLC, 7.875%, 2/01/2020, 144A, (GBP)	1,805,415

	Retailers – 0.8%
4,680,000	Dillard’s, Inc., 7.000%, 12/01/2028	5,358,319
7,182,000	Dillard’s, Inc., 7.750%, 7/15/2026	8,268,637
2,250,000	Dillard’s, Inc., 7.750%, 5/15/2027	2,621,250
8,524,000	Foot Locker, Inc., 8.500%, 1/15/2022	10,058,320
7,675,000	GameStop Corp., 5.500%, 10/01/2019, 144A	7,838,094
36,970,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	31,794,200
3,515,000	J.C. Penney Corp., Inc., 7.625%, 3/01/2097	2,899,875
14,133,000	Macy’s Retail Holdings, Inc., 6.790%, 7/15/2027	16,289,328
9,245,000	Marks & Spencer PLC, 7.125%, 12/01/2037, 144A	11,527,221
815,000	Nine West Holdings, Inc., 6.125%, 11/15/2034	105,950
24,302,000	TRU Taj LLC/TRU Taj Finance, Inc., 12.000%, 8/15/2021, 144A	24,484,265

		121,245,459

	Sovereigns – 0.4%
58,860,000	Portugal Government International Bond, 5.125%, 10/15/2024, 144A	58,628,798
65,000	Portugal Government International Bond, 5.125%, 10/15/2024, 144A	64,745

		58,693,543

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Supermarkets – 1.5%
$107,435,000	New Albertson’s, Inc., 7.450%, 8/01/2029	$105,286,300
27,027,000	New Albertson’s, Inc., 7.750%, 6/15/2026	26,925,649
23,152,000	New Albertson’s, Inc., 8.000%, 5/01/2031	22,833,660
6,955,000	New Albertson’s, Inc., 8.700%, 5/01/2030	7,059,325
21,208,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	19,511,360
3,585,000	SUPERVALU, Inc., 6.750%, 6/01/2021	3,351,975
35,540,000	SUPERVALU, Inc., 7.750%, 11/15/2022	33,940,700

		218,908,969

	Supranational – 1.3%
18,525,000	European Investment Bank, MTN, 6.000%, 8/06/2020, (AUD)	16,121,612
185,840,000	Inter-American Development Bank, EMTN, 6.000%, 12/15/2017, (NZD)	140,987,020
40,000,000	Inter-American Development Bank, MTN, 6.500%, 8/20/2019, (AUD)	34,496,492

		191,605,124

	Technology – 1.8%
238,000	Advanced Micro Devices, Inc., 7.000%, 7/01/2024	233,835
75,630,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	83,665,687
57,898,000	Amkor Technology, Inc., 6.375%, 10/01/2022	59,779,685
2,630,000	Arrow Electronics, Inc., 6.875%, 6/01/2018	2,840,229
5,645,000	Corning, Inc., 7.250%, 8/15/2036	6,997,226
73,905,000	KLA-Tencor Corp., 4.650%, 11/01/2024	81,213,983
12,970,000	KLA-Tencor Corp., 5.650%, 11/01/2034	14,440,046
4,385,000	Motorola Solutions, Inc., 6.625%, 11/15/2037	4,542,378
3,036,000	Samsung Electronics Co. Ltd., 7.700%, 10/01/2027, 144A	3,873,456
8,080,000	Western Digital Corp., 7.375%, 4/01/2023, 144A	8,888,000

		266,474,525

	Transportation Services – 0.2%
20,994,000	APL Ltd., 8.000%, 1/15/2024(b)(c)	13,856,040
6,427,401	Atlas Air Pass Through Trust, Series 1998-1, Class B, 7.680%, 1/02/2018(d)	6,539,880
1,986,784	Atlas Air Pass Through Trust, Series 1998-1, Class C, 8.010%, 7/02/2011(d)(k)	2,031,487
1,959,577	Atlas Air Pass Through Trust, Series 1999-1, Class B, 7.630%, 1/02/2018(d)	1,959,577
7,520,331	Atlas Air Pass Through Trust, Series 1999-1, Class C, 8.770%, 7/02/2012(d)(k)	7,745,941
3,160,409	Atlas Air Pass Through Trust, Series 2000-1, Class B, 9.057%, 1/02/2018(d)	3,207,815

		35,340,740

	Treasuries – 26.8%
597,515,000	Canadian Government, 0.250%, 5/01/2017, (CAD)	454,720,779
545,500,000	Canadian Government, 0.750%, 9/01/2020, (CAD)	418,699,680

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Treasuries – continued
254,495,000	Canadian Government, 1.250%, 9/01/2018, (CAD)	$196,719,330
6,575,000	Hellenic Republic Government Bond, 3.375%, 7/17/2017, 144A, (EUR)	7,221,240
980,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2024, (EUR)(h)	804,950
2,040,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2035, (EUR)(h)	1,349,804
1,290,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2036, (EUR)(h)	856,372
310,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2037, (EUR)(h)	204,322
3,710,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2038, (EUR)(h)	2,420,574
4,825,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2039, (EUR)(h)	3,151,975
465,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2040, (EUR)(h)	302,920
6,200,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2041, (EUR)(h)	4,046,195
8,742,110,000	Iceland Government International Bond, 6.000%, 10/13/2016, (ISK)	52,028,564
2,331,740,000	Iceland Government International Bond, 7.250%, 10/26/2022, (ISK)	15,336,742
5,523,835,000	Iceland Government International Bond, 8.750%, 2/26/2019, (ISK)	35,444,608
8,357,200(†††)	Mexican Fixed Rate Bonds, Series M, 5.000%, 6/15/2017, (MXN)	43,127,458
8,554,600(†††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/10/2021, (MXN)	45,454,057
4,579,595(†††)	Mexican Fixed Rate Bonds, Series M, 7.750%, 5/29/2031, (MXN)	26,716,530
10,160,320(†††)	Mexican Fixed Rate Bonds, Series M-20, 7.500%, 6/03/2027, (MXN)	57,965,085
39,547,655(†††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	229,298,588
3,288,446(†††)	Mexican Fixed Rate Bonds, Series M-20, 8.500%, 5/31/2029, (MXN)	20,266,535
34,470,000(†††)	Mexican Fixed Rate Bonds, Series M-20, 10.000%, 12/05/2024, (MXN)	224,580,723
113,749(†††)	Mexican Fixed Rate Bonds, Series M-20, 10.000%, 12/05/2024, (MXN)	741,103
137,580,000	New Zealand Government Bond, 5.000%, 3/15/2019, (NZD)	107,537,247
128,565,000	New Zealand Government Bond, 6.000%, 5/15/2021, (NZD)	110,254,446
83,000,000	New Zealand Government Bond, Series 420, 3.000%, 4/15/2020, (NZD)	62,620,642
764,599,000	Norway Government Bond, 3.750%, 5/25/2021, 144A, (NOK)	107,988,395
1,317,525,000	Norway Government Bond, 4.250%, 5/19/2017, 144A, (NOK)	168,580,773
1,096,778,000	Norway Government Bond, 4.500%, 5/22/2019, 144A, (NOK)	150,619,368
253,010,000	Republic of Brazil, 8.500%, 1/05/2024, (BRL)	71,865,685
97,345,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	30,381,494
150,000,000	U.S. Treasury Note, 0.500%, 3/31/2017	150,011,700
275,000,000	U.S. Treasury Note, 0.500%, 7/31/2017	274,742,050
300,000,000	U.S. Treasury Note, 0.625%, 6/30/2018	299,343,600
150,000,000	U.S. Treasury Note, 0.750%, 1/31/2018	150,052,800
150,000,000	U.S. Treasury Note, 0.750%, 8/31/2018	149,970,750

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Treasuries – continued
$300,000,000	U.S. Treasury Note, 0.750%, 9/30/2018	$299,906,400

		3,975,333,484

	Wireless – 0.8%
281,500,000	America Movil SAB de CV, 6.450%, 12/05/2022, (MXN)	14,140,512
143,600,000	America Movil SAB de CV, 8.460%, 12/18/2036, (MXN)	7,329,797
44,104,000	Sprint Capital Corp., 6.875%, 11/15/2028	41,402,630
8,400,000	Sprint Capital Corp., 8.750%, 3/15/2032	8,568,000
27,683,000	Sprint Communications, Inc., 6.000%, 11/15/2022	25,675,982
10,853,000	Sprint Corp., 7.125%, 6/15/2024	10,581,675
11,346,000	Sprint Corp., 7.250%, 9/15/2021	11,388,548

		119,087,144

	Wirelines – 5.6%
75,360,000	AT&T, Inc., 2.625%, 12/01/2022	75,957,454
59,951,000	AT&T, Inc., 3.000%, 2/15/2022	61,901,446
5,790,000	Bell Canada, MTN, 6.550%, 5/01/2029, 144A, (CAD)	5,695,203
3,695,000	Bell Canada, MTN, 7.300%, 2/23/2032, (CAD)	3,924,510
10,946,000	Bell Canada, Series M-17, 6.100%, 3/16/2035, (CAD)	10,628,621
95,630,000	CenturyLink, Inc., 6.450%, 6/15/2021	102,443,638
11,005,000	CenturyLink, Inc., Series G, 6.875%, 1/15/2028	10,606,069
7,255,000	CenturyLink, Inc., Series P, 7.600%, 9/15/2039	6,311,850
11,795,000	CenturyLink, Inc., Series W, 6.750%, 12/01/2023	12,266,800
1,440,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	1,369,800
3,620,000	Cincinnati Bell, Inc., 7.000%, 7/15/2024, 144A	3,710,500
11,991,000	Consolidated Communications, Inc., 6.500%, 10/01/2022	11,631,270
8,735,000	Embarq Corp., 7.995%, 6/01/2036	8,839,645
11,505,000	FairPoint Communications, Inc., 8.750%, 8/15/2019, 144A	11,735,100
21,745,000	Frontier Communications Corp., 6.250%, 9/15/2021	20,902,381
24,305,000	Frontier Communications Corp., 6.875%, 1/15/2025	21,509,925
60,000	Frontier Communications Corp., 7.000%, 11/01/2025	52,800
4,035,000	Frontier Communications Corp., 7.875%, 1/15/2027	3,611,325
1,240,000	Frontier Communications Corp., 9.000%, 8/15/2031	1,140,800
1,235,000	Level 3 Financing, Inc., 5.375%, 8/15/2022	1,290,575
305,000	Oi Brasil Holdings Cooperatief UA, 5.750%, 2/10/2022, 144A(i)	76,631
24,165,000	Portugal Telecom International Finance BV, EMTN, 4.500%, 6/16/2025, (EUR)(e)	6,243,520
43,231,000	Portugal Telecom International Finance BV, EMTN, 5.000%, 11/04/2019, (EUR)(e)	11,169,609
64,382,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	60,840,990
16,040,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	16,521,200
41,590,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	40,342,300
32,321,000	Qwest Corp., 6.875%, 9/15/2033	32,220,740
10,785,000	Qwest Corp., 7.250%, 9/15/2025	11,802,327
785,000	Qwest Corp., 7.250%, 10/15/2035	776,661

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Wirelines – continued
$63,364,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	$62,746,201
32,356,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	32,922,230
4,300,000	Telecom Italia SpA, EMTN, 5.875%, 5/19/2023, (GBP)	6,504,207
1,850,000	Telefonica Emisiones SAU, 5.134%, 4/27/2020	2,039,336
2,100,000	Telefonica Emisiones SAU, 5.462%, 2/16/2021	2,384,668
4,700,000	Telefonica Emisiones SAU, EMTN, 5.289%, 12/09/2022, (GBP)	7,415,100
18,145,000	Telefonica Emisiones SAU, EMTN, 5.375%, 2/02/2026, (GBP)	30,127,601
45,415,000	Telus Corp., 4.950%, 3/15/2017, (CAD)	35,194,159
27,020,000	Telus Corp., Series CG, 5.050%, 12/04/2019, (CAD)	22,687,985
73,892,000	Verizon Communications, Inc., 2.450%, 11/01/2022	75,044,715

		832,589,892

	Total Non-Convertible Bonds (Identified Cost $11,813,723,956)	11,207,967,207

Convertible Bonds – 7.3%

	Building Materials – 0.1%
1,015,000	CalAtlantic Group, Inc., 0.250%, 6/01/2019	940,144
415,000	CalAtlantic Group, Inc., 1.250%, 8/01/2032	432,378
14,067,000	KB Home, 1.375%, 2/01/2019	13,680,157

		15,052,679

	Cable Satellite – 1.3%
170,470,000	Dish Network Corp., 3.375%, 8/15/2026, 144A	186,664,650

	Chemicals – 0.1%
5,934,000	RPM International, Inc., 2.250%, 12/15/2020	7,109,674

	Consumer Products – 0.0%
675,000	Iconix Brand Group, Inc., 1.500%, 3/15/2018	582,188

	Diversified Manufacturing – 0.2%
25,202,000	Trinity Industries, Inc., 3.875%, 6/01/2036	30,116,390

	Healthcare – 0.3%
27,720,000	Hologic, Inc., (accretes to principal after 3/01/2018), 2.000%, 3/01/2042(h)	37,768,500

	Leisure – 0.2%
35,626,000	Rovi Corp., 0.500%, 3/01/2020	35,502,378

	Metals & Mining – 0.0%
2,005,000	TimkenSteel Corp., 6.000%, 6/01/2021	2,202,994

	Midstream – 0.3%
33,110,000	Chesapeake Energy Corp., 2.250%, 12/15/2038	30,833,688
10,327,000	Chesapeake Energy Corp., 2.500%, 5/15/2037	10,262,456

		41,096,144

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Pharmaceuticals – 0.0%
$2,107,000	BioMarin Pharmaceutical, Inc., 0.750%, 10/15/2018	$2,527,083
2,929,000	BioMarin Pharmaceutical, Inc., 1.500%, 10/15/2020	3,652,097

		6,179,180

	Property & Casualty Insurance – 0.4%
47,743,000	Old Republic International Corp., 3.750%, 3/15/2018	57,321,439

	Technology – 4.4%
5,410,000	Brocade Communications Systems, Inc., 1.375%, 1/01/2020	5,338,994
14,865,000	Ciena Corp., 3.750%, 10/15/2018, 144A	18,804,225
316,175,000	Intel Corp., 3.250%, 8/01/2039	578,205,031
1,605,000	Lam Research Corp., Series B, 1.250%, 5/15/2018	2,554,959
6,962,350	Liberty Interactive LLC, 3.500%, 1/15/2031	6,476,287
11,900,000	Nuance Communications, Inc., 1.000%, 12/15/2035, 144A	10,353,000
1,231,000	Nuance Communications, Inc., 1.500%, 11/01/2035	1,154,832
13,345,000	Priceline Group, Inc. (The), 0.900%, 9/15/2021	14,329,194
15,405,000	Viavi Solutions, Inc., 0.625%, 8/15/2033	15,327,975

		652,544,497

	Total Convertible Bonds (Identified Cost $755,987,319)	1,072,140,713

Municipals – 1.5%

	District of Columbia – 0.1%
5,610,000	Metropolitan Washington Airports Authority, Series D, 8.000%, 10/01/2047	7,745,671

	Illinois – 0.1%
25,725,000	State of Illinois, 5.100%, 6/01/2033	24,798,900

	Michigan – 0.1%
18,050,000	Michigan Tobacco Settlement Finance Authority Taxable Turbo, Series A, 7.309%, 6/01/2034	17,713,006

	Virginia – 0.8%
135,045,000	Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046	115,987,450

	Puerto Rico – 0.4%
85,210,000	Commonwealth of Puerto Rico, GO, Refunding, Series A, 8.000%, 7/01/2035(i)	55,706,037

	Total Municipals (Identified Cost $249,371,922)	221,951,064

	Total Bonds and Notes (Identified Cost $12,819,083,197)	12,502,058,984

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Senior Loans – 1.5%

	Automotive – 0.1%
$9,352,240	IBC Capital Ltd., 1st Lien Term Loan, 4.985%, 9/09/2021(g)	$9,157,433
7,744,876	IBC Capital Ltd., 2nd Lien Term Loan, 8.000%, 9/09/2022(b)(c)(g)	6,989,751

		16,147,184

	Chemicals – 0.4%
7,953,832	Emerald Performance Materials LLC, New 2nd Lien Term Loan, 7.750%, 8/01/2022(g)	7,933,947
48,235,000	Houghton International, Inc., New 2nd Lien Term Loan, 9.750%, 12/20/2020(g)	47,511,475

		55,445,422

	Consumer Cyclical Services – 0.5%
38,130,062	SourceHov LLC, 2014 1st Lien Term Loan, 7.750%, 10/31/2019(g)	31,790,939
55,750,000	SourceHov LLC, 2014 2nd Lien Term Loan, 11.500%, 4/30/2020(g)	35,680,000

		67,470,939

	Diversified Manufacturing – 0.1%
12,644,469	Ameriforge Group, Inc., 1st Lien Term Loan, 5.000%, 12/19/2019(g)	7,080,903

	Financial Other – 0.1%
16,730,113	DBRS Ltd., Term Loan, 6.250%, 3/04/2022(g)	16,406,051

	Industrial Other – 0.0%
2,819,636	Eastman Kodak Co., Exit Term Loan, 7.250%, 9/03/2019(g)	2,802,013

	Media Entertainment – 0.0%
3,598,822	Dex Media, Inc., Term Loan, 11.000%, 7/29/2021(g)	3,427,878

	Natural Gas – 0.0%
1,829,664	Southcross Holdings Borrower LP, Exit Term Loan B, 3.500%, 4/13/2023(g)	1,527,770

	Oil Field Services – 0.1%
3,109,527	FTS International, Inc., New Term Loan B, 5.750%, 4/16/2021(g)	1,222,044
8,124,988	Paragon Offshore Finance Co., Term Loan B, 5.250%, 7/18/2021(g)(i)	1,960,153
3,801,875	Petroleum Geo-Services ASA, New Term Loan B, 3.250%, 3/19/2021(g)	2,499,733
3,558,623	UTEX Industries, Inc., 2nd Lien Term Loan 2014, 8.250%, 5/22/2022(g)	1,690,346

		7,372,276

	Other Utility – 0.0%
4,525,000	PowerTeam Services LLC, 2nd Lien Term Loan, 8.250%, 11/06/2020(g)	4,502,375

	Retailers – 0.0%
4,505,757	Toys “R” Us Property Co. I LLC, New Term Loan B, 6.000%, 8/21/2019(g)	4,241,043

	Technology – 0.1%
5,596,800	Aptean, Inc., 2nd Lien Term Loan, 8.500%, 2/26/2021(g)	5,488,390
7,048,927	IQOR U.S., Inc., 2nd Lien Term Loan, 9.750%, 4/01/2022(b)(c)(g)	4,969,494

		10,457,884

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Senior Loans – continued

	Transportation Services – 0.0%
$4,734,434	OSG Bulk Ships, Inc., OBS Term Loan, 5.250%, 8/05/2019(g)	$4,716,680

	Wireless – 0.0%
4,615,385	Asurion LLC, New 2nd Lien Term Loan, 8.500%, 3/03/2021(g)	4,584,600

	Wirelines – 0.1%
19,347,093	Integra Telecom, Inc., 2nd Lien Term Loan, 9.750%, 2/12/2021(b)(c)(g)	18,283,003
2,548,975	LTS Buyer LLC, 2nd Lien Term Loan, 8.000%, 4/12/2021(g)	2,548,975

		20,831,978

	Total Senior Loans (Identified Cost $282,499,160)	227,014,996

Shares

Common Stocks – 9.3%

	Airlines – 0.1%
213,831	United Continental Holdings, Inc.(e)	11,219,713

	Automobiles – 1.8%
21,480,222	Ford Motor Co.	259,266,280

	Containers & Packaging – 0.1%
645,508	Owens-Illinois, Inc.(e)	11,870,892

	Diversified Telecommunication Services – 0.3%
375,021	Hawaiian Telcom Holdco, Inc.(e)	8,396,720
421,481	Level 3 Communications, Inc.(e)	19,548,289
1,759,489	Telefonica S.A., Sponsored ADR	17,735,649

		45,680,658

	Energy Equipment & Services – 0.0%
486,727	Hercules Offshore, Inc.(e)	842,038

	Household Durables – 0.1%
256,311	Newell Brands, Inc.	13,497,337

	Internet Software & Services – 0.0%
559,124	Dex Media, Inc.(d)(e)	1,111,539

	Metals & Mining – 0.3%
6,559,672	ArcelorMittal, (Registered)(e)	39,620,419
324,383	Cliffs Natural Resources, Inc.(e)	1,897,640

		41,518,059

	Multi-Utilities – 0.0%
63,091	CMS Energy Corp.	2,650,453

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Bond Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Oil, Gas & Consumable Fuels – 0.4%
1,033,462	Chesapeake Energy Corp.(e)	$6,479,807
248,036	Halcon Resources Corp.(e)	2,326,577
868,395	Repsol YPF S.A., Sponsored ADR	11,853,592
231,675	Rex Energy Corp.(e)	135,275
758,315	Royal Dutch Shell PLC, Sponsored ADR	37,968,832
2,021	Southcross Holdings Group LLC(d)(e)	—
2,021	Southcross Holdings LP, Class A(d)(e)	727,560

		59,491,643

	Pharmaceuticals – 1.2%
3,414,069	Bristol-Myers Squibb Co.	184,086,600

	REITs – Diversified – 0.2%
226,669	NexPoint Residential Trust, Inc.	4,456,313
647,982	Weyerhaeuser Co.	20,696,545

		25,152,858

	Semiconductors & Semiconductor Equipment – 4.7%
18,520,348	Intel Corp.	699,143,137

	Trading Companies & Distributors – 0.1%
208,780	United Rentals, Inc.(e)	16,387,142

	Total Common Stocks (Identified Cost $995,697,565)	1,371,918,349

Preferred Stocks – 1.7%

Convertible Preferred Stocks – 1.5%

	Banking – 0.3%
25,823	Bank of America Corp., Series L, 7.250%	31,525,751
12,483	Wells Fargo & Co., Series L, Class A, 7.500%	16,335,254

		47,861,005

	Communications – 0.0%
14,923	Cincinnati Bell, Inc., 6.750%	748,538

	Electric – 0.2%
430,351	AES Trust III, 6.750%	21,947,901

	Energy – 0.1%
325,710	El Paso Energy Capital Trust I, 4.750%	16,285,500

	Metals & Mining – 0.3%
1,182,307	Alcoa, Inc., Series 1, 5.375%	38,649,616

	Midstream – 0.4%
257,387	Chesapeake Energy Corp., 4.500%(e)	11,705,961
476,844	Chesapeake Energy Corp., 5.000%(e)	20,444,687

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Bond Fund – continued

Shares	Description	Value (†)

Preferred Stocks – continued

	Midstream – continued
39,322	Chesapeake Energy Corp., 5.750%, 144A(e)	$20,791,507
3,044	Chesapeake Energy Corp., 5.750%(e)	1,609,515
16,454	Chesapeake Energy Corp., Series A, 5.750%, 144A(e)	8,566,364

		63,118,034

	REITs – Diversified – 0.0%
37,815	Crown Castle International Corp., Series A, 4.500%	4,273,851

	REITs – Health Care – 0.1%
172,150	Welltower, Inc., 6.500%	11,456,582

	REITs – Hotels – 0.0%
231,450	FelCor Lodging Trust, Inc., Series A, 1.950%	5,788,564

	REITs – Mortgage – 0.0%
58,431	iStar, Inc., Series J, 4.500%	2,859,029

	Technology – 0.1%
95,290	Belden, Inc., 6.750%	9,569,975

	Total Convertible Preferred Stocks (Identified Cost $268,728,572)	222,558,595

Non-Convertible Preferred Stocks – 0.2%

	Electric – 0.0%
2,925	Connecticut Light & Power Co., 1.900%	127,878
100	Entergy Arkansas, Inc., 4.320%	9,853
5,000	Entergy Mississippi, Inc., 4.360%	489,844
665	Entergy New Orleans, Inc., 4.360%	69,118
200	Entergy New Orleans, Inc., 4.750%	20,456
50,100	Southern California Edison Co., 4.780%	1,268,532

		1,985,681

	Finance Companies – 0.1%
67,611	iStar, Inc., Series E, 7.875%	1,644,976
64,123	iStar, Inc., Series F, 7.800%	1,565,242
16,004	iStar, Inc., Series G, 7.650%	385,056
149,767	SLM Corp., Series A, 6.970%	7,699,522

		11,294,796

	Home Construction – 0.0%
52,867	Hovnanian Enterprises, Inc., 7.625%(e)	243,188

	REITs – Office Property – 0.0%
2,318	Highwoods Properties, Inc., Series A, 8.625%	2,972,835

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Bond Fund – continued

Shares	Description	Value (†)

Preferred Stocks – continued

	REITs – Warehouse/Industrials – 0.1%
169,007	ProLogis, Inc., Series Q, 8.540%	$10,964,329

	Total Non-Convertible Preferred Stocks (Identified Cost $21,386,932)	27,460,829

	Total Preferred Stocks (Identified Cost $290,115,504)	250,019,424

Closed-End Investment Companies – 0.0%
170,002	NexPoint Credit Strategies Fund (Identified Cost $9,807,937)	3,779,144

Warrants – 0.0%
67,377	Halcon Resources Corp., Expiration on 9/9/2020 at $14.04(d)(e) (Identified Cost $0)	102,811

Principal Amount (‡)

Short-Term Investments – 4.0%
$57,455	Repurchase Agreement with State Street Bank and Trust Company, dated 9/30/2016 at 0.000% to be repurchased at $57,455 on 10/03/2016 collateralized by $57,800 U.S. Treasury Note, 1.500% due 8/31/2018 valued at $58,653 including accrued interest (Note 2 of Notes to Financial Statements)	57,455
598,750,054	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2016 at 0.030% to be repurchased at $598,751,551 on 10/03/2016 collateralized by $3,195,000 U.S. Treasury Note, 1.500% due 3/31/2023 valued at $3,230,944; $100,000,000 U.S. Treasury Note, 1.625% due 5/31/2023 valued at $102,274,000; $425,000,000 U.S. Treasury Note, 1.750% due 5/15/2023 valued at $438,812,500; $58,205,000 U.S. Treasury Note, 2.500% due 8/15/2023 valued at $62,788,644; $3,285,000 U.S. Treasury Note, 3.500% due 5/15/2020 valued at $3,621,713 including accrued interest (Note 2 of Notes to Financial Statements)	598,750,054

	Total Short-Term Investments (Identified Cost $598,807,509)	598,807,509

	Total Investments – 100.8% (Identified Cost $14,996,010,872)(a)	14,953,701,217
	Other assets less liabilities—(0.8)%	(113,040,712)

	Net Assets – 100.0%	$14,840,660,505

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 25.

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Bond Fund – continued

(†††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information:
At September 30, 2016, the net unrealized depreciation on investments based on a cost of $15,261,082,901 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$1,404,008,206
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,711,389,890)

	Net unrealized depreciation	$(307,381,684)

(b)	Illiquid security. (Unaudited)
(c)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2016, the value of these securities amounted to $349,009,806 or 2.4% of net assets. See Note 2 of Notes to Financial Statements.
(d)	Fair valued by the Fund’s adviser. At September 30, 2016, the value of these securities amounted to $53,629,656 or 0.4% of net assets. See Note 2 of Notes to Financial Statements.
(e)	Non-income producing security.
(f)	Perpetual bond with no specified maturity date.
(g)	Variable rate security. Rate as of September 30, 2016 is disclosed.
(h)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(i)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(j)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.
(k)	Maturity has been extended under the terms of a plan of reorganization.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, the value of Rule 144A holdings amounted to $2,242,370,975 or 15.1% of net assets.
ABS	Asset-Backed Securities
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
EMTN	Euro Medium Term Note
FHLMC	Federal Home Loan Mortgage Corp.
GMTN	Global Medium Term Note
GO	General Obligation
MTN	Medium Term Note
PIK	Payment-in-Kind
REITs	Real Estate Investment Trusts

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
ISK	Icelandic Krona
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Bond Fund – continued

Industry Summary at September 30, 2016

Treasuries	26.8%
Banking	7.5
Technology	6.4
Wirelines	5.7
Semiconductors & Semiconductor Equipment	4.7
Finance Companies	4.5
Chemicals	3.1
Metals & Mining	2.9
Life Insurance	2.0
Other Investments, less than 2% each	33.2
Short-Term Investments	4.0

Total Investments	100.8
Other assets less liabilities	(0.8)

Net Assets	100.0%

Currency Exposure Summary at September 30, 2016

United States Dollar	72.9%
Canadian Dollar	9.3
New Zealand Dollar	5.0
Mexican Peso	4.6
Australian Dollar	3.4
Norwegian Krone	2.8
Other, less than 2% each	2.8

Total Investments	100.8
Other assets less liabilities	(0.8)

Net Assets	100.0%

See accompanying notes to financial statements.

|  34

Statement of Assets and Liabilities

September 30, 2016

ASSETS
Investments at cost	$14,996,010,872
Net unrealized depreciation	(42,309,655)

Investments at value	14,953,701,217
Cash	26,254,117
Foreign currency at value (identified cost $2,697,579)	2,709,060
Receivable for Fund shares sold	16,712,682
Receivable for securities sold	10,212,773
Dividends and interest receivable	168,261,916
Tax reclaims receivable	96,383
Prepaid expenses (Note 7)	66,969

TOTAL ASSETS	15,178,015,117

LIABILITIES
Payable for securities purchased	302,784,325
Payable for Fund shares redeemed	25,468,916
Management fees payable (Note 5)	6,470,760
Deferred Trustees’ fees (Note 5)	1,413,395
Administrative fees payable (Note 5)	543,913
Payable to distributor (Note 5d)	128,669
Other accounts payable and accrued expenses	544,634

TOTAL LIABILITIES	337,354,612

NET ASSETS	$14,840,660,505

NET ASSETS CONSIST OF:
Paid-in capital	$14,976,246,948
Distributions in excess of net investment income	(133,808,338)
Accumulated net realized gain on investments and foreign currency transactions	40,775,358
Net unrealized depreciation on investments and foreign currency translations	(42,553,463)

NET ASSETS	$14,840,660,505

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$10,045,426,848

Shares of beneficial interest	715,529,831

Net asset value, offering and redemption price per share	$14.04

Retail Class:
Net assets	$4,495,996,755

Shares of beneficial interest	321,828,595

Net asset value, offering and redemption price per share	$13.97

Admin Class shares:
Net assets	$185,902,070

Shares of beneficial interest	13,355,544

Net asset value, offering and redemption price per share	$13.92

Class N shares:
Net assets	$113,334,832

Shares of beneficial interest	8,081,605

Net asset value, offering and redemption price per share	$14.02

See accompanying notes to financial statements.

35  |

Statement of Operations

For the Year Ended September 30, 2016

INVESTMENT INCOME
Interest	$734,750,531
Dividends	64,300,905
Less net foreign taxes withheld	(875,588)

798,175,848

Expenses
Management fees (Note 5)	84,783,102
Service and distribution fees (Note 5)	13,854,414
Administrative fees (Note 5)	7,217,873
Trustees’ fees and expenses (Note 5)	418,033
Transfer agent fees and expenses (Notes 5 and 6)	12,558,694
Audit and tax services fees	64,391
Custodian fees and expenses	950,872
Legal fees	272,747
Registration fees	245,265
Shareholder reporting expenses	679,498
Miscellaneous expenses (Note 7)	473,087

Total expenses	121,517,976
Less waiver and/or expense reimbursement (Note 5)	(896)

Net expenses	121,517,080

Net investment income	676,658,768

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	(288,703,491)
Foreign currency transactions	1,196,997
Net change in unrealized appreciation (depreciation) on:
Investments	914,032,411
Foreign currency translations	1,931,776

Net realized and unrealized gain on investments and foreign currency transactions	628,457,693

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,305,116,461

See accompanying notes to financial statements.

|  36

Statement of Changes in Net Assets

	Year Ended September 30, 2016	Year Ended September 30, 2015
FROM OPERATIONS:
Net investment income	$676,658,768	$956,689,736
Net realized gain (loss) on investments and foreign currency transactions	(287,506,494)	481,989,097
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	915,964,187	(2,911,372,919)

Net increase (decrease) in net assets resulting from operations	1,305,116,461	(1,472,694,086)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	(245,533,574)	(512,255,001)
Retail Class	(102,678,061)	(252,624,470)
Admin Class	(3,770,457)	(8,089,242)
Class N	(2,134,874)	(1,912,703)
Net realized capital gains
Institutional Class	(431,902,062)	(410,991,876)
Retail Class	(204,088,780)	(225,446,461)
Admin Class	(8,388,507)	(7,713,407)
Class N	(3,281,035)	(1,037,226)

Total distributions	(1,001,777,350)	(1,420,070,386)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 9)	(5,022,677,532)	(1,987,306,136)

Net decrease in net assets	(4,719,338,421)	(4,880,070,608)
NET ASSETS
Beginning of the year	19,559,998,926	24,440,069,534

End of the year	$14,840,660,505	$19,559,998,926

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(133,808,338)	$(29,208,524)

See accompanying notes to financial statements.

37  |

Financial Highlights

For a share outstanding throughout each period.

	Institutional Class
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of the period	$13.65	$15.49	$15.09	$14.99	$13.88

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.56	0.61	0.60	0.69	0.72
Net realized and unrealized gain (loss)	0.62	(1.55)	0.54	0.27	1.24

Total from Investment Operations	1.18	(0.94)	1.14	0.96	1.96

LESS DISTRIBUTIONS FROM:
Net investment income	(0.29)	(0.50)	(0.67)	(0.86)	(0.85)
Net realized capital gains	(0.50)	(0.40)	(0.07)	—	—

Total Distributions	(0.79)	(0.90)	(0.74)	(0.86)	(0.85)

Net asset value, end of the period	$14.04	$13.65	$15.49	$15.09	$14.99

Total return	9.17%	(6.37)%	7.66%	6.51%	14.52%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$10,045,427	$12,966,991	$15,488,726	$12,997,813	$12,971,639
Net expenses	0.66%	0.64%	0.63%	0.63%	0.63%
Gross expenses	0.66%	0.64%	0.63%	0.63%	0.63%
Net investment income	4.21%	4.17%	3.85%	4.57%	4.99%
Portfolio turnover rate	13%	22%	26%	28%	20%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.

See accompanying notes to financial statements.

|  38

Financial Highlights – continued

For a share outstanding throughout each period.

	Retail Class
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of the period	$13.59	$15.43	$15.02	$14.93	$13.83

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.53	0.57	0.55	0.65	0.68
Net realized and unrealized gain (loss)	0.61	(1.55)	0.56	0.25	1.23

Total from Investment Operations	1.14	(0.98)	1.11	0.90	1.91

LESS DISTRIBUTIONS FROM:
Net investment income	(0.26)	(0.46)	(0.63)	(0.81)	(0.81)
Net realized capital gains	(0.50)	(0.40)	(0.07)	—	—

Total Distributions	(0.76)	(0.86)	(0.70)	(0.81)	(0.81)

Net asset value, end of the period	$13.97	$13.59	$15.43	$15.02	$14.93

Total return	8.86%	(6.58)%	7.40%	6.15%	14.25%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$4,495,997	$6,268,878	$8,627,288	$8,282,010	$8,651,794
Net expenses	0.91%	0.89%	0.91%	0.92%	0.92%
Gross expenses	0.91%	0.89%	0.91%	0.92%	0.92%
Net investment income	3.97%	3.91%	3.58%	4.28%	4.69%
Portfolio turnover rate	13%	22%	26%	28%	20%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.

See accompanying notes to financial statements.

39  |

Financial Highlights – continued

For a share outstanding throughout each period.

	Admin Class
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of the period	$13.54	$15.38	$14.98	$14.89	$13.80

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.49	0.53	0.51	0.61	0.63
Net realized and unrealized gain (loss)	0.62	(1.55)	0.55	0.25	1.23

Total from Investment Operations	1.11	(1.02)	1.06	0.86	1.86

LESS DISTRIBUTIONS FROM:
Net investment income	(0.23)	(0.42)	(0.59)	(0.77)	(0.77)
Net realized capital gains	(0.50)	(0.40)	(0.07)	—	—

Total Distributions	(0.73)	(0.82)	(0.66)	(0.77)	(0.77)

Net asset value, end of the period	$13.92	$13.54	$15.38	$14.98	$14.89

Total return	8.64%	(6.89)%	7.15%	5.88%	13.91%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$185,902	$239,088	$292,668	$272,181	$302,018
Net expenses	1.16%	1.14%	1.17%	1.18%	1.20%
Gross expenses	1.16%	1.14%	1.17%	1.18%	1.20%
Net investment income	3.72%	3.67%	3.32%	4.02%	4.42%
Portfolio turnover rate	13%	22%	26%	28%	20%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.

See accompanying notes to financial statements.

|  40

Financial Highlights – continued

For a share outstanding throughout each period.

	Class N
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014		Period Ended September 30, 2013*
Net asset value, beginning of the period	$13.64	$15.48	$15.07		$15.33

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.57	0.63	0.59		0.47
Net realized and unrealized gain (loss)	0.61	(1.56)	0.57		(0.25)

Total from Investment Operations	1.18	(0.93)	1.16		0.22

LESS DISTRIBUTIONS FROM:
Net investment income	(0.30)	(0.51)	(0.68)		(0.48)
Net realized capital gains	(0.50)	(0.40)	(0.07)		—

Total Distributions	(0.80)	(0.91)	(0.75)		(0.48)

Net asset value, end of the period	$14.02	$13.64	$15.48		$15.07

Total return	9.18%	(6.31)%	7.79%		1.45	%(b)(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$113,335	$85,042	$31,387		$241
Net expenses	0.58%	0.57%	0.58	%(d)	0.65	%(e)(f)
Gross expenses	0.58%	0.57%	0.58	%(d)	2.14	%(e)
Net investment income	4.28%	4.33%	3.80%		4.73	%(e)
Portfolio turnover rate	13%	22%	26%		28%

*	From commencement of Class operations on February 1, 2013 through September 30, 2013.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Periods less than one year are not annualized.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Includes fee/expense recovery of 0.01%.
(e)	Computed on an annualized basis for periods less than one year.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

41  |

Notes to Financial Statements

September 30, 2016

1.  Organization. Loomis Sayles Funds I (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. Information presented in these financial statements pertains to Loomis Sayles Bond Fund (the “Fund”).

The Fund is a diversified investment company.

The Fund offers Institutional Class, Retail Class, Admin Class and Class N shares.

Each share class is sold without a sales charge. Retail Class and Admin Class shares pay a Rule 12b-1 fee. Admin Class shares are primarily intended for employer-sponsored retirement plans and are offered exclusively through intermediaries. Class N shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered with no initial minimum investment to certain retirement plans held in an omnibus fashion and fund of funds that are distributed by NGAM Distribution, L.P. (“NGAM Distribution”) and with an initial minimum investment of $1,000,000 to other categories of investors. Institutional Class shares are intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Fund’s prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”). Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Retail Class and Admin Class), and transfer agent fees are borne collectively for Institutional Class, Retail Class, and Admin Class and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund’s financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Fund’s financial statements.

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Notes to Financial Statements – continued

September 30, 2016

a.  Valuation. Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Senior loans are valued at bid prices supplied by an independent pricing service, if available. Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Broker-dealer bid prices may be used to value debt and unlisted equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange (“NYSE”). This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from

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Notes to Financial Statements – continued

September 30, 2016

prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities.

As of September 30, 2016, securities held by the Fund were fair valued as follows:

Securities classified as fair valued	Percentage of Net Assets	Securities fair valued by the Fund’s adviser	Percentage of Net Assets
$349,009,806	2.4%	$53,629,656	0.4%

b.  Investment Transactions and Related Investment Income. Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statement of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income and may, if the Fund has net losses, reduce the amount of income available to be distributed by the Fund.

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Notes to Financial Statements – continued

September 30, 2016

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statement of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statement of Operations, may be characterized as ordinary income and may, if the Fund has net losses, reduce the amount of income available to be distributed by the Fund.

For the year ended September 30, 2016, the amount of income available to be distributed by the Fund has been reduced by $498,037,452 as a result of losses arising from changes in exchange rates.

The Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  When-Issued and Delayed Delivery Transactions. The Fund may enter into when-issued or delayed delivery transactions. When-issued refers to transactions made conditionally because a security, although authorized, has not been issued. Delayed delivery refers to transactions for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of when-issued and delayed delivery securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Fund at the time the commitment is entered into. The value of the security may vary with market fluctuations during the time before the Fund takes delivery of the security. No interest accrues to the Fund until the transaction settles.

Delayed delivery transactions include those designated as To Be Announced (“TBAs”) in the Portfolios of Investments. For TBAs, the actual security that will be delivered to fulfill the transaction is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. Certain transactions require the Fund or counterparty to post cash and/or securities as collateral for the net mark-to-market exposure to the other party. The Fund covers its net obligations under outstanding delayed delivery commitments by segregating or earmarking cash or securities at the custodian.

Purchases of when-issued or delayed delivery securities may have a similar effect on the Fund’s NAV as if the Fund’s had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

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Notes to Financial Statements – continued

September 30, 2016

There were no when-issued or delayed delivery securities held by the Fund as of September 30, 2016.

e.  Federal and Foreign Income Taxes. The Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of the Fund’s tax positions for the open tax years as of September 30, 2016 and has concluded that no provisions for income tax are required. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Fund. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

The Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statement of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statement of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statement of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statement of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statement of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to the Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statement of Assets and Liabilities and are recorded as a realized gain when received.

f.  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency transactions, defaulted and/or non-income producing securities, distribution re-designations, basis tracking from corporate actions, contingent payment debt instruments, premium amortization, convertible bonds, paydown gains and losses, return of capital and capital gain distributions received and trust preferred securities. Permanent book and tax basis differences relating to shareholder distributions will result in

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Notes to Financial Statements – continued

September 30, 2016

reclassifications to capital accounts reported on the Statement of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, premium amortization, convertible bonds, defaulted and/or non-income producing securities, return of capital distributions received, trust preferred securities, corporate actions and contingent payment debt instruments. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Fund’s fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2016 and 2015 were as follows:

2016 Distributions Paid From:			2015 Distributions Paid From:
Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
$363,139,491	$638,637,859	$1,001,777,350	$776,328,389	$643,741,997	$1,420,070,386

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

As of September 30, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$35,943,818
Undistributed long-term capital gains	139,351,343

Total undistributed earnings	175,295,161

Unrealized depreciation	(291,083,978)

Total accumulated losses	$(115,788,817)

As of September 30, 2016, unrealized appreciation (depreciation) on a tax basis was as follows:

Unrealized appreciation (depreciation)
Investments	$462,174,586
Foreign currency translations	(753,258,564)

Total unrealized depreciation	$(291,083,978)

g.  Repurchase Agreements. The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a

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Notes to Financial Statements – continued

September 30, 2016

segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. As of September 30, 2016, the Fund had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statement of Assets and Liabilities for financial reporting purposes.

h.  Securities Lending. The Fund has entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Fund, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral. The Fund invests cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Fund and State Street Bank as lending agent.

For the year ended September 30, 2016, the Fund did not loan securities under this agreement.

i.  Indemnifications. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3.  Fair Value Measurements. In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

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Notes to Financial Statements – continued

September 30, 2016

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund’s pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Fund by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid prices for which the Fund does not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid prices, are reviewed on a daily basis by the adviser, subject to oversight by Fund management and the Board of Trustees. If the adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

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Notes to Financial Statements – continued

September 30, 2016

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2016, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Other	$—	$14,471,213	$43,204,647	(b)	$57,675,860
Airlines	—	199,144,408	114,908	(c)	199,259,316
Chemicals	—	376,233,139	16,637,790	(d)	392,870,929
Finance Companies	3,469,133	653,756,300	—		657,225,433
Metals & Mining	—	337,868,960	3,383	(d)	337,872,343
Transportation Services	—	13,856,040	21,484,700	(d)	35,340,740
All Other Non-Convertible Bonds(a)	—	9,527,722,586	—		9,527,722,586

Total Non-Convertible Bonds	3,469,133	11,123,052,646	81,445,428		11,207,967,207

Convertible Bonds(a)	—	1,072,140,713	—		1,072,140,713
Municipals(a)	—	221,951,064	—		221,951,064

Total Bonds and Notes	3,469,133	12,417,144,423	81,445,428		12,502,058,984

Senior Loans
Wirelines	—	2,548,975	18,283,003	(c)	20,831,978
All Other Senior Loans(a)	—	206,183,018	—		206,183,018

Total Senior Loans	—	208,731,993	18,283,003		227,014,996

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Notes to Financial Statements – continued

September 30, 2016

Asset Valuation Inputs – continued

Description	Level 1	Level 2	Level 3		Total
Common Stocks
Internet Software & Services	$—	$—	$1,111,539	(d)	$1,111,539
Oil, Gas & Consumable Fuels(e)	58,764,083	—	727,560	(d)	59,491,643
All Other Common Stocks(a)	1,311,315,167	—	—		1,311,315,167

Total Common Stocks	1,370,079,250	—	1,839,099		1,371,918,349

Preferred Stocks
Convertible Preferred Stocks
Midstream	11,705,961	51,412,073	—		63,118,034
REITs—Mortgage	—	2,859,029	—		2,859,029
All Other Convertible Preferred Stocks(a)	156,581,532	—	—		156,581,532

Total Convertible Preferred Stocks	168,287,493	54,271,102	—		222,558,595

Non-Convertible Preferred Stocks
Electric	1,268,532	717,149	—		1,985,681
REITs—Office Property	—	2,972,835	—		2,972,835
REITs—Warehouse/Industrials	—	10,964,329	—		10,964,329
All Other Non-Convertible Preferred Stocks(a)	11,537,984	—	—		11,537,984

Total Non-Convertible Preferred Stocks	12,806,516	14,654,313	—		27,460,829

Total Preferred Stocks	181,094,009	68,925,415	—		250,019,424

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Asset Valuation Inputs – continued

Description	Level 1	Level 2	Level 3		Total
Closed-End Investment Companies	$3,779,144	$—	$—		$3,779,144
Warrants	—	—	102,811	(d)	102,811
Short-Term Investments	—	598,807,509	—		598,807,509

Total	$1,558,421,536	$13,293,609,340	$101,670,341		$14,953,701,217

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

(b) Valued using broker-dealer bid prices ($29,642,774) and fair valued by the Fund’s adviser using broker-dealer bid prices for which the inputs are unobservable to the Fund ($13,561,873).

(c) Valued using broker-dealer bid prices.

(d) Fair valued by the Fund’s adviser.

(e) Includes a security fair valued at zero using Level 3 inputs.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2015 and/or September 30, 2016:

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2015	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
ABS Other	$75,947,254	$—	$12,967	$(28,639,049)	$464,794
Airlines	376,513	—	68,740	(87,649)	—
Chemicals	—	419,374	—	(9,105,142)	—
Metals & Mining	2,706,093	109,722	—	(2,812,432)	—
Non-Agency Commercial Mortgage-Backed Securities	39,002,217	—	—	—	—
Oil Field Services	4,760,920	—	—	—	—
Retailers	15,663,313	—	—	—	—
Transportation Services	24,921,569	—	792,707	(999,988)	—
Senior Loans
Wirelines	—	15,552	—	(942,665)	—
Common Stocks
Internet Software & Services	—	—	—	(1,527,862)	2,639,401
Oil, Gas & Consumable Fuels	—	—	—	(2,223,432)	2,950,992
Warrants	—	—	—	102,811	—

Total	$163,377,879	$544,648	$874,414	$(46,235,408)	$6,055,187

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Notes to Financial Statements – continued

September 30, 2016

Asset Valuation Inputs – continued

Investments in Securities – continued	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2016		Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2016
Bonds and Notes
Non-Convertible Bonds
ABS Other	$(4,581,319)	$—	$—	$43,204,647		$(29,854,066)
Airlines	(807,512)	941,329	(376,513)	114,908		(87,649)
Chemicals	—	25,323,558	—	16,637,790		(9,105,142)
Metals & Mining	—	—	—	3,383		(2,812,432)
Non-Agency Commercial Mortgage-Backed Securities	—	—	(39,002,217)	—		—
Oil Field Services	—	—	(4,760,920)	—		—
Retailers	—	—	(15,663,313)	—		—
Transportation Services	(3,229,588)	—	—	21,484,700		(124,460)
Senior Loans
Wirelines	—	19,210,116	—	18,283,003		(942,665)
Common Stocks
Internet Software & Services	—	—	—	1,111,539		(1,527,862)
Oil, Gas & Consumable Fuels	—	—	—	727,560	(a)	(2,223,432)
Warrants	—	—	—	102,811		102,811

Total	$(8,618,419)	$45,475,003	$(59,802,963)	$101,670,341		$(46,574,897)

(a) Includes a security fair valued at zero using Level 3 inputs.

Debt securities valued at $941,329 were transferred from Level 2 to Level 3 during the period ended September 30, 2016. At September 30, 2015, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2016, these securities were valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the securities.

Debt securities valued at $39,378,730 were transferred from Level 3 to Level 2 during the period ended September 30, 2016. At September 30, 2015, these securities were valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the securities. At September 30, 2016, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

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Notes to Financial Statements – continued

September 30, 2016

Debt securities valued at $25,323,558 were transferred from Level 2 to Level 3 during the period ended September 30, 2016. At September 30, 2015, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2016, these securities were valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the securities.

Debt securities valued at $20,424,233 were transferred from Level 3 to Level 2 during the period ended September 30, 2016. At September 30, 2015, these securities were valued at fair value as determined in good faith by the Fund’s investment adviser as an independent pricing service did not provide a reliable price for the securities. At September 30, 2016, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

A debt security valued at $19,210,116 was transferred from Level 2 to Level 3 during the period ended September 30, 2016. At September 30, 2015, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2016, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service did not provide a reliable price for the security.

All transfers are recognized as of the beginning of the reporting period.

4.  Purchases and Sales of Securities. For the year ended September 30, 2016, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency securities and including paydowns) were $873,291,787 and $5,717,233,608, respectively. Purchases and sales of U.S. Government/Agency securities (excluding short-term investments and including paydowns) were $1,174,440,429 and $1,460,692,728, respectively.

5.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to the Fund. Under the terms of the management agreement, the Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on the Fund’s average daily net assets:

Percentage of Average Daily Net Assets
First $3 billion	Next $12 billion	Next $10 billion	Over $25 billion
0.60%	0.50%	0.49%	0.48%

Loomis Sayles has given a binding undertaking to the Fund to waive management fees and/or reimburse certain expenses to limit the Fund’s operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. This

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Notes to Financial Statements – continued

September 30, 2016

undertaking is in effect until January 31, 2017, may be terminated before then only with the consent of the Fund’s Board of Trustees and is reevaluated on an annual basis. Management fees payable, as reflected on the Statement of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to this undertaking. Waivers/reimbursements that exceed management fees payable are reflected on the Statement of Assets and Liabilities as receivable from investment adviser.

For the year ended September 30, 2016, the expense limits as a percentage of average daily net assets under the expense limitation agreement were as follows:

Expense Limit as a Percentage of Average Daily Net Assets
Institutional Class	Retail Class	Admin Class	Class N
0.70%	0.95%	1.20%	0.65%

Loomis Sayles shall be permitted to recover expenses it has borne under the expense limitation agreement (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2016, the management fees for the Fund were $84,783,102 (effective rate of 0.52% of average daily net assets).

No expenses were recovered during the year ended September 30, 2016 under the terms of the expense limitation agreement.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees. NGAM Distribution, which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted Distribution Plans relating to the Fund’s Retail Class shares (the “Retail Class Plan”) and Admin Class shares (the “Admin Class Plan”).

Under the Retail Class Plan, the Fund pays NGAM Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Retail Class shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Retail Class shares or for payments made by NGAM Distribution to securities dealers or other financial intermediaries as commissions,

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Notes to Financial Statements – continued

September 30, 2016

asset-based sales charges or other compensation with respect to the sale of Retail Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

Under the Admin Class Plan, the Fund pays NGAM Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Admin Class shares or for payments made by NGAM Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sales of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of the Fund may pay NGAM Distribution an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

For the year ended September 30, 2016, the service and distribution fees for the Fund were as follows:

Service Fees	Distribution Fees
Admin Class	Retail Class	Admin Class
$533,263	$12,787,888	$533,263

c.  Administrative Fees. NGAM Advisors, L.P. (“NGAM Advisors”) provides certain administrative services for the Fund and contracts with State Street Bank to serve as sub-administrator. NGAM Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts and NGAM Advisors, the Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts and Loomis Sayles Funds Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts and Loomis Sayles Funds Trusts of $10 million, which is reevaluated on an annual basis.

For the year ended September 30, 2016, the administrative fees for the Fund were $7,217,873.

d.  Sub-Transfer Agent Fees. NGAM Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Fund and has agreed to compensate the

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Notes to Financial Statements – continued

September 30, 2016

intermediaries for providing those services. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Fund. These services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Fund’s transfer agent. Accordingly, the Fund has agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Fund’s Board of Trustees, which is based on fees for similar services paid to the Fund’s transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended September 30, 2016, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statement of Operations) for the Fund were $12,131,665.

As of September 30, 2016, the Fund owes NGAM Distribution $128,669 in reimbursements for sub-transfer agent fees (which are reflected in the Statement of Assets and Liabilities as payable to distributor).

Sub-transfer agent fees attributable to Institutional Class, Retail Class and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Trustees Fees and Expenses. The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $325,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $155,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $17,500. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $10,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts and Loomis Sayles Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

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Notes to Financial Statements – continued

September 30, 2016

Prior to January 1, 2016, the Chairperson of the Board received a retainer fee at the annual rate of $300,000 and each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $130,000. The chairperson of the Governance Committee received an additional retainer fee at the annual rate of $5,000. All other Trustee fees remained unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts and Loomis Sayles Funds Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts and Loomis Sayles Funds Trusts, and are normally reflected as Trustees’ fees and expenses in the Statement of Operations. The portions of the accrued obligations allocated to the Fund under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

f.   Affiliated Ownership. As of September 30, 2016, Loomis Sayles Funded Pension Plan and Trust and Loomis Sayles Employees’ Profit Sharing Retirement Plan held shares of the Fund representing 0.08% and 0.22% of the Fund’s net assets, respectively.

Investment activities of affiliated shareholders could have material impacts on the Fund.

g.  Reimbursement of Transfer Agent Fees and Expenses. NGAM Advisors had given a binding contractual undertaking to the Fund to reimburse any and all transfer agency expenses for the Fund’s Class N shares. This undertaking was in effect through January 31, 2016 and is not subject to recovery under the expense limitation agreement described above.

For the period October 1, 2015 through January 31, 2016, NGAM Advisors reimbursed the Fund $896 for transfer agency expenses related to Class N shares.

6.  Class-Specific Transfer Agent Fees and Expenses. For the year ended September 30, 2016, the Fund incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

Transfer Agent Fees and Expenses
Institutional Class	Retail Class	Admin Class	Class N
$8,447,037	$3,944,114	$164,684	$2,859

Transfer agent fees and expenses attributable to Institutional Class, Retail Class and Admin Class are allocated on a pro rata basis to each class based on relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

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Notes to Financial Statements – continued

September 30, 2016

7.  Line of Credit. Effective April 14, 2016, each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, entered into a 364-day, $400,000,000 syndicated, committed, unsecured line of credit with Citibank, N.A. to be used for temporary or emergency purposes only. Any one Fund may borrow up to the full $400,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time) subject to each Fund’s investment restrictions. Interest is charged to the Funds at a rate equal to the greater of the eurodollar or the federal funds rate plus 1.00%. In addition, a commitment fee of 0.10% per annum, payable on the last business day of each month, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and other fees in connection with the new line of credit agreement, which are being amortized over a period of 364 days and are reflected as miscellaneous expenses on the Statement of Operations. The unamortized balance is reflected as prepaid expenses on the Statement of Assets and Liabilities.

Prior to April 14, 2016 each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, participated in a $150,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund was able to borrow up to the full $150,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate do not exceed the $150,000,000 limit at any time). Interest was charged to each participating Fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended September 30, 2016, the Fund had no borrowings under these agreements.

8.   Concentration of Risk. The Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

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Notes to Financial Statements – continued

September 30, 2016

9.  Capital Shares. The Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended September 30, 2016		Year Ended September 30, 2015
Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	160,180,222	$2,127,904,277	246,690,367	$3,644,602,280
Issued in connection with the reinvestment of distributions	47,619,624	617,686,160	56,771,737	833,303,917
Redeemed	(442,133,934)	(5,869,449,395)	(353,219,966)	(5,125,809,847)

Net change	(234,334,088)	$(3,123,858,958)	(49,757,862)	$(647,903,650)

Retail Class
Issued from the sale of shares	42,787,867	$566,015,340	104,527,961	$1,544,181,465
Issued in connection with the reinvestment of distributions	23,387,521	301,525,815	31,828,665	465,533,479
Redeemed	(205,716,845)	(2,732,824,450)	(234,276,979)	(3,391,871,683)

Net change	(139,541,457)	$(1,865,283,295)	(97,920,353)	$(1,382,156,739)

Admin Class
Issued from the sale of shares	2,197,113	$29,050,927	4,705,090	$69,390,142
Issued in connection with the reinvestment of distributions	903,959	11,602,619	1,038,776	15,140,337
Redeemed	(7,399,879)	(98,569,951)	(7,121,582)	(103,449,460)

Net change	(4,298,807)	$(57,916,405)	(1,377,716)	$(18,918,981)

Class N
Issued from the sale of shares	3,139,426	$41,893,559	5,127,053	$74,872,446
Issued in connection with the reinvestment of distributions	413,778	5,369,820	199,677	2,908,708
Redeemed	(1,707,652)	(22,882,253)	(1,118,321)	(16,107,920)

Net change	1,845,552	$24,381,126	4,208,409	$61,673,234

Increase (decrease) from capital share transactions	(376,328,800)	$(5,022,677,532)	(144,847,522)	$(1,987,306,136)

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Report of Independent Registered Public Accounting Firm

To the Trustees of Loomis Sayles Funds Trust I and Shareholders of Loomis Sayles Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Bond Fund, a series of Loomis Sayles Funds Trust I (the “Fund”) at September 30, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian, agent banks and brokers, provide a reasonable basis for our opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 21, 2016

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2016 U.S. Tax Distribution Information to

Shareholders (Unaudited)

Corporate Dividends Received Deduction. For the fiscal year ended September 30, 2016, 18.96% of dividends distributed by Bond Fund qualify for the dividends received deduction for corporate shareholders.

Capital Gains Distributions. Pursuant to Internal Revenue Section 852(b), the Bond Fund designated $638,637,859 as capital gains distributions for the fiscal year ended September 30, 2016, unless subsequently determined to be different.

Qualified Dividend Income. For the fiscal year ended September 30, 2016, the Bond Fund will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Fund pays a distribution during calendar year 2016, complete information will be reported in conjunction with Form 1099-DIV.

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Trustee and Officer Information

As of 9/30/16

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds I (the “Trust”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Fund’s Statement of Additional Information includes additional information about the trustees of the Trust and are available by calling Loomis Sayles Funds at 800-633-3330.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Trustee since 2008 Chairperson of the Audit Committee and Governance Committee Member	Retired	44 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Audit Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	44 Director, Burlington Stores, Inc. (retail); Formerly, Director, BJ’s Wholesale Club (retail)	Experience on the Board and significant experience on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

Richard A. Goglia (1951)	Trustee since 2015 Audit Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	44 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Wendell J. Knox (1948)	Trustee since 2009 Contract Review Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	44 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

Martin T. Meehan (1956)	Trustee since 2012 Contract Review Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	44 None	Experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2005 Trustee since 2003 Ex Officio member of the Audit Committee, the Contract Review Committee and the Governance Committee	President, Strategic Advisory Services (management consulting)	44 Formerly, Director, AES Corporation (international power company); formerly, Director, Verizon Communications (telecommunications company)	Significant experience on the Board and on the boards of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); formerly, Chief Executive Officer of Global Client Management of The Bank of New York Mellon Corporation	44 None	Experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Trustee since 2009 Audit Committee Member	Professor of Finance at Babson College	44 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Peter J. Smail (1952)	Trustee since 2009 Chairperson of the Contract Review Committee and Governance Committee Member	Retired	44 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Governance Committee and Contract Review Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	44 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015 President and Chief Executive Officer of Loomis Sayles Funds I since 2015	President, Chief Executive Officer and Director; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	44 None	Experience on the Board; continuing service as President, Chief Executive Officer and Director of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 Executive Vice President since 2008	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.	44 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES – continued

John T. Hailer[5] (1960)	Trustee since 2003	President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.	44 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Ms. Moose was appointed to serve an additional three-year term as the Chairperson of the Board on December 13, 2013.

[2]

The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”) and Natixis ETF Trust (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[5]

Mr. Hailer is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

67  |

Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer	Since July 2016	Executive Vice President, General Counsel, Secretary and Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.; formerly, Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Rosa Licea-Mailloux (1976)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since July 2016	Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.; formerly, Associate General Counsel, NGAM Distribution, L.P.

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Mr. Fuss is not an officer of the Natixis Funds Trusts. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

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ANNUAL REPORT

September 30, 2016

Loomis Sayles High Income Fund

Loomis Sayles Intermediate Duration Bond Fund

Loomis Sayles Limited Term Government

and Agency Fund

Portfolio Review  page 1

Portfolio of Investments  page 20

Financial Statements  page  59

Notes to Financial Statements  page 73

LOOMIS SAYLES HIGH INCOME FUND

Managers	Symbols
Matthew J. Eagan, CFA®	Class A NEFHX
Elaine M. Stokes	Class C NEHCX
Loomis, Sayles & Company, L.P.	Class Y NEHYX

Investment Goal

The Fund seeks high current income plus the opportunity for capital appreciation to produce a high total return

Market Conditions

In the beginning of the period, the Federal Reserve (Fed) raised interest rates for the first time since June 2006. This led to modest losses within investment-grade markets and added to an already challenging environment for high yield. After oil prices bottomed in mid-February, capital returned to markets and riskier assets rebounded strongly. Volatility spiked temporarily in June following the U.K. referendum vote to leave the European Union (EU), but conditions were generally calm for the remainder of the period. Fixed-income markets finished the period on a positive note and added to full-year gains.

After declining through mid-February, U.S. high yield became a sought-after asset. The sector rewarded investors by producing strong and steady gains with minimal volatility. Spreads (the difference in yield between non-Treasury and Treasury securities of similar maturity) are trading inside the long-term average, but remain above the lows of 2014. Lower-quality credits and cyclical sectors outperformed during the period as the search for yield presses onward.

Investment-grade corporate bonds also performed well during the one-year period, bouncing back from the lows experienced during the fourth quarter of 2015. The sector’s longer duration (price sensitivity to interest rate changes) was a positive tailwind as longer-maturity yields declined. Overall returns were positive across all sectors, with cyclical sectors and energy performing well during the second half of the period.

For roughly the first half of the period, the U.S. dollar continued to strengthen against most major global currencies. But the Fed struck a more dovish tone early in 2016, and this contributed to a pause in the dollar bull market. A more stable dollar supported currencies —particularly those in the emerging markets — that suffered during the dollar’s ascent. The recovery in oil prices also helped ease the strain on commodity-related currencies.

Performance Results

For the 12 months ended September 30, 2016, Class A shares of Loomis Sayles High Income Fund returned 10.66%. The fund underperformed its benchmark, the Bloomberg Barclays U.S. Corporate High-Yield Bond Index, which returned 12.73%.

Explanation of Fund Performance

High yield industrial securities were top contributors to the fund’s relative performance due to industry and security selection. In particular, basic industry and energy holdings

1  |

performed well. High yield utilities also aided relative return and outperformed duration-matched Treasuries (Treasuries with similar duration, or price sensitivity to interest rate changes). In addition, out-of-benchmark exposure to Yankee (U.S. dollar-denominated bonds issued by a non-U.S. entity) government-related securities lifted performance.

Out-of-benchmark exposure to non-U.S.-dollar-denominated holdings weighed on relative performance. In particular, securities denominated in the Mexican peso detracted, as the peso hit an all-time low versus the U.S. dollar in mid-September. U.S. dollar appreciation relative to foreign currencies challenged some of the fund’s non-U.S.-dollar-denominated holdings during the period. During the period the Fund’s distributions were reduced to reflect the realization of currency losses from certain bond sales and maturities. In addition, our position in convertible securities detracted from results. Despite generating a positive absolute return, the allocation lagged on a relative basis due to a selected holding in the transportation industry. Our cash and reserve positions lagged the strongly rising high yield market in the second half of the period and hindered results. Out-of-benchmark positions in residential mortgage-backed securities (RMBS), asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) posted positive absolute returns but detracted on a relative basis. An underweight allocation to the lowest-quality high yield bonds also detracted from performance.

Outlook

Our outlook for the U.S. and global economies remains positive, with expectations for better growth momentum through the end of the year. In the U.S., we expect steady gains in employment, increased bank lending and stronger consumer confidence to support Gross Domestic Product (GDP) growth. The global economy is facing more headwinds but should experience modestly stronger growth next year, led by a healthier U.S. economy and still-accommodative global central bank policies.

Inflation expectations remain low. However, U.S. inflation is showing signs of acceleration and recent economic data have been favorable. We think the Fed is likely to raise rates in December if market conditions remain stable.

Oil prices are likely to be range-bound over the short term as elevated supply should be countered by OPEC’s expected production cut in November. We remain constructive on intermediate- to longer-term oil prices and expect that supply and demand will adjust.

We expect low global yields to continue supporting flows into U.S. credit, but at a more modest pace. In this environment, we intend to maintain a yield cushion in our portfolios through exposure to corporate bonds. Credit fundamentals have been stable, reflecting a slowly improving U.S. economy. However, downside risks — including slowing profit growth, rising leverage and free cash flow approaching peak levels — are increasing as we move further into the late stage of the credit cycle.1 Despite these risks, we believe the current phase of the credit cycle can continue for some time, and we do not expect a significant increase in corporate defaults in 2017.

Within credit, we favor the investment-grade financials, technology and energy sectors. We are also biased to higher-quality high yield. Convertible bonds continue to look attractive, and our focus has shifted from equity-sensitive convertibles to more balanced and credit-sensitive issues. We believe these securities offer yield and upside potential with more limited downside risk.

|  2

LOOMIS SAYLES HIGH INCOME FUND

The Fed’s slow and cautious approach has helped keep the U.S. dollar range-bound against major currencies. Over the long term, improving global growth and further stability in commodities could support non-U.S.-dollar-denominated bonds. We are beginning to see more divergence in emerging market country fundamentals and political backdrops, which could expand potential relative value opportunities. We intend to maintain our current positions, which we believe represent long-term value, but are cautious on further exposure until we get better clarity on some of these evolving macro trends.

Risks include growing geopolitical risks, a prolonged period of low economic growth, declining corporate profit expectations and a shift to downturn in the U.S. credit cycle. Looking ahead, we remain focused on careful security selection using fundamental credit analysis. We intend to build on our key investment themes of yield and diversification, using our reserve allocation during periods of extreme short-term market dislocation to potentially add long-term value.

Since early 2015, monthly or quarterly ordinary income distributions for certain Loomis Sayles-managed fixed-income funds have been below historic averages. This is primarily due to the impact of foreign currency losses. Fund officers have analyzed the fund’s current portfolio of investments, schedule of maturities and the corresponding amounts of unrealized currency losses that may become realized in the fiscal year ending on September 30, 2017. Based on this analysis, fund officers believe that realized currency losses may have a less significant impact on this fund’s distributions in the 2017 fiscal year. As a result, the distribution amount may improve going forward. This analysis is based on certain assumptions, including but not limited to the level of foreign currency exchange rates, security prices, interest rates and the net asset level of the fund. Changes to these assumptions could impact the analysis and the amounts of future fund distributions.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

Hypothetical Growth of $10,000 Investment in Class A Shares4

September 30, 2006 through September 30, 2016

3  |

Average Annual Total Returns — September 30, 20164

				Expense Ratio[5]
	1 Year	5 Years	10 Years	Gross	Net

Class A (Inception 2/22/84)
NAV	10.66%	7.98%	6.37%	1.13%	1.10%
With 4.25% Maximum Sales Charge	5.88	7.03	5.90

Class C (Inception 3/2/98)
NAV	9.81	7.16	5.58	1.88%	1.85%
With CDSC[2]	8.81	7.16	5.58

Class Y (Inception 2/29/08)[1]
NAV	10.98	8.22	6.59	0.88%	0.85%

Comparative Performance
Bloomberg Barclays U.S. Corporate High-Yield Bond Index[3]	12.73	8.34	7.71

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might we on any fund distributions or when they redeem their shares.

1	Prior to the inception of Class Y shares (2/29/08), performance is that of Class A shares, restated to reflect the higher net expenses of that share class.

2	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

3	Bloomberg Barclays U.S. Corporate High-Yield Bond Index is an unmanaged index that covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5	As of the most recent prospectus, the investment advisor has contractually agreed to waive fees and/or reimburse expenses (with certain exceptions) once the expense cap of the Fund has been exceeded. This arrangement is set to expire on 1/31/17. When an expense cap has not been exceeded, the Fund may have similar expense ratios.

|  4

LOOMIS SAYLES INTERMEDIATE DURATION BOND FUND

Managers	Symbols
Christopher T. Harms	Class A LSDRX
Clifton V. Rowe, CFA®	Class C LSCDX
Kurt L. Wagner, CFA®, CIC	Class Y LSDIX

Investment Goal

The Fund’s investment objective is above-average total return through a combination of current income and capital appreciation.

Market Conditions

Investment-grade corporate bonds performed well during the one-year period, bouncing back from the lows experienced during the fourth quarter of 2015. The sector’s longer duration (greater price sensitivity to interest rate changes) was a positive tailwind, as longer-maturity yields declined. Overall returns were positive across all sectors, with cyclical sectors and energy performing well during the second half of the period.

Yields on securitized assets generally followed U.S. Treasury yields lower, resulting in a positive total return for the sector. The Federal Reserve (the Fed) still owns $1.7 trillion worth of mortgage-backed securities (MBS) and remains a powerful force in that market as principal payments from matured securities are reinvested.

At the start of the first quarter, the Fed projected four rate hikes during 2016. Yet as of September 30, there had been no increases and markets anticipated only one 25 basis point hike before year-end. The Fed consistently lowered economic projections throughout 2016, which removed some of the upward pressure on U.S. Treasury yields.

Performance Results

For the 12 months ended September 30, 2016, Class A shares of Loomis Sayles Intermediate Duration Bond Fund returned 3.64%. The fund outperformed its benchmark, the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, which returned 3.52%.

Explanation of Fund Performance

Overall, the fund’s investment-grade holdings generated positive absolute and relative return during the period. Within the space, the industrial and financial sectors contributed the most on a relative basis, primarily due to security selection. Specifically, energy and banking names aided results. In addition, the fund’s exposure to non-agency securitized credit contributed to absolute return and had a significant impact on relative performance. In particular, commercial mortgage-backed securities (CMBS) added to returns. We continued to focus on top-tranche, super-senior CMBS, finding opportunities among seasoned and new issues. Asset-backed securities (ABS) also benefited relative results, as we remained focused on low-risk, high-quality issues. Elsewhere, a meaningful underweight to U.S. Treasuries contributed to returns.

Though our overall exposure to investment-grade industrials lifted absolute and relative results, the fund’s underweight position in the sector hampered relative performance.

5  |

Similarly, government-related securities contributed to relative performance, but the fund’s underweight position in the sector weighed slightly on results. Elsewhere, security selection among agency collateralized mortgage obligations (CMOs) and agency CMBS detracted modestly from relative performance.

Outlook

We believe one Fed rate hike in the next year is probable, with December being the earliest possibility. However, the Fed may delay the hike until the first half of 2017. We expect global quantitative easing and accommodative monetary policy to anchor yields, which is why we expect to maintain underweight positions in lower-yielding government bonds, favoring spread product (non-Treasury securities) instead.

The fund has a modest overweight position to credit, but we have reduced credit beta (a measure of co-movement of portfolio returns to changes in the market return). We remain focused on security selection, buying new issues with concessions and secondary bonds that offer strong risk-return opportunities. We are also maintaining an overweight to CMBS, particularly senior bonds, and view the sector as an attractive alternative to government markets.

We believe MBS valuations appear full and do not fully compensate for prepayment risk. Accordingly, we are focusing on securities with limited prepayment risk. We also believe the high-quality ABS sector remains attractive relative to government bonds, and we are maintaining our exposure to senior and subordinate debt of prime and subprime issuers.

Overall, we continue to pursue a yield advantage relative to the benchmark. We are monitoring our portfolio and holdings in an effort to avoid undue exposures to macroeconomic events, and we continue to evaluate market events and trading levels for potential opportunities.

Hypothetical Growth of $10,000 Investment in Class A Shares1,4,5

September 30, 2006 through September 30, 2016

See notes to chart on page 7.

|  6

LOOMIS SAYLES INTERMEDIATE DURATION BOND FUND

Average Annual Total Returns — September 30, 20164,5

				Expense Ratio[6]
	1 Year	5 Years	10 Years	Gross	Net

Class A (Inception 1/28/98)[1]
NAV	3.64%	2.84%	4.71%	0.71%	0.65%
With 4.25% Maximum Sales Charge	-0.75	1.94	4.25

Class C (Inception 8/31/16)[1]
NAV	2.98	2.00	3.75	1.47	1.40
With CDSC[2]	1.98	2.00	3.75

Class Y (Inception 5/28/10)[1]
NAV	3.90	3.11	4.98	0.47	0.40

Comparative Performance
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index[3]	3.52	2.45	4.17

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might we on any fund distributions or when they redeem their shares.

1	Effective August 31, 2016, the Fund’s Retail Class shares and Institutional Class shares were redesignated as Class A shares and Class Y shares, respectively. Accordingly, the returns shown in the table for Class A shares prior to August 31, 2016 are those of Retail Class shares, restated to reflect the sales loads of Class A shares, and the returns in the table for Class Y shares prior to August 31, 2016 are those of Institutional Class shares. Prior to the inception of Retail Class shares (May 28, 2010), performance is that of Institutional Class shares, restated to reflect the higher net expenses and sales loads of Class A shares. Prior to the inception of Class C shares (August 31, 2016), performance is that of Retail Class shares, restated to reflect the higher net expenses and sales loads of Class C shares.

2	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

3	Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index is an unmanaged index that includes U.S. Treasuries, government-related issues, and investment grade U.S. corporate securities with remaining maturities of one to ten years.

4	The Fund revised its investment strategy on May 28, 2010; performance may have been different had the current investment strategy been in place for all periods shown.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

6	As of the most recent prospectus, the investment advisor has contractually agreed to waive fees and/or reimburse expenses (with certain exceptions) once the expense cap of the Fund has been exceeded. This arrangement is set to expire on 1/31/18. When an expense cap has not been exceeded, the Fund may have similar expense ratios.

7  |

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

Managers	Symbols
Christopher T. Harms	Class A NEFLX
Clifton V. Rowe, CFA®	Class C NECLX
Kurt L. Wagner, CFA®, CIC	Class Y NELYX
Loomis, Sayles & Company, L.P.

Investment Goal

The Fund seeks a high current return consistent with preservation of capital.

Market Conditions

In December 2015, the Federal Reserve (the Fed) raised interest rates for the first time since June 2006. This led to modest short-term losses within investment-grade markets and added to an already challenging environment for high yield. After oil prices bottomed in mid-February, capital returned to the financial markets, and riskier assets rebounded strongly. Volatility spiked temporarily in June, following the U.K. referendum vote to leave the European Union (Brexit), but conditions generally remained calm for the rest of the period. Fixed-income markets ended September with positive 12-month returns.

Early in 2016, the Fed projected it would implement four rate hikes during the year. Yet, as of September 30, the federal funds rate target remained unchanged, and financial markets anticipated only one 25 basis point hike before year-end. The Fed consistently lowered economic projections throughout 2016, which removed some of the upward pressure on U.S. Treasury yields. Yields on securitized assets generally followed U.S. Treasury yields lower, resulting in a positive total return for the sector. The Fed still owns $1.7 trillion worth of mortgage-backed securities (MBS) and remains a powerful force in the mortgage market, reinvesting principal payments from matured securities.

Performance Results

For the 12 months ended September 30, 2016, Class A shares of the Loomis Sayles Limited Term Government and Agency Fund returned 0.93%. The Fund underperformed its benchmark, the Bloomberg Barclays U.S. 1-5 Year Government Bond Index, which returned 1.52%.

Explanation of Fund Performance

Duration (price sensitivity to interest rate changes) and yield curve (a curve that shows the relationship among bond yields across the maturity spectrum) positioning were the largest detractors from relative performance. The yield curve flattened during the period, which weighed on results given the fund’s shorter-than-benchmark duration. Exposure to agency collateralized-mortgage obligations (CMOs) had a muted effect on relative performance, as these securities narrowly lagged duration-matched Treasuries (Treasuries with similar duration, or price sensitivity to interest rate changes). However, agency CMOs contributed to the fund’s absolute return.

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LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

We maintained a large allocation (in terms of market value) to agency MBS during the period, and these securities were the largest contributors to the fund’s performance. In addition, the fund’s allocation to agency and non-agency commercial mortgage-backed securities (CMBS) also generated positive absolute and relative returns. These bonds considerably outperformed Treasuries on a duration-adjusted basis, which considers a security’s return compared to similar duration Treasuries. Out-of-benchmark exposure to asset-backed securities (ABS) also aided performance, as selected car loans performed particularly well.

Outlook

Agency MBS spreads (the difference in yield between agency MBS and Treasuries of similar maturity) remain narrow relative to history. Additionally, refinancing risk is beginning to increase, as mortgages issued in recent years are of relatively high quality compared with those issued in earlier years. Therefore, we prefer to underweight recently issued 30-year MBS, favoring sectors with less refinance risk, such as low-loan balance mortgages and home equity conversion mortgages. Within the commercial real estate sector, top-tier assets and markets have generally recovered and are at or above prior peak levels. We believe investment grade CMBS remain attractive. We also believe ABS currently offer an attractive combination of strong credit quality and enhanced yield. We favor buying higher-yielding securities and bonds of less-frequent issuers. Our analysis indicates the credit risk of these securities is inefficiently priced, and they offer attractive opportunities for additional yield.

Hypothetical Growth of $10,000 Investment in Class A Shares3

September 30, 2006 through September 30, 2016

9  |

Average Annual Total Returns — September 30, 20163

				Expense Ratio[4]
	1 Year	5 Years	10 Years	Gross	Net

Class A (Inception 1/3/89)
NAV	0.93%	1.34%	3.20%	0.77%	0.77%
With 2.25% Maximum Sales Charge	-1.37	0.89	2.96

Class C (Inception 12/30/94)
NAV	0.18	0.59	2.43	1.53	1.53
With CDSC[1]	-0.81	0.59	2.43

Class Y (Inception 3/31/94)
NAV	1.19	1.60	3.47	0.52	0.52

Comparative Performance
Bloomberg Barclays U.S. 1-5 Year Government Bond Index[2]	1.52	1.11	2.97

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might we on any fund distributions or when they redeem their shares.

1	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2	Bloomberg Barclays U.S. 1-5 Year Government Bond Index is an unmanaged index that includes U.S. Treasury and agency securities with remaining maturities of one to five years.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4	As of the most recent prospectus, the investment advisor has contractually agreed to waive fees and/or reimburse expenses (with certain exceptions) once the expense cap of the Fund has been exceeded. This arrangement is set to expire on 1/31/17. When an expense cap has not been exceeded, the Fund may have similar expense ratios.

1623923.1.1

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Natixis Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the funds’ website at ngam.natixis.com; and on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities the most recent 12-month period ended June 30 is available from the funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The Natixis Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

11  |

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectuses. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of Fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2016 through September 30, 2016. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table of each class of fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs such as sales charges. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

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LOOMIS SAYLES HIGH INCOME FUND	BEGINNING ACCOUNT VALUE 4/1/2016	ENDING ACCOUNT VALUE 9/30/2016	EXPENSES PAID DURING PERIOD* 4/1/2016 – 9/30/2016
Class A
Actual	$1,000.00	$1,113.30	$5.81
Hypothetical (5% return before expenses)	$1,000.00	$1,019.50	$5.55
Class C
Actual	$1,000.00	$1,108.90	$9.75
Hypothetical (5% return before expenses)	$1,000.00	$1,015.75	$9.32
Class Y
Actual	$1,000.00	$1,115.00	$4.49
Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	$4.29

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.10%, 1.85% and 0.85% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 366 (to reflect the half-year period).

LOOMIS SAYLES INTERMEDIATE DURATION BOND FUND	BEGINNING ACCOUNT VALUE 4/1/2016	ENDING ACCOUNT VALUE 9/30/2016	EXPENSES PAID DURING PERIOD 4/1/2016 – 9/30/2016
Class A
Actual	$1,000.00	$1,023.00	$3.29	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,021.75	$3.29	*
Class C
Actual	$1,000.00	$1,000.80	$1.15	[2]
Hypothetical (5% return before expenses)	$1,000.00	$1,018.00	$7.06	*
Class Y
Actual	$1,000.00	$1,024.30	$2.02	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,023.00	$2.02	*

*	Hypothetical expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.65%, 1.40% and 0.40% for Class A, C and Y respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 366 (to reflect the half-year period).

[1]

Actual expenses for Class A and Y are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.65% and 0.40%, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 366 (to reflect the half-year period).

[2]

Class C commenced operations on August 31, 2016. Actual expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.40%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (30), divided by 366 (to reflect the partial period).

13  |

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND	BEGINNING ACCOUNT VALUE 4/1/2016	ENDING ACCOUNT VALUE 9/30/2016	EXPENSES PAID DURING PERIOD* 4/1/2016 – 9/30/2016
Class A
Actual	$1,000.00	$1,006.40	$3.91
Hypothetical (5% return before expenses)	$1,000.00	$1,021.10	$3.94
Class C
Actual	$1,000.00	$1,002.60	$7.66
Hypothetical (5% return before expenses)	$1,000.00	$1,017.35	$7.72
Class Y
Actual	$1,000.00	$1,007.60	$2.66
Hypothetical (5% return before expenses)	$1,000.00	$1,022.35	$2.68

*	Expenses are equal to the Fund’s annualized expense ratio: 0.78%, 1.53% and 0.53% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 366 (to reflect the half-year period).

|  14

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees of the Trusts (the “Board”), including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ expenses to the fees charged to institutional accounts with similar strategies managed by the Adviser, if any, and to those of peer groups of funds and information about any applicable expense caps and/or fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) the Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and fee differentials against each Fund’s peer group/category, performance ratings provided by a third-party, total return information for various periods,

15  |

and third-party performance rankings for various periods comparing a Fund against similarly categorized funds. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review Committee and/or the full Board, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board most recently approved the continuation of the Agreements at its meeting held in June 2016. The Agreements were continued for a one-year period for the Funds. In considering whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the monitoring and oversight services provided by NGAM Advisors, L.P. (“NGAM Advisors”). They also considered the administrative services provided by NGAM Advisors and its affiliates to the Funds.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics, including metrics that also measured the performance of the Funds on a risk adjusted basis.

With respect to each Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement relating to that Fund. In the case of each fund that had performance that lagged that of a relevant peer group median and/or category median for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Agreements. These factors included one or more of the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions by the Adviser that were reasonable and

|  16

consistent with the Fund’s investment objective and policies; (2) that the Fund’s more recent performance, although lagging in certain periods, had shown improvement relative to its category; (3) that the Fund’s more recent performance was competitive when compared to relevant performance benchmarks and/or peer groups; and (4) that the Fund’s performance, although lagging the performance of its category for certain periods, was competitive when compared to relevant benchmarks or peer groups.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser and/or other relevant factors supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets and the greater regulatory costs associated with the management of such assets. In evaluating each fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund, as well as the need for the Adviser to offer competitive compensation and the potential need to expend additional resources to the extent the Funds grow in size. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. They noted that the Funds in this report have expense caps in place, and they considered the amounts waived or reimbursed by the Adviser for Funds with current expenses above the cap. The Trustees also considered that the Loomis Sayles Limited Term Government and Agency Fund is below the cap.

The Trustees also considered the compensation directly or indirectly received or to be received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser’s and its affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about

17  |

court cases in which adviser compensation or profitability were issues and the performance of the relevant Funds, the expense levels of the Funds, whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense waivers or caps. The Trustees also discussed with management the factors considered with respect to the implementation of breakpoints in investment advisory fees or expense waivers or caps for certain funds. Management explained that a number of factors are taken into account in considering the possible implementation of breakpoints or an expense cap for a fund, including, among other things, factors such as a fund’s assets, the projected growth of a fund, projected profitability and a fund’s fees and performance. With respect to economies of scale, the Trustees noted that each of the Funds was subject to an expense cap or waiver. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events on the performance, asset levels and expense ratios of each Fund.

•

Whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

The nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under separate agreements covering administrative services.

•

So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the benefits to the parent company of NGAM Advisors from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

|  18

•	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2017.

19  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles High Income Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 88.1% of Net Assets
Non-Convertible Bonds — 84.9%
	ABS Home Equity — 1.9%
$300,000	American Homes 4 Rent, Series 2014-SFR1, Class E, 3.031%, 6/17/2031, 144A(b)	$294,526
124,523	Banc of America Alternative Loan Trust, Series 2003-8, Class 1CB1, 5.500%, 10/25/2033	126,959
112,788	Banc of America Funding Corp., Series 2007-4, Class 5A1, 5.500%, 11/25/2034	111,724
144,445	Banc of America Funding Trust, Series 2005-7, Class 3A1, 5.750%, 11/25/2035	147,987
216,848	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-11, Class 4A1, 0.795%, 4/25/2035(b)	170,083
111,499	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-HYB7, Class 2A, 3.068%, 11/20/2035(b)(j)	98,704
257,929	DSLA Mortgage Loan, Series 2005-AR5, Class 2A1A, 0.861%, 9/19/2045(b)	189,887
250,000	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2013-DN2, Class M2, 4.775%, 11/25/2023(b)	264,715
305,000	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M3, 3.825%, 10/25/2027(b)	317,172
193,906	GMAC Mortgage Corp. Loan Trust, Series 2005-AR4, Class 3A1, 3.558%, 7/19/2035(b)	174,679
73,490	JPMorgan Alternative Loan Trust, Series 2006-A1, Class 5A1, 2.880%, 3/25/2036(b)	52,178
251,332	Lehman Mortgage Trust, Series 2005-3, Class 1A6, 1.025%, 1/25/2036(b)	163,172
347,029	MASTR Adjustable Rate Mortgages Trust, Series 2005-2, Class 3A1, 3.221%, 3/25/2035(b)	296,313
343,311	MASTR Adjustable Rate Mortgages Trust, Series 2005-2, Class 4A1, 2.920%, 3/25/2035(b)	266,022
68,830	New York Mortgage Trust, Series 2006-1, Class 2A2, 3.005%, 5/25/2036(b)	61,601
220,000	Vericrest Opportunity Loan Transferee, Series 2015-NP14, Class A2, 4.875%, 11/27/2045, 144A(b)	211,674
450,053	WaMu Mortgage Pass Through Certificates, Series 2006-AR19, Class 2A, 1.943%, 1/25/2047(b)	402,398

		3,349,794

	ABS Other — 0.4%
274,940	AIM Aviation Finance Ltd., Series 2015-1A, Class B1, 5.072%, 2/15/2040, 144A(b)	264,652
62,877	Sierra Receivables Funding Co. LLC, Series 2011-3A, Class C, 9.310%, 7/20/2028, 144A	63,316
450,000	Springleaf Funding Trust, Series 2014-AA, Class C, 4.450%, 12/15/2022, 144A	449,316

		777,284

	Aerospace & Defense — 2.8%
210,000	Embraer Netherlands Finance BV, 5.050%, 6/15/2025	211,050
95,000	Engility Corp., 8.875%, 9/01/2024, 144A	96,188
125,000	Huntington Ingalls Industries, Inc., 5.000%, 12/15/2021, 144A	131,250
115,000	Huntington Ingalls Industries, Inc., 5.000%, 11/15/2025, 144A	121,613
770,000	KLX, Inc., 5.875%, 12/01/2022, 144A	796,950
1,500,000	Meccanica Holdings USA, Inc., 6.250%, 1/15/2040, 144A	1,470,000
900,000	Meccanica Holdings USA, Inc., 7.375%, 7/15/2039, 144A	985,500

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of September 30, 2016

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Aerospace & Defense — continued
$620,000	TransDigm, Inc., 6.000%, 7/15/2022	$654,100
515,000	TransDigm, Inc., 6.500%, 7/15/2024	542,037

		5,008,688

	Airlines — 0.1%
83,956	Virgin Australia Pass Through Trust, Series 2013-1B, 6.000%, 4/23/2022, 144A	85,215
119,478	Virgin Australia Pass Through Trust, Series 2013-1C, 7.125%, 10/23/2018, 144A	120,972

		206,187

	Automotive — 1.3%
195,000	Allison Transmission, Inc., 5.000%, 10/01/2024, 144A	199,875
115,000	Goodyear Tire & Rubber Co. (The), 5.000%, 5/31/2026	118,306
240,000	Goodyear Tire & Rubber Co. (The), 5.125%, 11/15/2023	250,200
700,000	Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc., 7.875%, 10/01/2022, 144A	712,250
310,000	Nexteer Automotive Group Ltd., 5.875%, 11/15/2021, 144A	328,600
735,000	ZF North America Capital, Inc., 4.750%, 4/29/2025, 144A	771,750

		2,380,981

	Banking — 3.9%
1,985,000	Ally Financial, Inc., 4.625%, 3/30/2025	2,034,625
485,000	Ally Financial, Inc., 5.750%, 11/20/2025	507,431
1,195,000	Commerzbank AG, 8.125%, 9/19/2023, 144A	1,374,848
470,000	Intesa Sanpaolo SpA, 5.017%, 6/26/2024, 144A	428,906
895,000	Intesa Sanpaolo SpA, 5.710%, 1/15/2026, 144A	843,333
300,000	Royal Bank of Scotland Group PLC, 5.125%, 5/28/2024	300,318
335,000	Royal Bank of Scotland Group PLC, 6.000%, 12/19/2023	349,143
1,025,000	Royal Bank of Scotland Group PLC, 6.125%, 12/15/2022	1,086,104

		6,924,708

	Brokerage — 0.3%
535,000	Jefferies Finance LLC/JFIN Co-Issuer Corp., 6.875%, 4/15/2022, 144A	497,550

	Building Materials — 1.5%
890,000	Atrium Windows & Doors, Inc., 7.750%, 5/01/2019, 144A	799,887
350,000	Cemex SAB de CV, 7.750%, 4/16/2026, 144A	388,325
50,000	Masco Corp., 6.500%, 8/15/2032	55,000
345,000	Masco Corp., 7.750%, 8/01/2029	412,275
245,000	NCI Building Systems, Inc., 8.250%, 1/15/2023, 144A	266,438
180,000	U.S. Concrete, Inc., 6.375%, 6/01/2024	186,750
555,000	Vulcan Materials Co., 4.500%, 4/01/2025	599,400

		2,708,075

	Cable Satellite — 7.2%
795,000	Altice Financing S.A., 6.625%, 2/15/2023, 144A	815,869
170,000	Cablevision S.A., 6.500%, 6/15/2021, 144A	177,438
475,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 2/15/2023	495,187
625,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 5/01/2023, 144A	652,344
430,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.250%, 9/30/2022	449,350
15,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.750%, 1/15/2024	15,938

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Cable Satellite — continued
$865,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.750%, 2/15/2026, 144A	$916,900
760,000	CSC Holdings LLC, 5.250%, 6/01/2024	722,000
75,000	CSC Holdings LLC, 6.750%, 11/15/2021	79,313
220,000	CSC Holdings LLC, 10.125%, 1/15/2023, 144A	253,550
200,000	CSC Holdings LLC, 10.875%, 10/15/2025, 144A	234,250
895,000	DISH DBS Corp., 5.125%, 5/01/2020	928,562
1,620,000	DISH DBS Corp., 5.875%, 11/15/2024	1,599,750
295,000	DISH DBS Corp., 7.750%, 7/01/2026, 144A	313,437
150,000	Sirius XM Radio, Inc., 5.750%, 8/01/2021, 144A	157,050
1,485,000	Unitymedia GmbH, 6.125%, 1/15/2025, 144A	1,557,394
515,000	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.000%, 1/15/2025, 144A	521,437
265,000	Virgin Media Finance PLC, 6.000%, 10/15/2024, 144A	274,278
485,000	Virgin Media Finance PLC, 6.375%, 4/15/2023, 144A	509,250
375,000	Virgin Media Secured Finance PLC, 5.500%, 1/15/2025, 144A	383,437
595,000	Virgin Media Secured Finance PLC, 5.500%, 8/15/2026, 144A	606,900
141,963	Wave Holdco LLC/Wave Holdco Corp., PIK, 8.250%, 7/15/2019, 144A(c)	142,673
840,000	Ziggo Secured Finance BV, 5.500%, 1/15/2027, 144A	838,950

		12,645,257

	Chemicals — 0.8%
1,510,000	Hercules, Inc., 6.500%, 6/30/2029	1,359,000

	Construction Machinery — 0.5%
800,000	United Rentals North America, Inc., 5.750%, 11/15/2024	830,000

	Consumer Cyclical Services — 0.9%
455,000	Interval Acquisition Corp., 5.625%, 4/15/2023	469,788
1,095,000	ServiceMaster Co. LLC (The), 7.450%, 8/15/2027	1,163,985

		1,633,773

	Consumer Products — 0.2%
290,000	Avon International Operations, Inc., 7.875%, 8/15/2022, 144A	299,425

	Electric — 1.7%
520,000	AES Corp. (The), 5.500%, 4/15/2025	534,950
150,000	AES Corp. (The), 6.000%, 5/15/2026	158,625
1,502,000	Enel SpA, (fixed rate to 9/24/2023, variable rate thereafter), 8.750%, 9/24/2073, 144A	1,755,463
425,000	NRG Energy, Inc., 6.250%, 7/15/2022	431,375
100,000	NRG Energy, Inc., 6.625%, 3/15/2023	101,000
8,608	Red Oak Power LLC, Series A, 8.540%, 11/30/2019	8,619

		2,990,032

	Environmental — 0.3%
335,000	GFL Environmental, Inc., 7.875%, 4/01/2020, 144A	353,425
95,000	GFL Environmental, Inc., 9.875%, 2/01/2021, 144A	104,025

		457,450

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of September 30, 2016

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Finance Companies — 5.5%
$740,000	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 4.500%, 5/15/2021	$774,225
685,000	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 5.000%, 10/01/2021	731,238
515,000	Aircastle Ltd., 5.500%, 2/15/2022	554,913
600,000	iStar, Inc., 4.000%, 11/01/2017	601,500
505,000	iStar, Inc., 5.000%, 7/01/2019	503,677
1,015,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.875%, 8/01/2021, 144A	964,250
585,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 7.375%, 10/01/2017	589,388
870,000	Navient Corp., 5.000%, 10/26/2020	858,037
200,000	Navient Corp., 5.875%, 3/25/2021	199,250
435,000	Oxford Finance LLC/Oxford Finance Co-Issuer, Inc., 7.250%, 1/15/2018, 144A	434,456
540,000	Provident Funding Associates LP/PFG Finance Corp., 6.750%, 6/15/2021, 144A	544,725
1,335,000	Quicken Loans, Inc., 5.750%, 5/01/2025, 144A	1,324,987
1,110,000	Springleaf Finance Corp., 7.750%, 10/01/2021	1,164,112
405,000	Unifin Financiera SAB de CV SOFOM ENR, 7.250%, 9/27/2023, 144A	403,481

		9,648,239

	Financial Other — 1.3%
565,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp, 6.000%, 8/01/2020	567,825
695,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.875%, 3/15/2019	698,475
180,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875%, 2/01/2022	172,800
804,000	Rialto Holdings LLC/Rialto Corp., 7.000%, 12/01/2018, 144A	816,060

		2,255,160

	Food & Beverage — 1.2%
1,800,000	BRF S.A., 7.750%, 5/22/2018, 144A, (BRL)	513,629
840,000	Cosan Luxembourg S.A., 7.000%, 1/20/2027, 144A	876,750
305,000	JBS USA LLC/JBS USA Finance, Inc., 5.750%, 6/15/2025, 144A	299,663
20,000	JBS USA LLC/JBS USA Finance, Inc., 7.250%, 6/01/2021, 144A	20,675
385,000	Marfrig Holdings Europe BV, 8.000%, 6/08/2023, 144A	393,662

		2,104,379

	Gaming — 1.2%
175,000	Boyd Gaming Corp., 6.375%, 4/01/2026, 144A	187,688
375,000	GLP Capital LP/GLP Financing II, Inc., 5.375%, 4/15/2026	403,125
725,000	MGM Resorts International, 6.000%, 3/15/2023	786,625
600,000	MGM Resorts International, 6.750%, 10/01/2020	672,000

		2,049,438

	Government Owned – No Guarantee — 2.3%
725,000	Petrobras Global Finance BV, 4.875%, 3/17/2020	726,813
600,000	Petrobras Global Finance BV, 5.375%, 1/27/2021	593,400
530,000	Petrobras Global Finance BV, 6.250%, 3/17/2024	515,425
300,000	Petrobras Global Finance BV, 8.375%, 5/23/2021	327,750
160,521(††)	Petroleos Mexicanos, 7.190%, 9/12/2024, 144A, (MXN)	764,594
129,850(††)	Petroleos Mexicanos, 7.470%, 11/12/2026, (MXN)	580,830
510,000	YPF S.A., 31.354%, 7/07/2020, 144A(b)	594,150

		4,102,962

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Health Insurance — 0.2%
$365,000	Centene Corp., 6.125%, 2/15/2024	$396,025

	Healthcare — 4.3%
360,000	Amsurg Corp., 5.625%, 7/15/2022	368,100
960,000	CHS/Community Health Systems, Inc., 6.875%, 2/01/2022	825,600
145,000	Fresenius Medical Care U.S. Finance II, Inc., 4.750%, 10/15/2024, 144A	152,250
260,000	HCA, Inc., 5.375%, 2/01/2025	268,450
170,000	HCA, Inc., 7.050%, 12/01/2027	180,838
655,000	HCA, Inc., 7.500%, 12/15/2023	726,231
145,000	HCA, Inc., 7.500%, 11/06/2033	157,144
590,000	HCA, Inc., 7.690%, 6/15/2025	663,107
480,000	HCA, Inc., 8.360%, 4/15/2024	557,318
820,000	HCA, Inc., MTN, 7.580%, 9/15/2025	924,550
515,000	HCA, Inc., MTN, 7.750%, 7/15/2036	558,131
305,000	LifePoint Health, Inc., 5.500%, 12/01/2021	317,963
65,000	MEDNAX, Inc., 5.250%, 12/01/2023, 144A	68,331
235,000	Team Health, Inc., 7.250%, 12/15/2023, 144A	252,919
310,000	Tenet Healthcare Corp., 5.000%, 3/01/2019	303,025
675,000	Tenet Healthcare Corp., 6.750%, 6/15/2023	627,750
705,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	579,862

		7,531,569

	Home Construction — 1.3%
25,000	Beazer Homes USA, Inc., 8.750%, 3/15/2022, 144A	26,375
1,200,000	Corporacion GEO SAB de CV, 8.875%, 3/27/2022, 144A(d)(e)(j)	12
750,000	K. Hovnanian Enterprises, Inc., 5.000%, 11/01/2021(e)(f)	525,000
800,000	Lennar Corp., 4.750%, 5/30/2025	812,000
915,000	TRI Pointe Holdings, Inc./TRI Pointe Group, Inc., 4.375%, 6/15/2019	941,306
200,000	Urbi Desarrollos Urbanos SAB de CV, 9.500%, 1/21/2020, 144A(d)(e)(j)	2
900,000	Urbi Desarrollos Urbanos SAB de CV, 9.750%, 2/03/2022, 144A(d)(e)(j)	9

		2,304,704

	Independent Energy — 7.5%
1,205,000	Antero Resources Corp., 5.125%, 12/01/2022	1,214,037
110,000	Antero Resources Corp., 5.375%, 11/01/2021	111,238
685,000	Baytex Energy Corp., 5.625%, 6/01/2024, 144A	558,275
370,000	Bonanza Creek Energy, Inc., 5.750%, 2/01/2023	168,350
650,000	Bonanza Creek Energy, Inc., 6.750%, 4/15/2021	295,750
90,000	California Resources Corp., 5.500%, 9/15/2021	47,700
41,000	California Resources Corp., 6.000%, 11/15/2024	19,578
140,000	Callon Petroleum Co., 6.125%, 10/01/2024, 144A	144,900
153,000	Chesapeake Energy Corp., 4.875%, 4/15/2022	128,903
8,000	Chesapeake Energy Corp., 5.750%, 3/15/2023	6,800
13,000	Chesapeake Energy Corp., 6.125%, 2/15/2021	11,928
34,000	Chesapeake Energy Corp., 6.625%, 8/15/2020	32,003
70,000	Concho Resources, Inc., 5.500%, 10/01/2022	72,625
125,000	Concho Resources, Inc., 5.500%, 4/01/2023	128,906
795,000	CONSOL Energy, Inc., 5.875%, 4/15/2022	731,400
645,000	Continental Resources, Inc., 3.800%, 6/01/2024	590,175

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2016

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Independent Energy — continued
$235,000	Continental Resources, Inc., 4.500%, 4/15/2023	$225,600
470,000	Continental Resources, Inc., 5.000%, 9/15/2022	468,825
690,000	Eclipse Resources Corp., 8.875%, 7/15/2023	672,319
170,000	Halcon Resources Corp., 8.625%, 2/01/2020, 144A	170,850
145,000	Matador Resources Co., 6.875%, 4/15/2023	150,075
410,000	MEG Energy Corp., 6.375%, 1/30/2023, 144A	324,412
250,000	MEG Energy Corp., 6.500%, 3/15/2021, 144A	204,062
585,000	MEG Energy Corp., 7.000%, 3/31/2024, 144A	462,150
185,000	Newfield Exploration Co., 5.625%, 7/01/2024	189,625
625,000	Oasis Petroleum, Inc., 6.875%, 3/15/2022	598,437
100,000	PDC Energy, Inc., 6.125%, 9/15/2024, 144A	103,500
405,000	QEP Resources, Inc., 5.250%, 5/01/2023	398,925
520,000	QEP Resources, Inc., 5.375%, 10/01/2022	516,100
1,150,000	Rex Energy Corp., (Step to 8.000% on 10/01/2017), 1.000%, 10/01/2020(g)	626,750
1,025,000	Rice Energy, Inc., 6.250%, 5/01/2022	1,058,312
565,000	RSP Permian, Inc., 6.625%, 10/01/2022	591,837
330,000	Sanchez Energy Corp., 6.125%, 1/15/2023	264,825
920,000	SM Energy Co., 5.000%, 1/15/2024	864,800
35,000	SM Energy Co., 6.125%, 11/15/2022	35,000
250,000	SM Energy Co., 6.750%, 9/15/2026	252,500
395,000	Southwestern Energy Co., 6.700%, 1/23/2025	395,000
55,000	Whiting Petroleum Corp., 5.000%, 3/15/2019	53,213
455,000	Whiting Petroleum Corp., 5.750%, 3/15/2021	425,425

		13,315,110

	Industrial Other — 0.2%
330,000	Broadspectrum Ltd., 8.375%, 5/15/2020, 144A	351,450

	Integrated Energy — 0.1%
100,000	Pacific Exploration and Production Corp., 5.125%, 3/28/2023, 144A(d)	18,500
800,000	Pacific Exploration and Production Corp., 5.375%, 1/26/2019, 144A(d)	148,000
580,000	Pacific Exploration and Production Corp., 5.625%, 1/19/2025, 144A(d)	107,300

		273,800

	Life Insurance — 0.2%
340,000	CNO Financial Group, Inc., 5.250%, 5/30/2025	337,450

	Lodging — 0.1%
150,000	Hilton Domestic Operating Co., Inc., 4.250%, 9/01/2024, 144A	153,000

	Media Entertainment — 0.9%
470,000	Clear Channel Worldwide Holdings, Inc., 7.625%, 3/15/2020	465,887
1,155,000	Clear Channel Worldwide Holdings, Inc., Series B, 6.500%, 11/15/2022	1,202,644

		1,668,531

	Metals & Mining — 2.6%
200,000	Anglo American Capital PLC, 4.125%, 9/27/2022, 144A	198,000
200,000	Anglo American Capital PLC, 4.875%, 5/14/2025, 144A	204,000
1,395,000	ArcelorMittal, 7.750%, 3/01/2041	1,454,287
180,000	Constellium NV, 4.625%, 5/15/2021, 144A, (EUR)	179,455
460,000	Essar Steel Algoma, Inc., 9.500%, 11/15/2019, 144A(d)(e)(f)	62,100

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Metals & Mining — continued
$175,000	First Quantum Minerals Ltd., 7.000%, 2/15/2021, 144A	$156,625
270,000	First Quantum Minerals Ltd., 7.250%, 5/15/2022, 144A	238,950
1,375,000	Freeport-McMoRan, Inc., 4.550%, 11/14/2024	1,246,094
85,000	Freeport-McMoRan, Inc., 5.450%, 3/15/2043	68,213
245,000	Glencore Finance Canada Ltd., 5.550%, 10/25/2042, 144A	236,660
440,000	Lundin Mining Corp., 7.500%, 11/01/2020, 144A	467,500

		4,511,884

	Midstream — 5.5%
250,000	Access Midstream Partners LP/ACMP Finance Corp., 4.875%, 3/15/2024	252,678
200,000	Gibson Energy, Inc., 6.750%, 7/15/2021, 144A	204,500
40,000	Kinder Morgan Energy Partners LP, 3.450%, 2/15/2023	39,874
60,000	Kinder Morgan Energy Partners LP, 3.500%, 9/01/2023	60,093
75,000	Kinder Morgan Energy Partners LP, 4.700%, 11/01/2042	69,185
30,000	Kinder Morgan Energy Partners LP, 5.000%, 3/01/2043	28,218
270,000	MPLX LP, 4.875%, 12/01/2024	279,268
570,000	NGL Energy Partners LP/NGL Energy Finance Corp., 5.125%, 7/15/2019	538,650
365,000	NGL Energy Partners LP/NGL Energy Finance Corp., 6.875%, 10/15/2021	345,838
445,000	Regency Energy Partners LP/Regency Energy Finance Corp., 4.500%, 11/01/2023	447,997
295,000	Regency Energy Partners LP/Regency Energy Finance Corp., 5.875%, 3/01/2022	325,289
385,000	Rose Rock Midstream LP/Rose Rock Finance Corp., 5.625%, 7/15/2022	354,200
985,000	Sabine Pass Liquefaction LLC, 5.625%, 2/01/2021	1,040,406
480,000	Sabine Pass Liquefaction LLC, 5.625%, 3/01/2025	516,000
425,000	Sabine Pass Liquefaction LLC, 6.250%, 3/15/2022	464,313
935,000	Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.500%, 8/15/2022	890,587
1,863,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.125%, 11/15/2019	1,889,082
95,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.250%, 11/15/2023	91,794
640,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.250%, 5/01/2023	648,000
300,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.375%, 8/01/2022	310,500
15,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.875%, 2/01/2021	15,488
355,000	Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.500%, 10/15/2019	378,075
360,000	Tesoro Logistics LP/Tesoro Logistics Finance Corp., 6.250%, 10/15/2022	384,300
180,000	Western Refining Logistics LP/WNRL Finance Corp., 7.500%, 2/15/2023	184,500

		9,758,835

	Non-Agency Commercial Mortgage-Backed Securities — 2.0%
935,000	BXHTL Mortgage Trust, Series 2015-DRMZ, Class M, 8.717%, 5/15/2020, 144A(b)(e)(f)	908,874
1,690,000	GS Mortgage Securities Trust, Series 2007-GG10, Class AM, 5.988%, 8/10/2045(b)	1,626,671

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2016

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Non-Agency Commercial Mortgage-Backed Securities — continued
$805,000	Hilton USA Trust, Series 2013-HLT, Class EFX, 5.609%, 11/05/2030, 144A(b)	$806,242
125,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX, Class AM, 5.464%, 1/15/2049(b)	122,546

		3,464,333

	Oil Field Services — 0.6%
130,000	Diamond Offshore Drilling, Inc., 4.875%, 11/01/2043	90,212
430,000	Ensco PLC, 5.750%, 10/01/2044	262,595
160,000	Noble Holding International Ltd., 5.250%, 3/15/2042	90,400
160,000	Noble Holding International Ltd., 6.050%, 3/01/2041	94,400
435,000	Paragon Offshore PLC, 6.750%, 7/15/2022, 144A(d)	120,712
905,000	Paragon Offshore PLC, 7.250%, 8/15/2024, 144A(d)	251,137
35,000	Parker Drilling Co., 6.750%, 7/15/2022	27,125
100,000	Rowan Cos., Inc., 5.850%, 1/15/2044	68,750

		1,005,331

	Packaging — 1.4%
200,000	ARD Finance S.A., PIK, 7.125%, 9/15/2023, 144A(h)	199,000
395,000	Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc., 4.625%, 5/15/2023, 144A	396,975
200,000	Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc., 7.250%, 5/15/2024, 144A	213,000
755,000	Sealed Air Corp., 6.875%, 7/15/2033, 144A	809,737
775,000	Signode Industrial Group Lux S.A./Signode Industrial Group U.S., Inc., 6.375%, 5/01/2022, 144A	784,688

		2,403,400

	Pharmaceuticals — 2.4%
1,540,000	Valeant Pharmaceuticals International, 6.375%, 10/15/2020, 144A	1,443,750
530,000	Valeant Pharmaceuticals International, 7.250%, 7/15/2022, 144A	491,575
265,000	Valeant Pharmaceuticals International, Inc., 5.500%, 3/01/2023, 144A	226,575
85,000	Valeant Pharmaceuticals International, Inc., 5.625%, 12/01/2021, 144A	75,863
2,015,000	Valeant Pharmaceuticals International, Inc., 5.875%, 5/15/2023, 144A	1,737,937
335,000	VRX Escrow Corp., 5.375%, 3/15/2020, 144A	309,875

		4,285,575

	Property & Casualty Insurance — 0.4%
786,000	HUB International Ltd., 7.875%, 10/01/2021, 144A	801,720

	Refining — 0.2%
230,000	Ultrapar International S.A., 5.250%, 10/06/2026, 144A	228,275
140,000	Western Refining, Inc., 6.250%, 4/01/2021	138,250

		366,525

	Retailers — 1.2%
40,000	Dillard’s, Inc., 7.000%, 12/01/2028	45,798
435,000	Dillard’s, Inc., 7.750%, 7/15/2026	500,815
205,000	Dillard’s, Inc., 7.750%, 5/15/2027	238,825
35,000	Dillard’s, Inc., 7.875%, 1/01/2023	42,044
1,035,000	GameStop Corp., 5.500%, 10/01/2019, 144A	1,056,994

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Retailers — continued
$115,000	J.C. Penney Corp., Inc., 5.750%, 2/15/2018	$119,025
520,000	Nine West Holdings, Inc., 6.125%, 11/15/2034	67,600

		2,071,101

	Supermarkets — 0.7%
335,000	Albertsons Cos. LLC/Safeway, Inc./New Albertson’s/Albertson’s LLC, 5.750%, 3/15/2025, 144A	334,163
935,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	860,200

		1,194,363

	Supranational — 2.4%
30,700,000	European Bank for Reconstruction & Development, GMTN, 6.400%, 3/04/2019, (INR)	456,617
5,420,000,000	International Bank for Reconstruction & Development, 4.500%, 8/03/2017, (COP)	1,841,618
21,150,000	International Bank for Reconstruction & Development, Series GDIF, 5.000%, 5/24/2017, (INR)	313,692
100,890,000	International Finance Corp., 7.800%, 6/03/2019, (INR)	1,575,130

		4,187,057

	Technology — 7.2%
1,545,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	1,709,156
1,930,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	2,103,700
550,000	Blackboard, Inc., 7.750%, 11/15/2019, 144A	541,750
170,000	Camelot Finance S.A., 7.875%, 10/15/2024, 144A	175,313
60,000	CommScope Technologies Finance LLC, 6.000%, 6/15/2025, 144A	63,975
75,000	CommScope, Inc., 4.375%, 6/15/2020, 144A	77,250
330,000	CommScope, Inc., 5.000%, 6/15/2021, 144A	341,550
190,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp., 5.875%, 6/15/2021, 144A	201,870
1,440,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp., 6.020%, 6/15/2026, 144A	1,578,676
580,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp., 7.125%, 6/15/2024, 144A	637,912
480,000	Equinix, Inc., 5.375%, 1/01/2022	507,600
430,000	First Data Corp., 5.000%, 1/15/2024, 144A	436,450
800,000	First Data Corp., 7.000%, 12/01/2023, 144A	846,000
200,000	IMS Health, Inc., 5.000%, 10/15/2026, 144A	208,000
55,000	Micron Technology, Inc., 5.250%, 1/15/2024, 144A	52,800
360,000	Micron Technology, Inc., 5.500%, 2/01/2025	352,800
210,000	Microsemi Corp., 9.125%, 4/15/2023, 144A	239,400
515,000	Open Text Corp., 5.625%, 1/15/2023, 144A	525,300
190,000	Open Text Corp., 5.875%, 6/01/2026, 144A	198,788
275,000	Sabre GLBL, Inc., 5.250%, 11/15/2023, 144A	279,812
405,000	Sabre GLBL, Inc., 5.375%, 4/15/2023, 144A	416,137
235,000	Western Digital Corp., 7.375%, 4/01/2023, 144A	258,500
755,000	Western Digital Corp., 10.500%, 4/01/2024, 144A	875,800

		12,628,539

	Transportation Services — 0.1%
275,000	APL Ltd., 8.000%, 1/15/2024(e)(f)	181,500

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2016

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Treasuries — 1.7%
55,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2035, (EUR)(g)	$36,392
55,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2036, (EUR)(g)	36,512
20,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2041, (EUR)(g)	13,052
107,066(††)	Mexican Fixed Rate Bonds, Series M, 4.750%, 6/14/2018, (MXN)	547,216
142,200(††)	Mexican Fixed Rate Bonds, Series M, 5.750%, 3/05/2026, (MXN)	719,122
131,500(††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/10/2021, (MXN)	698,713
151,030(††)	Mexican Fixed Rate Bonds, Series M-20, 10.000%, 12/05/2024, (MXN)	983,998

		3,035,005

	Wireless — 3.7%
100,000	Altice Luxembourg S.A., 7.250%, 5/15/2022, 144A, (EUR)	118,401
355,000	Altice Luxembourg S.A., 7.625%, 2/15/2025, 144A	363,875
785,000	Altice Luxembourg S.A., 7.750%, 5/15/2022, 144A	837,988
6,000,000	America Movil SAB de CV, 6.450%, 12/05/2022, (MXN)	301,396
6,100,000	America Movil SAB de CV, 8.460%, 12/18/2036, (MXN)	311,363
605,000	SFR Group S.A., 7.375%, 5/01/2026, 144A	618,425
786,000	Sprint Capital Corp., 6.875%, 11/15/2028	737,858
1,420,000	Sprint Corp., 7.250%, 9/15/2021	1,425,325
605,000	T-Mobile USA, Inc., 6.000%, 4/15/2024	647,350
370,000	T-Mobile USA, Inc., 6.125%, 1/15/2022	393,125
515,000	T-Mobile USA, Inc., 6.731%, 4/28/2022	540,750
200,000	Wind Acquisition Finance S.A., 4.750%, 7/15/2020, 144A	201,500

		6,497,356

	Wirelines — 2.7%
705,000	CenturyLink, Inc., 7.650%, 3/15/2042	608,062
30,000	CenturyLink, Inc., Series T, 5.800%, 3/15/2022	30,750
130,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	123,663
60,000,000	Empresa de Telecomunicaniones de Bogota, 7.000%, 1/17/2023, 144A, (COP)	15,138
405,000	Frontier Communications Corp., 9.000%, 8/15/2031	372,600
340,000	Frontier Communications Corp., 10.500%, 9/15/2022	360,400
15,000	Frontier Communications Corp., 11.000%, 9/15/2025	15,656
705,000	Level 3 Communications, Inc., 5.750%, 12/01/2022	736,725
1,545,000	Level 3 Financing, Inc., 5.250%, 3/15/2026, 144A	1,595,212
345,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	351,038
35,000	Telecom Italia Capital S.A., 7.721%, 6/04/2038	38,325
450,000	Telecom Italia SpA, 5.303%, 5/30/2024, 144A	460,066

		4,707,635

	Total Non-Convertible Bonds (Identified Cost $150,365,268)	149,660,180

Convertible Bonds — 3.2%
	Building Materials — 0.0%
25,000	CalAtlantic Group, Inc., 0.250%, 6/01/2019	23,156

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Diversified Operations — 0.1%
$160,000	RWT Holdings, Inc., 5.625%, 11/15/2019	$162,000

	Healthcare — 0.3%
595,000	Brookdale Senior Living, Inc., 2.750%, 6/15/2018	590,909

	Leisure — 0.4%
685,000	Rovi Corp., 0.500%, 3/01/2020	682,623

	Media Entertainment — 0.2%
265,000	Liberty Media Corp., 2.250%, 9/30/2046, 144A	275,103

	Metals & Mining — 0.0%
25,000	RTI International Metals, Inc., 1.625%, 10/15/2019	26,656

	Midstream — 0.6%
1,068,000	Whiting Petroleum Corp., Series 2, 1.250%, 6/05/2020	1,025,280

	Pharmaceuticals — 0.8%
604,000	BioMarin Pharmaceutical, Inc., 1.500%, 10/15/2020	753,113
765,000	Ionis Pharmaceuticals, Inc., 1.000%, 11/15/2021	711,928

		1,465,041

	Technology — 0.8%
30,000	Advanced Micro Devices, Inc., 2.125%, 9/01/2026	32,625
5,000	CalAmp Corp., 1.625%, 5/15/2020	4,625
260,000	Cypress Semiconductor Corp., 4.500%, 1/15/2022, 144A	293,963
180,000	Micron Technology, Inc., Series G, 3.000%, 11/15/2043	159,975
845,000	Nuance Communications, Inc., 1.000%, 12/15/2035, 144A	735,150
205,000	Viavi Solutions, Inc., 0.625%, 8/15/2033	203,975

		1,430,313

	Total Convertible Bonds (Identified Cost $5,745,898)	5,681,081

	Total Bonds and Notes (Identified Cost $156,111,166)	155,341,261

Senior Loans — 1.8%
	Consumer Cyclical Services — 0.2%
468,419	SourceHov LLC, 2014 1st Lien Term Loan, 7.750%, 10/31/2019(b)	390,544

	Independent Energy — 0.3%
531,086	Chesapeake Energy Corp., Term Loan, 8.500%, 8/23/2021(b)	557,141

	Media Entertainment — 0.0%
26,479	Dex Media, Inc., Term Loan, 11.000%, 7/29/2021(b)	25,222

	Other Utility — 0.2%
239,982	PowerTeam Services LLC, 1st Lien Term Loan, 4.250%, 5/06/2020(b)	239,082
95,000	PowerTeam Services LLC, 2nd Lien Term Loan, 8.250%, 11/06/2020(b)	94,525

		333,607

	Supermarkets — 0.3%
467,128	Albertson’s LLC, 2016 Term Loan B4, 4.500%, 8/25/2021(b)	470,524

	Transportation Services — 0.0%
82,401	OSG Bulk Ships, Inc., OBS Term Loan, 5.250%, 8/05/2019(b)	82,091

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of September 30, 2016

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Wirelines — 0.8%
$1,206,250	Fairpoint Communications, Inc., Refi Term Loan, 7.500%, 2/14/2019(b)	$1,205,599
159,324	Integra Telecom, Inc., 2nd Lien Term Loan, 9.750%, 2/12/2021(b)(e)(f)	150,561

		1,356,160

	Total Senior Loans (Identified Cost $3,297,748)	3,215,289

Shares
Preferred Stocks — 2.2%
Convertible Preferred Stocks — 1.9%
	Food & Beverage — 0.2%
3,415	Bunge Ltd., 4.875%	324,791

	Midstream — 0.3%
988	Chesapeake Energy Corp., 5.750%(i)	522,405
20	Chesapeake Energy Corp., 5.750%, 144A(i)	10,575
137	Chesapeake Energy Corp., 5.750%(i)	71,326

		604,306

	Pharmaceuticals — 1.0%
888	Allergan PLC, Series A, 5.500%	729,608
1,439	Teva Pharmaceutical Industries Ltd., 7.000%	1,165,014

		1,894,622

	REITs – Mortgage — 0.1%
2,107	iStar, Inc., Series J, 4.500%	103,095

	Technology — 0.3%
4,850	Belden, Inc., 6.750%	487,085

	Total Convertible Preferred Stocks (Identified Cost $3,807,099)	3,413,899

Non-Convertible Preferred Stocks — 0.3%
	Finance Companies — 0.3%
12,925	iStar, Inc., Series E, 7.875%	314,466
7,500	iStar, Inc., Series F, 7.800%	183,075
550	iStar, Inc., Series G, 7.650%	13,233

		510,774

	Total Non-Convertible Preferred Stocks (Identified Cost $417,822)	510,774

	Total Preferred Stocks (Identified Cost $4,224,921)	3,924,673

Other Investments — 0.6%
	Aircraft ABS — 0.6%
100	ECAF I Blocker Ltd.(e)(j) (Identified Cost $1,000,000)	985,586

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles High Income Fund – (continued)

Shares	Description	Value (†)
Common Stocks — 0.7%
	Energy Equipment & Services — 0.0%
4,625	Hercules Offshore, Inc.(i)	$8,001

	Internet Software & Services — 0.0%
4,113	Dex Media, Inc.(i)(j)	8,177

	Oil, Gas & Consumable Fuels — 0.5%
12,992	Halcon Resources Corp.(i)	121,865
14,882	Kinder Morgan, Inc.	344,221
17,250	Rex Energy Corp.(i)	10,072
49,233	Whiting Petroleum Corp.(i)	430,296

		906,454

	Pharmaceuticals — 0.2%
5,539	Bristol-Myers Squibb Co.	298,663

	Total Common Stocks (Identified Cost $3,087,477)	1,221,295

Warrants — 0.0%
22,512	Kinder Morgan, Inc., Expiration on 5/25/2017 at $40.00(i)	349
10,360	FairPoint Communications, Inc., Expiration on 1/24/2018 at $48.81(e)(i)(j)	—
3,528	Halcon Resources Corp., Expiration on 9/9/2020 at $14.04(i)(j)	5,383

	Total Warrants (Identified Cost $29,891)	5,732

Principal Amount (‡)
Short-Term Investments — 5.5%
$9,627,235	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2016 at 0.030% to be repurchased at $9,627,259 on 10/03/2016 collateralized by $8,940,000 U.S. Treasury Note, 2.750% due 2/15/2024 valued at $9,822,825 including accrued interest (Note 2 of Notes to Financial Statements)	9,627,235
12,523	Repurchase Agreement with State Street Bank and Trust Company, dated 9/30/2016 at 0.000% to be repurchased at $12,523 on 10/03/2016 collateralized by $12,600 U.S. Treasury Note, 1.500% due 8/31/2018 valued at $12,786 including accrued interest (Note 2 of Notes to Financial Statements)	12,523

	Total Short-Term Investments (Identified Cost $9,639,758)	9,639,758

	Total Investments — 98.9% (Identified Cost $177,390,961)(a)	174,333,594
	Other assets less liabilities — 1.1%	1,942,867

	Net Assets — 100.0%	$176,276,461

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of September 30, 2016

Loomis Sayles High Income Fund – (continued)

(a)	Federal Tax Information:
At September 30, 2016, the net unrealized depreciation on investments based on a cost of $177,504,166 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$9,142,529
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(12,313,101)

	Net unrealized depreciation	$(3,170,572)

(b)	Variable rate security. Rate as of September 30, 2016 is disclosed.
(c)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities. For the period ended September 30, 2016, interest payments were made in cash and additional debt securities.
(d)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(e)	Illiquid security. (Unaudited)
(f)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2016, the value of these securities amounted to $1,828,035 or 1.0% of net assets. See Note 2 of Notes to Financial Statements.
(g)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(h)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities. For the period ended September 30, 2016, the issuer has not made any interest payments.
(i)	Non-income producing security.
(j)	Fair valued by the Fund’s adviser. At September 30, 2016, the value of these securities amounted to $1,097,873 or 0.6% of net assets. See Note 2 of Notes to Financial Statements.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, the value of Rule 144A holdings amounted to $60,581,057 or 34.4% of net assets.
ABS	Asset-Backed Securities
GMTN	Global Medium Term Note
MTN	Medium Term Note
PIK	Payment-in-Kind
REITs	Real Estate Investment Trusts

BRL	Brazilian Real
COP	Colombian Peso
EUR	Euro
INR	Indian Rupee
MXN	Mexican Peso

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles High Income Fund – (continued)

At September 30, 2016, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units of Currency	Notional Value	Unrealized Appreciation (Depreciation)
Sell[1]	12/21/2016	Euro	170,000	$191,659	$233

1 Counterparty is Bank of America, N.A.

Industry Summary at September 30, 2016

Technology	8.3%
Independent Energy	7.8
Cable Satellite	7.2
Midstream	6.4
Finance Companies	5.8
Healthcare	4.6
Pharmaceuticals	4.4
Banking	3.9
Wireless	3.7
Wirelines	3.5
Aerospace & Defense	2.8
Metals & Mining	2.6
Supranational	2.4
Government Owned – No Guarantee	2.3
Non-Agency Commercial Mortgage-Backed Securities	2.0
Other Investments, less than 2% each	25.7
Short-Term Investments	5.5

Total Investments	98.9
Other assets less liabilities (including forward foreign currency contracts)	1.1

Net Assets	100.0%

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Intermediate Duration Bond Fund

Principal Amount	Description	Value (†)
Bonds and Notes — 96.2% of Net Assets
Non-Convertible Bonds — 96.0%
	ABS Car Loan — 7.2%
$89,000	AmeriCredit Automobile Receivables Trust, Series 2014-1, Class B, 1.680%, 7/08/2019	$89,223
147,000	AmeriCredit Automobile Receivables Trust, Series 2014-4, Class C, 2.470%, 11/09/2020	149,175
375,000	AmeriCredit Automobile Receivables Trust, Series 2015-3, Class C, 2.730%, 3/08/2021	382,602
152,000	AmeriCredit Automobile Receivables Trust, Series 2016-1, Class C, 2.890%, 1/10/2022	156,134
72,000	AmeriCredit Automobile Receivables Trust, Series 2016-2, Class C, 2.870%, 11/08/2021	73,880
160,000	AmeriCredit Automobile Receivables Trust, Series 2016-3, Class C, 2.240%, 4/08/2022	161,254
210,000	Avis Budget Rental Car Funding AESOP LLC, Series 2014-1A, Class A, 2.460%, 7/20/2020, 144A	212,130
360,000	Avis Budget Rental Car Funding AESOP LLC, Series 2016-1A, Class A, 2.990%, 6/20/2022, 144A	368,893
57,648	California Republic Auto Receivables Trust, Series 2013-2, Class A2, 1.230%, 3/15/2019	57,694
225,000	California Republic Auto Receivables Trust, Series 2016-2, Class A3, 1.560%, 7/15/2020	225,869
52,327	Capital Auto Receivables Asset Trust, Series 2014-2, Class A3, 1.260%, 5/21/2018	52,354
371,000	Capital Auto Receivables Asset Trust, Series 2015-1, Class A3, 1.610%, 6/20/2019	372,594
2,232	CarFinance Capital Auto Trust, Series 2014-1A, Class A, 1.460%, 12/17/2018, 144A	2,232
126,211	CarFinance Capital Auto Trust, Series 2014-2A, Class A, 1.440%, 11/16/2020, 144A	126,057
20,517	CarMax Auto Owner Trust, Series 2013-4, Class A3, 0.800%, 7/16/2018	20,510
33,295	CarMax Auto Owner Trust, Series 2014-1, Class A3, 0.790%, 10/15/2018	33,275
9,312	CPS Auto Receivables Trust, Series 2013-D, Class A, 1.540%, 7/16/2018, 144A	9,316
64,229	CPS Auto Receivables Trust, Series 2014-C, Class A, 1.310%, 2/15/2019, 144A	64,194
465,000	CPS Auto Receivables Trust, Series 2015-A, Class B, 2.790%, 2/16/2021, 144A	471,525
345,000	Credit Acceptance Auto Loan Trust, Series 2014-2A, Class A, 1.880%, 3/15/2022, 144A	345,665
275,000	Credit Acceptance Auto Loan Trust, Series 2015-1A, Class B, 2.610%, 1/17/2023, 144A	276,577
800,000	Credit Acceptance Auto Loan Trust, Series 2016-2A, Class B, 3.180%, 5/15/2024, 144A	813,407
322,000	Drive Auto Receivables Trust, Series 2015-BA, Class C, 2.760%, 7/15/2021, 144A	324,686
362,000	Drive Auto Receivables Trust, Series 2016-BA, Class C, 3.190%, 7/15/2022, 144A	368,442
107,000	DT Auto Owner Trust, Series 2015-2A, Class D, 4.250%, 2/15/2022, 144A	108,976
335,000	DT Auto Owner Trust, Series 2015-3A, Class D, 4.530%, 10/17/2022, 144A	342,943
255,000	DT Auto Owner Trust, Series 2016-2A, Class D, 5.430%, 11/15/2022, 144A	267,670
440,000	DT Auto Owner Trust, Series 2016-4A, Class C, 2.740%, 10/17/2022, 144A	439,742

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	ABS Car Loan — continued
$76,020	Exeter Automobile Receivables Trust, Series 2014-1A, Class B, 2.420%, 1/15/2019, 144A	$76,069
8,457	Exeter Automobile Receivables Trust, Series 2014-3A, Class A, 1.320%, 1/15/2019, 144A	8,446
36,982	First Investors Auto Owner Trust, Series 2013-3A, Class A3, 1.440%, 10/15/2019, 144A	36,989
40,791	First Investors Auto Owner Trust, Series 2014-1A, Class A3, 1.490%, 1/15/2020, 144A	40,805
290,000	Flagship Credit Auto Trust, Series 2015-2B, 3.080%, 12/15/2021, 144A	295,291
195,000	Flagship Credit Auto Trust, Series 2016-2, Class B, 3.840%, 9/15/2022, 144A	203,321
135,000	Flagship Credit Auto Trust, Series 2016-3, Class B, 2.430%, 6/15/2021, 144A	135,984
115,000	Ford Credit Auto Owner Trust/Ford Credit, Series 2014-1, Class A, 2.260%, 11/15/2025, 144A	117,236
230,000	Ford Credit Auto Owner Trust/Ford Credit, Series 2014-2, Class A, 2.310%, 4/15/2026, 144A	235,147
705,000	Ford Credit Auto Owner Trust/Ford Credit, Series 2016-2, Class A, 2.030%, 12/15/2027, 144A	711,063
590,000	GM Financial Automobile Leasing Trust, Series 2016-2, Class A3, 1.620%, 9/20/2019	593,089
490,000	Hyundai Auto Lease Securitization Trust, Series 2016-C, Class A4, 1.650%, 7/15/2020, 144A	490,238
595,000	NextGear Floorplan Master Owner Trust, Series 2014-1A, Class A, 1.920%, 10/15/2019, 144A	593,397
299,000	Prestige Auto Receivables Trust, Series 2015-1, Class A3, 1.530%, 2/15/2021, 144A	299,461
121,000	Santander Drive Auto Receivables Trust, Series 2015-4, Class C, 2.970%, 3/15/2021	123,221
188,000	Santander Drive Auto Receivables Trust, Series 2016-2, Class C, 2.660%, 11/15/2021	190,939
76,835	SMART Trust/Australia, Series 2013-1US, Class A4A, 1.050%, 10/14/2018	76,752
138,514	SMART Trust/Australia, Series 2013-2US, Class A4A, 1.180%, 2/14/2019	137,987
279,394	World Omni Auto Receivables Trust, Series 2014-B, Class A3, 1.140%, 1/15/2020	279,627
640,000	World Omni Auto Receivables Trust, Series 2016-B, Class A3, 1.300%, 2/15/2022	640,376

		11,602,457

	ABS Credit Card — 2.0%
434,000	Bank of America Credit Card Trust, Series 2015-A2, Class A, 1.360%, 9/15/2020	435,759
415,000	Barclays Dryrock Issuance Trust, Series 2014-3, Class A, 2.410%, 7/15/2022	427,595
1,085,000	Chase Issuance Trust, Series 2016-A4, Class A4, 1.490%, 7/15/2022	1,088,616
260,000	Citibank Credit Card Issuance Trust, Series 2014-A1, Class A1, 2.880%, 1/23/2023	275,314
470,000	Synchrony Credit Card Master Note Trust, Series 2016-3, Class A, 1.580%, 9/15/2022	470,926
501,000	World Financial Network Credit Card Master Trust, Series 2012-A, Class A, 3.140%, 1/17/2023	521,370

		3,219,580

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	ABS Home Equity — 1.2%
$329,364	Colony American Finance Ltd., Series 2015-1, Class A, 2.896%, 10/15/2047, 144A	$333,422
221,076	Colony American Homes, Series 2014-1A, Class A, 1.681%, 5/17/2031, 144A(b)	221,183
26,074	Countrywide Alternative Loan Trust, Series 2006-J5, Class 4A1, 4.633%, 7/25/2021(b)(c)	23,756
17,729	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 5.115%, 2/25/2035(b)	17,988
500,000	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M2, 2.375%, 10/25/2027(b)	508,624
226,427	Mill City Mortgage Trust, Series 2016-1, Class A1, 2.500%, 4/25/2057, 144A(b)	227,694
20,473	RBSSP Resecuritization Trust, Series 2010-3, Class 9A1, 5.500%, 2/26/2035, 144A	20,635
199,135	Towd Point Mortgage Trust, Series 2015-2, Class 1AE2, 2.750%, 11/25/2060, 144A(b)	201,594
319,992	Towd Point Mortgage Trust, Series 2016-2, Class A1A, 2.750%, 8/25/2055, 144A(b)	324,238
90,628	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR10, Class 2A4, 2.956%, 5/01/2035(b)	93,799

		1,972,933

	ABS Other — 1.5%
39,271	CCG Receivables Trust, Series 2014-1, Class A2, 1.060%, 11/15/2021, 144A	39,233
132,975	DB Master Finance LLC, Series 2015-1A, Class A2I, 3.262%, 2/20/2045, 144A	133,666
42,646	FRS I LLC, Series 2013-1A, Class A1, 1.800%, 4/15/2043, 144A	41,822
37,958	Global Container Assets Ltd., Series 2013-1A, Class A1, 2.200%, 11/05/2028, 144A	37,886
398,000	John Deere Owner Trust, Series 2014-B, Class A4, 1.500%, 6/15/2021	399,802
190,263	OneMain Financial Issuance Trust, Series 2014-2A, Class A, 2.470%, 9/18/2024, 144A	190,686
385,000	OneMain Financial Issuance Trust, Series 2015-1A, Class A, 3.190%, 3/18/2026, 144A	388,922
350,000	OneMain Financial Issuance Trust, Series 2016-1A, Class A, 3.660%, 2/20/2029, 144A	358,906
245,779	Shenton Aircraft Investment I Ltd., Series 2015-1A, Class A, 4.750%, 10/15/2042, 144A	239,344
102,478	Springleaf Funding Trust, Series 2014-AA, Class A, 2.410%, 12/15/2022, 144A	102,609
203,958	TAL Advantage V LLC, Series 2014-1A, Class A, 3.510%, 2/22/2039, 144A	200,604
85,015	TAL Advantage V LLC, Series 2014-2A, Class A2, 3.330%, 5/20/2039, 144A	83,285
204,167	TAL Advantage V LLC, Series 2014-3A, Class A, 3.270%, 11/21/2039, 144A	198,982

		2,415,747

	ABS Student Loan — 1.1%
425,726	North Carolina State Education Assistance Authority, Series 2011-2, Class A2, 1.515%, 7/25/2025(b)	423,065
165,734	SoFi Professional Loan Program LLC, Series 2015-A, Class A2, 2.420%, 3/25/2030, 144A	167,789
528,194	SoFi Professional Loan Program LLC, Series 2015-C, Class A2, 2.510%, 8/25/2033, 144A	537,415
295,000	SoFi Professional Loan Program LLC, Series 2016-B, Class A2B, 2.740%, 10/25/2032, 144A	302,447
386,359	South Carolina Student Loan Corp., Series 2010-1, Class A2, 1.715%, 7/25/2025(b)	387,974

		1,818,690

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Aerospace & Defense — 0.3%
$54,000	Rockwell Collins, Inc., 1.200%, 12/15/2016(b)	$54,035
450,000	Rolls-Royce PLC, 2.375%, 10/14/2020, 144A	457,754

		511,789

	Agency Commercial Mortgage-Backed Securities — 4.5%
648,018	FHLMC Multifamily Structured Pass Through Certificates, Series K013, Class A2, 3.974%, 1/25/2021	710,644
509,476	FHLMC Multifamily Structured Pass Through Certificates, Series K029, Class A2, 3.320%, 2/25/2023(b)	556,115
701,647	FHLMC Multifamily Structured Pass Through Certificates, Series K042, Class A2, 2.670%, 12/25/2024	737,552
371,879	FHLMC Multifamily Structured Pass Through Certificates, Series K704, Class A2, 2.412%, 8/25/2018	378,797
923,523	FHLMC Multifamily Structured Pass Through Certificates, Series K708, Class A2, 2.130%, 1/25/2019	939,171
321,775	FHLMC Multifamily Structured Pass Through Certificates, Series K709, Class A2, 2.086%, 3/25/2019	327,282
1,304,975	FHLMC Multifamily Structured Pass Through Certificates, Series K710, Class A2, 1.883%, 5/25/2019	1,323,249
1,014,484	FHLMC Multifamily Structured Pass Through Certificates, Series K711, Class A2, 1.730%, 7/25/2019	1,025,536
625,673	FHLMC Multifamily Structured Pass Through Certificates, Series KLH2, Class A, 1.225%, 11/25/2022(b)	626,457
603,327	FHLMC Multifamily Structured Pass Through Certificates, Series KP03, Class A2, 1.780%, 7/25/2019	608,881

		7,233,684

	Airlines — 0.6%
485,000	American Airlines Pass Through Trust, Series 2016-3, Class A, 3.250%, 4/15/2030	487,488
74,239	Delta Air Lines Pass Through Trust, Series 2009-1, Class A, 7.750%, 6/17/2021	83,919
371,435	Latam Airlines Pass Through Trust, Series 2015-1, Class A, 4.200%, 8/15/2029	363,078

		934,485

	Automotive — 1.9%
500,000	American Honda Finance Corp., MTN, 1.200%, 7/12/2019	497,071
447,000	American Honda Finance Corp., MTN, 1.600%, 7/13/2018	450,681
585,000	BMW U.S. Capital LLC, 1.850%, 9/15/2021, 144A	583,332
220,000	Daimler Finance North America LLC, 2.450%, 5/18/2020, 144A	224,644
45,000	Delphi Automotive PLC, 3.150%, 11/19/2020	46,594
360,000	Ford Motor Credit Co. LLC, 2.459%, 3/27/2020	363,359
326,000	General Motors Financial Co., Inc., 3.450%, 4/10/2022	330,664
331,000	General Motors Financial Co., Inc., 4.250%, 5/15/2023	343,785
103,000	Magna International, Inc., 3.625%, 6/15/2024	108,271
150,000	PACCAR Financial Corp., MTN, 1.200%, 8/12/2019	149,559

		3,097,960

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Banking — 15.1%
$530,000	ABN AMRO Bank NV, 1.800%, 9/20/2019, 144A	$530,456
105,000	Bank of America Corp., 6.000%, 9/01/2017	109,182
365,000	Bank of Montreal, MTN, 1.500%, 7/18/2019	364,228
700,000	Bank of Montreal, MTN, 1.900%, 8/27/2021	696,344
49,000	Bank of Montreal, MTN, 1.400%, 9/11/2017	49,030
415,000	Bank of New York Mellon Corp. (The), MTN, 2.450%, 8/17/2026	412,461
845,000	Bank of Nova Scotia, 1.650%, 6/14/2019	846,494
505,000	Barclays PLC, 3.200%, 8/10/2021	507,655
295,000	Bear Stearns Cos. LLC (The), 7.250%, 2/01/2018	316,801
490,000	BNZ International Funding Ltd., 2.100%, 9/14/2021, 144A	487,781
750,000	Canadian Imperial Bank of Commerce, 1.600%, 9/06/2019	750,005
520,000	Capital One NA, 2.250%, 9/13/2021	519,803
220,000	Citigroup, Inc., 4.450%, 9/29/2027	230,224
430,000	Citizens Bank NA, Series BKNT, 2.500%, 3/14/2019	436,988
250,000	Comerica Bank, 2.500%, 6/02/2020	255,307
745,000	Commonwealth Bank of Australia, 2.000%, 9/06/2021, 144A	743,976
485,000	Cooperatieve Rabobank UA, 4.625%, 12/01/2023	523,754
450,000	Credit Suisse Group Funding Guernsey Ltd., 3.800%, 6/09/2023, 144A	455,976
525,000	Danske Bank AS, 2.000%, 9/08/2021, 144A	524,652
693,000	Deutsche Bank AG, GMTN, 3.375%, 5/12/2021	677,893
780,000	Fifth Third Bank, Series BKNT, 1.625%, 9/27/2019	779,556
215,000	Goldman Sachs Group, Inc. (The), 2.750%, 9/15/2020	220,230
259,000	Goldman Sachs Group, Inc. (The), 5.950%, 1/18/2018	273,254
185,000	HSBC USA, Inc., 2.375%, 11/13/2019	187,273
430,000	ING Bank NV, 2.050%, 8/15/2021, 144A	430,476
246,000	JPMorgan Chase & Co., 6.000%, 1/15/2018	259,903
585,000	JPMorgan Chase Bank NA, 1.650%, 9/23/2019	586,845
555,000	Key Bank NA, Series BKNT, 1.600%, 8/22/2019	555,047
445,000	Lloyds Bank PLC, 1.750%, 3/16/2018	445,255
532,000	Macquarie Bank Ltd., 1.600%, 10/27/2017, 144A	532,810
116,000	Merrill Lynch & Co., Inc., MTN, 6.875%, 4/25/2018	125,148
219,000	Merrill Lynch & Co., Inc., Series C, GMTN, 6.400%, 8/28/2017	228,489
460,000	Mizuho Bank Ltd., 1.800%, 3/26/2018, 144A	460,948
535,000	Morgan Stanley, Series F, GMTN, 6.625%, 4/01/2018	573,242
295,000	National Bank of Canada, 2.100%, 12/14/2018	298,749
540,000	Nordea Bank AB, 1.625%, 9/30/2019, 144A	539,152
317,000	Royal Bank of Canada, 1.400%, 10/13/2017	317,168
652,000	Royal Bank of Canada, GMTN, 1.625%, 4/15/2019	653,470
305,000	Santander Bank NA, 2.000%, 1/12/2018	305,038
604,000	Santander Holdings USA, Inc., 2.700%, 5/24/2019	611,542
365,000	Santander UK Group Holdings PLC, 4.750%, 9/15/2025, 144A	365,410
380,000	Santander UK PLC, 2.500%, 3/14/2019	385,666
675,000	Skandinaviska Enskilda Banken AB, 1.875%, 9/13/2021	669,634
815,000	Societe Generale S.A., 5.000%, 1/17/2024, 144A	850,982
370,000	Standard Chartered PLC, 4.050%, 4/12/2026, 144A	381,522
875,000	Sumitomo Mitsui Financial Group, Inc., 2.058%, 7/14/2021	867,867
525,000	Svenska Handelsbanken AB, Series BKNT, 1.500%, 9/06/2019	523,283

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Banking — continued
$335,000	Svenska Handelsbanken AB, Series BKNT, 1.875%, 9/07/2021	$333,176
740,000	Toronto-Dominion Bank (The), GMTN, 1.450%, 9/06/2018	741,297
620,000	UBS Group Funding Jersey Ltd., 2.650%, 2/01/2022, 144A	618,846
770,000	Wells Fargo Bank NA, 1.750%, 5/24/2019	773,464
60,000	Westpac Banking Corp., 2.000%, 8/19/2021	59,903

		24,393,655

	Brokerage — 0.3%
390,000	Ameriprise Financial, Inc., 2.875%, 9/15/2026	390,919
75,000	Brookfield Finance, Inc., 4.250%, 6/02/2026	77,461

		468,380

	Building Materials — 0.1%
107,000	Fortune Brands Home & Security, Inc., 3.000%, 6/15/2020	110,182
40,000	Masco Corp., 3.500%, 4/01/2021	41,400
27,000	Masco Corp., 7.125%, 3/15/2020	31,050

		182,632

	Cable Satellite — 0.1%
170,000	Cox Enterprises, Inc., 7.375%, 7/15/2027, 144A	208,674

	Chemicals — 0.8%
535,000	Air Liquide Finance S.A., 2.500%, 9/27/2026, 144A	537,033
107,000	Airgas, Inc., 3.050%, 8/01/2020	111,042
107,000	Albemarle Corp., 3.000%, 12/01/2019	110,394
125,000	Eastman Chemical Co., 4.500%, 1/15/2021	136,319
45,000	Methanex Corp., 3.250%, 12/15/2019	44,492
360,000	Westlake Chemical Corp., 3.600%, 8/15/2026, 144A	361,021

		1,300,301

	Collateralized Mortgage Obligations — 1.8%
230,741	Government National Mortgage Association, Series 2014-H14, Class FA, 0.994%, 7/20/2064(b)	229,406
162,632	Government National Mortgage Association, Series 2014-H15, Class FA, 0.994%, 7/20/2064(b)	161,583
629,014	Government National Mortgage Association, Series 2015-H10, Class JA, 2.250%, 4/20/2065	629,580
642,084	Government National Mortgage Association, Series 2016-H06, Class FC, 1.414%, 2/20/2066(b)	646,735
1,313,210	Government National Mortgage Association, Series 2016-H10, Class FJ, 1.123%, 4/20/2066(b)	1,312,741

		2,980,045

	Construction Machinery — 0.8%
835,000	Caterpillar Financial Services Corp., 1.700%, 8/09/2021	828,485
174,000	John Deere Capital Corp., 2.450%, 9/11/2020	179,247
220,000	John Deere Capital Corp., MTN, 1.250%, 10/09/2019	218,560

		1,226,292

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Consumer Cyclical Services — 0.3%
$225,000	Alibaba Group Holding Ltd., 2.500%, 11/28/2019	$229,513
67,000	Western Union Co. (The), 3.350%, 5/22/2019	68,647
116,000	Western Union Co. (The), 3.650%, 8/22/2018	119,627

		417,787

	Diversified Manufacturing — 0.7%
430,000	3M Co., 2.250%, 9/19/2026	429,435
650,000	Siemens Financieringsmaatschappij NV, 1.700%, 9/15/2021, 144A	645,065
80,000	Snap-On, Inc., 4.250%, 1/15/2018	83,016

		1,157,516

	Electric — 2.4%
197,000	Delmarva Power & Light Co., 3.500%, 11/15/2023	213,137
385,000	DTE Energy Co., 2.850%, 10/01/2026	383,476
510,000	Duke Energy Corp., 2.650%, 9/01/2026	500,446
130,000	Duke Energy Progress LLC, 1.035%, 3/06/2017(b)	130,082
280,000	Entergy Louisiana LLC, 3.050%, 6/01/2031	287,483
451,000	Exelon Corp., 2.450%, 4/15/2021	460,005
179,000	Exelon Generation Co. LLC, 2.950%, 1/15/2020	184,493
116,000	Exelon Generation Co. LLC, 4.250%, 6/15/2022	124,492
395,000	Fortis, Inc., 2.100%, 10/04/2021, 144A	393,554
188,000	National Rural Utilities Cooperative Finance Corp., (fixed rate to 4/30/2023, variable rate thereafter), 4.750%, 4/30/2043	190,880
280,000	NextEra Energy Capital Holdings, Inc., 1.649%, 9/01/2018	281,106
456,000	NextEra Energy Capital Holdings, Inc., Series F, 2.056%, 9/01/2017	458,474
273,000	Southern Co. (The), 2.750%, 6/15/2020	281,593

		3,889,221

	Finance Companies — 0.5%
617,000	Ares Capital Corp., 3.625%, 1/19/2022	621,019
228,000	FS Investment Corp., 4.750%, 5/15/2022	234,244

		855,263

	Food & Beverage — 0.4%
9,000	Anheuser-Busch Cos. LLC, 5.000%, 3/01/2019	9,753
158,000	Coca-Cola Co. (The), 3.300%, 9/01/2021	170,434
340,000	Flowers Foods, Inc., 3.500%, 10/01/2026	339,263
175,000	Hershey Co. (The), 2.300%, 8/15/2026	173,375

		692,825

	Government Owned – No Guarantee — 1.2%
397,000	Ecopetrol S.A., 5.875%, 9/18/2023	428,264
775,000	Petroleos Mexicanos, 4.625%, 9/21/2023, 144A	776,085
780,000	Sinopec Group Overseas Development 2016 Ltd., 1.750%, 9/29/2019, 144A	774,789

		1,979,138

	Health Insurance — 0.4%
695,000	Aetna, Inc., 1.700%, 6/07/2018	697,214

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Healthcare — 0.6%
$41,000	Agilent Technologies, Inc., 6.500%, 11/01/2017	$43,175
245,000	Express Scripts Holding Co., 3.000%, 7/15/2023	248,845
183,000	Life Technologies Corp., 6.000%, 3/01/2020	204,634
36,000	Quest Diagnostics, Inc., 4.700%, 4/01/2021	39,890
94,000	Quest Diagnostics, Inc., 4.750%, 1/30/2020	102,271
385,000	Thermo Fisher Scientific, Inc., 2.950%, 9/19/2026	382,083

		1,020,898

	Hybrid ARMs — 0.2%
64,056	FHLMC, 2.691%, 1/01/2035(b)	67,772
188,352	FHLMC, 2.946%, 5/01/2036(b)	200,627

		268,399

	Independent Energy — 0.4%
14,000	Anadarko Petroleum Corp., 6.375%, 9/15/2017	14,596
107,000	ConocoPhillips Co., 2.875%, 11/15/2021	109,931
156,000	Devon Energy Corp., 5.850%, 12/15/2025	175,559
179,000	Encana Corp., 6.500%, 5/15/2019	193,300
103,000	Newfield Exploration Co., 5.750%, 1/30/2022	106,347

		599,733

	Industrial Other — 0.4%
245,000	CK Hutchison International 16 Ltd., 2.750%, 10/03/2026, 144A	241,250
440,000	Hutchison Whampoa International 14 Ltd., 1.625%, 10/31/2017, 144A	440,301

		681,551

	Integrated Energy — 0.7%
540,000	BP Capital Markets PLC, 2.112%, 9/16/2021	543,138
340,000	BP Capital Markets PLC, 2.750%, 5/10/2023	345,681
143,000	BP Capital Markets PLC, 3.062%, 3/17/2022	149,794
94,000	Shell International Finance BV, 1.625%, 11/10/2018	94,272

		1,132,885

	Life Insurance — 1.1%
165,000	AIG Global Funding, 1.650%, 12/15/2017, 144A	165,677
402,000	Jackson National Life Global Funding, 3.050%, 4/29/2026, 144A	408,607
371,000	New York Life Global Funding, 1.450%, 12/15/2017, 144A	372,562
286,000	Prudential Financial, Inc., 3.500%, 5/15/2024	299,100
344,000	Reliance Standard Life Global Funding II, 2.150%, 10/15/2018, 144A	346,985
63,000	Unum Group, 5.625%, 9/15/2020	70,334
140,000	Voya Financial, Inc., 3.650%, 6/15/2026	139,371

		1,802,636

	Media Entertainment — 0.6%
95,000	Activision Blizzard, Inc., 2.300%, 9/15/2021, 144A	95,248
112,000	S&P Global, Inc, 3.300%, 8/14/2020	117,570
290,000	S&P Global, Inc., 2.950%, 1/22/2027, 144A	291,543
49,000	Scripps Networks Interactive, Inc., 3.950%, 6/15/2025	51,406
395,000	Viacom, Inc., 3.450%, 10/04/2026	394,886

		950,653

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Metals & Mining — 0.5%
$125,000	Alcoa, Inc., 6.750%, 7/15/2018	$134,687
164,000	Barrick North America Finance LLC, 4.400%, 5/30/2021	179,647
273,000	Glencore Funding LLC, 2.125%, 4/16/2018, 144A	270,739
31,000	Reliance Steel & Aluminum Co., 4.500%, 4/15/2023	32,401
169,000	Rio Tinto Finance USA PLC, 3.500%, 3/22/2022	182,355

		799,829

	Midstream — 1.0%
116,000	DCP Midstream Operating LP, 4.950%, 4/01/2022	118,175
255,000	Energy Transfer Partners LP, 2.500%, 6/15/2018	256,668
125,000	Energy Transfer Partners LP, 4.650%, 6/01/2021	132,778
246,000	Kinder Morgan Energy Partners LP, 4.150%, 3/01/2022	258,157
255,000	Kinder Morgan, Inc., 5.625%, 11/15/2023, 144A	281,147
117,000	National Fuel Gas Co., 5.200%, 7/15/2025	126,480
125,000	Plains All American Pipeline LP/PAA Finance Corp., 3.650%, 6/01/2022	126,710
160,000	Plains All American Pipeline LP/PAA Finance Corp., 3.850%, 10/15/2023	159,152
45,000	TransCanada PipeLines Ltd., 2.500%, 8/01/2022	45,133
143,000	Williams Partners LP, 3.600%, 3/15/2022	145,484

		1,649,884

	Mortgage Related — 3.3%
5,641	FHLMC, 3.000%, 10/01/2026	5,927
609	FHLMC, 6.500%, 1/01/2024	698
100	FHLMC, 8.000%, 7/01/2025	114
217	FNMA, 6.000%, 9/01/2021	223
247,745	GNMA, 4.285%, 2/20/2063	267,293
467,595	GNMA, 4.329%, 2/20/2063	501,264
198,923	GNMA, 4.483%, 10/20/2062	213,438
438,458	GNMA, 4.501%, 4/20/2063	471,948
253,140	GNMA, 4.508%, 4/20/2063	272,490
279,285	GNMA, 4.511%, 5/20/2062	296,033
218,574	GNMA, 4.514%, 5/20/2062	231,354
245,131	GNMA, 4.560%, 3/20/2063	263,939
233,734	GNMA, 4.561%, 3/20/2062	247,357
282,036	GNMA, 4.571%, 2/20/2063	301,911
161,377	GNMA, 4.586%, 7/20/2062	171,998
204,897	GNMA, 4.595%, 6/20/2062	216,863
423,371	GNMA, 4.624%, 11/20/2064	450,261
233,197	GNMA, 4.683%, 8/20/2061	242,382
581,300	GNMA, 4.687%, 5/20/2064	657,457
1,969	GNMA, 6.500%, 12/15/2023	2,270
306	GNMA, 8.500%, 9/15/2022	311
840	GNMA, 9.500%, 1/15/2019	892
489,227	Government National Mortgage Association, Series 2015-H09, Class HA, 1.750%, 3/20/2065	489,673

		5,306,096

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Natural Gas — 0.1%
$107,000	NiSource Finance Corp., 6.125%, 3/01/2022	$127,673

	Non-Agency Commercial Mortgage-Backed Securities — 9.2%
33,483	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-5, Class A4, 5.492%, 2/10/2051	34,258
491,600	CFCRE Commercial Mortgage Trust, Series 2016-C3, Class A3, 3.865%, 1/10/2048	540,907
361,996	CFCRE Commercial Mortgage Trust, Series 2016-C4, Class A4, 3.283%, 5/10/2058	380,316
992,138	Citigroup Commercial Mortgage Trust, Series 2016-GC37, Class A4, 3.314%, 4/10/2049	1,053,170
295,000	Citigroup Commercial Mortgage Trust, Series 2016-P4, Class A2, 2.450%, 7/10/2049	302,467
435,000	Commercial Mortgage Pass Through Certificates, Series 2012-LTRT, Class A2, 3.400%, 10/05/2030, 144A	452,372
263,676	Commercial Mortgage Pass Through Certificates, Series 2013-CR8, Class A5, 3.612%, 6/10/2046(b)	285,927
84,913	Commercial Mortgage Pass Through Certificates, Series 2014-CR14, Class A2, 3.147%, 2/10/2047	87,023
232,393	Commercial Mortgage Pass Through Certificates, Series 2014-CR15, Class A2, 2.928%, 2/10/2047	239,043
205,578	Commercial Mortgage Pass Through Certificates, Series 2014-CR16, Class ASB, 3.653%, 4/10/2047	221,197
478,193	Commercial Mortgage Pass Through Certificates, Series 2014-LC17, Class A3, 3.723%, 10/10/2047	508,868
730,000	Commercial Mortgage Pass Through Certificates, Series 2014-TWC, Class A, 1.377%, 2/13/2032, 144A(b)	728,342
804,436	Commercial Mortgage Pass Through Certificates, Series 2016-DC2, Class A5, 3.765%, 2/10/2049	881,432
226,424	Credit Suisse Mortgage Capital Certificates, Series 2007-C3, Class A4, 5.881%, 6/15/2039(b)	228,786
153,683	Credit Suisse Mortgage Capital Certificates, Series 2007-C4, Class A4, 6.134%, 9/15/2039(b)	157,174
308,963	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040(b)	316,050
84,913	CSAIL Commercial Mortgage Trust, Series 2015-C4, Class ASB, 3.617%, 11/15/2048	91,358
222,006	GP Portfolio Trust, Series 2014-GPP, Class A, 1.474%, 2/15/2027, 144A(b)	221,651
228,914	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049	234,962
203,942	Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444%, 3/10/2039	204,242
340,000	GS Mortgage Securities Corp. Trust, Series 2013-PEMB, Class A, 3.668%, 3/05/2033, 144A(b)	354,829
875,844	GS Mortgage Securities Trust, Series 2007-GG10, Class A4, 5.988%, 8/10/2045(b)	889,058
236,862	GS Mortgage Securities Trust, Series 2014-GC20, Class A3, 3.680%, 4/10/2047	251,695

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Non-Agency Commercial Mortgage-Backed Securities — continued
$344,622	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LD11, Class A4, 5.940%, 6/15/2049(b)	$349,364
88,049	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX, Class A3, 5.420%, 1/15/2049	88,705
120,665	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-C19, Class ASB, 3.584%, 4/15/2047	129,835
313,755	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-FL5, Class A, 1.504%, 7/15/2031, 144A(b)	313,618
520,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2015-SGP, Class A, 2.224%, 7/15/2036, 144A(b)	522,930
276,271	Merrill Lynch Mortgage Trust, Series 2007-C1, Class A4, 6.008%, 6/12/2050(b)	280,992
389,059	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-5, Class A4, 5.378%, 8/12/2048	390,944
211,835	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.485%, 3/12/2051(b)	213,962
263,676	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class A3, 3.669%, 2/15/2047	280,965
129,604	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class A4, 3.306%, 4/15/2048	138,137
701,647	Morgan Stanley Capital I Trust, Series 2007-IQ14, Class A4, 5.692%, 4/15/2049(b)	709,284
185,000	SCG Trust, Series 2013-SRP1, Class B, 3.024%, 11/15/2026, 144A(b)	178,739
505,000	UBS-Barclays Commercial Mortgage Trust, Series 2012-TFT, Class A, 2.892%, 6/05/2030, 144A	510,114
366,465	Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A3, 5.889%, 6/15/2049(b)	372,496
376,025	Wachovia Bank Commercial Mortgage Trust, Series 2007-C34, Class A3, 5.678%, 5/15/2046	382,886
201,109	Wells Fargo Commercial Mortgage Trust, Series 2016-C33, Class A4, 3.426%, 3/15/2059	214,942
290,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C35, Class A2, 2.495%, 7/15/2048	298,781
224,134	WFCG Commercial Mortgage Trust, Series 2015-BXRP, Class A, 1.646%, 11/15/2029, 144A(b)	221,092
178,764	WFRBS Commercial Mortgage Trust, Series 2004-C19, Class A3, 3.660%, 3/15/2047	189,807
348,589	WFRBS Commercial Mortgage Trust, Series 2014-C20, Class ABS, 3.638%, 5/15/2047	375,868

		14,828,588

	Oil Field Services — 0.2%
65,000	Nabors Industries, Inc., 4.625%, 9/15/2021	61,254
143,000	Oceaneering International, Inc., 4.650%, 11/15/2024	144,101
89,000	Rowan Cos., Inc., 5.000%, 9/01/2017	89,556
54,000	Schlumberger Holdings Corp., 3.625%, 12/21/2022, 144A	57,886

		352,797

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Pharmaceuticals — 0.9%
$22,000	Amgen, Inc., 2.200%, 5/22/2019	$22,409
147,000	Eli Lilly & Co., 1.950%, 3/15/2019	149,541
215,000	Gilead Sciences, Inc., 2.500%, 9/01/2023	217,279
259,000	Mylan, Inc., 4.200%, 11/29/2023	271,034
775,000	Shire Acquisitions Investments Ireland Designated Activity Co., 1.900%, 9/23/2019	774,602

		1,434,865

	Property & Casualty Insurance — 0.4%
245,000	Berkshire Hathaway Finance Corp., 1.300%, 8/15/2019	245,414
355,000	Old Republic International Corp., 3.875%, 8/26/2026	354,376

		599,790

	Railroads — 0.5%
255,000	Canadian National Railway Co., 1.450%, 12/15/2016	255,152
206,000	CSX Corp., 3.700%, 10/30/2020	220,169
27,000	CSX Corp., 6.150%, 5/01/2037	35,162
215,000	Union Pacific Corp., 3.646%, 2/15/2024	234,845

		745,328

	REITs – Health Care — 0.6%
478,000	HCP, Inc., 4.000%, 12/01/2022	505,141
31,000	Healthcare Realty Trust, Inc., 3.750%, 4/15/2023	31,791
385,000	Ventas Realty LP, 3.250%, 10/15/2026	388,598

		925,530

	REITs – Single Tenant — 0.1%
179,000	Realty Income Corp., 5.875%, 3/15/2035	220,212

	Retailers — 0.8%
335,000	El Puerto de Liverpool SAB de CV, 3.875%, 10/06/2026, 144A	330,645
220,000	Home Depot, Inc. (The), 2.125%, 9/15/2026	216,148
143,000	Ross Stores, Inc., 3.375%, 9/15/2024	152,041
380,000	TJX Cos., Inc. (The), 2.250%, 9/15/2026	373,797
180,000	Walgreens Boots Alliance, Inc., 2.600%, 6/01/2021	184,206

		1,256,837

	Sovereigns — 0.3%
455,000	Republic of Turkey, 5.625%, 3/30/2021	484,575

	Supermarkets — 0.3%
545,000	Kroger Co. (The), 2.650%, 10/15/2026	540,930

	Technology — 1.4%
49,000	Apple, Inc., 2.700%, 5/13/2022	51,203
139,000	Apple, Inc., 2.850%, 2/23/2023	146,327
170,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp., 6.020%, 6/15/2026, 144A	186,372
114,000	Hewlett Packard Enterprise Co., 4.400%, 10/15/2022, 144A	121,559
120,000	Hewlett Packard Enterprise Co., 4.900%, 10/15/2025, 144A	128,077
246,000	HP, Inc., 4.300%, 6/01/2021	266,065
72,000	Ingram Micro, Inc., 4.950%, 12/15/2024	72,862
280,000	Intel Corp., 2.600%, 5/19/2026	285,248

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Technology — continued
$89,000	Jabil Circuit, Inc., 5.625%, 12/15/2020	$96,120
22,000	Jabil Circuit, Inc., 8.250%, 3/15/2018	23,951
36,000	KLA-Tencor Corp., 4.125%, 11/01/2021	38,746
770,000	Pitney Bowes, Inc., 3.375%, 10/01/2021	769,630
67,000	Xerox Corp., 2.800%, 5/15/2020	66,620
89,000	Xerox Corp., 6.350%, 5/15/2018	94,513

		2,347,293

	Tobacco — 0.0%
31,000	Philip Morris International, Inc., 2.900%, 11/15/2021	32,535
5,000	Philip Morris International, Inc., 5.650%, 5/16/2018	5,347

		37,882

	Transportation Services — 0.3%
430,000	TTX Co., 2.600%, 6/15/2020, 144A	438,406

	Treasuries — 26.1%
385,000	U.S. Treasury Note, 0.750%, 7/15/2019	383,752
775,000	U.S. Treasury Note, 0.750%, 8/15/2019	772,305
1,585,000	U.S. Treasury Note, 0.875%, 9/15/2019	1,584,938
2,350,900	U.S. Treasury Note, 1.125%, 2/28/2021	2,352,369
3,735,000	U.S. Treasury Note, 1.125%, 7/31/2021	3,729,603
4,730,000	U.S. Treasury Note, 1.125%, 8/31/2021	4,725,194
661,400	U.S. Treasury Note, 1.250%, 3/31/2021	664,862
5,966,200	U.S. Treasury Note, 1.375%, 1/31/2021	6,031,458
1,395,000	U.S. Treasury Note, 1.375%, 5/31/2021	1,410,094
1,790,000	U.S. Treasury Note, 1.375%, 6/30/2023	1,786,853
5,191,000	U.S. Treasury Note, 1.500%, 8/15/2026	5,140,507
3,771,900	U.S. Treasury Note, 1.625%, 6/30/2020	3,854,116
925,000	U.S. Treasury Note, 1.625%, 5/15/2026	926,229
782,100	U.S. Treasury Note, 1.750%, 4/30/2022	802,019
3,003,200	U.S. Treasury Note, 1.750%, 1/31/2023	3,074,175
2,319,500	U.S. Treasury Note, 1.875%, 8/31/2022	2,393,525
1,805,500	U.S. Treasury Note, 1.875%, 10/31/2022	1,862,698
728,500	U.S. Treasury Note, 2.000%, 11/15/2021	756,900

		42,251,597

	Wireless — 0.3%
385,000	Crown Castle International Corp., 4.875%, 4/15/2022	429,467

	Wirelines — 0.5%
429,000	AT&T, Inc., 3.600%, 2/17/2023	452,206
400,000	Deutsche Telekom International Finance BV, 1.500%, 9/19/2019, 144A	399,856

		852,062

	Total Non-Convertible Bonds (Identified Cost $154,018,415)	155,342,664

See accompanying notes to financial statements.

47  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
Municipals — 0.2%
	New Jersey — 0.2%
$275,000	New Jersey Economic Development Authority Revenue, School Facilities Construction, Refunding, Series QQ, 1.802%, 6/15/2017 (Identified Cost $275,000)	$276,326

	Total Bonds and Notes (Identified Cost $154,293,415)	155,618,990

Short-Term Investments — 3.7%
6,065,192	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2016 at 0.030% to be repurchased at $6,065,207 on 10/03/2016 collateralized by $5,005,000 U.S. Treasury Note, 2.500% due 8/15/2023 valued at $5,399,144; $795,000 U.S. Treasury Note, 0.750% due 9/30/2018 valued at $795,000 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $6,065,192)	6,065,192

	Total Investments — 99.9% (Identified Cost $160,358,607)(a)	161,684,182
	Other assets less liabilities — 0.1%	129,342

	Net Assets — 100.0%	$161,813,524

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At September 30, 2016, the net unrealized appreciation on investments based on a cost of $160,672,016 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$1,769,978
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(757,812)

	Net unrealized appreciation	$1,012,166

(b)	Variable rate security. Rate as of September 30, 2016 is disclosed.
(c)	Fair valued by the Fund’s adviser. At September 30, 2016, the value of this security amounted to $23,756 or less than 0.1% of net assets.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, the value of Rule 144A holdings amounted to $32,103,749 or 19.8% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
GNMA	Government National Mortgage Association
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

|  48

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Industry Summary at September 30, 2016

Treasuries	26.1%
Banking	15.1
Non-Agency Commercial Mortgage-Backed Securities	9.2
ABS Car Loan	7.2
Agency Commercial Mortgage-Backed Securities	4.5
Mortgage Related	3.3
Electric	2.4
ABS Credit Card	2.0
Other Investments, less than 2% each	26.4
Short-Term Investments	3.7

Total Investments	99.9
Other assets less liabilities	0.1

Net Assets	100.0%

See accompanying notes to financial statements.

49  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Limited Term Government and Agency Fund

Principal Amount	Description	Value (†)
Bonds and Notes — 98.1% of Net Assets
	ABS Car Loan — 1.4%
$1,550,000	Avis Budget Rental Car Funding AESOP LLC, Series 2016-1A, Class A, 2.990%, 6/20/2022, 144A	$1,588,291
2,210,666	CPS Auto Receivables Trust, Series 2015-C, Class A, 1.770%, 6/17/2019, 144A	2,217,010
2,695,000	Credit Acceptance Auto Loan Trust, Series 2014-2A, Class A, 1.880%, 3/15/2022, 144A	2,700,192
1,825,000	Credit Acceptance Auto Loan Trust, Series 2016-2A, Class A, 2.420%, 11/15/2023, 144A	1,834,738
478,949	First Investors Auto Owner Trust, Series 2014-1A, Class A3, 1.490%, 1/15/2020, 144A	479,113
3,500,000	NextGear Floorplan Master Owner Trust, Series 2014-1A, Class A, 1.920%, 10/15/2019, 144A	3,490,573
725,000	NextGear Floorplan Master Owner Trust, Series 2016-1A, Class A2, 2.740%, 4/15/2021, 144A	725,688

		13,035,605

	ABS Home Equity — 0.7%
2,462,863	Home Partners of America Trust, Series 2016-1, Class A, 2.181%, 3/17/2033, 144A(b)	2,478,842
2,148,185	Mill City Mortgage Trust, Series 2015-1, Class A1, 2.230%, 6/25/2056, 144A(b)	2,151,174
1,820,096	Towd Point Mortgage Trust, Series 2015-2, Class 1AE2, 2.750%, 11/25/2060, 144A(b)	1,842,568

		6,472,584

	ABS Student Loan — 0.0%
400,000	SoFi Professional Loan Program, Series 2016-D, Class A1, 1.600%, 1/25/2039, 144A(b)	400,000

	Agency Commercial Mortgage-Backed Securities — 17.5%
6,835,078	Federal National Mortgage Association, Series 2015-M17, Class FA, 1.397%, 11/25/2022(b)	6,855,943
1,000,000	Federal National Mortgage Association, Series 2016-M3, Class ASQ2, 2.263%, 2/25/2023	1,023,941
6,000,000	FHLMC Multifamily Structured Pass Through Certificates, Series K006, Class A2, 4.251%, 1/25/2020	6,496,807
4,305,000	FHLMC Multifamily Structured Pass Through Certificates, Series K014, Class A2, 3.871%, 4/25/2021	4,708,702
4,000,000	FHLMC Multifamily Structured Pass Through Certificates, Series K015, Class A2, 3.230%, 7/25/2021	4,280,541
6,625,000	FHLMC Multifamily Structured Pass Through Certificates, Series K017, Class A2, 2.873%, 12/25/2021	7,003,968
3,508,587	FHLMC Multifamily Structured Pass Through Certificates, Series K703, Class A2, 2.699%, 5/25/2018	3,582,093
693,427	FHLMC Multifamily Structured Pass Through Certificates, Series K704, Class A2, 2.412%, 8/25/2018	706,327
2,590,000	FHLMC Multifamily Structured Pass Through Certificates, Series K706, Class A2, 2.323%, 10/25/2018	2,639,299

See accompanying notes to financial statements.

|  50

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Agency Commercial Mortgage-Backed Securities — continued
$7,896,503	FHLMC Multifamily Structured Pass Through Certificates, Series K708, Class A2, 2.130%, 1/25/2019	$8,030,295
34,370,000	FHLMC Multifamily Structured Pass Through Certificates, Series K711, Class A2, 1.730%, 7/25/2019	34,744,420
5,040,000	FHLMC Multifamily Structured Pass Through Certificates, Series KABM, Class A, 1.225%, 9/25/2022(b)	5,045,945
1,774,943	FHLMC Multifamily Structured Pass Through Certificates, Series KF06, Class A, 0.855%, 11/25/2021(b)	1,771,607
12,048,953	FHLMC Multifamily Structured Pass Through Certificates, Series KF14, Class A, 1.175%, 1/25/2023(b)	12,056,521
5,057,865	FHLMC Multifamily Structured Pass Through Certificates, Series KJ04, Class A1, 1.376%, 10/25/2020	5,060,538
19,300,000	FHLMC Multifamily Structured Pass Through Certificates, Series KLH2, Class A, 1.225%, 11/25/2022(b)	19,324,183
26,135,000	FHLMC Multifamily Structured Pass Through Certificates, Series KP03, Class A2, 1.780%, 7/25/2019	26,375,581
216,741	Government National Mortgage Association, Series 2003-72, Class Z, 5.247%, 11/16/2045(b)	236,368
192,529	Government National Mortgage Association, Series 2003-88, Class Z, 4.879%, 3/16/2046(b)	209,133
11,362,046	Government National Mortgage Association, Series 2013-52, Class KX, 3.534%, 8/16/2051(b)	11,781,022

		161,933,234

	Collateralized Mortgage Obligations — 14.4%
99,136	Federal Home Loan Mortgage Corp., REMIC, Series 1500, Class FD, 1.210%, 5/15/2023(b)(c)	94,823
65,794	Federal Home Loan Mortgage Corp., REMIC, Series 1552, Class I, 0.910%, 8/15/2023(b)(c)	64,032
253,696	Federal Home Loan Mortgage Corp., REMIC, Series 2131, Class ZB, 6.000%, 3/15/2029(c)	276,662
36,249	Federal Home Loan Mortgage Corp., REMIC, Series 2646, Class FM, 0.924%, 11/15/2032(b)(c)	35,544
1,010,675	Federal Home Loan Mortgage Corp., REMIC, Series 2874, Class BC, 5.000%, 10/15/2019	1,049,407
1,662,043	Federal Home Loan Mortgage Corp., REMIC, Series 2931, Class DE, 4.000%, 2/15/2020	1,694,112
1,862,864	Federal Home Loan Mortgage Corp., REMIC, Series 2978, Class JG, 5.500%, 5/15/2035	2,106,332
2,896,940	Federal Home Loan Mortgage Corp., REMIC, Series 3036, Class NE, 5.000%, 9/15/2035	3,219,979
375,492	Federal Home Loan Mortgage Corp., REMIC, Series 3057, Class PE, 5.500%, 11/15/2034(c)	373,335
3,126,744	Federal Home Loan Mortgage Corp., REMIC, Series 3412, Class AY, 5.500%, 2/15/2038	3,387,838
2,053,249	Federal Home Loan Mortgage Corp., REMIC, Series 3561, Class W, 3.287%, 6/15/2048(b)	2,021,516

See accompanying notes to financial statements.

51  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Collateralized Mortgage Obligations — continued
$2,412,367	Federal Home Loan Mortgage Corp., REMIC, Series 3620, Class AT, 4.265%, 12/15/2036(b)	$2,539,793
864,469	Federal Home Loan Mortgage Corp., REMIC, Series 4212, Class FW, 2.624%, 6/15/2043(b)	850,702
1,881,772	Federal National Mortgage Association, REMIC, Series 2003-48, Class GH, 5.500%, 6/25/2033	2,150,590
67,620	Federal National Mortgage Association, REMIC, Series 1992-162, Class FB, 1.470%, 9/25/2022(b)(c)	66,624
63,703	Federal National Mortgage Association, REMIC, Series 1994-42, Class FD, 1.070%, 4/25/2024(b)(c)	62,108
19,066	Federal National Mortgage Association, REMIC, Series 2002-W10, Class A7, 4.034%, 8/25/2042(b)(c)	19,778
1,054,378	Federal National Mortgage Association, REMIC, Series 2005-100, Class BQ, 5.500%, 11/25/2025	1,160,461
436,099	Federal National Mortgage Association, REMIC, Series 2005-33, Class QD, 5.000%, 1/25/2034(c)	436,062
1,174,444	Federal National Mortgage Association, REMIC, Series 2007-73, Class A1, 0.585%, 7/25/2037(b)	1,151,430
2,288,457	Federal National Mortgage Association, REMIC, Series 2008-86, Class LA, 3.496%, 8/25/2038(b)	2,446,529
5,412,360	Federal National Mortgage Association, REMIC, Series 2013-67, Class NF, 1.525%, 7/25/2043(b)	5,253,004
48,479	Federal National Mortgage Association, REMIC, Series G93-19, Class FD, 1.050%, 4/25/2023(b)(c)	47,266
11,585	FHLMC Structured Pass Through Securities, Series T-60, Class 2A1, 3.479%, 3/25/2044(b)(c)	12,377
877,555	FHLMC Structured Pass Through Securities, Series T-62, Class 1A1, 1.689%, 10/25/2044(b)	895,659
1,359,521	Government National Mortgage Association, Series 2010-H20, Class AF, 0.824%, 10/20/2060(b)	1,347,611
1,209,951	Government National Mortgage Association, Series 2010-H24, Class FA, 0.844%, 10/20/2060(b)	1,199,816
1,112,470	Government National Mortgage Association, Series 2011-H06, Class FA, 0.944%, 2/20/2061(b)	1,107,858
1,973,751	Government National Mortgage Association, Series 2012-124, Class HT, 7.221%, 7/20/2032(b)	2,244,105
3,400,821	Government National Mortgage Association, Series 2012-H15, Class FA, 0.944%, 5/20/2062(b)	3,401,050
1,250,509	Government National Mortgage Association, Series 2012-H18, Class NA, 1.014%, 8/20/2062(b)	1,248,508
6,272,755	Government National Mortgage Association, Series 2012-H29, Class HF, 0.994%, 10/20/2062(b)	6,264,996
5,641,265	Government National Mortgage Association, Series 2013-H02, Class GF, 0.994%, 12/20/2062(b)	5,636,306
4,796,689	Government National Mortgage Association, Series 2013-H08, Class FA, 0.844%, 3/20/2063(b)	4,757,129
3,651,120	Government National Mortgage Association, Series 2013-H10, Class FA, 0.894%, 3/20/2063(b)	3,631,166

See accompanying notes to financial statements.

|  52

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Collateralized Mortgage Obligations — continued
$12,020,528	Government National Mortgage Association, Series 2013-H22, Class FT, 1.180%, 4/20/2063(b)	$12,130,546
6,946,284	Government National Mortgage Association, Series 2014-H14, Class FA, 0.994%, 7/20/2064(b)	6,906,075
4,833,105	Government National Mortgage Association, Series 2014-H15, Class FA, 0.994%, 7/20/2064(b)	4,801,946
10,631,136	Government National Mortgage Association, Series 2015-H10, Class JA, 2.250%, 4/20/2065	10,640,703
3,031,163	Government National Mortgage Association, Series 2015-H11, Class FA, 0.744%, 4/20/2065(b)	3,013,817
6,903,969	Government National Mortgage Association, Series 2015-H19, Class FH, 0.794%, 7/20/2065(b)	6,883,130
2,250,154	Government National Mortgage Association, Series 2015-H29, Class FA, 1.194%, 10/20/2065(b)	2,251,166
1,427,732	Government National Mortgage Association, Series 2015-H30, Class FA, 1.174%, 8/20/2061(b)	1,426,910
7,034,594	Government National Mortgage Association, Series 2016-H06, Class FC, 1.414%, 2/20/2066(b)	7,085,553
4,896,383	Government National Mortgage Association, Series 2016-H10, Class FJ, 1.123%, 4/20/2066(b)	4,894,635
8,960,000	Government National Mortgage Association, Series 2016-H19, Class FJ, 0.924%, 9/20/2063(b)	8,915,259
374,713	NCUA Guaranteed Notes, Series 2010-A1, Class A, 0.863%, 12/07/2020(b)	373,858
874,440	NCUA Guaranteed Notes, Series 2010-R1, Class 1A, 0.969%, 10/07/2020(b)	876,142
1,361,770	NCUA Guaranteed Notes, Series 2010-R3, Class 1A, 1.079%, 12/08/2020(b)	1,364,132
89,325	NCUA Guaranteed Notes, Series 2010-R3, Class 2A, 1.079%, 12/08/2020(b)	89,511

		133,907,891

	Government Sponsored — 1.5%
13,510,000	Federal Home Loan Bank, 1.000%, 9/26/2019	13,498,165

	Hybrid ARMs — 11.2%
729,415	FHLMC, 2.618%, 4/01/2036(b)	757,205
969,446	FHLMC, 2.643%, 6/01/2037(b)	1,005,461
328,308	FHLMC, 2.667%, 9/01/2038(b)	347,246
1,742,190	FHLMC, 2.681%, 2/01/2036(b)	1,845,277
1,122,811	FHLMC, 2.694%, 9/01/2038(b)	1,182,525
5,721,909	FHLMC, 2.709%, 3/01/2037(b)	6,048,926
2,187,430	FHLMC, 2.720%, 7/01/2033(b)	2,315,794
3,565,684	FHLMC, 2.721%, 2/01/2036(b)	3,749,812
1,368,552	FHLMC, 2.754%, 9/01/2038(b)	1,448,444
880,269	FHLMC, 2.765%, 4/01/2037(b)	931,170
665,119	FHLMC, 2.798%, 11/01/2038(b)	704,811
895,565	FHLMC, 2.907%, 11/01/2038(b)	947,070
1,555,806	FHLMC, 2.921%, 3/01/2036(b)	1,646,566
2,553,083	FHLMC, 2.927%, 9/01/2035(b)	2,708,766
579,986	FHLMC, 2.964%, 2/01/2035(b)	611,893
2,642,512	FHLMC, 2.975%, 4/01/2037(b)	2,793,474
633,819	FHLMC, 3.001%, 12/01/2034(b)	671,570

See accompanying notes to financial statements.

53  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Hybrid ARMs — continued
$1,562,839	FHLMC, 3.009%, 3/01/2038(b)	$1,657,496
708,191	FHLMC, 3.207%, 3/01/2037(b)	752,103
139,694	FHLMC, 3.460%, 12/01/2037(b)	145,074
243,818	FNMA, 2.423%, 2/01/2037(b)	253,565
1,938,069	FNMA, 2.436%, 7/01/2035(b)	2,021,048
1,336,146	FNMA, 2.527%, 1/01/2036(b)	1,417,199
737,120	FNMA, 2.543%, 10/01/2033(b)	778,893
2,785,555	FNMA, 2.625%, 11/01/2033(b)	2,923,244
2,021,414	FNMA, 2.629%, 10/01/2033(b)	2,141,004
540,389	FNMA, 2.634%, 11/01/2035(b)	571,095
750,612	FNMA, 2.637%, 12/01/2034(b)	789,580
4,695,777	FNMA, 2.649%, 4/01/2034(b)	4,956,185
662,131	FNMA, 2.660%, 9/01/2034(b)	696,355
3,543,903	FNMA, 2.689%, 7/01/2035(b)	3,733,579
3,261,561	FNMA, 2.695%, 4/01/2037(b)	3,426,305
1,127,951	FNMA, 2.703%, 9/01/2036(b)	1,183,480
1,422,887	FNMA, 2.738%, 6/01/2036(b)	1,513,233
6,094,172	FNMA, 2.748%, 10/01/2034(b)	6,438,710
1,927,283	FNMA, 2.751%, 4/01/2037(b)	2,037,170
342,277	FNMA, 2.762%, 4/01/2033(b)	360,589
4,873,130	FNMA, 2.763%, 9/01/2037(b)	5,127,103
1,449,940	FNMA, 2.801%, 6/01/2033(b)	1,532,071
879,187	FNMA, 2.806%, 2/01/2037(b)	929,222
4,104,049	FNMA, 2.807%, 6/01/2037(b)	4,359,536
1,881,253	FNMA, 2.840%, 8/01/2035(b)	1,982,498
1,394,468	FNMA, 2.842%, 4/01/2034(b)	1,470,888
1,112,324	FNMA, 2.873%, 5/01/2035(b)	1,184,657
481,983	FNMA, 2.905%, 8/01/2035(b)	510,098
1,139,343	FNMA, 2.906%, 8/01/2034(b)	1,211,001
4,898,447	FNMA, 2.912%, 3/01/2037(b)	5,174,969
512,240	FNMA, 2.915%, 8/01/2038(b)	533,554
1,604,810	FNMA, 2.924%, 2/01/2047(b)	1,685,814
311,729	FNMA, 2.932%, 8/01/2033(b)	330,817
3,104,522	FNMA, 2.938%, 9/01/2037(b)	3,279,677
498,151	FNMA, 2.977%, 8/01/2036(b)	529,421
744,485	FNMA, 3.011%, 7/01/2041(b)	777,882
3,948,882	FNMA, 3.039%, 7/01/2037(b)	4,174,272
1,453,104	FNMA, 3.723%, 6/01/2035(b)	1,537,895

		103,843,292

	Mortgage Related — 18.2%
115,185	FHLMC, 3.000%, 10/01/2026	121,030
830,393	FHLMC, 4.000%, with various maturities from 2024 to 2042(d)	889,097
616,031	FHLMC, 4.500%, with various maturities from 2025 to 2034(d)	659,403
257,778	FHLMC, 5.500%, 10/01/2023	278,862
21,376	FHLMC, 6.000%, 11/01/2019	22,353
388,761	FHLMC, 6.500%, with various maturities from 2017 to 2034(d)	462,647
444	FHLMC, 7.500%, 6/01/2026	508

See accompanying notes to financial statements.

|  54

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Mortgage Related — continued
$1,016	FHLMC, 10.000%, 7/01/2019	$1,068
17,118	FHLMC, 11.500%, 4/01/2020	17,378
184,299	FNMA, 3.000%, 3/01/2042	192,982
2,273,646	FNMA, 5.000%, with various maturities from 2037 to 2038(d)	2,554,052
1,231,376	FNMA, 5.500%, with various maturities from 2018 to 2033(d)	1,366,694
1,651,014	FNMA, 6.000%, with various maturities from 2017 to 2022(d)	1,794,481
233,281	FNMA, 6.500%, with various maturities from 2017 to 2037(d)	271,982
13,309	FNMA, 7.000%, 12/01/2022	13,345
91,131	FNMA, 7.500%, with various maturities from 2017 to 2032(d)	104,598
4,336,123	GNMA, 2.208%, 2/20/2061(b)	4,521,165
3,232,773	GNMA, 2.339%, 2/20/2063(b)	3,388,302
4,385,572	GNMA, 2.626%, 3/20/2063(b)	4,633,273
1,261,976	GNMA, 2.724%, 6/20/2065(b)	1,348,568
1,210,219	GNMA, 2.730%, 5/20/2065(b)	1,294,990
2,445,643	GNMA, 2.822%, 2/20/2063(b)	2,594,125
3,551,932	GNMA, 4.427%, 6/20/2063	3,854,579
1,948,674	GNMA, 4.444%, 3/20/2063	2,096,102
1,907,628	GNMA, 4.463%, 2/20/2063	2,041,135
4,148,796	GNMA, 4.485%, 2/20/2062	4,378,834
4,816,485	GNMA, 4.489%, 10/20/2065	5,458,652
4,374,273	GNMA, 4.531%, 12/20/2061	4,610,692
6,853,370	GNMA, 4.542%, 12/20/2062	7,342,516
16,544,009	GNMA, 4.550%, 12/20/2061	17,444,170
1,959,476	GNMA, 4.561%, 3/20/2062	2,073,678
11,545,510	GNMA, 4.590%, 11/20/2062	12,339,444
1,388,086	GNMA, 4.594%, 4/20/2063	1,499,740
4,094,189	GNMA, 4.595%, 6/20/2062	4,333,277
2,927,424	GNMA, 4.605%, with various maturities from 2063 to 2066(d)	3,279,994
1,203,793	GNMA, 4.608%, 8/20/2061	1,261,499
1,712,536	GNMA, 4.632%, 3/20/2062	1,810,351
1,846,024	GNMA, 4.634%, 3/20/2064	2,063,485
2,147,848	GNMA, 4.651%, 11/20/2063	2,397,994
450,104	GNMA, 4.659%, 1/20/2064	503,498
6,964,075	GNMA, 4.667%, 2/20/2062	7,366,325
8,263,251	GNMA, 4.683%, 8/20/2061	8,588,712
3,384,024	GNMA, 4.686%, 2/20/2062	3,564,018
1,913,903	GNMA, 4.687%, 5/20/2064	2,164,647
1,397,257	GNMA, 4.699%, 6/20/2061	1,445,477
7,166,717	GNMA, 4.700%, with various maturities in 2061(d)	7,485,738
1,436,100	GNMA, 4.717%, 3/20/2061	1,492,528
1,293,394	GNMA, 4.755%, 8/20/2062	1,365,710
582,287	GNMA, 5.082%, 4/20/2061	614,393
18,371	GNMA, 6.000%, 12/15/2031	21,462
80,605	GNMA, 6.500%, 5/15/2031	97,180
75,702	GNMA, 7.000%, 10/15/2028	84,167
4,312,989	Government National Mortgage Association, Series 2015-H04, Class FL, 0.964%, 2/20/2065(b)	4,281,786

See accompanying notes to financial statements.

55  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Mortgage Related — continued
$5,629,379	Government National Mortgage Association, Series 2015-H05, Class FA, 0.794%, 4/20/2061(b)	$5,587,691
13,069,884	Government National Mortgage Association, Series 2015-H09, Class HA, 1.750%, 3/20/2065	13,081,801
6,560,540	Government National Mortgage Association, Series 2015-H12, Class FL, 0.724%, 5/20/2065(b)	6,484,784

		169,046,962

	Non-Agency Commercial Mortgage-Backed Securities — 5.9%
636,349	A10 Securitization LLC, Series 2014-1, Class A1, 1.720%, 4/15/2033, 144A	633,516
2,482,346	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-2, Class A4, 5.791%, 4/10/2049(b)	2,495,375
313,904	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-5, Class A4, 5.492%, 2/10/2051	321,167
3,445,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2016-ASHF, Class A, 2.424%, 12/15/2033, 144A(b)	3,485,834
478,172	Barclays Commercial Mortgage Securities, Series 2015-RRI, Class A, 1.674%, 5/15/2032, 144A(b)	478,168
3,256,355	CDGJ Commercial Mortgage Trust Pass Through Certificates, Series 2014-BXCH, 1.924%, 12/15/2027, 144A(b)	3,259,415
2,465,794	CG-CCRE Commercial Mortgage Trust, Series 2014-FL1, Class A, 1.474%, 6/15/2031, 144A(b)	2,465,014
3,425,000	Commercial Mortgage Pass Through Certificates, Series 2014-FL5, Class A, 1.894%, 10/15/2031, 144A(b)	3,361,697
3,040,000	Commercial Mortgage Pass Through Certificates, Series 2014-FL5, Class SV1, 2.374%, 10/15/2031, 144A(b)(e)(f)	3,037,018
4,282,000	Commercial Mortgage Pass Through Certificates, Series 2016-DC2, Class ASB, 3.550%, 2/10/2049	4,576,456
2,438,425	GP Portfolio Trust, Series 2014-GPP, Class A, 1.474%, 2/15/2027, 144A(b)	2,434,522
3,280,539	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049	3,367,221
3,042,252	Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444%, 3/10/2039	3,046,731
5,535,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2014-CBM, Class A, 1.424%, 10/15/2029, 144A(b)	5,480,323
1,478,689	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-FL5, Class A, 1.504%, 7/15/2031, 144A(b)	1,478,041
4,115,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2015-SGP, Class A, 2.224%, 7/15/2036, 144A(b)	4,138,186
985,704	LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A3, 5.430%, 2/15/2040	993,848
706,197	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-5, Class A4, 5.378%, 8/12/2048	709,618
1,788,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.485%, 3/12/2051(b)	1,805,955
1,723,925	Resource Capital Corp. Ltd., Series 2014-CRE2, Class A, 1.580%, 4/15/2032, 144A(b)	1,705,287
3,700,000	Starwood Retail Property Trust, Inc., 1.744%, 11/15/2027, 144A(b)	3,670,622

See accompanying notes to financial statements.

|  56

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Non-Agency Commercial Mortgage-Backed Securities — continued
$1,361,349	Wachovia Bank Commercial Mortgage Trust, Series 2007-C34, Class A3, 5.678%, 5/15/2046	$1,386,189

		54,330,203

	Sovereigns — 0.2%
1,955,000	U.S. Department of Housing and Urban Development, Series 4, 1.880%, 8/01/2019	1,995,566

	Treasuries — 27.1%
6,635,000	U.S. Treasury Note, 0.750%, 7/15/2019	6,613,489
6,000,000	U.S. Treasury Note, 0.750%, 8/15/2019	5,979,138
15,365,000	U.S. Treasury Note, 1.000%, 10/31/2016	15,375,156
15,970,000	U.S. Treasury Note, 1.125%, 1/15/2019	16,077,303
24,105,000	U.S. Treasury Note, 1.125%, 6/30/2021	24,076,749
28,700,000	U.S. Treasury Note, 1.125%, 8/31/2021	28,670,841
21,450,000	U.S. Treasury Note, 1.250%, 1/31/2020	21,647,748
48,640,000	U.S. Treasury Note, 1.375%, 1/31/2021	49,172,024
15,120,000	U.S. Treasury Note, 1.375%, 9/30/2023	15,062,710
4,860,000	U.S. Treasury Note, 1.500%, 5/31/2020	4,943,339
8,705,000	U.S. Treasury Note, 1.625%, 3/31/2019	8,870,595
2,385,000	U.S. Treasury Note, 1.625%, 8/31/2019	2,435,216
10,050,000	U.S. Treasury Note, 1.625%, 12/31/2019	10,266,306
17,125,000	U.S. Treasury Note, 1.625%, 7/31/2020	17,497,606
10,360,000	U.S. Treasury Note, 1.625%, 11/30/2020	10,583,797
13,545,000	U.S. Treasury Note, 2.125%, 8/31/2020	14,092,625

		251,364,642

	Total Bonds and Notes (Identified Cost $912,811,312)	909,828,144

Short-Term Investments — 2.1%
7,910,000	Federal Home Loan Bank Discount Notes, 0.100%, 10/06/2016(g)	7,909,873
7,910,000	Federal Home Loan Bank Discount Notes, 0.100%, 10/07/2016(g)	7,909,834
4,037,380	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2016 at 0.030% to be repurchased at $4,037,390 on 10/03/2016 collateralized by $3,750,000 U.S. Treasury Note, 2.750% due 2/15/2024 valued at $4,120,313 including accrued interest (Note 2 of Notes to Financial Statements)	4,037,380

	Total Short-Term Investments (Identified Cost $19,857,226)	19,857,087

	Total Investments — 100.2% (Identified Cost $932,668,538)(a)	929,685,231
	Other assets less liabilities — (0.2)%	(2,088,995)

	Net Assets — 100.0%	$927,596,236

(†)	See Note 2 of Notes to Financial Statements.

See accompanying notes to financial statements.

57  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Limited Term Government and Agency Fund – (continued)

(a)	Federal Tax Information:
At September 30, 2016, the net unrealized depreciation on investments based on a cost of $932,952,443 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$5,747,831
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(9,015,043)

	Net unrealized depreciation	$(3,267,212)

(b)	Variable rate security. Rate as of September 30, 2016 is disclosed.
(c)	Fair valued by the Fund’s adviser. At September 30, 2016, the value of these securities amounted to $1,488,611 or 0.2% of net assets. See Note 2 of Notes to Financial Statements.
(d)	The Fund’s investment in mortgage related securities of Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(e)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2016, the value of these securities amounted to $3,037,018 or 0.3% of net assets. See Note 2 of Notes to Financial Statements.
(f)	Illiquid security. (Unaudited)
(g)	Interest rate represents discount rate at time of purchase; not a coupon rate.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, the value of Rule 144A holdings amounted to $55,535,832 or 6.0% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REMIC	Real Estate Mortgage Investment Conduit
Industry Summary at September 30, 2016

Treasuries	27.1%
Mortgage Related	18.2
Agency Commercial Mortgage-Backed Securities	17.5
Collateralized Mortgage Obligations	14.4
Hybrid ARMs	11.2
Non-Agency Commercial Mortgage-Backed Securities	5.9
Other Investments, less than 2% each	3.8
Short-Term Investments	2.1

Total Investments	100.2
Other assets less liabilities	(0.2)

Net Assets	100.0%

See accompanying notes to financial statements.

|  58

Statements of Assets and Liabilities

September 30, 2016

	High Income Fund	Intermediate Duration Bond Fund	Limited Term Government and Agency Fund
ASSETS
Investments at cost	$177,390,961	$160,358,607	$932,668,538
Net unrealized appreciation (depreciation)	(3,057,367)	1,325,575	(2,983,307)

Investments at value	174,333,594	161,684,182	929,685,231
Cash	11,497	—	8,963,956
Due from brokers (Note 2)	7,000	—	—
Receivable for Fund shares sold	409,880	3,625,476	903,845
Receivable for securities sold	3,125	3,607,407	40,358,826
Dividends and interest receivable	2,502,833	557,071	2,466,162
Unrealized appreciation on forward foreign currency contracts (Note 2)	233	—	—
Tax reclaims receivable	113	—	—
Prepaid expenses (Note 7)	667	630	4,123

TOTAL ASSETS	177,268,942	169,474,766	982,382,143

LIABILITIES
Payable for securities purchased	576,206	7,435,392	52,896,451
Payable for Fund shares redeemed	94,323	68,176	866,403
Distributions payable	—	—	282,209
Management fees payable (Note 6)	104,536	20,822	286,840
Deferred Trustees’ fees (Note 6)	138,870	91,845	277,672
Administrative fees payable (Note 6)	6,242	5,648	33,812
Payable to distributor (Note 6d)	2,170	670	5,346
Other accounts payable and accrued expenses	70,134	38,689	137,174

TOTAL LIABILITIES	992,481	7,661,242	54,785,907

NET ASSETS	$176,276,461	$161,813,524	$927,596,236

NET ASSETS CONSIST OF:
Paid-in capital	$182,442,032	$159,609,800	$943,352,211
Undistributed (Distributions in excess of) net investment income	(462,119)	(46,973)	206,971
Accumulated net realized gain (loss) on investments, futures contracts and foreign currency transactions	(2,644,640)	925,122	(12,979,639)
Net unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	(3,058,812)	1,325,575	(2,983,307)

NET ASSETS	$176,276,461	$161,813,524	$927,596,236

See accompanying notes to financial statements.

59  |

Statements of Assets and Liabilities (continued)

September 30, 2016

	High Income Fund	Intermediate Duration Bond Fund	Limited Term Government and Agency Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$34,820,023	$19,327,479	$442,671,381

Shares of beneficial interest	8,231,175	1,836,345	38,461,737

Net asset value and redemption price per share	$4.23	$10.52	$11.51

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$4.42	$10.99	$11.77

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$12,287,615	$3,088,270	$73,026,808

Shares of beneficial interest	2,897,625	293,283	6,339,471

Net asset value and offering price per share	$4.24	$10.53	$11.52

Class Y shares:
Net assets	$129,168,823	$139,397,775	$411,898,047

Shares of beneficial interest	30,608,965	13,248,536	35,673,753

Net asset value, offering and redemption price per share	$4.22	$10.52	$11.55

See accompanying notes to financial statements.

|  60

Statements of Operations

For the Year Ended September 30, 2016

	High Income Fund	Intermediate Duration Bond Fund	Limited Term Government and Agency Fund
INVESTMENT INCOME
Interest	$9,845,287	$3,328,498	$15,742,859
Dividends	321,901	—	—
Less net foreign taxes withheld	(2,758)	(80)	—

	10,164,430	3,328,418	15,742,859

Expenses
Management fees (Note 6)	971,664	330,657	3,309,940
Service and distribution fees (Note 6)	203,910	48,482	1,782,782
Administrative fees (Note 6)	71,381	58,358	401,349
Trustees’ fees and expenses (Note 6)	28,536	25,555	51,193
Transfer agent fees and expenses (Note 6)	197,329	41,660	719,832
Audit and tax services fees	52,554	52,558	56,844
Custodian fees and expenses	23,140	19,407	46,340
Legal fees	2,651	2,182	15,311
Registration fees	66,659	64,111	81,496
Shareholder reporting expenses	15,158	20,771	48,327
Miscellaneous expenses (Note 7)	15,326	10,365	32,743

Total expenses	1,648,308	674,106	6,546,157
Less waiver and/or expense reimbursement (Note 6)	(67,553)	(96,550)	—

Net expenses	1,580,755	577,556	6,546,157

Net investment income	8,583,675	2,750,862	9,196,702

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	(5,386,807)	1,570,969	2,246,153
Futures contracts	(176,542)	—	—
Foreign currency transactions	217,666	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	13,492,650	1,160,767	(2,140,764)
Futures contracts	160,868	—	—
Foreign currency translations	(247,496)	—	—

Net realized and unrealized gain on investments, futures contracts and foreign currency transactions	8,060,339	2,731,736	105,389

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$16,644,014	$5,482,598	$9,302,091

See accompanying notes to financial statements.

61  |

Statements of Changes in Net Assets

	High Income Fund		Intermediate Duration Bond Fund
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2016	Year Ended September 30, 2015
FROM OPERATIONS:
Net investment income	$8,583,675	$8,768,344	$2,750,862	$1,895,908
Net realized gain (loss) on investments, futures contracts and foreign currency transactions	(5,345,683)	1,420,418	1,570,969	453,061
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	13,406,022	(19,080,751)	1,160,767	(279,129)

Net increase (decrease) in net assets resulting from operations	16,644,014	(8,891,989)	5,482,598	2,069,840

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(1,391,187)	(1,926,317)	(390,657)	(195,269)
Class B(a)	(14)	(2,085)	—	—
Class C	(384,341)	(515,596)	(1)	—
Class Y	(4,855,484)	(6,296,139)	(2,556,145)	(1,890,490)
Net realized capital gains
Class A	(81,866)	(1,004,492)	(64,649)	(2,801)
Class B(a)	(3)	(2,711)	—	—
Class C	(29,530)	(348,393)	—	—
Class Y	(273,287)	(3,159,866)	(284,383)	(35,990)

Total distributions	(7,015,712)	(13,255,599)	(3,295,835)	(2,124,550)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	(670,213)	6,973,865	52,609,062	34,383,012

Net increase (decrease) in net assets	8,958,089	(15,173,723)	54,795,825	34,328,302
NET ASSETS
Beginning of the year	167,318,372	182,492,095	107,017,699	72,689,397

End of the year	$176,276,461	$167,318,372	$161,813,524	$107,017,699

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$(462,119)	$61,927	$(46,973)	$(64,773)

(a)	On January 11, 2016, Class B shares were converted into Class A shares. See Note 1 of Notes to Financial Statements.

See accompanying notes to financial statements.

|  62

Statements of Changes in Net Assets (continued)

	Limited Term Government and Agency Fund
	Year Ended September 30, 2016	Year Ended September 30, 2015
FROM OPERATIONS:
Net investment income	$9,196,702	$9,761,506
Net realized gain on investments	2,246,153	4,686,019
Net change in unrealized appreciation (depreciation) on investments	(2,140,764)	(4,747,808)

Net increase in net assets resulting from operations	9,302,091	9,699,717

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(5,792,542)	(5,253,842)
Class B(a)	(5,359)	(29,227)
Class C	(543,862)	(503,848)
Class Y	(7,311,896)	(6,898,857)

Total distributions	(13,653,659)	(12,685,774)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	88,093,679	141,117,260

Net increase in net assets	83,742,111	138,131,203
NET ASSETS
Beginning of the year	843,854,125	705,722,922

End of the year	$927,596,236	$843,854,125

UNDISTRIBUTED NET INVESTMENT INCOME	$206,971	$38,911

(a)	On January 11, 2016, Class B shares were converted into Class A shares. See Note 1 of Notes to Financial Statements.

See accompanying notes to financial statements.

63  |

Financial Highlights

For a share outstanding throughout each period.

	High Income Fund—Class A
	Year Ended September 30, 2016		Year Ended September 30, 2015		Year Ended September 30, 2014	Year Ended September 30, 2013		Year Ended September 30, 2012
Net asset value, beginning of the period	$3.99		$4.49		$4.59	$4.60		$4.46

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.20		0.19		0.21	0.24		0.24
Net realized and unrealized gain (loss)	0.21		(0.39)		0.17	0.03		0.59

Total from Investment Operations	0.41		(0.20)		0.38	0.27		0.83

LESS DISTRIBUTIONS FROM:
Net investment income	(0.16)		(0.19)		(0.22)	(0.27)		(0.30)
Net realized capital gains	(0.01)		(0.11)		(0.26)	(0.01)		(0.39)

Total Distributions	(0.17)		(0.30)		(0.48)	(0.28)		(0.69)

Net asset value, end of the period	$4.23		$3.99		$4.49	$4.59		$4.60

Total return(b)	10.66	%(c)	(4.78	)%(c)	8.42%	6.27%		20.90	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$34,820		$37,870		$42,630	$45,791		$95,876
Net expenses	1.10	%(d)	1.11	%(d)(e)	1.14%	1.15	%(f)	1.15	%(d)
Gross expenses	1.14%		1.13%		1.14%	1.15	%(f)	1.19%
Net investment income	5.16%		4.41%		4.57%	5.11%		5.50%
Portfolio turnover rate	38%		69%		59%	47%		34%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2015, the expense limit decreased to 1.10%.
(f)	Includes fee/expense recovery of 0.02%.

See accompanying notes to financial statements.

|  64

Financial Highlights (continued)

For a share outstanding throughout each period.

	High Income Fund—Class C
	Year Ended September 30, 2016		Year Ended September 30, 2015		Year Ended September 30, 2014	Year Ended September 30, 2013		Year Ended September 30, 2012
Net asset value, beginning of the period	$4.00		$4.50		$4.61	$4.61		$4.47

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.18		0.16		0.18	0.21		0.21
Net realized and unrealized gain (loss)	0.20		(0.39)		0.16	0.04		0.59

Total from Investment Operations	0.38		(0.23)		0.34	0.25		0.80

LESS DISTRIBUTIONS FROM:
Net investment income	(0.13)		(0.16)		(0.19)	(0.24)		(0.27)
Net realized capital gains	(0.01)		(0.11)		(0.26)	(0.01)		(0.39)

Total Distributions	(0.14)		(0.27)		(0.45)	(0.25)		(0.66)

Net asset value, end of the period	$4.24		$4.00		$4.50	$4.61		$4.61

Total return(b)	9.81	%(c)	(5.48	)%(c)	7.60%	5.46%		19.96	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$12,288		$12,609		$14,555	$15,233		$16,863
Net expenses	1.85	%(d)	1.86	%(d)(e)	1.89%	1.90	%(f)	1.90	%(d)
Gross expenses	1.89%		1.88%		1.89%	1.90	%(f)	1.94%
Net investment income	4.43%		3.68%		3.84%	4.36%		4.78%
Portfolio turnover rate	38%		69%		59%	47%		34%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2015, the expense limit decreased to 1.85%.
(f)	Includes fee/expense recovery of 0.01%.

See accompanying notes to financial statements.

65  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	High Income Fund—Class Y
	Year Ended September 30, 2016		Year Ended September 30, 2015		Year Ended September 30, 2014	Year Ended September 30, 2013		Year Ended September 30, 2012
Net asset value, beginning of the period	$3.98		$4.48		$4.59	$4.59		$4.46

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.21		0.20		0.22	0.25		0.26
Net realized and unrealized gain (loss)	0.21		(0.39)		0.16	0.04		0.57

Total from Investment Operations	0.42		(0.19)		0.38	0.29		0.83

LESS DISTRIBUTIONS FROM:
Net investment income	(0.17)		(0.20)		(0.23)	(0.28)		(0.31)
Net realized capital gains	(0.01)		(0.11)		(0.26)	(0.01)		(0.39)

Total Distributions	(0.18)		(0.31)		(0.49)	(0.29)		(0.70)

Net asset value, end of the period	$4.22		$3.98		$4.48	$4.59		$4.59

Total return	10.98	%(b)	(4.54	)%(b)	8.72%	6.56%		20.93	%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$129,169		$116,837		$125,185	$108,170		$110,917
Net expenses	0.85	%(c)	0.86	%(c)(d)	0.89%	0.90	%(e)	0.90	%(c)
Gross expenses	0.89%		0.88%		0.89%	0.90	%(e)	0.95%
Net investment income	5.43%		4.67%		4.83%	5.37%		5.78%
Portfolio turnover rate	38%		69%		59%	47%		34%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Effective July 1, 2015, the expense limit decreased to 0.85%.
(e)	Includes fee/expense recovery of 0.01%.

See accompanying notes to financial statements.

|  66

Financial Highlights (continued)

For a share outstanding throughout each period.

	Intermediate Duration Bond Fund—Class A*
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of the period	$10.39	$10.39	$10.34	$10.80	$10.55

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.20	0.20	0.22	0.18	0.20
Net realized and unrealized gain (loss)	0.17	0.03	0.11	(0.23)	0.39

Total from Investment Operations	0.37	0.23	0.33	(0.05)	0.59

LESS DISTRIBUTIONS FROM:
Net investment income	(0.21)	(0.22)	(0.25)	(0.24)	(0.26)
Net realized capital gains	(0.03)	(0.01)	(0.03)	(0.17)	(0.08)

Total Distributions	(0.24)	(0.23)	(0.28)	(0.41)	(0.34)

Net asset value, end of the period	$10.52	$10.39	$10.39	$10.34	$10.80

Total return(b)(c)	3.64%	2.17%	3.24%	(0.46)%	5.69%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$19,327	$18,425	$5,931	$5,601	$3,084
Net expenses(d)	0.65%	0.65%	0.65%	0.65%	0.65%
Gross expenses	0.72%	0.71%	0.85%	0.79%	0.84%
Net investment income	1.89%	1.93%	2.07%	1.71%	1.91%
Portfolio turnover rate	151%	151%	134%	124%	82%

*	Effective August 31, 2016, Retail Class shares were redesignated as Class A shares. See Note 1 of Notes to Financial Statements.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

67  |

Financial Highlights (continued)

For a share outstanding throughout each period.

Intermediate Duration Bond Fund—Class C
Period Ended September 30, 2016*
Net asset value, beginning of the period	$10.53

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.01
Net realized and unrealized gain (loss)	0.00 (g)

Total from Investment Operations	0.01

LESS DISTRIBUTIONS FROM:
Net investment income	(0.01)
Net realized capital gains	—

Total Distributions	(0.01)

Net asset value, end of the period	$10.53

Total return(b)(c)(d)	0.08%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$3,088
Net expenses(e)(f)	1.40%
Gross expenses(f)	1.56%
Net investment income(f)	0.86%
Portfolio turnover rate	151%

*	From commencement of Class operations on August 31, 2016 through September 30, 2016.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.
(g)	Amount rounds to less than $0.01 per share.

See accompanying notes to financial statements.

|  68

Financial Highlights (continued)

For a share outstanding throughout each period.

	Intermediate Duration Bond Fund—Class Y*
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of the period	$10.39	$10.39	$10.33	$10.80	$10.54

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.22	0.22	0.24	0.21	0.22
Net realized and unrealized gain (loss)	0.18	0.04	0.12	(0.24)	0.40

Total from Investment Operations	0.40	0.26	0.36	(0.03)	0.62

LESS DISTRIBUTIONS FROM:
Net investment income	(0.24)	(0.25)	(0.27)	(0.27)	(0.28)
Net realized capital gains	(0.03)	(0.01)	(0.03)	(0.17)	(0.08)

Total Distributions	(0.27)	(0.26)	(0.30)	(0.44)	(0.36)

Net asset value, end of the period	$10.52	$10.39	$10.39	$10.33	$10.80

Total return(b)	3.90%	2.42%	3.60%	(0.30)%	6.06%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$139,398	$88,592	$66,759	$66,424	$75,588
Net expenses(c)	0.40%	0.40%	0.40%	0.40%	0.40%
Gross expenses	0.47%	0.47%	0.57%	0.48%	0.51%
Net investment income	2.11%	2.15%	2.31%	1.97%	2.12%
Portfolio turnover rate	151%	151%	134%	124%	82%

*	Effective August 31, 2016, Institutional Class shares were redesignated as Class Y shares. See Note 1 of Notes to Financial Statements.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

69  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Limited Term Government and Agency Fund—Class A
	Year Ended September 30, 2016		Year Ended September 30, 2015	Year Ended September 30, 2014		Year Ended September 30, 2013		Year Ended September 30, 2012
Net asset value, beginning of the period	$11.57		$11.61	$11.68		$12.04		$11.87

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.11		0.14	0.16		0.13		0.18
Net realized and unrealized gain (loss)	0.00	(b)	0.01 (c)	0.01		(0.23)		0.28

Total from Investment Operations	0.11		0.15	0.17		(0.10)		0.46

LESS DISTRIBUTIONS FROM:
Net investment income	(0.17)		(0.19)	(0.24)		(0.26)		(0.29)
Net realized capital gains	—		—	—		(0.00	)(b)	(0.00	)(b)
Paid-in capital	—		—	—		(0.00	)(b)	—

Total Distributions	(0.17)		(0.19)	(0.24)		(0.26)		(0.29)

Net asset value, end of the period	$11.51		$11.57	$11.61		$11.68		$12.04

Total return(d)	0.93%		1.26%	1.44%		(0.81)%		3.94	%(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$442,671		$346,317	$314,360		$355,212		$357,870
Net expenses	0.77%		0.77%	0.80	%(f)	0.87	%(g)	0.85	%(h)
Gross expenses	0.77%		0.77%	0.80	%(f)	0.87	%(g)	0.90%
Net investment income	0.96%		1.21%	1.35%		1.11%		1.54%
Portfolio turnover rate	109	%(i)	48%	24%		39%		56%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	Includes fee/expense recovery of less than 0.01%.
(g)	Includes corporate tax expenses of 0.03%. Without this expense the ratio of net expenses would have been 0.84%.
(h)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(i)	The variation in the Fund’s turnover rate from 2015 to 2016 was primarily due to fluctuation in the level of fund assets due to shareholder flows.

See accompanying notes to financial statements.

|  70

Financial Highlights (continued)

For a share outstanding throughout each period.

	Limited Term Government and Agency Fund—Class C
	Year Ended September 30, 2016		Year Ended September 30, 2015	Year Ended September 30, 2014		Year Ended September 30, 2013		Year Ended September 30, 2012
Net asset value, beginning of the period	$11.58		$11.62	$11.69		$12.05		$11.88

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.02		0.05	0.07		0.04		0.10
Net realized and unrealized gain (loss)	0.00	(b)	0.01 (c)	0.01		(0.23)		0.27

Total from Investment Operations	0.02		0.06	0.08		(0.19)		0.37

LESS DISTRIBUTIONS FROM:
Net investment income	(0.08)		(0.10)	(0.15)		(0.17)		(0.20)
Net realized capital gains	—		—	—		(0.00	)(b)	(0.00	)(b)
Paid-in capital	—		—	—		(0.00	)(b)	—

Total Distributions	(0.08)		(0.10)	(0.15)		(0.17)		(0.20)

Net asset value, end of the period	$11.52		$11.58	$11.62		$11.69		$12.05

Total return(d)	0.18%		0.51%	0.69%		(1.55)%		3.17	%(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$73,027		$63,167	$56,936		$71,963		$75,522
Net expenses	1.52%		1.53%	1.55	%(f)	1.62	%(g)	1.60	%(h)
Gross expenses	1.52%		1.53%	1.55	%(f)	1.62	%(g)	1.65%
Net investment income	0.21%		0.47%	0.61%		0.36%		0.80%
Portfolio turnover rate	109	%(i)	48%	24%		39%		56%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	Includes fee/expense recovery of less than 0.01%.
(g)	Includes corporate tax expenses of 0.03%. Without this expense the ratio of net expenses would have been 1.59%.
(h)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(i)	The variation in the Fund’s turnover rate from 2015 to 2016 was primarily due to fluctuation in the level of fund assets due to shareholder flows.

See accompanying notes to financial statements.

71  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Limited Term Government and Agency Fund—Class Y
	Year Ended September 30, 2016		Year Ended September 30, 2015	Year Ended September 30, 2014		Year Ended September 30, 2013		Year Ended September 30, 2012
Net asset value, beginning of the period	$11.61		$11.65	$11.72		$12.08		$11.91

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.14		0.17	0.18		0.16		0.21
Net realized and unrealized gain (loss)	0.00	(b)	0.01 (c)	0.02		(0.23)		0.28

Total from Investment Operations	0.14		0.18	0.20		(0.07)		0.49

LESS DISTRIBUTIONS FROM:
Net investment income	(0.20)		(0.22)	(0.27)		(0.29)		(0.32)
Net realized capital gains	—		—	—		(0.00	)(b)	(0.00	)(b)
Paid-in capital	—		—	—		(0.00	)(b)	—

Total Distributions	(0.20)		(0.22)	(0.27)		(0.29)		(0.32)

Net asset value, end of the period	$11.55		$11.61	$11.65		$11.72		$12.08

Total return	1.19%		1.51%	1.70%		(0.56)%		4.19	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$411,898		$431,727	$330,224		$252,127		$220,444
Net expenses	0.52%		0.52%	0.55	%(e)	0.62	%(f)	0.60	%(g)
Gross expenses	0.52%		0.52%	0.55	%(e)	0.62	%(f)	0.65%
Net investment income	1.20%		1.45%	1.58%		1.35%		1.77%
Portfolio turnover rate	109	%(h)	48%	24%		39%		56%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Includes fee/expense recovery of less than 0.01%.
(f)	Includes corporate tax expenses of 0.03%. Without this expense the ratio of net expenses would have been 0.59%.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(h)	The variation in the Fund’s turnover rate from 2015 to 2016 was primarily due to fluctuation in the level of fund assets due to shareholder flows.

See accompanying notes to financial statements.

|  72

Notes to Financial Statements

September 30, 2016

1.  Organization.  Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Funds I:

Loomis Sayles Intermediate Duration Bond Fund (the “Intermediate Duration Bond Fund”)

Loomis Sayles Funds II:

Loomis Sayles High Income Fund (the “High Income Fund”)

Loomis Sayles Limited Term Government and Agency Fund (the “Limited Term Government and Agency Fund”)

Each Fund is a diversified investment company.

The Funds each offer Class A, Class C and Class Y shares. Prior to August 31, 2016, Intermediate Duration Bond Fund offered Retail Class and Institutional Class shares. Effective August 31, 2016, Retail Class shares were redesignated as Class A shares and Institutional Class shares were redesignated as Class Y shares. In addition, the Fund began offering Class C shares. As of the close of business on January 11, 2016, Class B shares of High Income Fund and Limited Term Government and Agency Fund were converted into Class A shares and are no longer offered.

Class A shares of Intermediate Duration Bond Fund and High Income Fund are sold with a maximum front-end sales charge of 4.25% (4.50% prior to November 2, 2015 for High Income Fund). Class A shares of Limited Term Government and Agency Fund are sold with a maximum front-end sales charge of 2.25% (3.00% prior to November 2, 2015). Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class Y shares are generally intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Funds’ prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”). Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that

73  |

Notes to Financial Statements (continued)

September 30, 2016

class (such as the Rule 12b-1 fees applicable to Class A and Class C). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Senior loans are valued at bid prices supplied by an independent pricing service, if available. Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange

|  74

Notes to Financial Statements (continued)

September 30, 2016

or market. In those cases, the official close price is used. Broker-dealer bid prices may be used to value debt and unlisted equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service. Futures contracts are valued at the most recent settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively. Centrally cleared credit default swap agreements are valued at settlement prices of the clearinghouse on which the contracts were traded or prices obtained from broker-dealers. Bilateral credit default swaps are valued based on mid prices (between the bid price and the ask price) supplied by an independent pricing service.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange (“NYSE”). This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities.

As of September 30, 2016, securities of the funds were fair valued as follows:

Fund	Securities classified as fair valued	Percentage of Net Assets	Securities fair valued by the Fund’s adviser	Percentage of Net Assets
High Income Fund	$1,828,035	1.0%	$1,097,873	0.6%
Intermediate Duration Bond Fund	—	—	23,756	Less than 0.1%
Limited Term Government and Agency Fund	3,037,018	0.3%	1,488,611	0.2%

75  |

Notes to Financial Statements (continued)

September 30, 2016

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Negative principal adjustments (in the event of deflation) are recorded as reductions of interest income to the extent of interest income earned, not to exceed the amount of positive principal adjustments on a cumulative basis. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statements of Operations,

|  76

Notes to Financial Statements (continued)

September 30, 2016

may be characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

For the year ended September 30, 2016, the amount of income available to be distributed by High Income Fund has been reduced by $2,868,074 as a result of losses arising from changes in exchange rates.

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  The Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts to acquire exposure to foreign currencies or to hedge the Funds’ investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts.

e.  Futures Contracts.  The Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset (liability) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market,

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Notes to Financial Statements (continued)

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which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

f.  Swap Agreements.  The Funds may enter into credit default swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Funds may be either the protection buyer or the protection seller. As a protection buyer, the Funds have the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Funds have the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Funds may also pay or receive upfront premiums. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that a Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

The notional amounts of swap agreements are not recorded in the financial statements. Swap agreements are valued daily and fluctuations in the value are recorded in the Statements of Operations as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded in the Statement of Assets and Liabilities as fees receivable or payable. When received or paid, fees are recorded in the Statement of Operations as realized gain or loss. Upfront premiums paid or received by the Funds are recorded on the Statements of Assets and Liabilities as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Funds as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). Bilateral swap

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Notes to Financial Statements (continued)

September 30, 2016

agreements are traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund faces the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Subsequent payments, known as “variation margin,” are made or received by the Fund based on the daily change in the value of the centrally cleared swap agreement. For centrally cleared swaps, the Fund’s counterparty credit risk is reduced as the CCP stands between the Fund and the counterparty. The Funds cover their net obligations under outstanding swap agreements by segregating or earmarking cash or securities.

No swap agreements were held by the Funds during the year ended September 30, 2016.

g.  When-Issued and Delayed Delivery Transactions.   The Funds may enter into when-issued or delayed delivery transactions. When-issued refers to transactions made conditionally because a security, although authorized, has not been issued. Delayed delivery refers to transactions for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of when-issued and delayed delivery securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. No interest accrues to the Funds until the transaction settles.

Delayed delivery transactions include those designated as To Be Announced (“TBAs”) in the Portfolios of Investments. For TBAs, the actual security that will be delivered to fulfill the transaction is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. Certain transactions require the Funds or counterparty to post cash and/or securities as collateral for the net mark-to-market exposure to the other party. The Funds cover their net obligations under outstanding delayed delivery commitments by segregating or earmarking cash or securities at the custodian.

Purchases of when-issued or delayed delivery securities may have a similar effect on the Funds’ NAV as if the Funds’ had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

h.  Federal and Foreign Income Taxes.  The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment

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income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2016 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

i.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency gains and losses, contingent payment debt instruments, basis tracking from corporate actions, premium amortization, defaulted and/or non-income producing securities, paydown gains and losses, return of capital distributions received, convertible bonds and distribution re-designations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, premium amortization, forward foreign currency contracts mark-to-market, basis tracking from corporate actions, contingent payment debt instruments, convertible bonds, defaulted and/or non-income producing securities and return of capital

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Notes to Financial Statements (continued)

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distributions received. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2016 and 2015 were as follows:

	2016 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
High Income Fund	$6,619,464	$396,248	$7,015,712
Intermediate Duration Bond Fund	3,295,835	—	3,295,835
Limited Term Government and Agency Fund	13,653,659	—	13,653,659

	2015 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
High Income Fund	$9,843,443	$3,412,156	$13,255,599
Intermediate Duration Bond Fund	2,124,550	—	2,124,550
Limited Term Government and Agency Fund	12,685,774	—	12,685,774

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

As of September 30, 2016, the components of distributable earnings on a tax basis were as follows:

	High Income Fund	Intermediate Duration Bond Fund	Limited Term Government and Agency Fund
Undistributed ordinary income	$156,678	$1,283,403	$766,853

Capital loss carryforward:
Short-term:
No expiration date	(251,066)	—	(848,283)
Long-term:
No expiration date	(2,330,822)	—	(11,847,451)

Total capital loss carryforward	(2,581,888)	—	(12,695,734)

Unrealized appreciation (depreciation)	(3,172,250)	1,012,166	(3,267,212)

Total accumulated earnings (losses)	$(5,597,460)	$2,295,569	$(15,196,093)

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As of September 30, 2016, unrealized appreciation (depreciation) on a tax basis was as follows:

	High Income Fund	Intermediate Duration Bond Fund	Limited Term Government and Agency Fund
Unrealized appreciation (depreciation)
Investments	$(984,705)	$1,012,166	$(3,267,212)
Foreign currency translations	(2,187,545)	—	—

Total unrealized appreciation (depreciation)	$(3,172,250)	$1,012,166	$(3,267,212)

j.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of September 30, 2016, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

k.  Due from Brokers.  Transactions and positions in certain forward foreign currency contracts are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between the Funds and the various broker/dealers. The due from broker balance in the Statement of Assets and Liabilities for High Income Fund represents cash pledged as collateral for forward foreign currency contracts. In certain circumstances the Fund’s use of cash held at brokers is restricted by regulation or broker mandated limits.

l.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of

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loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2016, none of the Funds had loaned securities under this agreement.

m.  Indemnifications.   Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Funds by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does

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September 30, 2016

not provide a reliable price for a security. Broker-dealer bid prices for which the Funds do not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid prices, are reviewed on a daily basis by the adviser, subject to oversight by Fund management and the Board of Trustees. If the adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2016, at value:

High Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$—	$3,251,090	$98,704	(b)	$3,349,794
Government Owned - No Guarantee	—	3,508,812	594,150	(c)	4,102,962
Home Construction	—	2,304,681	23	(b)	2,304,704
Non-Agency Commercial Mortgage-Backed Securities	—	2,555,459	908,874	(c)	3,464,333
All Other Non-Convertible Bonds(a)	—	136,438,387	—		136,438,387

Total Non-Convertible Bonds	—	148,058,429	1,601,751		149,660,180

Convertible Bonds(a)	—	5,681,081	—		5,681,081

Total Bonds and Notes	—	153,739,510	1,601,751		155,341,261

Senior Loans
Wirelines	—	1,205,599	150,561	(c)	1,356,160
All Other Senior Loans(a)	—	1,859,129	—		1,859,129

Total Senior Loans	—	3,064,728	150,561		3,215,289

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High Income Fund (continued)

Asset Valuation Inputs (continued)

Description	Level 1	Level 2	Level 3		Total
Preferred Stocks
Convertible Preferred Stocks
Midstream	$—	$604,306	$—		$604,306
Pharmaceuticals	729,608	1,165,014	—		1,894,622
REITs - Mortgage	—	103,095	—		103,095
All Other Convertible Preferred Stocks(a)	811,876	—	—		811,876

Total Convertible Preferred Stocks	1,541,484	1,872,415	—		3,413,899

Non-Convertible Preferred Stocks(a)	510,774	—	—		510,774

Total Preferred Stocks	2,052,258	1,872,415	—		3,924,673

Other Investments(a)	—	—	985,586	(d)	985,586
Common Stocks
Internet Software & Services	—	—	8,177	(b)	8,177
All Other Common Stocks(a)	1,213,118	—	—		1,213,118

Total Common Stocks	1,213,118	—	8,177		1,221,295

Warrants(e)	349	—	5,383	(b)	5,732
Short-Term Investments	—	9,639,758	—		9,639,758

Total Investments	3,265,725	168,316,411	2,751,458		174,333,594

Forward Foreign Currency Contracts (unrealized appreciation)	—	233	—		233

Total	$3,265,725	$168,316,644	$2,751,458		$174,333,827

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Fair valued by the Fund’s adviser.
(c)	Valued using broker-dealer bid prices.
(d)	Fair valued by the Fund’s adviser using broker-dealer bid prices for which the inputs are unobservable to the Fund.
(e)	Includes a security fair valued at zero using Level 2 inputs.

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Intermediate Duration Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Car Loan	$—	$11,162,715	$439,742	(b)	$11,602,457
ABS Home Equity	—	1,949,177	23,756	(c)	1,972,933
All Other Non-Convertible Bonds(a)	—	141,767,274	—		141,767,274

Total Non-Convertible Bonds	—	154,879,166	463,498		155,342,664

Municipals(a)	—	276,326	—		276,326

Total Bonds and Notes	—	155,155,492	463,498		155,618,990

Short-Term Investments	—	6,065,192	—		6,065,192

Total	$—	$161,220,684	$463,498		$161,684,182

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Valued using broker-dealer bid prices.
(c)	Fair valued by the Fund’s adviser.

For the year ended September 30, 2016 there were no transfers among Levels 1, 2 and 3.

Limited Term Government and Agency Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
ABS Student Loan	$—	$—	$400,000	(b)	$400,000
Agency Commercial Mortgage-Backed Securities	—	150,152,212	11,781,022	(b)	161,933,234
Collateralized Mortgage Obligations	—	132,419,280	1,488,611	(c)	133,907,891
Non-Agency Commercial Mortgage-Backed Securities	—	51,293,185	3,037,018	(b)	54,330,203
All Other Bonds and Notes(a)	—	559,256,816	—		559,256,816

Total Bonds and Notes	—	893,121,493	16,706,651		909,828,144

Short-Term Investments	—	19,857,087	—		19,857,087

Total	$—	$912,978,580	$16,706,651		$929,685,231

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Valued using broker-dealer bid prices.
(c)	Fair valued by the Fund’s adviser.

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Notes to Financial Statements (continued)

September 30, 2016

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2015 and/or September 30, 2016:

High Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2015	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$—	$—	$9,906	$(5,788)	$—
ABS Other	750,966	—	—	—	—
Government Owned - No Guarantee	—	—	—	84,150	510,000
Home Construction	—	27,009	—	(95,096)	—
Non-Agency Commercial Mortgage-Backed Securities	935,000	—	—	(26,126)	—
Senior Loans
Wirelines	—	128	—	(7,763)	—
Other Investments
Aircraft ABS	1,000,000	—	—	(14,414)	—
Common Stocks
Internet Software & Services	—	—	—	(11,863)	20,040
Warrants	—	—	—	5,383	—

Total	$2,685,966	$27,137	$9,906	$(71,517)	$530,040

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High Income Fund (continued)

Asset Valuation Inputs (continued)

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2016	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2016
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$(44,737)	$139,323	$—	$98,704	$(5,788)
ABS Other	—	—	(750,966)	—	—
Government Owned - No Guarantee	—	—	—	594,150	84,150
Home Construction	—	68,110	—	23	(95,096)
Non-Agency Commercial Mortgage-Backed Securities	—	—	—	908,874	(26,126)
Senior Loans
Wirelines	—	158,196	—	150,561	(7,763)
Other Investments
Aircraft ABS	—	—	—	985,586	(14,414)
Common Stocks
Internet Software & Services	—	—	—	8,177	(11,863)
Warrants	—	—	—	5,383	5,383

Total	$(44,737)	$365,629	$(750,966)	$2,751,458	$(71,517)

Debt securities valued at $207,433 were transferred from Level 2 to Level 3 during the period ended September 30, 2016. At September 30, 2015, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2016, these securities were valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the securities.

Debt securities valued at $750,966 were transferred from Level 3 to Level 2 during the period ended September 30, 2016. At September 30, 2015, these securities were valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the securities. At September 30, 2016,

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Notes to Financial Statements (continued)

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these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

A debt security valued at $158,196 was transferred from Level 2 to Level 3 during the period ended September 30, 2016. At September 30, 2015, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2016, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service did not provide a reliable price for the security.

All transfers are recognized as of the beginning of the reporting period.

Intermediate Duration Bond

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2015	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
ABS Car Loan	$—	$—	$—	$(184)	$439,926
ABS Home Equity	35,366	—	2,597	(1,314)	—

Total	$35,366	$—	$2,597	$(1,498)	$439,926

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2016	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2016
Bonds and Notes
Non-Convertible Bonds
ABS Car Loan	$—	$—	$—	$439,742	$(184)
ABS Home Equity	(12,893)	—	—	23,756	(1,628)

Total	$(12,893)	$—	$—	$463,498	$(1,812)

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Limited Term Government and Agency Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2015	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
ABS Student Loan	$—	$—	$—	$—	$400,000
Agency Commercial Mortgage-Backed Securities	14,113,679	—	(341,631)	(93,072)	—
Collateralized Mortgage Obligations	20,837	—	(149,996)	42,763	—
Non-Agency Commercial Mortgage-Backed Securities	3,037,972	—	—	(954)	—

Total	$17,172,488	$—	$(491,627)	$(51,263)	$400,000

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2016	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2016
Bonds and Notes
Non-Convertible Bonds
ABS Student Loan	$—	$—	$—	$400,000	$—
Agency Commercial Mortgage-Backed Securities	(1,897,954)	—	—	11,781,022	(312,513)
Collateralized Mortgage Obligations	(2,485,345)	4,060,352	—	1,488,611	42,766
Non-Agency Commercial Mortgage-Backed Securities	—	—	—	3,037,018	(954)

Total	$(4,383,299)	$4,060,352	$—	$16,706,651	$(270,701)

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Notes to Financial Statements (continued)

September 30, 2016

Debt securities valued at $4,060,352 were transferred from Level 2 to Level 3 during the period ended September 30, 2016. At September 30, 2015, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2016, these securities were valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the securities.

All transfers are recognized as of the beginning of the reporting period.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that High Income Fund used during the period include forward foreign currency contracts and futures contracts.

High Income Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. The Fund may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Fund. During the year ended September 30, 2016, High Income Fund engaged in forward foreign currency transactions for hedging purposes.

High Income Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. A Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Fund may use futures contracts to hedge against changes in interest rates and to manage its duration without having to buy or sell portfolio securities. During the year ended September 30, 2016, High Income Fund used futures contracts to manage duration.

The following is a summary of derivative instruments for High Income Fund as of September 30, 2016, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized appreciation on forward foreign currency contracts
Over-the-counter liability derivatives
Foreign exchange contracts	$233

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September 30, 2016

Transactions in derivative instruments for High Income Fund during the year ended September 30, 2016, as reflected within the Statements of Operations, were as follows:

Net Realized Gain (Loss) on:	Futures contracts	Foreign currency transactions[1]
Interest rate contracts	$(176,542)	$—
Foreign exchange contracts	—	281,234

Total	$(176,542)	$281,234

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts	Foreign currency translations[1]
Interest rate contracts	$160,868	$—
Foreign exchange contracts	—	(263,174)

Total	$160,868	$(263,174)

[1]

Represents realized gain and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period. Does not include other foreign currency gains or losses included in the Statements of Operations.

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of forward foreign currency contract and futures contract activity, as a percentage of net assets, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended September 30, 2016:

High Income Fund	Forwards	Futures
Average Notional Amount Outstanding	1.18%	2.28%
Highest Notional Amount Outstanding	2.03%	7.49%
Lowest Notional Amount Outstanding	0.11%	0.00%
Notional Amount Outstanding as of September 30, 2016	0.11%	0.00%

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

Unrealized gain and/or loss on open forwards and futures is recorded in the Statements of Assets and Liabilities. The aggregate notional values of forward and futures contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Funds’ net assets.

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Notes to Financial Statements (continued)

September 30, 2016

Over-the-counter derivatives, including forward foreign currency contracts, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Funds and their counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by a Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Funds and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Funds or the counterparty. The Funds’ ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the NAV of a Fund declines beyond a certain threshold. For financial reporting purposes, the Funds do not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities.

As of September 30, 2016, gross amounts of over-the-counter derivative assets and liabilities not offset in the Statements of Assets and Liabilities and the related net amounts after taking into account master netting arrangements by counterparty, are as follows:

High Income Fund

Counterparty	Gross Amounts of Assets	Offset Amount	Net Asset Balance	Collateral (Received)/ Pledged	Net Amount
Bank of America, N.A.	$233	$—	$233	$—	$233

The actual collateral received or pledged, if any, may exceed the amounts shown in the table due to overcollateralization. Timing differences may exist between when contracts under the ISDA agreements are marked-to-market and when collateral moves. The ISDA agreements include tri-party control agreements under which collateral is held for the benefit of the secured party at a third party custodian, State Street Bank.

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. A Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements,

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September 30, 2016

collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearinghouse, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. Based on balances reflected on each Fund’s Statement of Assets and Liabilities, the following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the applicable Fund would incur if parties (including OTC derivative counterparties and brokers holding margin for exchange-traded derivatives) to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the applicable Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of September 30, 2016:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
High Income Fund	$7,233	$7,233

5.  Purchases and Sales of Securities.  For the year ended September 30, 2016, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government/ Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
High Income Fund	$9,985,547	$13,851,481	$49,568,649	$52,338,522
Intermediate Duration Bond Fund	77,188,897	51,415,612	177,222,785	142,480,422
Limited Term Government and Agency Fund	919,322,168	900,410,968	140,894,958	67,739,496

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September 30, 2016

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $100 million	Next $400 million	Next $1.5 billion	Over $2 billion
High Income Fund	0.6000%	0.6000%	0.6000%	0.6000%
Intermediate Duration Bond Fund	0.2500%	0.2500%	0.2500%	0.2500%
Limited Term Government and Agency Fund	0.3750%	0.3750%	0.3500%	0.3000%

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until January 31, 2017 (January 31, 2018 for Intermediate Duration Bond Fund), may be terminated before then only with the consent of the Funds’ Board of Trustees, and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the year ended September 30, 2016 (period ending close of business January 11, 2016, for Class B) the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class Y
High Income Fund	1.10%	1.85%	1.85%	0.85%
Intermediate Duration Bond Fund	0.65%	—	1.40%	0.40%
Limited Term Government and Agency Fund	0.80%	1.55%	1.55%	0.55%

Loomis Sayles shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

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Notes to Financial Statements (continued)

September 30, 2016

For the year ended September 30, 2016, the management fees and waivers of management fees for each Fund were as follows:

	Gross Management Fees	Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
Fund				Gross	Net
High Income Fund	$971,664	$67,553	$904,111	0.600%	0.558%
Intermediate Duration Bond Fund	330,657	96,550	234,107	0.250%	0.177%
Limited Term Government and Agency Fund	3,309,940	—	3,309,940	0.364%	0.364%

[1]	Management fee waivers are subject to possible recovery until September 30, 2017.

No expenses were recovered for any of the Funds during the year ended September 30, 2016 under the terms of the expense limitation agreements.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees.  NGAM Distribution, L.P. (“NGAM Distribution), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) (effective August 31, 2016 for Intermediate Duration Bond Fund), and a Distribution and Service Plan relating to each Fund’s Class B and Class C shares (the “Class B and Class C Plans”).

Under the Class A Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by NGAM Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B and Class C Plans, each Fund pays (or paid) NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class B and Class C shares, as compensation for services provided by NGAM Distribution in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B and Class C Plans, each Fund pays (or paid) NGAM Distribution a monthly distribution fee at the annual rate of 0.75% of the average daily net assets

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Notes to Financial Statements (continued)

September 30, 2016

attributable to the Fund’s Class B and Class C shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Class B and Class C shares.

For the year ended September 30, 2016, the service and distribution fees for each Fund were as follows:

	Service Fees				Distribution Fees
Fund	Class A	Class B	Class C		Class B	Class C
High Income Fund	$85,726	$1	$29,545		$2	$88,636
Intermediate Duration Bond Fund	4,001	—	—	(a)	—	1
Limited Term Government and Agency Fund	1,002,251	1,734	193,399		5,201	580,197

(a)	Less than $1.

Prior to August 31, 2016, pursuant to Rule 12b-1 under the 1940 Act, Intermediate Duration Bond Fund had adopted a Distribution Plan relating to the Fund’s Retail Class shares (the “Retail Class Plan”). Under the Retail Class Plan, the Fund paid NGAM Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Retail Class shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Retail Class shares or for payments made by NGAM Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Retail Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

For the period ended August 31, 2016, Retail Class shares of Intermediate Duration Bond Fund paid $44,480 in distribution fees.

c.  Administrative Fees.  NGAM Advisors, L.P. (“NGAM Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. NGAM Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts and NGAM Advisors, each Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts and Loomis Sayles Funds Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts and Loomis Sayles Funds Trusts of $10 million, which is reevaluated on an annual basis.

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Notes to Financial Statements (continued)

September 30, 2016

For the year ended September 30, 2016, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
High Income Fund	$71,381
Intermediate Duration Bond Fund	58,358
Limited Term Government and Agency Fund	401,349

d.  Sub-Transfer Agent Fees.  NGAM Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers.

For the year ended September 30, 2016, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
High Income Fund	$166,948
Intermediate Duration Bond Fund	37,313
Limited Term Government and Agency Fund	403,560

As of September 30, 2016, the Funds owe NGAM Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
High Income Fund	$2,170
Intermediate Duration Bond Fund	670
Limited Term Government and Agency Fund	5,346

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September 30, 2016

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by NGAM Distribution during the year ended September 30, 2016 were as follows:

Fund	Commissions
High Income Fund	$2,704
Limited Term Government and Agency Fund	49,660

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $325,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $155,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $17,500. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $10,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts and Loomis Sayles Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2016, the Chairperson of the Board received a retainer fee at the annual rate of $300,000 and each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $130,000. The chairperson of the Governance Committee received an additional retainer fee at the annual rate of $5,000. All other Trustee fees remained unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts and Loomis Sayles Funds Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts and Loomis Sayles Funds Trusts, and are normally reflected as Trustees’ fees and expenses

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September 30, 2016

in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

g.  Affiliated Ownership.  As of September 30, 2016, Natixis US held shares of Intermediate Duration Bond Fund representing less than 0.01% of the Fund’s net assets. Loomis Sayles Employees’ Profit Sharing Retirement Plan (“Retirement Plan”) held shares of the Funds representing the following percentages of the Fund’s net assets:

Fund	Retirement Plan
Intermediate Duration Bond Fund	0.76%
Limited Term Government and Agency Fund	0.49%

Investment activities of affiliated shareholders could have material impacts on the Funds.

h.  Payment by Affiliates.  For the year ended September 30, 2016, Loomis Sayles reimbursed High Income Fund $2,130 in connection with a trading error.

7.  Line of Credit.  Effective April 14, 2016, each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, entered into a 364-day, $400,000,000 syndicated, committed, unsecured line of credit with Citibank, N.A. to be used for temporary or emergency purposes only. Any one Fund may borrow up to the full $400,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions. Interest is charged to the Funds at a rate equal to the greater of the eurodollar or the federal funds rate plus 1.00%. In addition, a commitment fee of 0.10% per annum, payable on the last business day of each month, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and other fees in connection with the new line of credit agreement, which are being amortized over a period of 364 days and are reflected as miscellaneous expenses on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

Prior to April 14, 2016 each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, participated in a $150,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund was able to borrow up to the full $150,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate do not exceed the $150,000,000 limit at any time). Interest was charged to each participating Fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

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Notes to Financial Statements (continued)

September 30, 2016

For the year ended September 30, 2016, none of the Funds had borrowings under these agreements.

8.  Concentration of Risk.   Limited Term Government and Agency Fund’s investments in mortgage-related and asset-backed securities are subject to certain risks not associated with investments in other securities. Mortgage-related and asset-backed securities are subject to the risk that unexpected changes in interest rates will have a direct effect on expected maturity. A shortened maturity may result in the reinvestment of prepaid amounts in securities with lower yields than the original obligations. An extended maturity may result in a reduction of a security’s value.

Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

9.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of September 30, 2016, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Account Holders	Percentage of Ownership
High Income Fund	2	19.34%
Intermediate Duration Bond Fund	5	44.13%

Omnibus shareholder accounts for which NGAM Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

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10.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended September 30, 2016		Year Ended September 30, 2015
High Income Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	5,509,748	$22,242,447	7,165,895	$31,113,644
Issued in connection with the reinvestment of distributions	299,177	1,169,586	580,589	2,471,372
Redeemed	(7,071,447)	(28,018,252)	(7,757,369)	(33,308,895)

Net change	(1,262,522)	$(4,606,219)	(10,885)	$276,121

Class B(a)
Issued in connection with the reinvestment of distributions	4	17	790	3,364
Redeemed	(623)	(2,485)	(27,193)	(117,824)

Net change	(619)	$(2,468)	(26,403)	$(114,460)

Class C
Issued from the sale of shares	799,861	$3,141,922	649,877	$2,832,749
Issued in connection with the reinvestment of distributions	88,851	345,998	166,683	709,594
Redeemed	(1,144,474)	(4,485,915)	(900,836)	(3,893,227)

Net change	(255,762)	$(997,995)	(84,276)	$(350,884)

Class Y
Issued from the sale of shares	14,901,804	$58,204,609	28,556,251	$124,963,285
Issued in connection with the reinvestment of distributions	1,041,928	4,056,961	1,781,224	7,571,272
Redeemed	(14,689,863)	(57,325,101)	(28,942,559)	(125,371,469)

Net change	1,253,869	$4,936,469	1,394,916	$7,163,088

Increase (decrease) from capital share transactions	(265,034)	$(670,213)	1,273,352	$6,973,865

(a)	On January 11, 2016, Class B shares were converted into Class A shares. See Note 1 of Notes to Financial Statements.

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10.  Capital Shares (continued).

	Year Ended September 30, 2016		Year Ended September 30, 2015
Intermediate Duration Bond Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	525,035	$5,443,679	1,537,057	$16,023,946
Issued in connection with the reinvestment of distributions	43,720	453,187	18,774	195,640
Redeemed	(505,357)	(5,247,036)	(353,439)	(3,689,833)

Net change	63,398	$649,830	1,202,392	$12,529,753

Class C*
Issued from the sale of shares	293,283	$3,088,274	—	$—
Issued in connection with the reinvestment of distributions	— (a)	1	—	—

Net change	293,283	$3,088,275	—	$—

Class Y
Issued from the sale of shares	7,746,460	$80,334,377	4,218,161	$44,085,723
Issued in connection with the reinvestment of distributions	231,356	2,401,500	164,768	1,719,664
Redeemed	(1,681,603)	(17,455,864)	(2,280,808)	(23,952,128)
Redeemed in-kind (Note 11)	(1,574,765)	(16,409,056)	—	—

Net change	4,721,448	$48,870,957	2,102,121	$21,853,259

Increase (decrease) from capital share transactions	5,078,129	$52,609,062	3,304,513	$34,383,012

*	From commencement of Class operations on August 31, 2016 through September 30, 2016.
(a)	Amount rounds to less than one share.

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10.  Capital Shares (continued).

	Year Ended September 30, 2016		Year Ended September 30, 2015
Limited Term Government and Agency Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	23,688,131	$272,639,541	9,649,293	$111,950,383
Issued in connection with the reinvestment of distributions	418,361	4,816,572	375,777	4,361,038
Redeemed	(15,575,978)	(179,339,659)	(7,161,541)	(83,105,890)

Net change	8,530,514	$98,116,454	2,863,529	$33,205,531

Class B(a)
Issued from the sale of shares	1,448	$16,709	4,412	$51,055
Issued in connection with the reinvestment of distributions	426	4,887	2,463	28,567
Redeemed	(230,595)	(2,644,555)	(140,481)	(1,628,030)

Net change	(228,721)	$(2,622,959)	(133,606)	$(1,548,408)

Class C
Issued from the sale of shares	4,330,687	$49,825,855	2,240,435	$26,003,916
Issued in connection with the reinvestment of distributions	29,632	341,361	27,082	314,602
Redeemed	(3,475,708)	(40,028,796)	(1,711,009)	(19,866,952)

Net change	884,611	$10,138,420	556,508	$6,451,566

Class Y
Issued from the sale of shares	22,122,240	$255,439,801	24,653,312	$286,964,981
Issued in connection with the reinvestment of distributions	391,770	4,524,155	339,019	3,946,537
Redeemed	(24,037,266)	(277,502,192)	(16,140,773)	(187,902,947)

Net change	(1,523,256)	$(17,538,236)	8,851,558	$103,008,571

Increase (decrease) from capital share transactions	7,663,148	$88,093,679	12,137,989	$141,117,260

(a)	On January 11, 2016, Class B shares were converted into Class A shares. See Note 1 of Notes to Financial Statements.

11.  Redemption In-Kind.  In certain circumstances, a Fund may distribute portfolio securities rather than cash as payment for redemption of Fund shares (redemption in-kind). For financial reporting purposes, the Fund will recognize a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the Fund will recognize a loss if the cost exceeds value. Gains and losses realized on redemptions in-kind are not recognized for tax purposes, and are re-classified from realized gain (loss) to paid-in-capital. The Intermediate Duration Bond Fund realized a loss of $16,464 on redemptions in-kind during the year ended September 30, 2016. This amount is included in realized gain (loss) on the Statements of Operations.

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Notes to Financial Statements (continued)

September 30, 2016

12.  Subsequent Event.  Effective November 30, 2016, High Income Fund will begin offering Class N shares to investors. Class N shares are offered with no initial minimum investment to certain retirement plans held in an omnibus fashion and fund of funds that are distributed by NGAM Distribution and with an initial minimum investment of $1,000,000 to other categories of investors.

105  |

Report of Independent Registered Public

Accounting Firm

To the Trustees of Loomis Sayles Funds Trust I and Loomis Sayles Funds Trust II and Shareholders of Loomis Sayles Intermediate Duration Fixed Income Fund, Loomis Sayles High Income Fund and Loomis Sayles Limited Term Government and Agency Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Intermediate Duration Fixed Income Fund, a series of Loomis Sayles Funds Trust I, and Loomis Sayles High Income Fund and Loomis Sayles Limited Term Government and Agency Fund, each a series of Loomis Sayles Funds Trust II (collectively, the “Funds”) at September 30, 2016, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian, agent banks and brokers, provide a reasonable basis for our opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 21, 2016

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2016 U.S. Tax Distribution Information To Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended September 30, 2016, a percentage of dividends distributed by the Fund listed below qualifies for the dividends received deduction for corporate shareholders. This percentage is as follows:

Fund	Qualifying Percentage
High Income	2.39%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Fund paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2016, unless subsequently determined to be different.

Fund	Amount
High Income	$396,248

Qualified Dividend Income.  For the fiscal year ended September 30, 2016, the Fund below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Fund pays a distribution during calendar year 2016, complete information will be reported in conjunction with Form 1099-DIV.

Fund
High Income

107  |

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Funds’ Statement(s) of Additional Information include additional information about the trustees of the Trusts and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Trustee since 2008 Chairperson of the Audit Committee and Governance Committee Member	Retired	44 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Audit Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	44 Director, Burlington Stores, Inc. (retail); Formerly, Director, BJ’s Wholesale Club (retail)	Experience on the Board and significant experience on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Richard A. Goglia (1951)	Trustee since 2015 Audit Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	44 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Contract Review Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	44 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

109  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Martin T. Meehan (1956)	Trustee since 2012 Contract Review Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	44 None	Experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2005 Trustee since 2003 Ex Officio member of the Audit Committee, the Contract Review Committee and the Governance Committee	President, Strategic Advisory Services (management consulting)	44 Formerly, Director, AES Corporation (international power company); formerly, Director, Verizon Communications (telecommunications company)	Significant experience on the Board and on the boards of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); formerly, Chief Executive Officer of Global Client Management of The Bank of New York Mellon Corporation	44 None	Experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Trustee since 2009 Audit Committee Member	Professor of Finance at Babson College	44 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Chairperson of the Contract Review Committee and Governance Committee Member	Retired	44 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

111  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Governance Committee and Contract Review Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	44 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015 President and Chief Executive Officer of Loomis Sayles Funds I since 2015	President, Chief Executive Officer and Director; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	44 None	Experience on the Board; continuing service as President, Chief Executive Officer and Director of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 President since 2008 and Chief Executive Officer since 2015 of Loomis Sayles Funds II and Executive Vice President of Loomis Sayles Funds I since 2008	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.	44 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES continued

John T. Hailer[5] (1960)	Trustee since 2003	President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.	44 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Ms. Moose was appointed to serve an additional three-year term as the Chairperson of the Board on December 13, 2013.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”) and Natixis ETF Trust (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[5]

Mr. Hailer is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

113  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President of Loomis Sayles Funds I and Loomis Sayles Funds II	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer	Since July 2016	Executive Vice President, General Counsel, Secretary and Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.; formerly, Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Rosa Licea-Mailloux (1976)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since July 2016	Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.; formerly, Associate General Counsel, NGAM Distribution, L.P.

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Mr. Fuss is not an officer of the Natixis Funds Trusts. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

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Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee Mr. Kenneth A. Drucker, Mr. Edmond J. English, Mr. Richard A. Goglia, and Mr. Erik R. Sirri are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4.	Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements and but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	10/1/14- 9/30/15	10/1/15- 9/30/16	10/1/14- 9/30/15	10/1/15- 9/30/16	10/1/14- 9/30/15	10/1/15- 9/30/16	10/1/14- 9/30/15	10/1/15- 9/30/16
Loomis Sayles Funds I	$428,778	$435,208	$3,970	$13,478	$142,086	$80,676	$—	$—

1.	Audit-related fees consist of:

2015 & 2016 - performance of agreed-upon procedures related to the Registrant’s deferred compensation plan.

2.	Tax fees consist of:

2015 & 2016 – review of Registrant’s tax returns and tax consulting services.

Aggregate fees billed to the Registrant for non-audit services during 2015 and 2016 were $146,056 and $94,154, respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. and entities controlling, controlled by or under common control with Loomis, Sayles & Company, L.P. (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	10/1/14- 9/30/15	10/1/15- 9/30/16	10/1/14- 9/30/15	10/1/15- 9/30/16	10/1/14- 9/30/15	10/1/15- 9/30/16
Control Affiliates	$—	$—	$—	$—	$—	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	10/1/14-9/30/15	10/1/15-9/30/16
Control Affiliates	$50,066	$119,120

None of the services described above were approved pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an Independent Trustee of the Registrant is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1)	Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).

(a)	(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(a)	(3)	Not applicable.

(b)		Certification of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Loomis Sayles Funds I

By:	/s/ Kevin Charleston

Name:	Kevin Charleston
Title:	President and Chief Executive Officer
Date:	November 21, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kevin Charleston

Name:	Kevin Charleston
Title:	President and Chief Executive Officer
Date:	November 21, 2016

By:	/s/ Michael C. Kardok

Name:	Michael C. Kardok
Title:	Treasurer
Date:	November 21, 2016